As filed with the Securities and Exchange Commission on November 29, 2005

                                                   Registration No. 333-129157
================================================================================

                                              SECURITIES AND EXCHANGE COMMISSION
                                                     WASHINGTON, D.C. 20549
                                                  --------------------------
                                                       AMENDMENT NO. 1 TO
                                                           FORM S-3
                                                    REGISTRATION STATEMENT
                                                            UNDER
                                                  THE SECURITIES ACT OF 1933
                                                  --------------------------
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                    ALLSTATE LIFE GLOBAL FUNDING                                      ALLSTATE LIFE INSURANCE COMPANY
            (As depositor of the trusts described herein,                    (As sponsor of the trusts described herein and as
         and as issuer of the funding notes described herein)                issuer of the funding agreements described herein)
        (Exact name of registrant as specified in its charter)             (Exact name of registrant as specified in its charter)

                              Delaware                                                           Illinois
(State or other jurisdiction of incorporation or organization)        (State or other jurisdiction of incorporation or organization)

                            Not Applicable                                                      36-2554642
               (I.R.S. Employer Identification Number)                            (I.R.S. Employer Identification Number)

                6525 Morrison Boulevard, Suite 318                                           3100 Sanders Road
                         Charlotte, NC 28211                                                Northbrook, IL 60062
                           (704) 365-0569                                                     (847) 402-5000
(Address, including zip code, and telephone number, including area    (Address, including zip code, and telephone number, including
        code, of registrant's principal executive offices)                area code, of registrant's principal executive offices)

                        Douglas K. Johnson                                                   Michael J. Velotta
                 President of AMACAR Pacific Corp.,                                 Senior Vice President, General Counsel
            Administrator of Allstate Life Global Funding                      and Secretary of Allstate Life Insurance Company
               and Allstate Life Global Funding Trusts                                         3100 Sanders Road
                       6525 Morrison Boulevard                                               Northbrook, IL 60062
                              Suite 318                                                         (847) 402-5000
                         Charlotte, NC 28211
                           (704) 365-0569
                                                     (Name, address, including zip code, and
                                                    telephone number, including area code, of
                                                      agents for service with respect to the
                                                                   registrants)
                                                                    Copies to:
                      John M. Schwolsky
                     Joseph L. Seiler III                                                       Anthony J. Ribaudo
              LeBoeuf, Lamb, Greene & MacRae LLP                                          Sidley Austin Brown & Wood LLP
                     125 West 55th Street                                                     10 South Dearborn Street
                     New York, NY 10019                                                       Chicago, Illinois 60603
                      (212) 424-8000                                                              (312) 853-7000
                                                                ------------------


Approximate date of commencement of proposed sale to the public: As soon as practicable after this registration statement becomes effective.

         If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, check the following box.|_|
         If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. |X|
         If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_|
         If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_|
         If delivery of the Prospectus is expected to be made pursuant to Rule 434, please check the following box. |_|

                                                                ------------------
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                                                       CALCULATION OF REGISTRATION FEE

====================================================================================================================================
                                                                            Proposed Maximum    Proposed Maximum       Amount of
                                                            Amount to        Offering Price    Aggregate Offering     Registration
Title of Each Class of Securities to be Registered        be Registered         Per Unit         Price(1)(2)(3)          Fee(4)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Secured Medium Term Notes(5).........................    $2,300,000,000           100%           $2,300,000,000         $270,710
Funding Notes(6).....................................    $2,300,000,000           100%           $2,300,000,000          None(6)
Funding Agreements(7)................................    $2,300,000,000           100%           $2,300,000,000          None(7)
====================================================================================================================================
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(1)  Estimated solely for the purpose of determining the amount of the registration fee pursuant to Rule 457(o) under the Securities Act of 1933.
(2)  If any securities are (a) denominated or payable in a foreign or composite currency or currencies, such principal amount as shall result in an aggregate initial offering price equivalent to $2,300,000,000, at the time of initial offering, (b) issued at an original issue discount, such greater principal amount as shall result in an aggregate initial offering price of
     $2,300,000,000, or (c) issued with their principal amount payable at maturity to be determined with reference to a currency exchange rate or other index, such principal amount as shall result in an aggregate initial offering price of $2,300,000,000.
(3)  $2,300,000,000 is the estimated maximum aggregate offering price of all the securities being  registered.
(4)  The  registration  fee has been  calculated  on the  basis  of the  maximum aggregate  offering price of all securities  listed in accordance with Rule
     457(o) under the Securities Act of 1933.
(5)  Each  issuance of Secured  Medium Term Notes will be made by a newly formed separate and distinct trust.
(6)  Registered  solely  pursuant to Rule 140 under the  Securities Act of 1933.
     Each  Funding Note of Allstate  Life Global  Funding will be purchased by a separate  and  distinct  trust  with  the net  proceeds  from the sale of a related  series of Secured  Medium Term Notes issued by such trust pursuant to Rule 457(o) under the Securities  Act of 1933, no separate  registration fees payable in respect of the Funding Notes.
(7)  Each Funding Agreement of Allstate Life Insurance Company will be purchased by Allstate Life Global Funding with the net proceeds from the sale of the related Funding Notes pursuant to Rule 457(o) under the Securities Act of
     1933, no separate registration fees payable in respect of the Funding
     Agreements.
                                ----------------
         The registrants hereby amend this registration statement on a date necessary to delay their effectiveness until the registrants file a further amendment specifically stating that this registration statement will become effective according to Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on the date the Commission determines.
================================================================================

                                EXPLANATORY NOTE

     This registration statement contains:

     o two prospectus supplements relating to one or more series of notes (one for an offering of series of secured medium term notes which are intended to be offered primarily to institutional investors and the other for an offering of series of secured medium term notes which are referred to as Allstate Life(R) CoreNotes(R) in the prospectus supplements and which are intended to be offered primarily to retail investors) which one or more newly created separate and distinct Delaware special purpose statutory trusts may offer from time to time to the public, as well as each related funding note which may be issued by Allstate Life Global Funding to the issuing trust, and one or more applicable funding agreements which may be issued by Allstate Life Insurance Company, and sold to, and deposited into, the issuing trust by Allstate Life Global Funding; and

     o a base prospectus relating to one or more series of secured medium term notes (including series of Allstate Life(R) CoreNotes(R)) which may be issued and sold by the trusts to the public, as well as each related funding note which may be issued by Allstate Life Global Funding to the issuing trust, and one or more applicable funding agreements which may be issued by Allstate Life Insurance Company, and sold to, and deposited into, the issuing trust by Allstate Life Global Funding.

     Each offering of a series of notes and the related funding note and funding agreement(s) made under this registration statement will be made pursuant to:

     o the base prospectus and one of the prospectus supplements included in this registration statement, with the specifications of the applicable series of notes, and the related funding note and funding agreement(s), set forth in the applicable pricing supplement; or

     o the base prospectus and a newly filed prospectus supplement to the base prospectus, with the specification of the applicable series of notes, and the related funding note and funding agreement(s) set forth in such newly filed prospectus supplement or a pricing supplement.

  "Allstate Life(R)" is a registered service mark of Allstate Insurance Company.

  "CoreNotes(R)" is a registered service mark of Merrill Lynch & Co., Inc.

The information in this prospectus supplement is not complete and may be changed. Neither the depositor nor the trusts may sell these securities until the registration statement filed with the SEC is effective. This prospectus supplement is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

                              Subject to Completion
                 Preliminary Prospectus Supplement dated      , 2005

PROSPECTUS SUPPLEMENT
(To prospectus dated        , 2005)

                                 $2,300,000,000
                          Allstate Life Global Funding
                                    Depositor
                            Secured Medium Term Notes
           Due Between Nine Months and 30 Years From the Date of Issue
               Issued Through Allstate Life Global Funding Trusts
                                   Secured by
                          Funding Agreements Issued by
                         Allstate Life Insurance Company
                                     Sponsor
                                ----------------
     Allstate Life Global  Funding (the  "depositor"  or "Global  Funding") is a statutory trust formed under the laws of the State of Delaware. Its sole purpose is to facilitate  the programs for the issuance of one or more series of secured medium term notes (the "notes").  Each series of notes will be issued by a newly created  separate  and distinct  Delaware  statutory  trust  (each,  a "trust").
Allstate  Life Global  Funding will be the sole  beneficial  owner of each trust that is formed and the  depositor  of the  funding  agreements  into the issuing trusts.  The  notes  of each  series  will  be  secured  by one or more  funding agreements  (each,  a "funding  agreement")  issued by Allstate  Life  Insurance
Company  ("Allstate  Life") and assigned  absolutely to, and deposited into, the issuing  trust by Global  Funding.  In  connection  with each offering of notes,
Allstate Life Global  Funding will issue the  applicable  funding note (each,  a
"funding note") as more fully described herein.  Allstate Life is the sponsor of the programs.

     The specific terms of each series of notes, and the related funding note and funding agreement(s), will be set forth in a separate pricing supplement, including the information related to the interest rate or specified rate of return thereof, the distribution frequency and the first expected distribution date.

         The notes of each series:

         o    will be issued in only one class;

         o will be the unconditional, direct, non-recourse, secured and unsubordinated obligations of the issuing trust only and will not represent the obligations of, or interest in, any other trust, Global Funding, Allstate Life or any of their respective affiliates;

         o will have a stated maturity of nine months to 30 years from the date of issue;

         o will have redemption and/or repayment provisions, if applicable, whether mandatory or at the option of the issuing trust or the holders of such notes;

         o will provide for payments in U.S. dollars or one or more foreign currencies;

         o    will be in book-entry or definitive form;

         o will bear interest at fixed or floating rates, or bear no interest at all; unless otherwise specified in the applicable pricing supplement, each trust will pay interest on the relevant series of notes on a monthly, quarterly, semiannual or annual basis;

         o will be secured by the right, title and interest of the issuing trust in and to (1) the funding agreement(s) held by that trust,
              (2) all proceeds of such funding agreement(s) and (3) all books and records pertaining to such funding agreement(s); and

         o may be sold to United States and foreign institutional and other investors.

         The funding note and funding agreement(s) issued in connection with the offering of a series of notes will represent the respective obligations of Global Funding and Allstate Life only and will not represent the obligations of or the interest in any person other than the respective issuing entity.

         Each class of securities offered may have an aggregate principal amount of up to $2,300,000,000 or the equivalent amount in one or more foreign or composite currencies.

         Investing in the notes involves risks that are described in the "Risk
Factors" section beginning on page S-[ ].
                                ----------------
         Neither the Securities and Exchange Commission, any state securities commission nor any state insurance commission has approved or disapproved of these securities or determined if this prospectus supplement, the accompanying prospectus or any pricing supplement is truthful or complete. Any representation to the contrary is a criminal offense.

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Merrill Lynch & Co.
       A.G. Edwards & Sons, Inc.
              Banc of America Securities LLC
                    Barclays Capital
                             Bear, Stearns & Co. Inc.
                                      Citigroup
                                         Credit Suisse First Boston
                                                   Deutsche Bank Securities
                                                            Goldman, Sachs & Co.
                                                                     JPMorgan
                                                                           Lehman Brothers
                                                                                    Morgan Stanley
                                                                                             RBS Greenwich Capital
                                                                                                     UBS Investment Bank
                                                                                                               Wachovia Securities


                                ----------------
         The date of this prospectus supplement is          , 2005.

                                TABLE OF CONTENTS
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                                                                                                                      Page

                              Prospectus Supplement

Forward-Looking Statements..............................................................................................S-1
About This Prospectus Supplement and the Pricing Supplements............................................................S-1
Summary.................................................................................................................S-3
Risk Factors...........................................................................................................S-11
Allstate Life Global Funding Trusts....................................................................................S-17
Allstate Life Global Funding...........................................................................................S-17
Allstate Life Insurance Company........................................................................................S-18
Description of the Notes...............................................................................................S-19
Global Clearance and Settlement Procedures.............................................................................S-44
Special Provisions Relating to Foreign Currency Notes..................................................................S-46
Description of the Funding Agreements..................................................................................S-48
United States Federal Income Tax Considerations........................................................................S-49
Plan of Distribution...................................................................................................S-59

                                   Prospectus

Forward-Looking Statements................................................................................................1
About this Prospectus.....................................................................................................2
Available Information.....................................................................................................3
Incorporation of Documents by Reference...................................................................................3
Description of Allstate Life Global Funding and the Trusts................................................................5
Description of Allstate Life Insurance Company...........................................................................16
Computation of Ratio of Earnings to Fixed Charges........................................................................17
Use of Proceeds..........................................................................................................17
Description of the Notes.................................................................................................18
Description of the Indentures............................................................................................19
Description of the Funding Notes.........................................................................................30
Description of the Funding Agreements....................................................................................31
Description of Support and Expenses Agreements...........................................................................37
Description of Administrative Services Agreements........................................................................38
ERISA Considerations.....................................................................................................39
Plan of Distribution.....................................................................................................42
Legal Opinions...........................................................................................................43
Experts..................................................................................................................43

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                                -----------------

         The trusts may sell the notes to one or more of the agents referred to below (collectively, the "Agents") as principals for resale at varying or fixed offering prices or through the applicable Agent(s) as agents using their reasonable efforts on behalf of each issuing trust. The trusts may also sell notes directly to investors without the assistance of any Agent. Unless otherwise specified in the applicable pricing supplement, any note sold to an Agent as principal will be purchased by that Agent at a price equal to 100% of the principal amount thereof less a percentage of the principal amount equal to the commission applicable to an agency sale of a note of identical maturity. Unless otherwise specified in the applicable pricing supplement, each trust will pay a commission to an Agent, ranging from .150% to .875% of the principal amount of each note, depending upon its stated maturity, sold through that Agent as its agent.

         You should rely on the information contained or incorporated by reference in this prospectus supplement, the accompanying prospectus and each applicable pricing supplement. Neither the registrants nor any Agent has authorized anyone to provide you with different or additional information. If anyone provides you with different or additional information, you should not rely on it. Neither the registrants nor any Agent is making an offer to sell the notes in any jurisdiction where the offer or sale is not permitted. You should not assume that the information contained or incorporated by reference in this prospectus supplement, the accompanying prospectus and the applicable pricing supplement is accurate as of any date other than the date of such document.

                           FORWARD-LOOKING STATEMENTS

Allstate Life

         This prospectus supplement, the accompanying prospectus and each applicable pricing supplement may include forward-looking statements of Allstate Life. These forward-looking statements are not statements of historical fact but rather reflect Allstate Life's current expectations, estimates and predictions about future results and events. These statements may use words such as "will," "should," "likely," "target," "anticipate," "believe," "estimate," "expect," "intend," "predict," "project" and similar expressions as they relate to Allstate Life or its management. When Allstate Life makes forward-looking statements, Allstate Life is basing them on its management's beliefs and assumptions, using information currently available to Allstate Life. These forward-looking statements are subject to risks, uncertainties and assumptions, including but not limited to, risks, uncertainties and assumptions discussed in this prospectus supplement, the accompanying prospectus and in each applicable pricing supplement. Factors that can cause or contribute to these differences include those described under the heading "Risk Factors" in this prospectus supplement. Allstate Life undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, developments or otherwise.

         If one or more of these or other risks or uncertainties materialize, or if Allstate Life's underlying assumptions prove to be incorrect, actual results may vary materially from what Allstate Life projected. Any forward-looking statements of Allstate Life you read in this prospectus supplement, the accompanying prospectus or any pricing supplement reflect Allstate Life's current views with respect to future events and are subject to these and other risks, uncertainties and assumptions relating to Allstate Life's operations, results of operations, growth strategy and liquidity. All subsequent written and oral forward-looking statements attributable to Allstate Life or individuals acting on Allstate Life's behalf are expressly qualified in their entirety by this section. You should specifically consider the factors identified in this prospectus supplement, the accompanying prospectus and each applicable pricing supplement which could cause actual results to differ before making an investment decision.

Global Funding and the Trusts

         This prospectus supplement, the accompanying prospectus and each applicable pricing supplement may include forward-looking statements of Global Funding and the trusts. These forward-looking statements are subject to risks, uncertainties and assumptions, including but not limited to, risks, uncertainties and assumptions discussed in this prospectus supplement, the accompanying prospectus and in each applicable pricing supplement. Global Funding does not, and the trusts will not, undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

         You should specifically consider the factors identified in this prospectus supplement, the accompanying prospectus and each applicable pricing supplement before making an investment decision. Global Funding and the trusts are not currently entitled to the safe harbors contained in Section 27A of the Securities Act of 1933, as amended (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Therefore, forward-looking statements of Global Funding and the issuing trusts in this prospectus supplement and the accompanying prospectus are not currently and will never be entitled to these safe harbors.

          ABOUT THIS PROSPECTUS SUPPLEMENT AND THE PRICING SUPPLEMENTS

         This document is a prospectus supplement and supplements a prospectus which is part of a registration statement filed with the Securities and Exchange Commission (the "SEC") by Allstate Life Global Funding and Allstate Life Insurance Company (the "registrants"). This prospectus supplement provides you with a general description of the notes that each trust may offer in connection with the secured medium term notes program and the related funding notes and funding agreements described in this prospectus supplement and the accompanying prospectus (this "program") and supplements the description of the notes, funding notes and funding agreements contained in the accompanying prospectus. The trusts may sell notes with a total initial public offering price or purchase price of up to $2,300,000,000 or the equivalent amount in one or more foreign currencies, less any amount of notes previously issued by the trusts under this program or pursuant to a separate prospectus supplement that relates to the Allstate Life(R) CoreNotes(R) program pursuant to which the notes may be offered by the trusts from time to time primarily to retail investors (the "Allstate Life(R) CoreNotes(R) program").

         The specific terms and conditions of a series of notes and the related funding note and funding agreement(s) being offered will be contained in a pricing supplement. A copy of that pricing supplement will be provided to you along with a copy of this prospectus supplement and the accompanying prospectus. That pricing supplement also may add, update, supplement or clarify information in this prospectus supplement and the accompanying prospectus. You should carefully review such additional, updated, supplemental or clarifying information contained in the pricing supplement. You should read this prospectus supplement and the accompanying prospectus and the pricing supplement together with the additional information that is incorporated by reference in this prospectus supplement and the accompanying prospectus. That additional information is described under the heading "Incorporation of Documents by Reference" in the accompanying prospectus.

         In connection with the issuance of any series of notes, the Agents have reserved the right to appoint one of them to act as a stabilizing agent. Such appointment will be disclosed in the applicable pricing supplement. In connection with the issuance of any series of notes, the stabilizing agent or any person acting on its behalf may over-allot or effect transactions with a view to supporting the market price of the notes at a level higher than that which might otherwise prevail for a limited period. However, there is no obligation on the stabilizing agent or any other person acting on its behalf to do this. Such stabilizing, if commenced, may be discontinued at any time and must be brought to an end after a limited period. Any such stabilizing shall be conducted in compliance with all relevant laws, rules and regulations. For a description of these activities, see "Plan of Distribution."

         In this prospectus supplement, references to the "depositor" and "Global Funding" are to Allstate Life Global Funding. References to the "trusts" are to Allstate Life Global Funding Trusts. References to an "issuing trust" are to a trust with respect to the series of notes issued and sold to the public by that trust. These references are not to Allstate Life Insurance Company. In this prospectus supplement, references to "Allstate Life" are to Allstate Life Insurance Company.

         In this prospectus supplement, references to "United States dollars," "U.S. dollars" or "$" are to lawful currency of the United States of America, and references to "Euro" are to the currency introduced at the start of the third stage of the European Economic and Monetary Union pursuant to the Treaty Establishing the European Community, as amended.

                                     SUMMARY

        This section summarizes certain of the legal and financial terms of the notes, funding notes and funding agreements that are described in more detail in "Description of the Notes" and "Description of the Funding Agreements" beginning on pages S-[ ] and S-[ ] of this prospectus supplement, "Description of the Funding Notes" beginning on page [ ] of the accompanying prospectus, and other information described elsewhere in this prospectus supplement or in the accompanying prospectus. Final terms of any particular series of notes and the related funding note and funding agreement(s) will be set at the time of issuance and will be contained in the applicable pricing supplement. That pricing supplement may add to, update, supplement or clarify the terms contained in this summary. In addition, you should read the more detailed information appearing elsewhere in the accompanying prospectus, this prospectus supplement and the applicable pricing supplement.

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The Trusts......................   Each series of notes will be issued by a newly created separate and distinct Delaware statutory trust (each, a "trust") formed by Allstate Life Global Funding, as trust beneficial owner, AMACAR Pacific Corp., as administrator (the "administrator"), and
                                   Wilmington Trust Company, as Delaware trustee (the "Delaware trustee"), pursuant to the filing of a certificate of trust and the execution of a trust agreement. Each trust agreement pursuant to which various trusts may be formed from time to time to issue notes is referred to in this prospectus supplement as a "trust agreement." Allstate Life Global
                                   Funding will be the sole beneficial owner of each trust that is formed.

Depositor; Issuer of Funding
   Notes........................   Allstate Life Global Funding is a registrant as the depositor of the funding agreements into the issuing trusts and the issuer of the funding notes.

Sponsor; Issuer of Funding
   Agreements...................   Allstate Life Insurance Company is the sponsor of the programs and a registrant as the issuer of the funding agreements.

                                   Allstate Life is not affiliated with any trust. None of Allstate Life or any of its officers, directors, subsidiaries or affiliates owns any beneficial interest in any trust nor has any of these persons or entities entered into any agreement with any trust other than in furtherance of the issuance of notes from time to time as contemplated by this prospectus supplement and the accompanying prospectus.

                                   None of Allstate Life or any of its officers, directors, subsidiaries or affiliates is affiliated with Global Funding, the Delaware trustee, the administrator, the indenture trustee or the funding note indenture trustee.

Purposes of Global Funding and
   Trusts.......................   The sole purpose of Global Funding is to facilitate the programs for the issuance of notes, including, in connection with each offering of notes, to issue the applicable funding note. The sole purpose of each trust is to issue the related series of notes to the public, which notes will be issued only on the original issue date of such notes and will be secured by one or more funding agreements issued by Allstate Life, and assigned absolutely to, and deposited into, the issuing trust by Global Funding. Each trust will use the net proceeds received from issuing its series of notes to acquire one or more funding agreements. Each trust will hold the collateral described below pertaining to its series of notes to fund its obligations under that series of notes. Each trust will pledge and collaterally assign the funding agreements held in that trust to the indenture trustee for the benefit of the holders of that trust's series of notes.

                                   The notes of each series will be the obligations of the issuing trust only and will not represent the obligations of, or interest in, any other trust, Global Funding, Allstate
                                   Life, or any of their respective affiliates. Holders of notes of a series may only look to the funding agreement(s) and any other collateral held in, or pledged and collaterally assigned to the indenture trustee by, the issuing trust for payment on their notes and not to the assets of Allstate Life or Global Funding, or the assets held in any other trust.




Delaware Trustee................   Wilmington Trust Company, a Delaware banking corporation, will be the sole trustee of
                                   Global Funding and each trust. The Delaware trustee will not be obligated in any way to make payments under or in respect of any notes, any funding notes or any funding agreements. The Delaware trustee is not affiliated with Allstate Life or the indenture trustee.

Administrator...................   AMACAR Pacific Corp. will be the administrator of Global Funding and each trust. The administrator will not be obligated in any way to make any payments under or in respect of the notes, any funding notes or any funding agreements. The administrator is not affiliated with Allstate Life or the indenture trustee.

Indenture Trustee...............   Each series of notes will be issued by the issuing trust pursuant to a separate indenture
                                   (each, an "indenture") to be entered into between the issuing trust and J.P. Morgan Trust
                                   Company, National Association, in its capacity as indenture trustee (including any successor, the "indenture trustee").  The indenture trustee is not affiliated with the trusts, the Delaware trustee, the administrator, Global Funding or Allstate Life.

Funding Note Indenture
   Trustee......................   Each funding note will be issued by Global Funding pursuant to a separate funding note indenture (each, a "funding note indenture") to be entered into between Global Funding and
                                   J.P. Morgan Trust Company, National Association, in its capacity as funding note indenture trustee (including any successor, the "funding note indenture trustee"). The funding note indenture trustee is not affiliated with the trusts, the Delaware
                                   Trustee, the administrator, Global Funding or Allstate Life.

Diagram of Parties..............   Below is a diagram showing the parties involved in the issuance of notes by each trust.

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                                                Funding Agreement(s)
                                           Deposit of Funding Agreement(s)
                                       --- into issuing trust. Funding note ---        Security Interest in
                                      |      is simultaneously cancelled.      |        Funding Agreement(s)
                                      |                                        |        (held for the benefit
                        Funding       |                                        |             of holders)
                      Agreement(s)    |                 Funding Note           |
-------------------                 -----------------                   ----------------                  --------------
|  Allstate Life  |---------------> |Allstate Life  |------------------>|              | ---------------- |  Indenture |
|Insurance Company|<--------------  |Global Funding |<----------------- | Issuing Trust|                  |   Trustee  |
-------------------  Note Proceeds  -----------------  Note Proceeds    ----------------                  --------------
                                                                          ^          |
                                                                          |          |
                                                                        Note
                                                                      Proceeds     Notes
                                                                          |          |
                                                                          |          v
                                                                        ----------------
                                                                        |              |
                                                                        | Noteholders  |
                                                                        ----------------



Allstate Life Can Issue Medium
   Term Notes and Funding
   Agreements Directly to
   Investors....................   Allstate Life is able to issue its own medium term notes directly to investors and does issue funding agreements directly to qualified investors. However, by securing each trust's notes with one or more of Allstate Life's funding agreements, such trust's notes are secured by an asset that would have a higher priority in insolvency than unsecured medium term notes of Allstate Life and, accordingly, may be entitled to receive a higher investment rating than unsecured medium term notes of Allstate Life. In addition, funding agreements are very difficult to transfer and have no active secondary market. By securing each trust's notes with one or more of Allstate Life's funding agreements, investors may be able to avail themselves of many of the benefits of Allstate Life's funding agreements while benefiting from the liquidity afforded by each trust's medium term notes.

Agents..........................   Merrill Lynch, Pierce, Fenner & Smith Incorporated, A.G. Edwards & Sons, Inc., Banc of
                                   America Securities LLC, Barclays Capital Inc., Bear, Stearns & Co. Inc., Citigroup Global
                                   Markets Inc., Credit Suisse First Boston LLC, Deutsche Bank Securities Inc., Goldman,

                                       S-4


                                   Sachs & Co., Greenwich Capital Markets, Inc., J.P. Morgan Securities Inc., Lehman
                                   Brothers Inc., Morgan Stanley & Co. Incorporated, UBS Securities LLC and Wachovia
                                   Securities L.L.C.

Secured Medium Term Notes
Program.........................   This prospectus supplement relates to notes that each trust may issue and sell to institutional investors under this secured medium term notes program.

Allstate Life(R) CoreNotes(R)
Program.........................   Included in the registration statement, of which this prospectus supplement is a part, is another prospectus supplement relating to notes that may be issued and sold to retail investors by one or more newly established Delaware statutory trusts under the related
                                   Allstate Life(R) CoreNotes(R) Program. The terms of the Allstate Life(R) CoreNotes(R)
                                   are identical in all material respects to the terms of the notes to be sold under this program, as described in this prospectus supplement, except that the Allstate Life(R)
                                   CoreNotes(R):

                                        o        may not be issued as amortizing notes;

                                        o        will be denominated in U.S. dollars only;

                                        o        will not provide for the payment of additional amounts relating to any required withholding under any circumstances; and

                                        o        may contain a survivor's option, permitting optional repayment of notes of a series of notes, subject to certain limitations, prior to maturity, if requested, following the death of the beneficial owner of notes of that series.

Amount of the Notes.............   The trusts may collectively issue up to a maximum of $2,300,000,000 of notes, or the equivalent in one or more foreign or composite currencies, in connection with this prospectus supplement, less any amount of notes previously issued under this program, the related Allstate Life(R) CoreNotes(R) program or otherwise under the accompanying prospectus.

Flow of Funds...................   Any funds collected by the indenture trustee where no event of default exists under an indenture in respect of notes of a series shall be applied in the following order at the date or dates fixed by the indenture trustee and, in case of the distribution of such funds on account of principal, any premium and interest, and any additional amounts, upon presentation, if applicable, of the certificate representing the notes of such series and the notation thereon of the payment if only partially paid or upon the surrender thereof if fully paid:

                                        o        First: to the payment of principal, any premium and interest, any additional amounts, and any other amounts then due and owing on the notes of such series, ratably, without preference or priority of any kind, according to the aggregate amounts due and payable on such notes;

                                        o        Second: to the payment of any other obligations then due and owing with respect to such series of notes, ratably, without preference or priority of any kind; and

                                        o        Third: to the payment of any remaining balance to the issuing trust for distribution by the administrator in accordance with the provisions of the applicable trust agreement.

                                   Any funds collected by the indenture trustee following an event of default or otherwise under the applicable indenture in respect of the notes of a series shall be applied in the following order at the date or dates fixed by the indenture trustee and, in case of the distribution of such funds on account of principal, any premium and interest and any other amounts due and owing, upon presentation of the global security or certificates


                                       S-5




                                   representing the notes of such series and the notation thereon of the payment if only partially paid or upon the surrender thereof if fully paid:

                                        o        First: to the payment of costs and expenses, including reasonable compensation to the indenture trustee and each predecessor indenture trustee and their respective agents and attorneys and of all expenses and liabilities incurred, and all advances made, by the indenture trustee and each predecessor indenture trustee except as those adjudicated in a court of competent jurisdiction to be the result of any such indenture trustee's negligence or bad faith, in an aggregate amount of no more than $250,000 for all series of notes outstanding;

                                        o        Second: to the payment of principal, any premium and interest, any additional amounts and any other amounts then due and owing on the notes of such series, ratably, without preference or priority of any kind, according to the aggregate amounts due and payable on such notes;

                                        o        Third: to the payment of any other obligations then due and owing with respect to such series of notes, ratably, without preference or priority of any kind; and

                                        o        Fourth: to the payment of any remaining balance to the issuing trust for distribution by the administrator in accordance with the provisions of the applicable trust agreement.

                                   Except for payments made on the trust expiration date or otherwise in connection with the liquidation of the issuing trust, all funds and other property received by the Delaware trustee on behalf of the issuing trust in respect of the applicable collateral will be deposited into the payment account of such trust and will be distributed by such trust as follows:

                                        o        First: to the indenture trustee for the payment of all amounts then due and unpaid upon the applicable series of notes and any other amounts due and payable, in accordance with the applicable indenture; and

                                        o        Second: any remaining funds and other property deposited into the payment account shall be distributed to the trust beneficial owner.

                                   On the trust expiration date, the remaining collateral and any other assets held in the trust shall be liquidated, and distributed in the following order of priority:

                                        o        First: to pay all amounts due and unpaid on the applicable series of notes and any other amounts due and payable in accordance with the applicable indenture; and

                                        o        Second:  any remaining funds and other property shall be paid to the trust beneficial owner.

Terms of the Notes:

   Status.......................        o        The notes of a series will be the unconditional, direct, non-recourse and unsubordinated obligations of the issuing trust and will rank equally among themselves.

                                        o        Each series of notes may be accelerated in the payment of principal and outstanding interest if an event of default under the notes of such series occurs. Upon the occurrence of an event of default, the indenture trustee on

                                       S-6




                                                 behalf of the holders of notes of such series may only proceed against the collateral held in the issuing trust.

                                        o        The notes of each series are not, and will not be, insurance contracts, insurance policies or funding agreements.

                                        o        The notes of each series will be the obligations of the issuing trust only and will not represent the obligations of, or interest in, any other trust, Global Funding,
                                                 Allstate Life or any of their respective affiliates.

                                        o        The notes are not guaranteed by any person or entity.

                                        o        The notes will not benefit from any insurance guaranty fund coverage or any similar protection.

   Payment of Principal and
   Interest.....................        o        Principal and interest payments, if any, on any series of notes will be made solely from the proceeds of one or more funding agreements, and any other collateral, securing such series of notes. Each series of notes may be interest bearing or non-interest bearing.

                                        o        Each series of notes that bears interest may bear interest at either a fixed rate or a floating rate, or a combination of fixed and floating rates, as specified in the applicable pricing supplement.

                                        o        A trust may issue amortizing notes that pay an amount in respect of both interest and principal amortized over the life of the notes, if so specified in the applicable pricing supplement.

                                        o        The principal amount of each note (other than amortizing notes) will be payable on its stated maturity date, repayment date or redemption date, as specified in the applicable pricing supplement, at the corporate trust office of the paying agent or any other place designated by the issuing trust.

                                        o        Interest, if any, will be payable on the dates set forth in the applicable pricing supplement.

   Interest Rate................        o        Each fixed rate note will bear interest from its date of issue at the rate stated in the applicable pricing supplement until the principal is paid.
                                                 Each floating rate note will bear interest from the date of issue until the principal is paid at a rate determined by reference to an interest rate or interest rate formula, which may be adjusted by a spread and/or spread multiplier (each as more fully described under "Description of the Notes").
                                                 The pricing supplement will designate one or more of the following base rates, along with the index maturity for that base rate:

                                                        o       the CD Rate,

                                                        o       the CMT Rate,

                                                        o       the Commercial Paper Rate,

                                                        o       the Constant Maturity Swap Rate

                                                        o       the Eleventh District Cost of Funds Rate,

                                       S-7

                                                        o       the Federal Funds Open Rate

                                                        o       the Federal Funds Rate,

                                                        o       LIBOR,

                                                        o       EURIBOR,

                                                        o       the Prime Rate, or

                                                        o       the Treasury Rate.
   Redemption and
   Repayment....................        o        A trust will redeem its series of notes if Allstate Life redeems each funding agreement securing such series of notes. Except as otherwise specified in the accompanying prospectus, this prospectus supplement or the applicable pricing supplement, the funding agreement(s) securing a series of notes will not be redeemable by Allstate Life, and a series of notes will not be repayable at the option of the holders prior to its stated maturity date.
                                                 Unless otherwise specified in the applicable pricing supplement, the notes will not be subject to any sinking fund.

   Maturities...................        o        Each series of notes will mature nine months to 30 years from its date of original issuance. Each series of notes will have the same maturity date as the related funding agreement(s).

Currencies and Denominations....   Unless otherwise specified in the applicable pricing supplement, notes will be denominated in U.S. dollars and will be issued and sold in denominations of $1,000 and integral multiples of
                                   $1,000 in excess thereof. Each funding note and funding agreement will be issued in the same currency as the notes of the related series. Each funding note will be issued in the same denomination as the notes of the applicable series.

Listing of Notes................   Unless otherwise specified in the applicable pricing supplement, a series of notes will not be listed on any securities exchange.

Forms of Notes..................   Each series of notes will be issued in fully registered form and, unless otherwise specified in the applicable pricing supplement, will be initially represented by one or more book-entry notes registered in the name of Cede & Co., the nominee of The Depository
                                   Trust Company ("DTC"), as depositary, or in the name of a common depositary for Euroclear
                                   Bank S.A./N.V., as operator of the Euroclear System ("Euroclear") or Clearstream Banking,
                                   societe anonyme ("Clearstream Luxembourg"), in each case as depositary or by one or more definitive notes. Each book-entry note will be held by the indenture trustee as custodian for the applicable depositary.

Clearing Systems................   Unless otherwise specified in the applicable pricing supplement, the notes of each series will be cleared through DTC.

Collateral......................   The notes of a series will be secured by the right, title and interest of the issuing trust in and to (1) the funding agreement(s) held by that trust, (2) all proceeds of such funding agreement(s) and (3) all books and records pertaining to such funding agreement(s). In this prospectus supplement, references to "other collateral" are to items (2) and (3) above.

Funding Agreements..............   The funding agreements are unsecured obligations of Allstate Life, an Illinois stock life insurance company. In the event of insolvency of an Illinois insurance company, claims against the insurer's estate are prioritized pursuant to Section 5/205 of the Illinois
                                   Insurance Code. Under Section 5/205(1)(d) of the Illinois Insurance Code, claims by
                                   "policyholders, beneficiaries, and insureds, under insurance policies, annuity contracts, and

                                       S-8




                                   funding agreements" receive payment prior to any distribution to general creditors not falling within any other priority class under the Illinois Insurance Code.

                                   The registrants believe that in a properly prepared and presented case in a delinquency proceeding under Article XIII of the Illinois Insurance Code, 215 ILCS Section 5/187 et
                                   seq. (the "Illinois Liquidation Act"), the timely and properly filed claims of an owner under the funding agreement (with the possible exception of claims for Additional
                                   Amounts, as discussed below) would be entitled to distribution pari passu with claims made by other policyholders, beneficiaries, and insureds under other insurance policies, insurance contracts, annuities and funding agreements issued by Allstate Life, and the claims of the Illinois Life and Health Insurance Guaranty Association, and any similar organization in another state, in accordance with Section 5/205(1)(d) of the Illinois
                                   Liquidation Act, and an owner's claims under the funding agreement should not be recharacterized as other than the claims of a policyholder, beneficiary, or insured under an insurance policy, insurance contract, annuity or funding agreement.

                                   The obligations of Allstate Life under any funding agreement will not be guaranteed by any person or entity.

                                   If a funding agreement so provides, Allstate Life may be required to pay Additional Amounts
                                   (as such term is defined therein) to the indenture trustee as collateral assignee of the funding agreement. For a discussion regarding payment of Additional Amounts, see "Description of the
                                   Notes--Withholding Tax and Payment of Additional Amounts." Although such payments could be viewed as a claim under the funding agreements within the meaning of Section 5/205(1)(d), they may also be argued to be a separate payment obligation. Therefore, while in a proceeding before a court of competent jurisdiction the court might find that a claim for an Additional Amount constitutes a claim under a funding agreement, it also might find that such a claim is not a claim entitled to the priority afforded by Section 5/205(1)(d). If a claim for an Additional Amount does not constitute a claim entitled to the priority afforded by Section 5/205(1)(d), then in a properly prepared and presented case any claim for an Additional Amount would be entitled to the same priority as claims of general creditors of Allstate Life under Section 5/205(1)(g).

                                   With respect to the issuance of any series of the notes, the aggregate amount of Allstate Life's liabilities that would rank pari passu with each funding agreement securing such series of notes is disclosed in the financial statements of Allstate Life contained in Allstate Life's most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q filed with the SEC, in each case as of the date of such financial statements. This amount appears in the Consolidated
                                   Statements of Financial Position as a liability under the line item entitled "Contractholder funds."

Terms of the Funding Notes......   Each trust will use the net proceeds received from the issuance of the related series of notes to purchase a funding note in definitive form (each, a "funding note") from Global
                                   Funding.  Each funding note will have a principal amount equal to the principal amount of the related series of notes. Each funding note will otherwise have payment and other terms substantially similar to the related series of notes, except that each funding note will contain a provision that makes it immediately cancelable upon the assignment and deposit by Global Funding of the related funding agreement(s) to the related issuing trust.

Terms of the Funding Agreements..  Global Funding will use the net proceeds received from the sale of the related funding note to purchase one or more funding agreements issued by Allstate Life. Global Funding will immediately assign absolutely to, and deposit into, the issuing trust each such funding agreement. The funding agreement(s) will have a principal amount equal to the principal amount of the related series of notes. The funding agreement(s) will otherwise have payment and other terms substantially similar to the related series of notes.

Withholding Tax.................   All amounts due in respect of the notes of a series will be made without any applicable withholding or deduction for or on account of any present or future taxes, duties, levies,


                                       S-9

                                   assessments or other governmental charges of whatever nature imposed or levied by or on behalf of any governmental authority, unless such withholding or deduction is required by law. Neither the notes of the applicable series nor the related funding note or funding agreement(s) will provide for the payment of additional amounts relating to any required withholding or deduction imposed or levied on payments in respect of a series of notes or the related funding note or funding agreement(s). As a result, the risk of any such withholding or deduction, whether or not as a result of a change in law or otherwise, will be borne by the holders of such series of notes.

Ratings.........................   Unless otherwise indicated in the applicable pricing supplement, it is expected that each series of notes, and the related funding note and the funding agreement(s) securing such series of notes will have an issue credit rating of "AA" from Standard & Poor's Ratings
                                   Services, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's").  It is
                                   expected that the program will be rated "Aa2" by Moody's Investors Service, Inc.
                                   ("Moody's") and "AA" by Standard & Poor's. If Moody's or Standard & Poor's changes the program rating, the new program rating will be specified in the applicable pricing supplement. Notes of a series will be issued under the program only in the event that, at the time of issuance of such series of notes, at least one nationally recognized rating agency would assign an investment grade rating to such series of notes, the related funding note and the funding agreement(s) securing such series of notes.

Fees and Expenses...............   Allstate Life and Global Funding entered into an amended and restated support and
                                   expenses agreement dated as of               , 2005 (the "depositor support agreement").
                                   Pursuant to the depositor support agreement, Allstate Life agreed, among other things, to pay certain costs and expenses relating to the offering, sale and issuance of each funding note and certain costs, expenses and taxes incurred by Global Funding. Pursuant to the depositor trust agreement, Allstate Life also agreed to indemnify the indenture trustee, the Delaware trustee, the administrator and each other service provider, as well as Global Funding, with respect to certain matters.

                                   In connection with the issuance of a series of notes, Allstate Life and the issuing trust will enter into a support and expenses agreement (each, a "support agreement"). Under each support agreement, Allstate Life will agree to pay certain costs and expenses relating to the offering, sale and issuance of the applicable series of notes and certain costs, expenses and taxes incurred by the issuing trust. Pursuant to each support agreement, Allstate Life will also agree to indemnify the indenture trustee, the Delaware trustee, the administrator and each other service provider, as well as the issuing trust, with respect to certain matters.

                                   It is anticipated that the indenture trustee fees for this program will be approximately
                                   $13,000 annually.

Governing Law...................   The notes, each indenture and each funding note will be governed by, and construed in accordance with, the laws of the State of New York. The depositor trust agreement is, and each trust agreement will be, governed by, and construed in accordance with, the laws of the State of Delaware. The funding agreements will be governed by the laws of the State of
                                   Illinois.

United States Federal Income Tax
   Considerations...............   Special tax counsel to Global Funding will render its opinion that under current law and based on certain facts and assumptions contained in such opinion, for United States
                                   Federal income tax purposes, Global Funding and each trust will be ignored and that the notes will be classified as indebtedness of Allstate Life. Each holder and beneficial owner of the notes, by purchase of the notes, agrees to such treatment. Accordingly, holders of the notes generally will have the same United States federal income tax consequences from the purchase of the notes as they would had they purchased a debt obligation issued directly by Allstate Life. Prospective purchasers of the notes must carefully consider the tax consequences of the ownership and disposition the notes set forth under "United States Federal Income Tax Considerations."


                                  RISK FACTORS

         Your investment in the notes includes risks. In consultation with your own financial and legal advisers, you should carefully consider, among other matters, the following discussion of risks before deciding whether an investment in the notes is suitable for you. The notes are not an appropriate investment for you if you do not understand their significant components and/or financial matters. You should also consult the discussion of risk factors set forth in Allstate Life's Annual Report on Form 10-K for the year ended December 31, 2004, which is incorporated into this prospectus supplement and the accompanying prospectus by reference.

Risk Factors Relating to the Depositor and the Trusts

Each trust will have limited resources and therefore its ability to make timely payments with respect to its series of notes will depend upon Allstate Life making payments under the relevant funding agreement

         The ability of a trust to make timely payments with respect to the related series of notes is principally dependent upon Allstate Life making the related payments under each relevant funding agreement. Each trust is a special purpose statutory trust formed for the purpose of the issuance of the related series of notes. The obligations under a series of notes will be secured by and payable solely from the collateral held in the issuing trust. No holder of a series of notes will have any right to receive payments from the collateral related to any other series of notes.

The notes of a series are the obligations only of the issuing trust and are not obligations of, or guaranteed by, Allstate Life or any of its affiliates

         The notes are not obligations of Allstate Life, Global Funding or any other person or entity other than the issuing trust. The notes are not guaranteed by any person or entity. Except pursuant to the terms of the funding agreement(s) included in the collateral for each series of notes, none of these entities nor any agent, trustee or beneficial owner of Global Funding or the trusts, in respect of any trust, is under any obligation to provide funds or capital to Global Funding or the trusts or with respect to any series of notes issued by the trusts. The net worth of Global Funding on the date hereof is approximately $1,000 and is not expected to increase materially. The net worth of each trust is expected to be minimal.

As of the date of issue of any series of notes, the issuing trust will have, no prior operating history

         Global Funding is and the trusts will be special purpose statutory trusts organized under the laws of the State of Delaware. Global Funding exists for the sole purpose of facilitating the programs for the issuance of notes. Each trust will exist for the exclusive purposes of: issuing and selling one series of notes to investors; using the net proceeds from the sale of series of notes to acquire the related collateral, including one or more funding agreements; and engaging in other activities necessary or incidental thereto. As of the date of issue of any series of notes, the issuing trust will have, no prior operating history.

Risk Factors Relating to the Notes

The notes of a series are non-recourse obligations of the issuing trust

         The obligations under the notes of a series are non-recourse obligations payable solely from the applicable collateral constituting the assets of the issuing trust. If any event of default shall occur under any series of the notes, the rights of the holders of the notes of such series and the indenture trustee, on behalf of such holders, will be limited to a proceeding against the applicable collateral. None of such holders or the indenture trustee will have the right to proceed against the collateral related to any other series of notes, Global Funding, any other trust or any of Allstate Life, its officers, directors, affiliates, employees or agents or any of the trustees, beneficial owners or agents, or any of their respective officers, directors, affiliates, employees or agents in the case of any judgment in which there is deficiency remaining after foreclosure of any property included in such collateral. If an event of default shall have occurred under a series of notes, the indenture trustee will be entitled to have its fees and expenses paid solely from the collateral of such series of notes before holders of the notes of such series receive payment of the amounts then due and owing with respect to their notes; provided, that such priority of the indenture trustee over the holders of the notes of a series will be limited to an aggregate amount of no more than $250,000 for all series of notes. All claims of the holders of a series of notes in excess of amounts received from the related collateral will be extinguished. In the absence of an event of default under a funding agreement, the occurrence of an event of default under the related series of notes will not give rise to any right to accelerate such applicable funding agreement. In that event, it is possible that the obligations under the applicable series of notes may be accelerated while the obligations of Allstate Life under the applicable funding agreement(s) would not be similarly accelerated. If this occurs, the indenture trustee may have no or limited ability to proceed against the applicable funding agreement(s) and the related collateral and holders of the notes may not be paid in full, or in a timely manner upon such acceleration. See "Description of the Indentures--Events of Default" in the accompanying prospectus.

Allstate Life will be the sole obligor under the funding agreements

         Since Allstate Life will be the sole obligor under the funding agreements, the ability of a trust to meet its obligations, and your ability to receive payments from such trust, with respect to a particular series of notes, will be principally dependent upon Allstate Life's ability to perform its obligations under each applicable funding agreement held by the issuing trust. Despite this, you will have no direct contractual rights against Allstate Life under any such funding agreement. Pursuant to the terms of each funding agreement, recourse rights to Allstate Life will belong to the issuing trust, its successors and permitted assignees. In connection with the offering and sale of a series of notes, the issuing trust will pledge, collaterally assign and grant a security interest in the collateral for such series of notes to the indenture trustee on behalf of the holders of the applicable series of notes and the other persons identified in the relevant indenture. Recourse to Allstate Life under each such funding agreement will be enforceable only by the indenture trustee as a secured party on behalf of holders of such series of notes and the other persons identified in the relevant indenture. Accordingly, if Allstate Life fails to perform its obligations under the applicable funding agreement(s), your ability to receive payments from the issuing trust would be materially and adversely affected.

         Nonetheless, since Allstate Life is a registrant, purchasers of notes may be able to proceed directly against Allstate Life to enforce their rights under the Federal securities laws and their rights under the Federal securities laws will be no different than if they purchased the underlying funding agreements directly from Allstate Life.

The notes could be deemed to be participations in the funding agreements or could otherwise be deemed to be contracts of insurance and holders of the notes could be found to be acting as insurance agents or brokers

         The laws and regulations of each state of the United States and the District of Columbia (the "covered jurisdictions") contain broad definitions of the activities that may constitute the conduct of the business of insurance in such jurisdictions. Because the primary asset of each trust will be one or more funding agreements issued by Allstate Life, which will be sold to, and deposited into, the issuing trust by Global Funding, it is possible that a trust's issuance of notes, Global Funding's issuance of the related funding note or the performance of the issuing trust's obligations under the notes, including the payment or prepayment of amounts due under the notes, or the purchase, resale or assignment of the notes by any investor or any person who acquires the notes directly or indirectly from such investor

         o could be characterized by one or more jurisdictions as the conduct of the business of insurance by Global Funding, the issuing trust, any such investor or any such other person or

         o could otherwise subject Global Funding, the issuing trust, any such investor or any such other person to regulation under the insurance laws of one or more covered jurisdictions.

         This could, among other effects, require such persons to be subject to regulatory licensure or other qualifications and levels of compliance that cannot practically be achieved. Failure to comply with such requirements could subject any such person to regulatory penalties. In the event Global Funding or any trust is subject to any such penalties or any other liabilities resulting from such regulation, the ability of holders to receive payment under the notes could be materially and adversely affected. In addition, any such failure to comply or the threat of any such regulation could reduce liquidity with respect to the notes, prevent an investor from transferring notes and reduce the marketability and market value of the notes. Therefore, any such regulation or threat of regulation by any one or more covered jurisdictions could result in an investor either being unable to liquidate its investment in the notes or, upon any such liquidation, receiving a value significantly less than the initial investment in the notes.

         The Illinois Department of Insurance has confirmed that it does not consider the sale of publicly offered funding agreement backed medium term notes to violate the Illinois Insurance Code. In addition, the Illinois Department of Insurance has approved the form of funding agreement to be used in connection with the offering of notes.

         Based primarily upon communications with the staff of the insurance regulatory bodies in most states and the legal advice of LeBoeuf, Lamb, Greene & MacRae LLP, Allstate Life and Global Funding believe that:

         o the notes should not be subject to regulation as participations in the funding agreements themselves or otherwise constitute insurance contracts under the insurance laws of the covered jurisdictions; and

         o Global Funding, the trusts and persons selling or purchasing the notes should not be subject to regulation as doing an insurance business under the insurance laws of the covered jurisdictions by virtue of their respective activities in connection with the offer, sale and/or purchase of the notes.

         There are, however, wide variations in the insurance laws of the covered jurisdictions, subtle nuances in their application, and a general absence of any consistent pattern of interpretation or enforcement. Insurance regulatory authorities have broad discretionary powers in administering the insurance laws, including the authority to modify or withdraw a regulatory interpretation, impose new rules, and take a position contrary to Allstate Life's. In addition, state courts are not bound by any regulatory interpretations and could take a position contrary to Allstate Life's. Consequently, there can be no assurance that the purchase, resale or assignment of the notes or the funding notes will not subject the parties to such transaction to regulation or enforcement proceedings under the insurance laws of one or more covered jurisdictions.

Notes of a series may be redeemed early if the trust becomes obligated to pay Additional Amounts

         If a trust is obligated to withhold or deduct any taxes or pay any additional amount (as defined in "Description of the Notes--Withholding Tax and Payment of Additional Amounts") with respect to any payment on the notes of a series to non-U.S. Holders, or if there is a material probability that the issuing trust will become obligated to withhold or deduct any such taxes or pay any additional amount (in the opinion of independent legal counsel selected by Allstate Life), in each case pursuant to a change in or amendment to any United States tax laws or any regulation or ruling thereunder or any change in the position of the Internal Revenue Service regarding the application or interpretation thereof, then Allstate Life, pursuant to the terms of the relevant funding agreement(s), may terminate the relevant funding agreement(s). If Allstate Life terminates the relevant funding agreement(s), the issuing trust will redeem the particular series of notes by giving not less than 30 nor more than 75 days' notice. Upon such redemption, the trust will pay holders of such series of notes the outstanding amounts then due and owing with respect to their notes. If a trust redeems your notes, you may not be able to invest the redemption proceeds in a comparable security at an interest rate equal to the interest rate on your notes being redeemed.

Payments under funding agreements may be insufficient to pay principal and interest, if any, under the notes

         Payments of the principal of and any interest on a series of notes will be made solely from the payments the issuing trust receives under the applicable funding agreement(s). Unless otherwise specified in this prospectus supplement or the applicable pricing supplement, Allstate Life will not pay any Additional Amounts (as defined in the applicable funding agreement) in respect of a funding agreement to compensate for any withholding or deduction for or on account of any present or future taxes, duties, levies, assessments or governmental charges of whatever nature imposed or levied on payments in respect of a funding agreement, by or on behalf of any governmental authority and each holder of a note of the related series of notes will be deemed for all purposes to have received cash in an amount equal to the portion of such withholding or deduction that is attributable to such holder's interest in the notes, as equitably determined by the issuing trust. Under this circumstance, the issuing trust will not actually pay, or cause to be paid, to such holder all of the amounts which would have been receivable by such holder in the absence of such taxes, duties, levies, assessments or other governmental charges.

Redemption may adversely affect your return on the notes

         If your notes are redeemable at the option of the issuing trust, it may choose to redeem your notes at times when prevailing interest rates are relatively low. In addition, if your notes are subject to mandatory redemption, the issuing trust may be required to redeem your notes also at times when prevailing interest rates are relatively low. As a result, you may not be able to reinvest the redemption proceeds in a comparable security at an interest rate equal to the interest rate on your notes being redeemed.

There may not be any trading market for your notes; many factors affect the trading and market value of your notes

         Upon issuance, the notes of a series will not have an established trading market. No assurance can be given that a trading market for your notes will ever develop or be maintained if developed. In addition to the creditworthiness of Allstate Life and the issuing trust, many factors affect the trading market for, and trading value of, your notes. These factors include:

         o the complexity and volatility of the formula applicable to your notes;

         o the method of calculating the principal, premium and interest in respect of your notes;

         o    the time remaining to the maturity of your notes;

         o    the outstanding amount of the applicable series of notes;

         o    any redemption features of your notes;

         o the amount of other debt securities linked to the formula applicable to your notes; and

         o the level, direction and volatility of market interest rates generally.

         There may be a limited number of buyers if you decide to sell your notes. This may affect the price you receive for your notes or your ability to sell your notes at all. In addition, notes that are designed for specific investment objectives or strategies often experience a more limited trading market and more price volatility than those not so designed. You should not purchase notes unless you understand and know you can bear all of the investment risks involving your notes.

Foreign currency notes are subject to exchange rate and exchange control risks

         If you invest in notes that are denominated and/or payable in a currency other than U.S. dollars, which are referred to in this prospectus supplement as "foreign currency notes," you will be subject to significant risks not associated with an investment in a debt security denominated and payable in U.S. dollars. These risks include the possibility of material changes in the exchange rate between U.S. dollars and the applicable foreign currency and the imposition or modification of exchange controls by the applicable governments. The trusts will have no control over the factors that generally affect these risks, including economic, financial and political events and the supply and demand for the applicable currencies. Moreover, if payments on your foreign currency notes are determined by reference to a formula containing a multiplier or leverage factor, the effect of any change in the exchange rates between the applicable currencies will be magnified. In recent years, exchange rates between certain currencies have been highly volatile and volatility between these currencies or with other currencies may be expected in the future. Fluctuations between currencies in the past are not necessarily indicative, however, of fluctuations that may occur in the future. Depreciation of your payment currency would result in a decrease (1) in the equivalent yield in U.S. dollars of your foreign currency notes, (2) in the U.S. dollar equivalent value of the principal and any premium payable at maturity or any earlier redemption of your foreign currency notes and (3) generally, in the U.S. dollar equivalent market value of your foreign currency notes.

         Governmental exchange controls could affect exchange rates and the availability of the payment currency for your foreign currency notes on a required payment date. Even if there are no exchange controls, it is possible that your payment currency will not be available on a required payment date for circumstances beyond the control of the issuing trust. In these cases the issuing trust will be allowed to satisfy the obligations in respect of your foreign currency notes in U.S. dollars.

Ratings of the medium term note program described in this prospectus supplement, the Allstate Life(R) CoreNotes(R) program and each series of notes may not reflect all risks of an investment in the notes

         Each series of notes will be rated by at least one nationally recognized statistical rating organization. The ratings of such notes will primarily reflect the financial strength of Allstate Life and will change in accordance with the rating of Allstate Life's financial strength and with any change in the priority status under Illinois law of funding agreements. Any rating is not a recommendation to purchase, sell or hold any particular security, including the notes. Such ratings do not comment as to market price or suitability for a particular investor. In addition, there can be no assurance that a rating will be maintained for any given period of time or that a rating will not be lowered or withdrawn in its entirety. The ratings of the medium term note program described in this prospectus supplement, the Allstate Life(R) CoreNotes(R) program and each series of notes may not reflect the potential impact of all risks related to structure and other factors on any trading market for, or trading value of, your notes.

An increase in market interest rates could result in a decrease in the value of any notes bearing interest at a fixed rate

         If market interest rates increase above the interest rate of notes bearing interest at a fixed rate, such notes bearing interest at a fixed rate generally decline in value because debt instruments of the same face value priced at market interest rates will yield higher income. Consequently, if you purchase fixed rate notes and market interest rates increase above the fixed interest rate on the notes you have purchased, the market value of your notes may decline. Allstate Life can give no assurance regarding the future level of market interest rates.

If you purchase discount notes, the amount payable to you upon early redemption, repayment or acceleration of these notes may be less than the principal amount (i.e., par) of the notes plus accrued but unpaid interest and premium, if any

         If you purchase discount notes, the amount payable to you upon early redemption, repayment or acceleration of these notes may be less than the principal amount thereof plus accrued and unpaid interest. The amount payable will be determined by the formula set forth in this prospectus supplement or pricing supplement.

Risk Factors Relating to the Collateral

The funding agreements are unsecured obligations of Allstate Life. If the funding agreements were not determined to be insurance contracts, they would be accorded the same priority in an insolvency of Allstate Life as its other general unsecured obligations

         The primary assets of each trust will be one or more funding agreements, and payments on the notes of a series will principally depend on payments under each related funding agreement(s). In addition, each trust will grant a security interest in, pledge and assign as collateral each funding agreement it acquires with the proceeds from the offering of a series of notes together with the related collateral to the indenture trustee, on behalf of the holders of the notes of such series and other persons specified in the relevant indenture, to secure the obligations under that series of notes.

         In the event of insolvency of an Illinois insurance company, claims against the insurer's estate are prioritized pursuant to Section 5/205 of the Illinois Insurance Code. Under Section 5/205(1)(d) of the Illinois Insurance Code, claims by "policyholders, beneficiaries, and insureds, under insurance policies, annuity contracts, and funding agreements" receive payment prior to any distribution to general creditors not falling within any other priority class under the Illinois Insurance Code. The funding agreements are unsecured obligations of Allstate Life.

         Lord, Bissell & Brook LLP, special Illinois insurance regulatory counsel of Allstate Life, has opined that, subject to the limitations, qualifications and assumptions set forth in its opinion letter, in a properly prepared and presented case, (1) in a delinquency proceeding under Article XIII of the Illinois Insurance Code, 215 ILCS Section 5/187 et seq. (the "Illinois Liquidation Act"), the timely and properly filed claims of an owner under the funding agreement (with the possible exception of claims for Additional Amounts, as discussed below) would be entitled to distribution pari passu with claims made by other policyholders, beneficiaries, and insureds under other insurance policies, insurance contracts, annuities and funding agreements issued by Allstate Life, and the claims of the Illinois Life and Health Insurance Guaranty Association, and any similar organization in another state, in accordance with
Section 5 /205(1)(d) of the Illinois Liquidation Act, and (2) an owner's claims under the funding agreement should not be recharacterized as other than the claims of a policyholder, beneficiary, or insured under an insurance policy, insurance contract, annuity or funding agreement.

         In the absence of controlling judicial precedents, the opinion of Lord, Bissell & Brook LLP is based on a reasoned analysis of Illinois statutes, as well as application of other states' judicial decisions involving similar or analogous circumstances, and is subject to the limitations, qualifications and assumptions set forth in its opinion letter. Investors should note that in the event of the insolvency of an insurance company, however, the judicial application of statutes governing the distribution of the insurer's general assets has typically proceeded on a case-by-case basis.

Additional Amounts may be considered a separate payment obligation and may not be subject to the same priority as other amounts claimed under the funding agreements

         If a funding agreement so provides, Allstate Life may be required to pay Additional Amounts (as such term is defined therein) to the indenture trustee as collateral assignee of the funding agreement. Although such payments could be viewed as a claim under the funding agreements within the meaning of
Section 5/205(1)(d), they may also be argued to be a separate payment obligation. Therefore, while in a proceeding before a court of competent jurisdiction, the court might find that a claim for an Additional Amount constitutes a claim under a funding agreement, it also might find that such a claim is not a claim entitled to the priority afforded by Section 5 /205(1)(d). Lord, Bissell & Brook LLP has opined that if a claim for an Additional Amount does not constitute a claim entitled to the priority afforded by Section 5/205(1)(d), then in a properly prepared and presented case any claim for an Additional Amount would be entitled to the same priority as claims of general creditors of Allstate Life under Section 5/205(1)(g). Accordingly, in the event of the insolvency of Allstate Life, your claim for any payments of Additional Amounts may be subordinated to claims for other amounts under the applicable funding agreement.

Changes in Federal tax legislation could adversely affect Allstate Life's business

         Under the Internal Revenue Code of 1986, as amended (the "Code"), United States Federal income tax payable by policyholders on investment earnings is deferred during the accumulation period of certain life insurance and annuity products. Thus, taxes, if any, are payable on income attributable to a distribution under the contract for the year in which the distribution is made. This favorable tax treatment may give certain of Allstate Life's products a competitive advantage over other noninsurance products. On May 28, 2003, President Bush signed the Jobs and Growth Tax Relief Reconciliation Act of 2003, which reduces the federal income tax rates applicable to certain dividends and capital gains realized by individuals. This legislation may lessen the competitive advantage of certain of Allstate Life's products vis-a-vis other investments that generate dividend and/or capital gain income. As a result, demand for certain of Allstate Life's products that offer income tax deferral may be negatively impacted. Additionally, Congress has from time to time considered other legislation that would reduce or eliminate the benefits to policyowners of the deferral of taxation on the accretion of value within certain insurance products or otherwise affect the taxation of insurance products and insurance companies. To the extent that the Code is revised to reduce the tax deferred status of insurance products, or to reduce the taxation of competing products, all life insurance companies, including Allstate Life, could be adversely affected.

                       ALLSTATE LIFE GLOBAL FUNDING TRUSTS

         Each series of notes will be issued by a newly created separate and distinct trust formed by Global Funding, the administrator and the Delaware trustee pursuant to the filing of a certificate of trust and the execution of the applicable trust agreement. Global Funding will be the sole beneficial owner of each trust that is formed.

         After formation, each trust will not engage in any activity other than:

         o    issuing and selling a single series of notes;

         o immediately acquiring a funding note and immediately surrendering such funding note for cancellation pursuant to its terms in exchange for one or more funding agreement(s);

         o    acquiring, holding and maintaining the funding agreement(s);

         o pledging, assigning as collateral and granting a security interest in the applicable funding agreement(s) to the indenture trustee;

         o    making payments on the applicable series of notes; and

         o engaging in other activities that are necessary, suitable or convenient to accomplish the foregoing or are incidental to or connected with those activities.

         The principal executive offices of the trusts will be located at Allstate Life Global Funding Trusts, c/o: AMACAR Pacific Corp., 6525 Morrison Boulevard, Suite 318, Charlotte, North Carolina 28211. The telephone number will be (704) 365-0569. For more information about the trusts, see "Description of Allstate Life Global Funding and the Trusts" in the accompanying prospectus.

                          ALLSTATE LIFE GLOBAL FUNDING

         Global Funding is a special purpose statutory trust formed under the laws of the State of Delaware, pursuant to the filing of a certificate of trust and the execution of the depositor trust agreement among the Delaware trustee, the administrator and AMACAR Pacific Corp., as trust beneficial owner of Global Funding. The sole purpose of Global Funding is to serve as depositor for the programs.

         Global Funding will not engage in any activity other than:

         o    beneficially owning the trusts;

         o    issuing one or more funding notes;

         o    acquiring one or more funding agreements from Allstate Life;

         o pledging, assigning as collateral and granting a security interest in the applicable funding agreement(s) to the funding note indenture trustee;

         o assigning absolutely the funding agreement(s) to, and depositing such funding agreement(s) into, the trusts; and

         o engaging in other activities that are necessary, suitable or convenient to accomplish the foregoing or are incidental to or connected with those activities.

         The principal executive offices of Global Funding are located at Allstate Life Global Funding, c/o: AMACAR Pacific Corp., 6525 Morrison Boulevard, Suite 318, Charlotte, North Carolina 28211. The telephone number is
(704) 365-0569. For more information about Global Funding, see "Description of Allstate Life Global Funding and the Trusts" in the accompanying prospectus.

                         ALLSTATE LIFE INSURANCE COMPANY

         Allstate Life was organized in 1957 as a stock life insurance company under the laws of the State of Illinois. It conducts substantially all of its life insurance operations directly or through wholly owned United States subsidiaries. It is a wholly owned subsidiary of Allstate Insurance Company ("AIC"), a stock property-liability insurance company organized under the laws of the State of Illinois. All of the outstanding stock of AIC is owned by The Allstate Corporation, a publicly owned holding company incorporated under the laws of the State of Delaware.

         The Allstate Corporation, together with its subsidiaries, is the second largest personal property and casualty insurer in the United States on the basis of 2003 statutory premiums earned. Widely known through the "You're In Good Hands With Allstate(R)" slogan, The Allstate Corporation, through its subsidiaries, provides insurance products to approximately 17 million households and has approximately 13,600 exclusive agencies and financial specialists in the United States and Canada. For more information about Allstate Life, see "Description of Allstate Life Insurance Company" in the accompanying prospectus.

         Allstate Life's principal executive offices are located at 3100 Sanders Road, Northbrook, Illinois 60062 and its telephone number is (847) 402-5000.

                            DESCRIPTION OF THE NOTES

         This section provides a summary description of the material provisions of the notes. Each series of notes will be issued pursuant to a separate indenture (each, an "indenture") to be entered into between the issuing trust and J.P. Morgan Trust Company, National Association, as indenture trustee (including any successor, the "indenture trustee"). The provisions of the notes are not restated in their entirety and you should read the actual provisions set forth in the standard indenture terms filed as an exhibit to the registration statement of which this prospectus supplement and the accompanying prospectus form a part because those provisions, and not this description, will define your rights as an owner of an interest in the notes of a series. The terms and conditions of the notes described in this section will apply to each series of notes, except that the specific terms of a series of notes will be added in the applicable pricing supplement and each book-entry or definitive note (each, a "note certificate") representing the notes of such series. It is important for you to consider the information contained in this prospectus supplement, the accompanying prospectus, the applicable indenture, the applicable pricing supplement and the note certificates in making your investment decision.

         This section describes some technical concepts and occasionally contains defined terms. You should refer to the standard indenture terms and the form of note certificates filed as exhibits to the registration statement to which this prospectus supplement and the accompanying prospectus relate for the full description of those concepts and complete definitions of those terms.

General

         Indentures

         Each trust will issue its series of notes subject to and entitled to the benefits of a separate indenture. Each indenture will be subject to, qualified under and governed by, the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"). The aggregate principal amount of notes that may be authenticated and delivered under each indenture will be unlimited. For a description of the indentures, see "Description of the Indentures" beginning on page [ ] of the accompanying prospectus.

         Collateral

         Pursuant to each indenture, the issuing trust will assign each funding agreement held by it to the indenture trustee on behalf of the holders of the notes issued by such trust. Each series of notes will be secured by a first priority perfected security interest in the "collateral" for such series of notes in favor of the indenture trustee, on behalf of the holders of the notes of such series and the other persons identified in the relevant indentures which will consist of the right, title and interest of the issuing trust in and to:

         o    the funding agreement(s) held by the issuing trust;

         o    all proceeds of the relevant funding agreement(s); and

         o all books and records pertaining to the relevant funding agreement(s).

         Ranking

         The notes of a series will be the unconditional, direct, non-recourse and unsubordinated obligations of the issuing trust and will rank equally among themselves. The notes of each series will be the obligations of the issuing trust only and will not represent the obligations of, or interest in, any other trust, Global Funding, Allstate Life or any of their respective affiliates.

         Pricing Supplement

         The pricing supplement relating to the offering of a series of notes will describe the following terms:

         o    the principal amount and specified currency for the notes;

         o    whether the notes are:

                  o   fixed rate notes;

                  o   floating rate notes;

                  o amortizing notes, meaning that a portion or all of the principal amount is payable prior to the stated maturity date in accordance with a schedule or by application of a formula; and/or

                  o discount notes that do not bear any interest currently or bear interest at a rate that is below market rates at the time of issuance;

         o the price at which the notes will be issued, which will be expressed as a percentage of the aggregate principal amount or face amount;

         o    the original issue date on which the notes will be issued;

         o    the stated maturity date;

         o if the notes are fixed rate notes, the rate per annum at which the notes will bear any interest and the interest payment date frequency;

         o    if the notes are floating rate notes, relevant terms such as:

                  o   the interest rate basis or interest rate bases;

                  o   the initial interest rate;

                  o   the interest reset period or the interest reset dates;

                  o   the interest payment dates;

                  o   the index maturity;

                  o   any maximum interest rate;

                  o   the minimum interest rate;

                  o   the spread and/or spread multiplier; and

                  o any other terms relating to the particular method of calculating the interest rate for the notes and whether and how the spread and/or spread multiplier may be changed prior to the stated maturity date;

         o if the notes are amortizing notes, the terms for repayment prior to the stated maturity date;

         o whether the notes may be redeemed by the issuing trust, or repaid at the option of the holders, prior to the stated maturity date and the terms of their redemption or repayment, provided that any such redemption or repayment will be accompanied by the simultaneous redemption or repayment of the relevant funding agreement(s);

         o any special United States federal income tax considerations relating to the purchase, ownership and disposition of the notes; and

         o any other terms of the notes provided in the accompanying prospectus to be set forth in a pricing supplement or that are otherwise consistent with the provisions of the indenture under which the notes will be issued.

         The pricing supplement also may add, update, supplement or clarify information in this prospectus supplement and the accompanying prospectus.

         Pricing Options

         Notes that bear interest will either bear interest at fixed or floating rates, as specified in the applicable pricing supplement. The trusts may also issue discount notes and amortizing notes, as specified in the applicable pricing supplement.

         Maturities

         Each series of notes will mature on a day nine months to 30 years from its date of issue (the "stated maturity date"), as specified in the applicable pricing supplement, unless its principal (or, any installment of its principal) becomes due and payable prior to the stated maturity date, whether, as applicable, by the declaration of acceleration of maturity, notice of redemption at the option of the issuing trust, notice of the registered holder's option to elect repayment or otherwise (the stated maturity date or any date prior to the stated maturity date on which the particular series of notes becomes due and payable, as the case may be, is referred to as the "maturity date" with respect to the principal of such series of notes repayable on that date). Each series of notes will mature on or prior to 30 years from its date of original issuance. Each series of notes will have the same maturity as the related funding agreement(s).

         Currency

         Unless otherwise specified in the applicable pricing supplement, the notes of a series will be denominated in, and payments of principal, premium, if any, and/or interest or other amounts, if any, in respect thereof will be made in, United States dollars. Each series of notes also may be denominated in, and payments of principal, premium, if any, and/or interest or other amounts, if any, in respect thereof may be made in, one or more foreign currencies. See "Special Provisions Relating to Foreign Currency Notes--Payment of Principal, Premium, if any, and Interest, if any." The currency in which a particular series of notes is denominated (or, if that currency is no longer legal tender for the payment of public and private debts in the country issuing that currency or, in the case of Euro, in the member states of the European Union that have adopted the single currency in accordance with the Treaty Establishing the European Community, as amended by the Treaty on European Union, the currency which is then legal tender in the related country or in the adopting member states of the European Union, as the case may be) is referred to as the "specified currency" with respect to such series of notes.

         You will be required to pay for your notes in the specified currency. At the present time, there are limited facilities in the United States for the conversion of United States dollars into foreign currencies and vice versa, and commercial banks do not generally offer non-United States dollar checking or savings account facilities in the United States. The Agent from or through which a foreign currency note is purchased may be prepared to arrange for the conversion of United States dollars into the specified currency in order to enable you to pay for your foreign currency note, provided that you make a request to that Agent on or prior to the fifth business day (as defined below) preceding the date of delivery of the particular foreign currency note, or by any other day determined by that Agent. Each conversion will be made by an Agent on the terms and subject to the conditions, limitations and charges as that Agent may from time to time establish in accordance with its regular foreign exchange practices. You will be required to bear all costs of exchange in respect of your foreign currency note. See "Special Provisions Relating to Foreign Currency Notes."

         The issuing trust may (if so specified in the applicable pricing supplement) without the consent of the holders of any note or coupon, redenominate all, but not less than all, of the notes of a series on or after the date on which the member state of the European Union in whose national currency such notes are denominated has become a participant member in the third stage of the European economic and monetary union as more fully set out in the applicable pricing supplement.

         Form of Notes; Denominations

         The issuing trust will issue each note of a series as a book-entry note represented by one or more fully registered global securities or as a fully registered definitive note. Unless otherwise specified in the applicable pricing supplement, the minimum denominations of each note will be $1,000 and integral multiples of $1,000 in excess thereof.

         Listing of Notes

         Unless otherwise specified in the applicable pricing supplement, a series of notes will not be listed on any securities exchange.

         Payments

         The issuing trust will make payments of principal of, and premium, if any, and interest and other amounts due and owing, if any, on book-entry notes through the indenture trustee to the account of the depositary or its nominee. See "--Form of Notes" and "--Clearing Systems." In the case of definitive notes, payments of principal of, and premium, if any, and interest and other amounts due and owing, if any, will be made on the maturity date in immediately available funds upon presentation and surrender thereof (and, in the case of any repayment on an optional repayment date, upon submission of a duly completed election form if and as required by the provisions described below) at the office or agency maintained by the issuing trust for this purpose in the Borough of Manhattan, The City of New York, currently the paying agency office of the indenture trustee located at 4 New York Plaza, 1st Floor, New York, New York 10004. The issuing trust will make payments of interest and other amounts due and owing, if any, on the maturity date of a definitive note to the person to whom payment of the principal thereof and premium, if any, thereon shall be made. The issuing trust will make payments of interest and other amounts due and owing, if any, on a definitive note on any interest payment date (as defined below) other than the maturity date by check mailed to the address of the registered holder entitled thereto appearing in the applicable note register. Notwithstanding the foregoing, the issuing trust will make payments of interest and other amounts due and owing, if any, on any interest payment date other than the maturity date to each registered holder of $10,000,000 (or, if the specified currency is other than United States dollars, the equivalent thereof in the particular specified currency) or more in aggregate principal amount of definitive notes (whether having identical or different terms and provisions) by wire transfer of immediately available funds if the applicable registered holder has delivered appropriate wire transfer instructions in writing to the indenture trustee not less than 15 days prior to the particular interest payment date. Any wire transfer instructions received by the indenture trustee shall remain in effect until revoked by the applicable registered holder. For special payment terms applicable to foreign currency notes, see "Special Provisions Relating to Foreign Currency Notes--Payment of Principal, Premium, if any, and Interest, if any."

         Business Day

         "Business day" means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which commercial banks are authorized or required by law, regulation or executive order to close in The City of New York; provided, however, that, with respect to foreign currency notes, the day must also not be a day on which commercial banks are authorized or required by law, regulation or executive order to close in the principal financial center (as defined below) of the country issuing the specified currency (or, if the specified currency is Euro, the day must also be a TARGET settlement day). "TARGET settlement day" means a day on which the Trans-European Automated Real-Time Gross Settlement Express Transfer (TARGET) System is open.

         Principal Financial Center

         "Principal financial center" means, as applicable:

         o    the capital city of the country issuing the specified currency; or

         o the capital city of the country to which the LIBOR currency relates;

provided, however, that with respect to United States dollars, Australian dollars, Canadian dollars, Euro, South African rand and Swiss francs, the "principal financial center" shall be The City of New York, Sydney, Toronto, London (solely in the case of the LIBOR currency), Johannesburg and Zurich, respectively.

         Registration and Transfer of Notes

         Book-entry notes may be transferred or exchanged only through the clearing systems (described below). Registration of transfer or exchange of definitive notes of a series will be made at the office or agency maintained by the issuing trust for this purpose in the Borough of Manhattan, The City of New York, which is currently the corporate trust office of the indenture trustee. No service charge will be imposed for any such registration of transfer or exchange of notes, but the issuing trust may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith (other than certain exchanges not involving any transfer).

Withholding Tax and Payment of Additional Amounts

         All amounts due in respect of the notes will be made without withholding or deduction for or on account of any present or future taxes, duties, levies, assessments or other governmental charges of whatever nature imposed or levied by or on behalf of any governmental authority in the United States having the power to tax payments on the notes unless the withholding or deduction is required by law.

         Unless otherwise specified in the applicable pricing supplement, a trust will not pay any additional amounts ("additional amounts") to holders of any series of notes in the event that any withholding or deduction is so required by law, regulation or official interpretation thereof, and the imposition of a requirement to make any such withholding or deduction will not give rise to any independent right or obligation to redeem the notes of such series.

         If a trust so specifies in the applicable pricing supplement, such trust will pay, or cause to be paid, additional amounts to non-U.S. Holders (as defined in "United States Federal Income Tax Considerations") to compensate for any withholding or deduction for or on account of any present or future taxes, duties, levies, assessments or governmental charges of whatever nature imposed or levied on payments on the notes of the relevant series by or on behalf of any governmental authority in the United States having the power to tax, so that the net amount received by the holders of the notes of such series, after giving effect to such withholding or deduction, whether or not currently payable, will equal the amount that would have been received under the notes of such series were no such deduction or withholding required; provided that no such additional amounts shall be required for or on account of:

         o any tax, duty, levy, assessment or other governmental charge imposed which would not have been imposed but for a holder or beneficial owner of one or more of the notes of such series

                  o having any present or former connection with the United States, including, without limitation, being or having been a citizen or resident thereof, or having been present, having been incorporated in, having engaged in a trade or business or having (or having had) a permanent establishment or principal office therein;

                  o being a controlled foreign corporation (within the meaning of Section 957(a) of the Code) related (within the meaning of Code Section 864(d)(4)) to Allstate Life;

                  o being an actual or constructive owner of 10% or more of the total combined voting power of all classes of stock of Allstate Life entitled to vote;

                  o being a bank for United States federal income tax purposes whose receipt of interest on the notes is described in
                      Section 881(c)(3)(A) of the Code; or

                  o being subject to backup withholding as of the date of the purchase by the holder of the notes;

         o any tax, duty, levy, assessment or other governmental charge which would not have been imposed but for the presentation of any note of the applicable series (where presentation is required) for payment on a date more than 30 days after the date on which such payment becomes due and payable or the date on which payment is duly provided for, whichever occurs later;

         o any tax, duty, levy, assessment or other governmental charge which is imposed or withheld solely by reason of the failure of the holder or beneficial owner of a note of a series to comply with certification, identification or information reporting requirements concerning the nationality, residence, identity or connection with the United States of the holder or beneficial owner of such note, if compliance is required by statute, by regulation of the United States Treasury Department, judicial or administrative interpretation, other law or by an applicable income tax treaty to which the United States is a party as a condition to exemption from such tax, duty, levy, assessment or other governmental charge;

         o any inheritance, gift, estate, personal property, sales, transfer or similar tax, duty, levy, assessment, or similar governmental charge;

         o any tax, duty, levy, assessment, or other governmental charge that is payable otherwise than by withholding from payments in respect of the notes of such series;

         o any tax, duty, levy, assessment or governmental charge imposed by reason of payments on the notes of such series being treated as contingent interest described in Section 871(h)(4) of the Code provided such treatment was described in the applicable pricing supplement;

         o any tax, duty, levy, assessment or governmental charge that would not have been imposed but for an election by the holder of the notes of such series, the effect of which is to make one or more payments in respect of the notes of such series subject to United States federal income tax or withholding tax provisions; or

         o    any combination of the items described in the bullets above.

         The European Union has adopted a directive regarding the taxation of savings income. Effective as of July 1, 2005, member states are required to provide to the tax authorities of other member states details of payments of interest and other similar income paid by a person to an individual in another member state, except that Austria, Belgium and Luxembourg will instead impose a withholding system for a transitional period unless during such period they elect otherwise. For the avoidance of doubt, should any deduction or withholding on account of tax be required to be made, or be made, pursuant to such directive, no additional amounts shall be payable or paid by or on behalf of a trust.

Security; Non-Recourse Obligations

         The notes of a series will be the obligations of the issuing trust only and will not represent the obligations of, or interest in, any other trust, Global Funding, Allstate Life or any of their respective affiliates. The notes of a series will not be guaranteed by any person or entity. The obligations under each series of notes will be secured by all of the rights and title of the issuing trust in one or more funding agreements issued by Allstate Life and other rights and assets included in the applicable collateral held in the issuing trust.

         The issuing trust will, from time to time and upon advice of counsel, at the trust's expense, execute, deliver, file and record any statement, assignment, instrument, document, agreement or other paper and take any other action, (including, without limitation, any filings of financing or continuation statements) that from time to time may be necessary or desirable, or that the indenture trustee may reasonably request, in order to create, preserve, perfect, confirm or validate a security interest or to enable the holder of its series of notes to obtain the full benefits of the applicable indenture, or to enable the indenture trustee to exercise and enforce any of its rights, powers and remedies under the indenture with respect to the applicable collateral. To the extent permitted by applicable law, the issuing trust will authorize the indenture trustee (who may, but shall not be obligated) to execute and file financing statements or continuation statements without the trust's signature appearing thereon and will agree that a carbon, photographic, photostatic or other reproduction of the applicable indenture or of a financing statement is sufficient as a financing statement. The issuing trust shall pay the fees and costs of, including legal fees and expenses, or incidental to, any recording or filing of any financing or continuation statements concerning any of the applicable collateral.

         Since Allstate Life will be the sole obligor under the funding agreements, the ability of a trust to meet its obligations, and your ability to receive payments from such trust, with respect to a particular series of notes, will be principally dependent upon Allstate Life's ability to perform its obligations under each applicable funding agreement held by the issuing trust. Despite this, you will have no direct contractual rights against Allstate Life under any such funding agreement. Pursuant to the terms of each funding agreement, recourse rights to Allstate Life will belong to the issuing trust, its successors and permitted assignees. In connection with the offering and sale of a series of notes, the issuing trust will pledge, collaterally assign and grant a security interest in the collateral for such series of notes to the indenture trustee on behalf of the holders of the applicable series of notes and the other persons identified in the relevant indenture. Accordingly, recourse to Allstate Life under each such funding agreement will be enforceable only by the indenture trustee as a secured party on behalf of holders of such series of notes and the other persons identified in the relevant indenture.

         Nonetheless, since Allstate Life is a registrant, purchasers of notes may be able to proceed directly against Allstate Life to enforce their rights under the Federal securities laws and their rights under the Federal securities laws will be no different than if they purchased the underlying funding agreements directly from Allstate Life.

Redemption, Repayment and Repurchase of Notes

         Unless otherwise specified in the applicable pricing supplement and provided for in the applicable funding agreement(s), and except as provided with respect to an optional tax event redemption, the notes of a series will not be redeemable, except at the applicable maturity date, when all notes of such series will be redeemed.

         Optional Redemption by the Issuer; No Sinking Fund

         If an initial redemption date is specified in the applicable pricing supplement and provided for in the applicable funding agreement(s), the issuing trust may redeem the particular series of notes prior to its stated maturity date at its option on any date on or after that initial redemption date in whole or from time to time in part in increments of $1,000 or any other integral multiple of an authorized denomination specified in the applicable pricing supplement (provided that any remaining principal amount thereof shall be at least $1,000 or other minimum authorized denomination applicable thereto), at the applicable redemption price (as defined below), together with unpaid interest accrued thereon to the date of redemption. "Redemption price," with respect to a series of notes, means an amount equal to the initial redemption percentage specified in the applicable pricing supplement (as adjusted by the annual redemption percentage reduction, if applicable) multiplied by the unpaid principal amount thereof to be redeemed. The initial redemption percentage, if any, applicable to a series of notes shall decline at each anniversary of the initial redemption date by an amount equal to the applicable annual redemption percentage reduction, if any, until the redemption price is equal to 100% of the unpaid amount thereof to be redeemed. For a discussion of the redemption of discount notes, see "--Discount Notes."

         No series of notes will be subject to, or entitled to the benefit of, any sinking fund unless otherwise indicated in the applicable pricing supplement.

         The applicable pricing supplement may provide that the notes of a series may be redeemed by the issuing trust and the terms of such redemption. If so specified, the issuing trust will give a notice of redemption to each holder of the notes to be redeemed not less than 30 days nor more than 60 days prior to the date fixed for redemption.

         Each trust may issue a series of notes which may be redeemed by the issuing trust when 25% or more of the original principal balance of such notes is outstanding, which are referred to herein as "callable" notes. If a trust issues a series of callable notes, such trust will include the word "callable" in the title of such series of notes in the applicable pricing supplement. Unless otherwise specified in the applicable pricing supplement, such series of notes will otherwise be subject to the redemption provisions described above.

         Repayment at Option of Holder

         A series of notes may permit, upon the terms and subject to the limitations set forth in the applicable pricing supplement, redemption at the option of persons designated in the applicable pricing supplement. If one or more series of notes provides for such optional redemption, the persons designated in the applicable pricing supplement may require the issuing trust to repay the notes of such series prior to their stated maturity date in whole or from time to time in part in increments of $1,000 or any other integral multiple of an authorized denomination specified in the applicable pricing supplement (provided that any remaining principal amount thereof shall be at least $1,000 or other minimum authorized denomination applicable thereto), at a repayment price equal to 100% of the unpaid principal amount thereof to be repaid, together with unpaid interest accrued thereon to the date of repayment and any other amounts then due and owing. Exercise of the repayment option will be irrevocable. For a discussion of the repayment of discount notes, see "--Discount Notes."

         Only DTC may exercise a repayment option in respect of notes of a series issued in book-entry form. Accordingly, beneficial owners of notes that desire to exercise their repayment option, if any, with respect to all or any portion of such notes, must instruct the participant through which they own their interest to direct DTC to exercise the repayment option on their behalf by delivering the duly completed election form to the indenture trustee. In order to ensure that the election form is received by the indenture trustee on a particular day, the applicable beneficial owner must so instruct the participant through which it owns its interest before such participant's deadline for accepting instructions for that day. Participants may have different deadlines for accepting instructions from their customers. Accordingly, a beneficial owner should consult the participant through which it owns its interest in the notes for the participant's deadline for receiving payment instructions. In addition, at the time such instructions are given, each such beneficial owner will cause such participant to transfer such beneficial owner's interest in the notes issued in book-entry form, on DTC's records, to the indenture trustee.

         Unless otherwise specified in the applicable pricing supplement, the notes of a series will not provide any holder with the option to have the issuing trust repay the note on a date or dates specified prior to its maturity date.

         Repurchase of Notes

         Each trust may purchase some or all notes of a series issued by such trust in the open market or otherwise at any time, and from time to time, with the prior written consent of Allstate Life as to both the making of such purchase and the purchase price to be paid for such notes. If Allstate Life, in its sole discretion, consents to such purchase of notes by the issuing trust, then such trust, the indenture trustee and Allstate Life will be obligated to take such actions as may be necessary or desirable to effect the prepayment of such portion, or the entirety, of the current Principal Amount (as defined in the applicable funding agreement) under each applicable funding agreement as may be necessary to provide for the payment of the purchase price for such notes. Upon such payment, the Principal Amount under each funding agreement shall be reduced (1) with respect to any purchase of notes that bear interest at fixed or floating rates, by an amount equal to the aggregate principal amount of the notes as purchased (or the portion thereof applicable to such funding agreement) and (2) with respect to any purchase of notes other than notes that bear interest at fixed or floating rates, by an amount to be agreed between the issuing trust and Allstate Life to reflect such prepayment under the funding agreement.

         Optional Tax Event Redemption

         If under the applicable pricing supplement the issuing trust is required at any time to pay additional amounts or if such trust is obligated to withhold or deduct any United States taxes with respect to any payment under the notes of the relevant series or if there is a material probability that the issuing trust will become obligated to withhold or deduct any such United States taxes or otherwise pay additional amounts (in the opinion of independent legal counsel selected by Allstate Life), in each case pursuant to any change in or amendment to any United States tax laws (or any regulations or rulings thereunder) or any change in position of the Internal Revenue Service regarding the application or interpretation thereof (including, but not limited to, Allstate Life's or the issuing trust's receipt of a written adjustment from the Internal Revenue Service in connection with an audit) (a "tax event"), then Allstate Life, pursuant to the terms of the relevant funding agreement(s), may terminate the relevant funding agreement(s). If Allstate Life terminates the relevant funding agreement(s), the issuing trust will redeem the particular series of notes for the outstanding principal of and any accrued but unpaid interest and any other amounts then due and owing on its series of notes, or such other amount which is specified in the pricing supplement for such series of notes by giving not less than 30 and no more than 75 days prior written notice to the holders of such series of notes, provided that no such notice of termination may be given earlier than 90 days prior to the earliest day when the issuing trust would become obligated to pay such additional amounts were a payment in respect of the notes of such series then due.

Interest

         Each interest-bearing series of notes will bear interest from its date of issue at the rate per annum, in the case of notes that bear interest at fixed rates, or pursuant to the interest rate formula, in the case of notes that bear interest at floating rates, in each case as specified in the applicable pricing supplement, until the principal thereof is paid. The issuing trust will make interest payments in respect of the relevant series of notes in an amount equal to the interest accrued from and including the immediately preceding interest payment date in respect of which interest has been paid or from and including the date of issue, if no interest has been paid, to but excluding the applicable interest payment date or the maturity date, as the case may be (each, an "interest period").

         Interest on each series of notes will be payable in arrears on each interest payment date and on the maturity date. The first payment of interest on any series of notes originally issued between a regular interest record date (as defined below) and the related interest payment date will be made on the interest payment date immediately following the next succeeding regular interest record date to the registered holder on the next succeeding regular interest record date. The "regular interest record date" shall be the fifteenth calendar day, whether or not a business day, immediately preceding the related interest payment date.

Fixed Rate Notes

         Interest on each series of notes that bears interest at fixed rates will be payable on the date(s) specified in the applicable pricing supplement (each, an "interest payment date" with respect to a series of notes that bears interest at fixed rates) and on the maturity date. Interest on each series of notes that bears interest at fixed rates will be computed on the basis of a 360-day year of twelve 30-day months.

         Unless otherwise specified in the applicable pricing supplement, the interest payment dates for fixed rate notes of a series will be as follows:



         Interest Payment Frequency                             Interest Payment Dates
         --------------------------------------                 --------------------------------------------------------------
         --------------------------------------                 --------------------------------------------------------------
         Monthly                                                Fifteenth day of each calendar month, beginning in the first calendar month following the date the note was issued.

         Quarterly                                              Fifteenth day of every third month, beginning in the third calendar month following the date the note was issued.

         Semiannual                                             Fifteenth day of every sixth month, beginning in the sixth calendar month following the date the note was issued.

         Annual                                                 Fifteenth day of every twelfth month, beginning in the twelfth calendar month following the date the note was issued.


         Unless otherwise provided in the applicable pricing supplement, any interest payment date or the maturity date of a series of notes that bears interest at fixed rates falls on a day that is not a business day, the issuing trust will make the required payment of principal, premium, if any, and/or interest or other amounts on the next succeeding business day, and no additional interest will accrue in respect of the payment made on that next succeeding business day.

         Interest rates that the trust offers on its fixed rate notes may differ depending upon, among other factors, the aggregate principal amount of notes purchased in any single transaction. Notes with different variable terms, other than interest rates, may also be offered concurrently by other trusts to different investors. Other trusts may change interest rates or formulas and other terms of notes from time to time, but no change of terms will affect any note any other trust has previously issued or as to which any other trust has accepted an offer to purchase.

Floating Rate Notes

         Interest on each series of notes that bears interest at floating rates will be determined by reference to the applicable interest rate basis or interest rate bases, which may, as described below, include:

         o    the CD Rate,

         o    the CMT Rate,

         o    the Commercial Paper Rate,

         o    the Constant Maturity Swap Rate,

         o    the Eleventh District Cost of Funds Rate,

         o    the Federal Funds Open Rate,

         o    the Federal Funds Rate,

         o    LIBOR,

         o    EURIBOR,

         o    the Prime Rate, or

         o    the Treasury Rate.

         The applicable pricing supplement will specify certain terms of the particular series of notes that bears interest at floating rates, including:

         o    whether the note that bears interest at floating rates is:

         o    a "Regular Floating Rate Note,"

         o    a "Floating Rate/Fixed Rate Note" or

         o    an "Inverse Floating Rate Note,"

         o    the fixed rate commencement date, if applicable,

         o    fixed interest rate, if applicable,

         o    interest rate basis or bases,

         o    initial interest rate, if any,

         o    interest reset dates,

         o    interest payment dates,

         o    index maturity,

         o    maximum interest rate and/or minimum interest rate, if any,

         o    spread and/or spread multiplier, or

         o if one or more of the applicable interest rate bases is LIBOR, the LIBOR currency and LIBOR page.

         The rate derived from the applicable interest rate basis will be determined in accordance with the related provisions below. The interest rate in effect on each day will be based on:

         o if that day is an interest reset date, the rate determined as of the interest determination date (as defined below) immediately preceding that interest reset date, or

         o if that day is not an interest reset date, the rate determined as of the interest determination date immediately preceding the most recent interest reset date.

         The "spread" is the number of basis points (one one-hundredth of a percentage point) specified in the applicable pricing supplement to be added to or subtracted from the related interest rate basis or bases applicable to a series of notes that bears interest at floating rates. The "spread multiplier" is the percentage specified in the applicable pricing supplement of the related interest rate basis or bases applicable to a series of notes that bears interest at floating rates by which the interest rate basis or bases will be multiplied to determine the applicable interest rate. The "index maturity" is the period to maturity of the instrument or obligation with respect to which the related interest rate basis or bases will be calculated.

         Regular Floating Rate Notes

         Unless a series of notes that bears interest at floating rates is designated as a series of Floating Rate/Fixed Rate notes or a series of Inverse Floating Rate notes, or as having an addendum attached or having other/additional provisions apply, in each case relating to a different interest rate formula, such series of notes that bears interest at floating rates will be a series of Regular Floating Rate notes and will bear interest at the rate determined by reference to the applicable interest rate basis or bases:

         o    multiplied by the applicable spread multiplier, if any; and/or

         o    plus or minus the applicable spread, if any.

         Commencing on the first interest reset date, as specified in the relevant pricing supplement, the rate at which interest on a series of Regular Floating Rate notes is payable will be reset as of each interest reset date; provided, however, that the interest rate in effect for the period, if any, from the date of issue to the first interest reset date will be the initial interest rate.

         Floating Rate/Fixed Rate Notes

         If a series of notes that bears interest at floating rates is designated as a series of Floating Rate/Fixed Rate notes, such series of notes that bears interest at floating rates will bear interest at the rate determined by reference to the applicable interest rate basis or bases:

         o    multiplied by the applicable spread multiplier, if any; and/or

         o    plus or minus the applicable spread, if any.

         Commencing on the first interest reset date, the rate at which interest on a series of Floating Rate/Fixed Rate notes is payable will be reset as of each interest reset date; provided, however, that:

         o the interest rate in effect for the period, if any, from the date of issue to the first interest reset date will be the initial interest rate, as specified in the relevant pricing supplement; and

         o the interest rate in effect commencing on the fixed rate commencement date will be the fixed interest rate, if specified in the applicable pricing supplement, or, if not so specified, the interest rate in effect on the day immediately preceding the fixed rate commencement date.

         Inverse Floating Rate Notes

         If a series of notes that bears interest at floating rates is designated as a series of Inverse Floating Rate notes, such series of notes that bears interest at floating rates will bear interest at the fixed interest rate minus the rate determined by reference to the applicable interest rate basis or bases:

         o    multiplied by the applicable spread multiplier, if any; and/or

         o    plus or minus the applicable spread, if any.

provided, however, that interest on a series of Inverse Floating Rate notes will not be less than zero. Commencing on the first interest reset date, the rate at which interest on a series of Inverse Floating Rate notes is payable will be reset as of each interest reset date; provided, further, that the interest rate in effect for the period, if any, from the date of issue to the first interest reset date will be the initial interest rate.

         Interest Reset Dates

         The applicable pricing supplement will specify the dates on which the rate of interest on a series of notes that bears interest at floating rates will be reset (each, an "interest reset date"), and the period between interest reset dates will be the "interest reset period." Unless otherwise specified in the applicable pricing supplement, the interest reset dates will be, in the case of a series of notes that bears interest at floating rates which reset:

         o    daily--each business day;

         o weekly--the Wednesday of each week, with the exception of weekly reset series of notes that bears interest at floating rates as to which the Treasury Rate is an applicable interest rate basis, which will reset the Tuesday of each week;

         o monthly--the third Wednesday of each month, with the exception of monthly reset series of notes that bears interest at floating rates as to which the Eleventh District Cost of Funds Rate is an applicable interest rate basis, which will reset on the first calendar day of the month;

         o quarterly--the third Wednesday of every third calendar month, beginning in the third calendar month following the month in which the note was issued;

         o semiannually--the third Wednesday of the two months specified in the applicable pricing supplement; and

         o annually--the third Wednesday of the month specified in the applicable pricing supplement; provided, however, that, with respect to any series of Floating Rate/Fixed Rate notes, the rate of interest thereon will not reset after the particular fixed rate commencement date.

         Unless otherwise provided in the applicable pricing supplement, any interest reset date for any series of notes that bears interest at floating rates would otherwise be a day that is not a business day, the particular interest reset date will be postponed to the next succeeding business day, except that in the case of a series of notes that bears interest at floating rates as to which LIBOR is an applicable interest rate basis and that business day falls in the next succeeding calendar month, the particular interest reset date will be the immediately preceding business day.

         Interest Determination Dates

         The interest rate applicable to a series of notes that bears interest at floating rates for an interest reset period commencing on the related interest reset date will be determined by reference to the applicable interest rate basis as of the particular "interest determination date," which will be:

         o with respect to the Federal Funds Open Rate--the related interest reset date;

         o with respect to the Federal Funds Rate and the Prime Rate--the business day immediately preceding the related interest reset date;

         o with respect to the CD Rate, the Commercial Paper Rate, and the CMT Rate--the second business day preceding the related interest reset date;

         o with respect to the Constant Maturity Swap Rate--the second U.S. Government Securities business day (as defined below) preceding the related interest reset date; provided, however, that if, after attempting to determine the Constant Maturity Swap Rate (as described below), such rate is not determinable for a particular interest determination date (the "original interest determination date"), then such interest determination date shall be the first U.S. Government Securities business day preceding the original interest determination date for which the Constant Maturity Swap Rate can be determined as described below;

         o with respect to the Eleventh District Cost of Funds Rate--the last working day of the month immediately preceding the related interest reset date on which the Federal Home Loan Bank of San Francisco publishes the Eleventh District Index (as defined below);

         o with respect to LIBOR--the second London banking day (as defined below) preceding the related interest reset date, unless the applicable LIBOR currency (as defined below) is pounds sterling, in which case the interest determination date will be the related interest reset date, or the applicable LIBOR currency is Euro, in which case the interest determination date will be the second TARGET settlement date preceding the applicable interest reset date; and

         o with respect to the Treasury Rate--the day in the week in which the related interest reset date falls on which day Treasury Bills (as defined below) are normally auctioned (i.e., Treasury Bills are normally sold at auction on Monday of each week, unless that day is a legal holiday, in which case the auction is normally held on the following Tuesday, except that the auction may be held on the preceding Friday); provided, however, that if an auction is held on the Friday of the week preceding the related interest reset date, the interest determination date will be the preceding Friday.

         Unless otherwise provided in the applicable pricing supplement, the interest determination date pertaining to a series of notes that bears interest at floating rates the interest rate of which is determined with reference to two or more interest rate bases will be the latest business day which is at least two business days before the related interest reset date for the applicable note that bears interest at floating rates on which each interest reset basis is determinable.

         Calculation Dates

         The indenture trustee will be the "calculation agent," unless otherwise specified in the applicable pricing supplement. The interest rate applicable to each interest reset period will be determined by the calculation agent on or prior to the calculation date (as defined below), except with respect to LIBOR and the Eleventh District Cost of Funds Rate, which will be determined on the particular interest determination date. Upon request of the registered holder of a series of notes that bears interest at floating rates, the calculation agent will disclose the interest rate then in effect and, if determined, the interest rate that will become effective as a result of a determination made for the next succeeding interest reset date with respect to the particular series of notes that bears interest at floating rates. The "calculation date," if applicable, pertaining to any interest determination date will be the earlier of:

         o the tenth calendar day after the particular interest determination date or, if such day is not a business day, the next succeeding business day; or

         o the business day immediately preceding the applicable interest payment date or the maturity date, as the case may be.

         Maximum and Minimum Interest Rates

         A series of notes that bears interest at floating rates may also have either or both of the following if specified in the applicable pricing supplement:

         o a maximum numerical limitation, or ceiling, that may accrue during any interest reset period (a "maximum interest rate"); and

         o a minimum numerical limitation, or floor, that may accrue during any interest reset period (a "minimum interest rate").

         In addition to any maximum interest rate that may apply to a series of notes that bears interest at floating rates, the interest rate on a series of notes that bears interest at floating rates will in no event be higher than the maximum rate permitted by New York law, as the same may be modified by United States law of general application.

         Interest Payments

         Unless otherwise specified in the applicable pricing supplement or in this prospectus supplement, interest on each series of notes that bears interest at floating rates will be payable on the date(s) specified in the accompanying prospectus under the caption "Description of the Notes--Payment of Interest" (each, an "interest payment date" with respect to such series of notes that bears interest at floating rates). Unless the applicable pricing supplement indicates otherwise, the interest payment dates will be, in the case of a series of notes that bears interest at floating rates which reset:

         o daily, weekly or monthly--the third Wednesday of each month or on the third Wednesday of every third calendar month, beginning in the third calendar month following the date the applicable series of notes was issued;

         o quarterly--the third Wednesday of every third calendar month, beginning in the third calendar month following the date the applicable series of notes was issued;

         o semiannually--the third Wednesday of the two months of each year specified in the applicable pricing supplement; and

         o annually--the third Wednesday of the month of each year specified in the applicable pricing supplement.

         In addition, the maturity date will also be an interest payment date.

         Unless otherwise provided in the applicable pricing supplement, any interest payment date other than the maturity date for any series of notes that bears interest at floating rates would otherwise be a day that is not a business day, such interest payment date will be postponed to the next succeeding business day, except that in the case of a series of notes that bears interest at floating rates as to which LIBOR is an applicable interest rate basis and that business day falls in the next succeeding calendar month, the particular interest payment date will be the immediately preceding business day. If the maturity date of a series of notes that bears interest at floating rates falls on a day that is not a business day, the issuing trust will make the required payment of principal, premium, if any, and interest or other amounts on the next succeeding business day, and no additional interest will accrue in respect of the payment made on that next succeeding business day.

         All percentages resulting from any calculation on notes that bear interest at floating rates will be rounded to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upwards. For example, 9.876545% (or .09876545) would be rounded to 9.87655% (or ..0987655). All dollar amounts used in or resulting from any calculation on notes that bear interest at floating rates will be rounded, in the case of United States dollars, to the nearest cent or, in the case of a foreign currency, to the nearest unit (with one-half cent or unit being rounded upwards).

         With respect to each series of notes that bears interest at floating rates, accrued interest is calculated by multiplying the principal amount of such series of notes that bears interest at floating rates by an accrued interest factor. The accrued interest factor is computed by adding the interest factor calculated for each day in the particular interest period. The interest factor for each day will be computed by dividing the interest rate applicable to such day by 360, in the case of a series of notes that bears interest at floating rates as to which the CD Rate, the Commercial Paper Rate, the Eleventh District Cost of Funds Rate, the Federal Funds Open Rate, the Federal Funds Rate, LIBOR or the Prime Rate is an applicable interest rate basis, or by the actual number of days in the year, in the case of a series of notes that bears interest at floating rates as to which the CMT Rate or the Treasury Rate is an applicable interest rate basis. In the case of a series of notes that bears interest at floating rates as to which the Constant Maturity Swap Rate is the interest rate basis, the interest factor will be computed by dividing the number of days in the interest period by 360 (the number of days to be calculated on the basis of a year of 360 days with 12 30-day months (unless (i) the last day of the interest period is the 31st day of a month but the first day of the interest period is a day other than the 30th or 31st day of a month, in which case the month that includes that last day shall not be considered to be shortened to a 30-day month, or (ii) the last day of the interest period is the last day of the month of February, in which case the month of February shall not be considered to be lengthened to a 30-day month)). The interest factor for a series of notes that bears interest at floating rates as to which the interest rate is calculated with reference to two or more interest rate bases will be calculated in each period in the same manner as if only the applicable interest rate basis specified in the applicable pricing supplement applied.

         The calculation agent shall determine the rate derived from each interest rate basis in accordance with the following provisions.

         CD Rate

         "CD Rate" means:

         (1) the rate on the particular interest determination date for negotiable United States dollar certificates of deposit having the index maturity specified in the applicable pricing supplement as published in H.15(519) (as defined below) under the caption "CDs (secondary market);" or

         (2) if the rate referred to in clause (1) is not so published by 3:00 P.M., New York City time, on the related calculation date, the rate on the particular interest determination date for negotiable United States dollar certificates of deposit of the particular index maturity as published in H.15 Daily Update (as defined below), or other recognized electronic source used for the purpose of displaying the applicable rate, under the caption "CDs (secondary market);" or

         (3) if the rate referred to in clause (2) is not so published by 3:00 P.M., New York City time, on the related calculation date, the rate on the particular interest determination date calculated by the calculation agent as the arithmetic mean of the secondary market offered rates as of 10:00 A.M., New York City time, on that interest determination date, of three leading non-bank dealers in negotiable United States dollar certificates of deposit in The City of New York (which may include the Agents or their affiliates) selected by the calculation agent for negotiable United States dollar certificates of deposit of major United States money market banks for negotiable United States certificates of deposit with a remaining maturity closest to the particular index maturity in an amount that is representative for a single transaction in that market at that time; or

         (4) if the dealers so selected by the calculation agent are not quoting as mentioned in clause (3), the CD Rate in effect on the particular interest determination date.

         "H.15(519)" means the weekly statistical release designated as H.15(519), or any successor publication, published by the Board of Governors of the Federal Reserve System.

         "H.15 Daily Update" means the daily update of H.15(519), available through the world-wide-web site of the Board of Governors of the Federal Reserve System at http://www.federalreserve.gov/releases/H15/update, or any successor site or publication.

         CMT Rate

         "CMT Rate" means:

         (1) if CMT Moneyline Telerate Page 7051 is specified in the applicable pricing supplement:

                  (a) the percentage equal to the yield for United States Treasury securities at "constant maturity" having the index maturity specified in the applicable pricing supplement as published in H.15(519) under the caption "Treasury Constant Maturities," as the yield is displayed on Moneyline Telerate (or any successor service) on page 7051 (or any other page as may replace the specified page on that service) ("Moneyline Telerate Page 7051"), for the particular interest determination date; or

                  (b) if the rate referred to in clause (a) does not so appear on Moneyline Telerate Page 7051, the percentage equal to the yield for United States Treasury securities at "constant maturity" having the particular index maturity and for the particular interest determination date as published in H.15(519) under the caption "Treasury Constant Maturities;" or

                  (c) if the rate referred to in clause (b) does not so appear in H.15(519), the rate on the particular interest determination date for the period of the particular index maturity as may then be published by either the Federal Reserve System Board of Governors or the United States Department of the Treasury that the calculation agent determines to be comparable to the rate which would otherwise have been published in H.15(519); or

                  (d) if the rate referred to in clause (c) is not so published, the rate on the particular interest determination date calculated by the calculation agent as a yield to maturity based on the arithmetic mean of the secondary market bid prices at approximately 3:30 P.M., New York City time, on that interest determination date of three leading primary United States government securities dealers in The City of New York (which may include the Agents or their affiliates) (each, a "reference dealer"), selected by the calculation agent from five reference dealers selected by the calculation agent and eliminating the highest quotation, or, in the event of equality, one of the highest and the lowest quotation or, in the event of equality, one of the lowest, for United States Treasury securities with an original maturity equal to the particular index maturity, a remaining term to maturity no more than one year shorter than that index maturity and in a principal amount that is representative for a single transaction in the securities in that market at that time; or

                  (e) if fewer than five but more than two of the prices referred to in clause (d) are provided as requested, the rate on the particular interest determination date calculated by the calculation agent based on the arithmetic mean of the bid prices obtained and neither the highest nor the lowest of the quotations shall be eliminated; or

                  (f) if fewer than three prices referred to in clause (d) are provided as requested, the rate on the particular interest determination date calculated by the calculation agent as a yield to maturity based on the arithmetic mean of the secondary market bid prices as of approximately 3:30 P.M., New York City time, on that interest determination date of three reference dealers selected by the calculation agent from five reference dealers selected by the calculation agent and eliminating the highest quotation or, in the event of equality, one of the highest and the lowest quotation or, in the event of equality, one of the lowest, for United States Treasury securities with an original maturity greater than the particular index maturity, a remaining term to maturity closest to that index maturity and in a principal amount that is representative for a single transaction in the securities in that market at that time; or

                  (g) if fewer than five but more than two prices referred to in clause (f) are provided as requested, the rate on the particular interest determination date calculated by the calculation agent based on the arithmetic mean of the bid prices obtained and neither the highest nor the lowest of the quotations will be eliminated; or

                  (h) if fewer than three prices referred to in clause (f) are provided as requested, the CMT Rate in effect on the particular interest determination date.

         (2) if CMT Moneyline Telerate Page 7052 is specified in the applicable pricing supplement:

                  (a) the percentage equal to the one-week or one-month, as specified in the applicable pricing supplement, average yield for United States Treasury securities at "constant maturity" having the index maturity specified in the applicable pricing supplement as published in H.15(519) opposite the caption "Treasury Constant Maturities," as the yield is displayed on Moneyline Telerate (or any successor service) (on page 7052 or any other page as may replace the specified page on that service) ("Moneyline Telerate Page 7052"), for the week or month, as applicable, ended immediately preceding the week or month, as applicable, in which the particular interest determination date falls; or

                  (b) if the rate referred to in clause (a) does not so appear on Moneyline Telerate Page 7052, the percentage equal to the one-week or one-month, as specified in the applicable pricing supplement, average yield for United States Treasury securities at "constant maturity" having the particular index maturity and for the week or month, as applicable, preceding the particular interest determination date as published in H.15(519) opposite the caption "Treasury Constant Maturities;" or

                  (c) if the rate referred to in clause (b) does not so appear in H.15(519), the one-week or one-month, as specified in the applicable pricing supplement, average yield for United States Treasury securities at "constant maturity" having the particular index maturity as otherwise announced by the Federal Reserve Bank of New York for the week or month, as applicable, ended immediately preceding the week or month, as applicable, in which the particular interest determination date falls; or

                  (d) if the rate referred to in clause (c) is not so published, the rate on the particular interest determination date calculated by the calculation agent as a yield to maturity based on the arithmetic mean of the secondary market bid prices at approximately 3:30 P.M., New York City time, on that interest determination date of three reference dealers selected by the calculation agent from five reference dealers selected by the calculation agent and eliminating the highest quotation, or, in the event of equality, one of the highest and the lowest quotation or, in the event of equality, one of the lowest, for United States Treasury securities with an original maturity equal to the particular index maturity, a remaining term to maturity no more than one year shorter than that index maturity and in a principal amount that is representative for a single transaction in the securities in that market at that time; or

                  (e) if fewer than five but more than two of the prices referred to in clause (d) are provided as requested, the rate on the particular interest determination date calculated by the calculation agent based on the arithmetic mean of the bid prices obtained and neither the highest nor the lowest of the quotations shall be eliminated; or

                  (f) if fewer than three prices referred to in clause (d) are provided as requested, the rate on the particular interest determination date calculated by the calculation agent as a yield to maturity based on the arithmetic mean of the secondary market bid prices as of approximately 3:30 P.M., New York City time, on that interest determination date of three reference dealers selected by the calculation agent from five reference dealers selected by the calculation agent and eliminating the highest quotation or, in the event of equality, one of the highest and the lowest quotation or, in the event of equality, one of the lowest, for United States Treasury securities with an original maturity greater than the particular index maturity, a remaining term to maturity closest to that index maturity and in a principal amount that is representative for a single transaction in the securities in that market at the time; or

                  (g) if fewer than five but more than two prices referred to in clause (f) are provided as requested, the rate on the particular interest determination date calculated by the calculation agent based on the arithmetic mean of the bid prices obtained and neither the highest nor the lowest of the quotations will be eliminated; or

                  (h) if fewer than three prices referred to in clause (f) are provided as requested, the CMT Rate in effect on that interest determination date.

         If two United States Treasury securities with an original maturity greater than the index maturity specified in the applicable pricing supplement have remaining terms to maturity equally close to the particular index maturity, the quotes for the United States Treasury security with the shorter original remaining term to maturity will be used.

         Commercial Paper Rate

         "Commercial Paper Rate" means:

         (1) the Money Market Yield (as defined below) on the particular interest determination date of the rate for commercial paper having the index maturity specified in the applicable pricing supplement as published in H.15(519) under the caption "Commercial Paper--Nonfinancial;" or

         (2) if the rate referred to in clause (1) is not so published by 3:00 P.M., New York City time, on the related calculation date, the Money Market Yield of the rate on the particular interest determination date for commercial paper having the particular index maturity as published in H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying the applicable rate, under the caption "Commercial Paper--Nonfinancial;" or

         (3) if the rate referred to in clause (2) is not so published by 3:00 P.M., New York City time, on the related calculation date, the rate on the particular interest determination date calculated by the calculation agent as the Money Market Yield of the arithmetic mean of the offered rates at approximately 11:00 A.M., New York City time, on that interest determination date of three leading dealers of United States dollar commercial paper in The City of New York (which may include the Agents or their affiliates) selected by the calculation agent for commercial paper having the particular index maturity placed for industrial issuers whose bond rating is "Aa" by Moody's or the equivalent from another nationally recognized statistical rating organization; or

         (4) if the dealers so selected by the calculation agent are not quoting as mentioned in clause (3), the Commercial Paper Rate in effect on the particular interest determination date.

         "Money Market Yield" means a yield (expressed as a percentage) calculated in accordance with the following formula:

             Money Market Yield =               D x 360                X 100
                                       ------------------------------
                                            360 - (D x M)

where "D" refers to the applicable per annum rate for commercial paper quoted on a bank discount basis and expressed as a decimal, and "M" refers to the actual number of days in the applicable interest reset period.

         Constant Maturity Swap Rate

         "Constant Maturity Swap Rate" means:

         (1) the rate for U.S. Dollar swaps with the designated maturity specified in the applicable pricing supplement, expressed as a percentage, which appears on the Reuters Screen ISDAFIX1 Page as of 11:00 A.M., New York City time, on the particular interest determination date; or

         (2) if the rate referred to in clause (1) does not appear on the Reuters Screen ISDAFIX1 Page by 2:00 P.M., New York City time, on such interest determination date, a percentage determined on the basis of the mid-market semi-annual swap rate quotations provided by the reference banks (as defined below) as of approximately 11:00 A.M., New York City time, on such interest determination date, and, for this purpose, the semi-annual swap rate means the mean of the bid and offered rates for the semi-annual fixed leg, calculated on a 30/360 day count basis, of a fixed-for-floating U.S. Dollar interest rate swap transaction with a term equal to the designated maturity specified in the applicable pricing supplement commencing on the interest reset date and in a representative amount (as defined below) with an acknowledged dealer of good credit in the swap market, where the floating leg, calculated on an Actual/360 day count basis, is equivalent to USD-LIBOR-BBA with a designated maturity specified in the applicable pricing supplement. The calculation agent will request the principal New York City office of each of the reference banks to provide a quotation of its rate. If at least three quotations are provided, the rate for that interest determination date will be the arithmetic mean of the quotations, eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest); or

         (3) if at least three quotations are not received by the calculation agent as mentioned in clause (2), the Constant Maturity Swap Rate in effect on the particular interest determination date.

          "U.S. Government Securities business day" means any day except for Saturday, Sunday, or a day on which The Bond Market Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities.

         "Representative amount" means an amount that is representative for a single transaction in the relevant market at the relevant time.

         "Reference banks" mean five leading swap dealers in the New York City interbank market, selected by the calculation agent, after consultation with Allstate Life.

         Eleventh District Cost of Funds Rate

         "Eleventh District Cost of Funds Rate" means:

         (1) the rate equal to the monthly weighted average cost of funds for the calendar month immediately preceding the month in which the particular interest determination date falls as set forth under the caption "11th District" on the display on Moneyline Telerate (or any successor service) on page 7058 (or any other page as may replace the specified page on that service) ("Moneyline Telerate Page 7058") as of 11:00 A.M., San Francisco time, on that interest determination date; or

         (2) if the rate referred to in clause (1) does not so appear on Moneyline Telerate Page 7058, the monthly weighted average cost of funds paid by member institutions of the Eleventh Federal Home Loan Bank District that was most recently announced (the "Eleventh District Index") by the Federal Home Loan Bank of San Francisco as the cost of funds for the calendar month immediately preceding that interest determination date; or

         (3) if the Federal Home Loan Bank of San Francisco fails to announce the Eleventh District Index on or prior to the particular interest determination date for the calendar month immediately preceding that interest determination date, the Eleventh District Cost of Funds Rate in effect on the particular interest determination date.

         Federal Funds Rate

         Federal Funds Open Rate

         "Federal Funds Open Rate" means the rate set forth on Moneyline Telerate Page 5 for an interest reset date underneath the caption "FEDERAL FUNDS" in the row titled "OPEN". If the rate is not available for an interest reset date, the rate for that interest reset date shall be the Federal Funds Rate as determined below.

         "Federal Funds Rate" means:

         (1) the rate as of the particular interest determination date for United States dollar federal funds as published in H.15(519) under the caption "Federal Funds (Effective)" and displayed on Moneyline Telerate (or any successor service) on page 120 (or any other page as may replace the specified page on that service) ("Moneyline Telerate Page 120"); or

         (2) if the rate referred to in clause (1) does not so appear on Moneyline Telerate Page 120 or is not so published by 3:00 P.M., New York City time, on the related calculation date, the rate as of the particular interest determination date for United States dollar federal funds as published in H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying the applicable rate, under the caption "Federal Funds (Effective);" or

         (3) if the rate referred to in clause (2) is not so published by 3:00 P.M., New York City time, on the related calculation date, the rate as of the particular interest determination date calculated by the calculation agent as the arithmetic mean of the rates for the last transaction in overnight United States dollar federal funds arranged by three leading brokers of United States dollar federal funds transactions in The City of New York (which may include the Agents or their affiliates), selected by the calculation agent prior to 9:00 A.M., New York City time, on the business day following that interest determination date; or

         (4) if the brokers so selected by the calculation agent are not quoting as mentioned in clause (3), the Federal Funds Rate in effect on the particular interest determination date.

         LIBOR

         "LIBOR" means:

         (1) if "LIBOR Moneyline Telerate" is specified in the applicable pricing supplement or if neither "LIBOR Reuters" nor "LIBOR Moneyline Telerate" is specified in the applicable pricing supplement as the method for calculating LIBOR, the rate for deposits in the LIBOR currency having the index maturity specified in the applicable pricing supplement, commencing on the related interest reset date, that appears on the LIBOR page as of 11:00 A.M., London time, on the particular interest determination date; or

         (2) if "LIBOR Reuters" is specified in the applicable pricing supplement, the arithmetic mean of the offered rates, calculated by the calculation agent, or the offered rate, if the LIBOR page by its terms provides only for a single rate, for deposits in the LIBOR currency having the particular index maturity, commencing on the related interest reset date, that appear or appears, as the case may be, on the LIBOR page as of 11:00 A.M., London time, on the particular interest determination date; or

         (3) if fewer than two offered rates appear, or no rate appears, as the case may be, on the particular interest determination date on the LIBOR page as specified in clause (1) or (2), as applicable, the rate calculated by the calculation agent of at least two offered quotations obtained by the calculation agent after requesting the principal London offices of each of four major reference banks (which may include affiliates of the Agents), in the London interbank market to provide the calculation agent with its offered quotation for deposits in the LIBOR currency for the period of the particular index maturity, commencing on the related interest reset date, to prime banks in the London interbank market at approximately 11:00 A.M., London time, on that interest determination date and in a principal amount that is representative for a single transaction in the LIBOR currency in that market at that time; or

         (4) if fewer than two offered quotations referred to in clause (3) are provided as requested, the rate calculated by the calculation agent as the arithmetic mean of the rates quoted at approximately 11:00 A.M., in the applicable principal financial center, on the particular interest determination date by three major banks (which may include affiliates of the Agents), in that principal financial center selected by the calculation agent for loans in the LIBOR currency to leading European banks, having the particular index maturity and in a principal amount that is representative for a single transaction in the LIBOR currency in that market at that time; or

         (5) if the banks so selected by the calculation agent are not quoting as mentioned in clause (4), LIBOR in effect on the particular interest determination date.

         "LIBOR currency" means the currency specified in the applicable pricing supplement as to which LIBOR shall be calculated or, if no currency is specified in the applicable pricing supplement, United States dollars.

         "LIBOR page" means either:

         (1) if "LIBOR Reuters" is specified in the applicable pricing supplement, the display on the Reuter Monitor Money Rates Service (or any successor service) on the page specified in the applicable pricing supplement (or any other page as may replace that page on that service) for the purpose of displaying the London interbank rates of major banks for the LIBOR currency; or

         (2) if "LIBOR Moneyline Telerate" is specified in the applicable pricing supplement or neither "LIBOR Reuters" nor "LIBOR Moneyline Telerate" is specified in the applicable pricing supplement as the method for calculating LIBOR, the display on Moneyline Telerate (or any successor service) on the page specified in the applicable pricing supplement (or any other page as may replace such page on such service) for the purpose of displaying the London interbank rates of major banks for the LIBOR currency.

         "London banking day" means a day on which commercial banks are open for business (including dealings in the LIBOR currency) in London.

         EURIBOR

         "EURIBOR" means, with respect to any interest determination date relating to a series of EURIBOR notes or a series of notes that bears interest at floating rates for which the interest rate is determined with reference to EURIBOR (a "EURIBOR interest determination date"), the rate for deposits in Euros as sponsored, calculated and published jointly by the European Banking Federation and ACI--The Financial Market Association, or any company established by the joint sponsors for purposes of compiling and publishing those rates, having the index maturity specified in the applicable pricing supplement, commencing on the applicable interest reset date, as the rate appears on Moneyline Telerate, Inc., or any successor service, on page 248 (or any other page as may replace that specified page on the service) ("Moneyline Telerate Page 248") as of 11:00 A.M., Brussels time, on the applicable EURIBOR interest determination date. If such rate does not appear on Moneyline Telerate Page 248, or is not so published by 11:00 A.M., Brussels time, on the applicable EURIBOR interest determination date, such rate will be calculated by the calculation agent and will be the arithmetic mean of at least two quotations obtained by the calculation agent after requesting the principal Euro-zone (as defined below) offices of four major banks in the Euro-zone interbank market to provide the calculation agent with its offered quotation for deposits in Euros for the period of the index maturity specified in the applicable pricing supplement, commencing on the applicable interest reset date, to prime banks in the Euro-zone interbank market at approximately 11:00 A.M., Brussels time, on the applicable EURIBOR interest determination date and in a principal amount not less than the equivalent of $1 million in Euros that is representative for a single transaction in Euro in the market at that time. If fewer than two such quotations are so provided, the rate on the applicable EURIBOR interest determination date will be calculated by the calculation agent and will be the arithmetic mean of the rates quoted at approximately 11:00 A.M., Brussels time, on such EURIBOR interest determination date by four major banks in the Euro-zone for loans in Euro to leading European banks, having the index maturity specified in the applicable pricing supplement, commencing on the applicable interest reset date and in a principal amount not less than the equivalent of $1 million in Euros that is representative for a single transaction in Euros in the market at that time. If the banks so selected by the calculation agent are not quoting as mentioned above, EURIBOR will be EURIBOR in effect on the applicable EURIBOR interest determination date.

         "Euro-zone" means the region comprised of member states of the European Union that have adopted the single currency in accordance with the Treaty Establishing the European Community, as amended by the Treaty on European Union.

         Prime Rate

         "Prime Rate" means:

         (1) the rate on the particular interest determination date as published in H.15(519) under the caption "Bank Prime Loan;" or

         (2) if the rate referred to in clause (1) is not so published by 3:00 P.M., New York City time, on the related calculation date, the rate on the particular interest determination date as published in H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying the applicable rate, under the caption "Bank Prime Loan;" or

         (3) if the rate referred to in clause (2) is not so published by 3:00 P.M., New York City time, on the related calculation date, the rate on the particular interest determination date calculated by the calculation agent as the arithmetic mean of the rates of interest publicly announced by each bank that appears on the Reuters Screen US PRIME 1 Page (as defined below) as the applicable bank's prime rate or base lending rate as of 11:00 A.M., New York City time, on that interest determination date; or

         (4) if fewer than four rates referred to in clause (3) are so published by 3:00 P.M., New York City time, on the related calculation date, the rate on the particular interest determination date calculated by the calculation agent as the arithmetic mean of the prime rates or base lending rates quoted on the basis of the actual number of days in the year divided by a 360-day year as of the close of business on that interest determination date by three major banks (which may include affiliates of the Agents) in The City of New York selected by the calculation agent; or

         (5) if the banks so selected by the calculation agent are not quoting as mentioned in clause (4), the Prime Rate in effect on the particular interest determination date.

         "Reuters Screen US PRIME 1 Page" means the display on the Reuter Monitor Money Rates Service (or any successor service) on the "US PRIME 1" page (or any other page as may replace that page on that service) for the purpose of displaying prime rates or base lending rates of major United States banks.

         Treasury Rate

         "Treasury Rate" means:

         (1) the rate from the auction held on the Treasury Rate interest determination date (the "Auction") of direct obligations of the United States ("Treasury Bills") having the index maturity specified in the applicable pricing supplement under the caption "INVESTMENT RATE" on the display on Moneyline Telerate (or any successor service) on page 56 (or any other page as may replace that page on that service) ("Moneyline Telerate Page 56") or page 57 (or any other page as may replace that page on that service) ("Moneyline Telerate Page 57"); or

         (2) if the rate referred to in clause (1) is not so published by 3:00 P.M., New York City time, on the related calculation date, the Bond Equivalent Yield (as defined below) of the rate for the applicable Treasury Bills as published in H.15 Daily Update, or another recognized electronic source used for the purpose of displaying the applicable rate, under the caption "U.S. Government Securities/Treasury Bills/Auction High;" or

         (3) if the rate referred to in clause (2) is not so published by 3:00 P.M., New York City time, on the related calculation date, the Bond Equivalent Yield of the auction rate of the applicable Treasury Bills as announced by the United States Department of the Treasury; or

         (4) if the rate referred to in clause (3) is not so announced by the United States Department of the Treasury, or if the Auction is not held, the Bond Equivalent Yield of the rate on the particular interest determination date of the applicable Treasury Bills as published in H.15(519) under the caption "U.S. Government Securities/Treasury Bills/Secondary Market;" or

         (5) if the rate referred to in clause (4) is not so published by 3:00 P.M., New York City time, on the related calculation date, the rate on the particular interest determination date of the applicable Treasury Bills as published in H.15 Daily Update, or another recognized electronic source used for the purpose of displaying the applicable rate, under the caption "U.S. Government Securities/Treasury Bills/Secondary Market;" or

         (6) if the rate referred to in clause (5) is not so published by 3:00 P.M., New York City time, on the related calculation date, the rate on the particular interest determination date calculated by the calculation agent as the Bond Equivalent Yield of the arithmetic mean of the secondary market bid rates, as of approximately 3:30 P.M., New York City time, on that interest determination date, of three primary United States government securities dealers (which may include the Agents or their affiliates) selected by the calculation agent, for the issue of Treasury Bills with a remaining maturity closest to the index maturity specified in the applicable pricing supplement; or

         (7) if the dealers so selected by the calculation agent are not quoting as mentioned in clause (6), the Treasury Rate in effect on the particular interest determination date.

         "Bond Equivalent Yield" means a yield (expressed as a percentage) calculated in accordance with the following formula:

         Bond Equivalent Yield =                D x N                 X 100
                                 -----------------------------------
                                            360 - (D x M)

where "D" refers to the applicable per annum rate for Treasury Bills quoted on a bank discount basis and expressed as a decimal, "N" refers to 365 or 366, as the case may be, and "M" refers to the actual number of days in the applicable interest reset period.

Other/Additional Provisions; Addendum

         Any provisions with respect to the notes of a series, including the specification and determination of one or more interest rate bases, the calculation of the interest rate applicable to a series of notes that bears interest at floating rates, the interest payment dates, the stated maturity date, any redemption or repayment provisions or any other term relating to the applicable series of notes, may be modified and/or supplemented as specified under "Other/Additional Provisions" on the face thereof or in an addendum relating thereto, if so specified on the face thereof and, in each case, described in the applicable pricing supplement.

Discount Notes

         The trusts may from time to time issue series of notes ("discount notes") that have an issue price (as specified in the applicable pricing supplement) that is less than 100% of the principal amount thereof (i.e. par) by more than a percentage equal to the product of 0.25% and the number of full years to the stated maturity date. A series of discount notes may not bear any interest currently or may bear interest at a rate that is below market rates at the time of issuance. The difference between the issue price of a series of discount notes and par is referred to as the "discount." In the event of redemption, repayment or acceleration of maturity of a series of discount notes, the amount payable to the holders of such series of discount notes will be equal to the sum of:

         o the issue price (increased by any accruals of discount) and, in the event of any redemption of such series of discount notes, if applicable, multiplied by the initial redemption percentage (as adjusted by the annual redemption percentage reduction, if applicable); and

         o any unpaid interest accrued on such series of discount notes to the date of the redemption, repayment or acceleration of maturity, as the case may be.

         For purposes of determining the amount of discount that has accrued as of any date on which a redemption, repayment or acceleration of maturity occurs for a series of discount notes, a discount will be accrued using a constant yield method. The constant yield will be calculated using a 30-day month, 360-day year convention, a compounding period that, except for the initial period (as defined below), corresponds to the shortest period between interest payment dates for the applicable series of discount notes (with ratable accruals within a compounding period), a coupon rate equal to the initial coupon rate applicable to the applicable series of discount notes and an assumption that the maturity of such series of discount notes will not be accelerated. If the period from the date of issue to the first interest payment date for a series of discount notes (the "initial period") is shorter than the compounding period for such series of discount notes, a proportionate amount of the yield for an entire compounding period will be accrued. If the initial period is longer than the compounding period, then the period will be divided into a regular compounding period and a short period with the short period being treated as provided in the preceding sentence. The accrual of the applicable discount may differ from the accrual of original issue discount for purposes of the Code, certain series of discount notes may not be treated as having original issue discount within the meaning of the Code, and certain series of notes other than discount notes may be treated as issued with original issue discount for federal income tax purposes. See "United States Federal Income Tax Considerations."

Amortizing Notes

         The trusts may from time to time issue series of notes ("amortizing notes") with the amount of principal thereof and interest thereon payable in installments over their terms. Unless otherwise specified in the applicable pricing supplement, interest on each series of amortizing notes will be computed on the basis of a 360-day year of twelve 30-day months. Payments with respect to a series of amortizing notes will be applied first to interest due and payable thereon and then to the reduction of the unpaid principal amount thereof. Further information concerning additional terms and provisions of a particular series of amortizing notes will be specified in the applicable pricing supplement, including a table setting forth repayment information for such series of amortizing notes.

Form of Notes

         Book-entry notes

         When a trust issues notes in book-entry form, it will issue one or more global securities representing the entire issue of notes. Unless otherwise specified in the applicable pricing supplement, these certificates will name a nominee of The Depository Trust Company, New York, New York ("DTC") as the owner of the notes. DTC maintains a computerized system that will reflect your ownership of the applicable notes through an account you will maintain with your broker/dealer, bank, trust company or other representative. If specified in the applicable pricing supplement, notes may also be issued in book-entry form and registered in the name of a nominee for Euroclear and Clearstream Luxembourg. For additional information regarding such notes, you should review "Special Provisions Relating to Foreign Currency Notes" below.

         Unless otherwise specified in the applicable pricing supplement, DTC's nominee will be considered the owner of your notes in the records of the issuing trust and will be the entity entitled to cast a vote regarding your notes. However, DTC and the broker/dealers, banks, trust companies and other representatives that are part of DTC's computerized system are required to contact you for voting instructions.

         Definitive Notes

         When a trust issues notes in definitive form, you will receive a note certificate evidencing your notes. The certificate will name you as the owner of such notes, unless you choose to have your broker/dealer, bank, trust company or other representative hold these certificates for you. If your name appears on the note certificate evidencing your notes, then you will be considered the owner of your notes for all purposes under the relevant indenture. For example, if the issuing trust needs to ask the holders of the applicable series of notes to vote on a proposed amendment to such series of notes, you will be asked to cast the vote regarding your notes. If you have chosen to have some other entity hold the note certificates for you, that entity will be considered the owner of your notes in the records of the issuing trust and will be entitled to cast the vote regarding your notes. However, this entity is required to contact you for voting instructions.

         Exchanges

         Definitive notes cannot be exchanged for book-entry notes. Book-entry notes can be exchanged for definitive notes only if;

         o the depositary notifies the issuing trust that it is unwilling or unable to continue as depositary for the global securities or the issuing trust becomes aware that the depositary has ceased to be a clearing agency registered under the Exchange Act and, in any such case such trust fails to appoint a successor to the depositary within 60 calendar days;

         o subject to the procedures of DTC, the issuing trust, in its sole discretion, determines that the global securities representing the notes of the relevant series shall be exchangeable for definitive notes; or

         o an event of default has occurred and is continuing with respect to the relevant series of notes under the applicable indenture and the notes of such series are accelerated in accordance with their terms.

         In these limited circumstances, the issuing trust will issue to you definitive notes in exchange for the book-entry notes. There will be no service charge for this exchange, but if a tax or other governmental charge is imposed, the issuing trust may require you to pay it.

Clearing Systems

         Unless specified in the applicable pricing supplement, each note will be deposited with, or on behalf of, DTC, as depositary, and registered in the name of Cede & Co. (DTC's partnership nominee). Investors may elect to hold interests in the notes through DTC (in the United States) or, if the notes are eligible, through Clearstream Luxembourg or Euroclear, as operator (the "Euroclear Operator") of the Euroclear System, if they are participants in such systems or indirectly through organizations which are participants in such systems. Clearstream Luxembourg and the Euroclear Operator will hold interests on behalf of their participants through customers' securities accounts in Clearstream Luxembourg's and the Euroclear Operator's names, respectively, on the books of their respective depositaries, which in turn will hold such interests in customers' securities accounts in the depositaries' names on the books of the DTC. It is anticipated that Citibank, N.A. will act as depositary for Clearstream Luxembourg and that The Chase Manhattan Bank will act as depositary for the Euroclear Operator (in such capacities, the "U.S. Depositaries").

         If specified in the applicable pricing supplement, notes of a series may also be issued in registered global form and registered in the name of a nominee for, and deposited with, a common depositary for Euroclear and Clearstream Luxembourg.

         Clearstream Luxembourg advises that it is incorporated under the laws of Luxembourg as a professional depositary. Clearstream Luxembourg holds securities for its participating organizations ("Clearstream Participants") and facilitates the clearance and settlement of securities transactions between Clearstream Participants through electronic book-entry changes in accounts of Clearstream Participants, thereby eliminating the need for physical movement of certificates. Clearstream Luxembourg provides to Clearstream Participants, among other things, services for safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. Clearstream Luxembourg interfaces with domestic markets in several countries. As a professional depositary, Clearstream Luxembourg is subject to regulation by the Luxembourg Monetary Institute. Clearstream Participants are recognized financial institutions around the world, including underwriters, securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations and may include the Agents named in this prospectus supplement or any applicable pricing supplement. Indirect access to Clearstream Luxembourg is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Clearstream Participant either directly or indirectly.

         Distributions with respect to the notes held beneficially through Clearstream Luxembourg will be credited to cash accounts of Clearstream Participants in accordance with its rules and procedures, to the extent received by the U.S. Depositary for Clearstream Luxembourg.

         The Euroclear Operator advises that Euroclear was created in 1968 to hold securities for participants of Euroclear ("Euroclear Participants") and to clear and settle transactions between Euroclear Participants through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of certificates and any risk from lack of simultaneous transfers of securities and cash. Euroclear includes various other services, including securities lending and borrowing and interfaces with domestic markets in several countries. Euroclear is operated by the Euroclear Operator under contract with Euroclear Clearance Systems S.C., a Belgian cooperative corporation (the "Cooperative"). All operations are conducted by the Euroclear Operator, and all Euroclear securities clearance accounts and Euroclear cash accounts are accounts with the Euroclear Operator, not the Cooperative. The Cooperative establishes policy for Euroclear on behalf of Euroclear Participants. Euroclear Participants include banks (including central banks), securities brokers and dealers and other professional financial intermediaries and may include the Agents named in this prospectus supplement or any applicable pricing supplement. Indirect access to Euroclear is also available to other firms that clear through or maintain a custodial relationship with a Euroclear Participant, either directly or indirectly.

         The Euroclear Operator was granted a banking license by the Belgian Banking and Finance Commission in 2000, authorizing it to carry out banking activities on a global basis. It took over operation of Euroclear from the Brussels, Belgium office of Morgan Guaranty Trust Company of New York on December 31, 2000. Securities clearance accounts and cash accounts with the Euroclear Operator are governed by the Terms and Conditions Governing Use of Euroclear and the related Operating Procedures of the Euroclear System, and applicable Belgian law (collectively, the "Terms and Conditions"). The Terms and Conditions govern transfers of securities and cash within Euroclear, withdrawals of securities and cash from Euroclear, and receipts of payments with respect to securities in Euroclear. All securities in Euroclear are held on a fungible basis without attribution of specific certificates to specific securities clearance accounts. The Euroclear Operator acts under the Terms and Conditions only on behalf of Euroclear Participants, and has no record of or relationship with persons holding through Euroclear Participants.

         Distributions with respect to notes held beneficially through Euroclear will be credited to the cash accounts of Euroclear Participants in accordance with the Terms and Conditions, to the extent received by the U.S. Depositary for Euroclear.

                   GLOBAL CLEARANCE AND SETTLEMENT PROCEDURES

General

         Initial settlement for the notes of a series will be made in immediately available funds. Secondary market trading between DTC Participants will occur in the ordinary way in accordance with DTC's rules and will be settled in immediately available funds using DTC's Same-Day Funds Settlement System. Secondary market trading between Clearstream Participants and/or Euroclear Participants will occur in the ordinary way in accordance with the applicable rules and operating procedures of Clearstream Luxembourg and Euroclear and will be settled using the procedures applicable to conventional eurobonds in immediately available funds. Cross-market transfers between persons holding directly or indirectly through DTC on the one hand, and directly or indirectly through Clearstream Participants or Euroclear Participants, on the other, will be effected in DTC in accordance with DTC's rules on behalf of the relevant European international clearing system by its U.S. Depositary. However, such cross-market transactions will require delivery of instructions to the relevant European international clearing system by the counterparty in such system in accordance with its rules and procedures and within its established deadlines (European time). The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to its U.S. Depositary to take action to effect final settlement on its behalf by delivering or receiving notes in DTC, and making or receiving payment in accordance with normal procedures for same-day funds settlement applicable to DTC. Clearstream Participants and Euroclear Participants may not deliver instructions directly to DTC. Because of time-zone differences, credits of notes received in Clearstream Luxembourg or Euroclear as a result of a transaction with a DTC Participant will be made during subsequent securities settlement processing and will be credited the business day following the DTC settlement date. Such credits or any transactions in such notes settled during such processing will be reported to the relevant Euroclear Participants or Clearstream Participants on such business day. Cash received in Clearstream Luxembourg or Euroclear as a result of sales of notes by or through a Clearstream Participant or a Euroclear Participant to a DTC Participant will be received with value on the DTC settlement date but will be available in the relevant Clearstream Luxembourg or Euroclear cash account only as of the business day following settlement in the DTC.

         Although the DTC, Clearstream Luxembourg and the Euroclear Operator have agreed to the foregoing procedures in order to facilitate transfers of notes among participants in DTC, Clearstream Luxembourg and Euroclear, they are under no obligation to perform or continue to perform such procedures and such procedures may be discontinued at any time.

         Certain alternative clearance and settlement procedures will apply if the applicable pricing supplement specifies that notes of a series are denominated in non-U.S. dollar currencies. Such alternative procedures are described below under "Special Provisions Relating to Foreign Currency Notes."

Secondary Market Trading

         Because the purchaser determines the place of delivery, it is important to establish at the time of trading of any notes where both the purchaser's and seller's accounts are located to ensure that settlement can be made on the desired value date.

         Trading between DTC Participants

         Secondary market sales of notes held in DTC between DTC participants will occur in the ordinary way in accordance with DTC rules and will be settled using the procedures applicable to United States corporate debt obligations.

         Trading between Euroclear and/or Clearstream Participants

         Secondary market sales of beneficial interests in the notes held through Euroclear or Clearstream Luxembourg to purchasers that will hold beneficial interests through Euroclear or Clearstream Luxembourg will be conducted in accordance with the normal rules and operating procedures of Euroclear and Clearstream Luxembourg and will be settled using the procedures applicable to conventional eurobonds.

         Trading between DTC Seller and Euroclear/Clearstream Luxembourg
         Purchaser

         When book-entry interests in notes are to be transferred from the account of a DTC participant to the account of a Euroclear or Clearstream Luxembourg accountholder, the purchaser must first send instructions to Euroclear or Clearstream Luxembourg through a participant at least one business day prior to the settlement date. Euroclear or Clearstream Luxembourg will then instruct its depositary to receive the notes and make payment for them. On the settlement date, the depositary will make payment to the DTC participant's account and the notes will be credited to the depositary's account. After settlement has been completed, DTC will credit the notes to the U.S. Depositary for Euroclear or Clearstream Luxembourg, as the case may be. Euroclear or Clearstream Luxembourg will credit the notes, in accordance with its usual procedures, to the participant's account, and the participant will then credit the purchaser's account. These securities credits will appear the next day (European time) after the settlement date. The cash debit from the account of Euroclear or Clearstream Luxembourg will be back-valued to the value date (which will be the preceding day if settlement occurs in New York). If settlement is not completed on the intended value date (i.e., the trade fails), the cash debit will instead be valued at the actual settlement date. Since the settlement will occur during New York business hours, a DTC participant selling an interest in the notes can use its usual procedures for transferring notes to the U.S. Depositary for Euroclear or Clearstream Luxembourg, as the case may be, for the benefit of Euroclear Participants or Clearstream Participants. The DTC seller will receive the sale proceeds on the settlement date. Thus, to the DTC seller, a cross-market sale will settle no differently than a trade between two DTC Participants.

         Trading between a Euroclear or Clearstream Luxembourg Seller and a DTC Purchaser

         Due to time zone differences in their favor, Euroclear participants and Clearstream Luxembourg participants can use their usual procedures to transfer notes through the applicable U.S. Depositary to a DTC participant. The seller must first send instructions to Euroclear or Clearstream Luxembourg through a participant at least one business day prior to the settlement date. Euroclear or Clearstream Luxembourg will then instruct its U.S. Depositary to credit the notes to the DTC participant's account and receive payment. The payment will be credited in the account of the Euroclear or Clearstream Luxembourg participant on the following day, but the receipt of the cash proceeds will be back-valued to the value date (which will be the preceding day if settlement occurs in New
York). If settlement is not completed on the intended value date (i.e., the trade fails), the receipt of the cash proceeds will instead be valued at the actual settlement date.

         Although the foregoing sets out the procedures of Euroclear, Clearstream Luxembourg and DTC in order to facilitate the transfers of interests in the notes among participants of DTC, Clearstream Luxembourg and Euroclear, none of Euroclear, Clearstream Luxembourg or DTC is under any obligation to perform or continue to perform such procedures, and such procedures may be discontinued at any time. Neither the registrants and the trusts nor any Agent or any paying agent or any affiliate of any of the above, or any person by whom any of the above is controlled for the purposes of the Securities Act, will have any responsibility for the performance by DTC, Euroclear and Clearstream Luxembourg or their respective direct or indirect participants or accountholders of their respective obligations under the rules and procedures governing their operations or for the sufficiency for any purpose of the arrangements described above.

              SPECIAL PROVISIONS RELATING TO FOREIGN CURRENCY NOTES

General

         Unless otherwise specified in the applicable pricing supplement, foreign currency notes will not be sold in, or to residents of, the country issuing the specified currency. The information set forth in this prospectus supplement is directed to prospective purchasers who are United States residents. The trusts and the Agents disclaim any responsibility to advise prospective purchasers who are residents of countries other than the United States with respect to any matters that may affect the purchase, holding or receipt of payments of principal of, and premium, if any, and interest, if any, on, their foreign currency notes. These purchasers should consult their own financial and legal advisors with regard to these risks. See "Risk Factors--Risk Factors Relating to the Notes--Foreign currency notes are subject to exchange rates and exchange control risks."

Payment of Principal, Premium, if any, and Interest, if any

         Unless otherwise specified in the applicable pricing supplement, each trust is obligated to make payments of principal of, and premium, if any, and interest, if any, on, a foreign currency note issued by it in the specified currency. Any amounts so payable by such trust in the specified currency will be converted by the exchange rate agent named in the applicable pricing supplement (the "exchange rate agent") into United States dollars for payment to the registered holders thereof unless otherwise specified in the applicable pricing supplement or a registered holder elects, in the manner described below, to receive these amounts in the specified currency.

         Any United States dollar amount to be received by registered holders of a series of foreign currency notes will be based on the highest bid quotation in The City of New York received by the exchange rate agent at approximately 11:00 A.M., New York City time, on the second business day preceding the applicable payment date from three recognized foreign exchange dealers (one of whom may be the exchange rate agent) selected by the exchange rate agent and approved by the issuing trust for the purchase by the quoting dealer of the specified currency for United States dollars for settlement on that payment date in the aggregate amount of the specified currency payable to all registered holders of such series of foreign currency notes scheduled to receive United States dollar payments and at which the applicable dealer commits to execute a contract. All currency exchange costs will be borne by the relevant registered holders of such series of foreign currency notes by deductions from any payments. If three bid quotations are not available, payments will be made in the specified currency.

         Registered holders of foreign currency notes may elect to receive all or a specified portion of any payment of principal, premium, if any, and/or interest, if any, in the specified currency by submitting a written request to the indenture trustee at its corporate trust office in The City of New York on or prior to the applicable regular interest record date or at least fifteen calendar days prior to the maturity date, as the case may be. This written request may be mailed or hand delivered or sent by cable, telex or other form of facsimile transmission. This election will remain in effect until revoked by written notice delivered to the indenture trustee on or prior to a regular interest record date or at least fifteen calendar days prior to the maturity date, as the case may be. Registered holders of foreign currency notes to be held in the name of a broker or nominee should contact their broker or nominee to determine whether and how an election to receive payments in the specified currency may be made.

         Unless otherwise specified in the applicable pricing supplement, if the specified currency is other than United States dollars, a beneficial owner of a global security which elects to receive payments of principal, premium, if any, and/or interest, if any, in the specified currency must notify the participant through which it owns its interest on or prior to the applicable regular interest record date or at least fifteen calendar days prior to the maturity date, as the case may be, of its election. The applicable participant must notify the depositary of its election on or prior to the third business day after the applicable regular interest record date or at least twelve calendar days prior to the maturity date, as the case may be, and the depositary will notify the indenture trustee of that election on or prior to the fifth business day after the applicable regular interest record date or at least ten calendar days prior to the maturity date, as the case may be. If complete instructions are received by the participant from the applicable beneficial owner and forwarded by the participant to the depositary, and by the depositary to the indenture trustee, on or prior to such dates, then the applicable beneficial owner will receive payments in the specified currency.

         Each trust will make payments of the principal of, and premium, if any, and/or interest, if any, on, foreign currency notes which are to be made in United States dollars in the manner specified herein with respect to notes denominated in United States dollars. See "Description of the Notes--General." Each trust will make payments of interest, if any, on foreign currency notes which are to be made in the specified currency on an interest payment date other than the maturity date by check mailed to the address of the registered holders of their foreign currency notes as they appear in the applicable note register, subject to the right to receive these interest payments by wire transfer of immediately available funds under the circumstances described under "Description of the Notes--General." Each trust will make payments of principal of, and premium, if any, and/or interest, if any, on, foreign currency notes which are to be made in the specified currency on the maturity date by wire transfer of immediately available funds to an account with a bank designated at least fifteen calendar days prior to the maturity date by the applicable registered holder, provided the particular bank has appropriate facilities to make these payments and the particular foreign currency note is presented and surrendered at the office or agency maintained by the issuing trust for this purpose in the Borough of Manhattan, The City of New York, in time for the indenture trustee to make these payments in accordance with its normal procedures.

Availability of Specified Currency

         If the specified currency for foreign currency notes is not available for any required payment of principal, premium, if any, and/or interest, if any, due to the imposition of exchange controls or other circumstances beyond the control of the issuing trust, such trust will be entitled to satisfy the obligations to the registered holders of these foreign currency notes by making payments in United States dollars on the basis of the market exchange rate, computed by the exchange rate agent as described above, on the second business day prior to the particular payment or, if the market exchange rate is not then available, on the basis of the most recently available market exchange rate.

         The "market exchange rate" for a specified currency other than United States dollars means the noon dollar buying rate in The City of New York for cable transfers for the specified currency as certified for customs purposes (or, if not so certified, as otherwise determined) by the Federal Reserve Bank of New York.

         All determinations made by the exchange rate agent shall be at its sole discretion and shall, in the absence of manifest error, be conclusive for all purposes and binding on the registered holders of the foreign currency notes.

Judgments

         Under current New York law, a state court in the State of New York would be required to render a judgment in respect of a foreign currency note in the specified currency, and a judgment in the specified currency would be converted into United States dollars at the exchange rate prevailing on the date of entry of the judgment. Accordingly, registered holders of foreign currency notes would be subject to exchange rate fluctuations between the date of entry of a foreign currency judgment and the time when the amount of the foreign currency judgment is paid in United States dollars and converted by the applicable registered holder into the specified currency. It is not certain, however, whether a non-New York state court would follow the same rules and procedures with respect to conversions of foreign currency judgments.

         Each trust will indemnify the registered holder of any note issued by it against any loss incurred as a result of any judgment or order being given or made for any amount due under the particular note and that judgment or order requiring payment in a currency (the "judgment currency") other than the specified currency, and as a result of any variation between:

         o the rate of exchange at which the specified currency amount is converted into the judgment currency for the purpose of that judgment or order; and

         o the rate of exchange at which the registered holder, on the date of payment of that judgment or order, is able to purchase the specified currency with the amount of the judgment currency actually received.

                      DESCRIPTION OF THE FUNDING AGREEMENTS

         Each trust will use the net proceeds from the issuance of its series of notes to the public to purchase from Global Funding one or more funding agreements issued by Allstate Life. The funding agreement(s) will have a principal amount equal to the principal amount of the related series of notes. The funding agreement(s) will otherwise have payment and other terms substantially similar to the related series of notes.

         The funding agreement(s) may be interest bearing or non-interest bearing and, if interest bearing, may bear interest at fixed or floating rates. The calculation of the interest rate, the due dates for payments and other payment terms of each funding agreement will be determined in the manner substantially similar to that described above under "Description of the Notes." An amount equal to the principal amount of the funding agreement plus accrued but unpaid interest, if any, and accrued discount, if any (in the case of a discount funding agreement) (other than an amortizing funding agreement) will be payable on its maturity date. Allstate Life may issue an amortizing funding agreement that pays an amount in respect of both interest and deposit amount over the life of the funding agreement. For a more detailed discussion of the funding agreements, see "Description of the Funding Agreement" in the accompanying prospectus.

                 UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

General

         This section provides a discussion of the material United States Federal income tax consequences of the purchase, ownership and disposition of the notes. This summary is based upon laws, regulations, rulings and decisions now in effect, all of which are subject to change (including changes in effective dates) or possible differing interpretations. This summary deals only with notes held as capital assets and does not purport to deal with persons in special tax situations, such as financial institutions, partnerships, insurance companies, regulated investment companies, dealers in securities or currencies, persons holding notes as a hedge against currency risks or as a position in a "straddle" for tax purposes, or persons whose functional currency is not the United States dollar. It also does not deal with holders other than initial purchasers of notes (except where otherwise specifically noted). Persons considering the purchase of the notes should consult their own tax advisors concerning the application of United States Federal income tax laws to their particular situations as well as any consequences of the purchase, ownership and disposition of the notes arising under the laws of any other taxing jurisdiction. This summary does not consider the United States Federal income tax consequences of the purchase, ownership or disposition of a note by a partnership. If a partnership holds a note, the tax treatment of a partner will generally depend upon the status of the partner and the activities of the partnership. Partnerships holding a note, and partners in a partnership holding a note, should consult their tax advisors.

         As used herein, the term "U.S. Holder" means a beneficial owner of a note that is for United States Federal income tax purposes:

         o    a citizen or resident of the United States;

         o a corporation (including an entity treated as a corporation for United States Federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

         o an estate whose income is subject to United States Federal income tax regardless of its source; or

         o subject to applicable transition rules, a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust.

         As used in this section, the term "non-U.S. Holder" means a beneficial owner of a note that is an individual, a corporation, an estate or trust that is not a U.S. Holder.

Classification of the Issuer and Notes

         In the opinion of LeBoeuf, Lamb, Greene & MacRae LLP, special tax counsel to Global Funding, under current law and based on certain facts and assumptions contained in such opinion:

         o Global Funding and each trust will be ignored for United States Federal income tax purposes and will not be treated as an association or a publicly traded partnership taxable as a corporation; and

         o the notes will be classified as indebtedness of Allstate Life for United States Federal income tax purposes.

         Allstate Life, Global Funding and each trust agree, and each holder and beneficial owner of notes by purchasing the notes agrees, for all United States Federal, state and local income and franchise tax purposes (i) to treat the notes as indebtedness of Allstate Life, (ii) Global Funding and each trust will be ignored and will not be treated as an association or a publicly traded partnership taxable as a corporation and (iii) to not take any action inconsistent with the treatment described in (i) and (ii) unless otherwise required by law. The remainder of this discussion assumes the notes are properly treated as indebtedness of Allstate Life for all United States Federal income tax purposes.

         An opinion of tax counsel is not binding on the Internal Revenue Service (the "IRS") or the courts, and no ruling on any of the consequences or issues discussed below will be sought from the IRS. The IRS might assert that each trust should be treated as a separate grantor trust for United States Federal income tax purposes, in which case the holders of beneficial interests in the notes related to such trust would be treated as owning a pro rata undivided interest in the assets of such trust. In such a case, the tax consequences to beneficial owners of the notes would not be materially different than those described herein. Persons considering the purchase of notes should consult their own tax advisors about the United States Federal income tax consequences of an investment in the notes and the application of United States Federal income tax laws, as well as the laws of any state, local or foreign taxing jurisdictions, to their particular situations.

U.S. Holders

         Payments of Interest

         Except as described below, payments of interest on a note generally will be taxable to a U.S. Holder as ordinary interest income at the time such payments are accrued or are received (in accordance with the U.S. Holder's regular method of tax accounting).

         Discount Notes

         The following summary is a general discussion of the United States Federal income tax consequences to U.S. Holders of the purchase, ownership and disposition of notes issued with original issue discount ("discount notes").

         For United States Federal income tax purposes, original issue discount ("OID") is the excess of the stated redemption price at maturity of a note over its issue price, if such excess equals or exceeds a de minimis amount (generally
(1)/4 of 1% of the note's stated redemption price at maturity multiplied by the number of complete years to its maturity from its issue date or, in the case of a note providing for the payment of any amount other than qualified stated interest (as defined below) prior to maturity, multiplied by the weighted average maturity of such note). The issue price of each note in an issue of notes equals the first price at which a substantial amount of such notes has been sold (ignoring sales to bond houses, brokers, or similar persons or organizations acting in the capacity of underwriters, placement agents, or wholesalers). The stated redemption price at maturity of a note is the sum of all payments provided by the note other than "qualified stated interest" payments. The term "qualified stated interest" generally means stated interest that is unconditionally payable in cash or property (other than debt instruments of the issuer) at least annually at a single fixed rate. In addition, if a note bears interest for one or more accrual periods at a rate below the rate applicable for the remaining term of such note (e.g., notes with teaser rates or interest holidays), and if the greater of either the resulting foregone interest on such note or any "true" discount on such note (i.e., the excess of the note's stated principal amount over its issue price) equals or exceeds a specified de minimis amount, then some or all of the stated interest on the note would be treated as OID rather than qualified stated interest.

         Payments of qualified stated interest on a note are taxable to a U.S. Holder as ordinary interest income at the time such payments are accrued or are received (in accordance with the U.S. Holder's regular method of tax accounting). A U.S. Holder of a discount note must include OID in income as ordinary interest for United States Federal income tax purposes as it accrues under a constant yield method in advance of receipt of the cash payments attributable to such income, regardless of such U.S. Holder's regular method of tax accounting. In general, the amount of OID included in income by the initial U.S. Holder of a discount note is the sum of the daily portions of OID with respect to such discount note for each day during the taxable year (or portion of the taxable year) on which such U.S. Holder held such discount note. The "daily portion" of OID on any discount note is determined by allocating to each day in any accrual period a ratable portion of the OID allocable to that accrual period. An "accrual period" may be of any length and the accrual periods may vary in length over the term of the discount note, provided that each accrual period is no longer than one year and each scheduled payment of principal or interest occurs either on the final day of an accrual period or on the first day of an accrual period. The amount of OID allocable to each accrual period is generally equal to the difference between:

         o the product of the discount note's adjusted issue price at the beginning of such accrual period and its yield to maturity (determined on the basis of compounding at the close of each accrual period and appropriately adjusted to take into account the length of the particular accrual period); and

         o the amount of any qualified stated interest payments allocable to such accrual period. The "adjusted issue price" of a discount note at the beginning of any accrual period is the sum of the issue price of the discount note plus the amount of OID allocable to all prior accrual periods minus the amount of any prior payments on the discount note that were not qualified stated interest payments. Under these rules, U.S. Holders generally will have to include in income increasingly greater amounts of OID in successive accrual periods.

         A U.S. Holder who purchases a discount note for an amount that is greater than its adjusted issue price as of the purchase date and less than or equal to the sum of all amounts payable on the discount note after the purchase date other than payments of qualified stated interest, will be considered to have purchased the discount note at an "acquisition premium." Under the acquisition premium rules, the amount of OID which such U.S. Holder must include in its gross income with respect to such discount note for any taxable year (or portion thereof in which the U.S. Holder holds the discount note) will be reduced (but not below zero) by the portion of the acquisition premium properly allocable to the period.

         Floating Rate Notes

         Notes that bear interest at floating rates ("variable notes") are subject to special rules whereby a variable note will qualify as a "variable rate debt instrument" if:

         o its issue price does not exceed the total noncontingent principal payments due under the variable note by more than a specified de minimis amount;

         o it provides for stated interest, paid or compounded at least annually, at current values of, one or more qualified floating rates, a single fixed rate and one or more qualified floating rates, a single objective rate, or a single fixed rate and a single objective rate that is a qualified inverse floating rate; and

         o it does not provide for any principal payments which are contingent.

         A "qualified floating rate" is any variable rate where variations in the value of such rate can reasonably be expected to measure contemporaneous variations in the cost of newly borrowed funds in the currency in which the variable note is denominated. Although a multiple of a qualified floating rate will generally not itself constitute a qualified floating rate, a variable rate equal to the product of a qualified floating rate and a fixed multiple that is greater than .65 but not more than 1.35 will constitute a qualified floating rate. A variable rate equal to the product of a qualified floating rate and a fixed multiple that is greater than .65 but not more than 1.35, increased or decreased by a fixed rate, will also constitute a qualified floating rate. In addition, two or more qualified floating rates that can reasonably be expected to have approximately the same values throughout the term of the variable note (e.g., two or more qualified floating rates with values within 25 basis points of each other as determined on the variable note's issue date) will be treated as a single qualified floating rate. Notwithstanding the foregoing, a variable rate that would otherwise constitute a qualified floating rate but which is subject to one or more restrictions such as a maximum numerical limitation (i.e., a cap) or a minimum numerical limitation (i.e., a floor) may, under certain circumstances, fail to be treated as a qualified floating rate unless such cap or floor is fixed throughout the term of the note. An "objective rate" is a rate that is not itself a qualified floating rate but which is determined using a single fixed formula and that is based on objective financial or economic information. A rate will not qualify as an objective rate if it is based on information that is within the control of Allstate Life (or a related party) or that is unique to the circumstances of Allstate Life (or a related party), such as dividends, profits, or the value of Allstate Life's stock (although a rate does not fail to be an objective rate merely because it is based on the credit quality of Allstate Life). A "qualified inverse floating rate" is any objective rate where such rate is equal to a fixed rate minus a qualified floating rate, as long as variations in the rate can reasonably be expected to inversely reflect contemporaneous variations in the qualified floating rate. In addition, if a variable note provides for stated interest at a fixed rate for an initial period of one year or less followed by a variable rate that is either a qualified floating rate or an objective rate and if the variable rate on the variable note's issue date is intended to approximate the fixed rate (e.g., the value of the variable rate on the issue date does not differ from the value of the fixed rate by more than 25 basis points), then the fixed rate and the variable rate together will constitute either a single qualified floating rate or objective rate, as the case may be.

         If a variable note that provides for stated interest at either a single qualified floating rate or a single objective rate throughout the term thereof qualifies as a "variable rate debt instrument" and if the interest on such note is unconditionally payable in cash or property (other than debt instruments of the issuer) at least annually, then all stated interest on the note will constitute qualified stated interest and will be taxed accordingly. Thus, a variable note that provides for stated interest at either a single qualified floating rate or a single objective rate throughout the term thereof and that qualifies as a "variable rate debt instrument" will generally not be treated as having been issued with OID unless the variable note is issued at a "true" discount (i.e., at a price below the note's stated principal amount) in excess of a specified de minimis amount. The amount of qualified stated interest and the amount of OID, if any, that accrues during an accrual period on such a variable note is determined under the rules applicable to fixed rate debt instruments by assuming that the variable rate is a fixed rate equal to:

         o in the case of a qualified floating rate or qualified inverse floating rate, the value, as of the issue date, of the qualified floating rate or qualified inverse floating rate; or

         o in the case of an objective rate (other than a qualified inverse floating rate), a fixed rate that reflects the yield that is reasonably expected for the variable note. The qualified stated interest allocable to an accrual period is the amount of interest actually paid during such accrual period.

         In general, any other variable note that qualifies as a "variable rate debt instrument" will be converted into an "equivalent" fixed rate debt instrument for purposes of determining the amount and accrual of OID and qualified stated interest on the variable note. A variable note is converted into an "equivalent" fixed rate debt instrument by substituting any qualified floating rate or qualified inverse floating rate provided for under the terms of the variable note with a fixed rate equal to the value of the qualified floating rate or qualified inverse floating rate, as the case may be, as of the variable note's issue date. Any objective rate (other than a qualified inverse floating rate) provided for under the terms of the variable note is converted into a fixed rate that reflects the yield that is reasonably expected for the variable note. In the case of a variable note that qualifies as a "variable rate debt instrument" and provides for stated interest at a single fixed rate in addition to either one or more qualified floating rates or a qualified inverse floating rate, the fixed rate is initially converted into a qualified floating rate (or a qualified inverse floating rate, if the variable note provides for a qualified inverse floating rate). Under such circumstances, the qualified floating rate or qualified inverse floating rate that replaces the fixed rate must be such that the fair market value of the variable note as of the variable note's issue date is approximately the same as the fair market value of an otherwise identical debt instrument that provides for either the qualified floating rate or qualified inverse floating rate rather than the fixed rate. Subsequent to converting the fixed rate into either a qualified floating rate or a qualified inverse floating rate, the variable note is then converted into an "equivalent" fixed rate debt instrument in the manner described above.

         Once the variable note is converted into an "equivalent" fixed rate debt instrument pursuant to the foregoing rules, the amount of OID and qualified stated interest, if any, are determined for the "equivalent" fixed rate debt instrument by applying the general OID rules to the "equivalent" fixed rate debt instrument. A U.S. Holder of the variable note will account for such OID and qualified stated interest as if the U.S. Holder held the "equivalent" fixed rate debt instrument. Each accrual period appropriate adjustments will be made to the amount of qualified stated interest or OID assumed to have been accrued or paid with respect to the "equivalent" fixed rate debt instrument in the event that such amounts differ from the actual amount of interest accrued or paid on the variable note during the accrual period.

         If the variable note does not qualify as a "variable rate debt instrument" then the variable note would be treated as a contingent payment debt instrument. A U.S. Holder of a contingent payment debt instrument is generally required to include future contingent and noncontingent interest payments in income under the constant yield method as such interest accrues based on Allstate Life's determination of the "comparable yield" and the establishment of a "projected payment schedule" that must produce the comparable yield. The comparable yield is the yield at which Allstate Life would issue a fixed rated debt instrument with similar terms and conditions. The projected payment schedule consists of all stated principal payments and a projected amount and time for each contingent interest payment. If the actual amount of any contingent payment, once determined, differs from the projected amounts, appropriate adjustments are to be made to the amounts required to be included in gross income by the U.S. Holder. The yield, timing and amounts set forth in the projected payment schedule are for purposes of computing the OID only and are not assurances by the trusts with respect to any aspect of the notes. Because U.S. Holders will generally be bound by Allstate Life's determination of the comparable yield and by the projected payment schedule for United States Federal income tax purposes, a U.S. Holder's income inclusions may be accelerated relative to the time payments under the notes are in fact made. The IRS has authority to disregard a projected payment schedule it determines to be unreasonable. Any gain recognized by a U.S. Holder on the sale, exchange, or retirement of a contingent payment debt instrument will be treated as interest income and all or a portion of any loss realized could be treated as ordinary loss as opposed to capital loss (depending upon the circumstances). The United States Federal income tax treatment of variable notes that are treated as contingent payment debt instruments will be more fully described in the applicable pricing supplement. Purchasers of contingent payment debt instruments should carefully examine the applicable pricing supplement and should consult their own tax advisor with respect to such notes.

         Certain of the notes:

         o may be redeemable at the option of the issuing trust prior to their stated maturity (a "call option"); and/or

         o may be repayable at the option of the holder prior to their stated maturity (a "put option"). Notes containing such features may be subject to rules that differ from the general rules discussed above.

         Investors intending to purchase notes with such features should consult their own tax advisors, since the OID consequences will depend, in part, on the particular terms and features of the purchased notes.

         U.S. Holders may generally, upon election, include in income all interest (including stated interest, acquisition discount, OID, de minimis OID, market discount, de minimis market discount, and unstated interest, as adjusted by any amortizable bond premium or acquisition premium) that accrues on a debt instrument by using the constant yield method applicable to OID, subject to certain limitations and exceptions.

         Short-Term Notes

         Notes that have a fixed maturity of one year or less ("short-term notes") will be treated as having been issued with OID. In general, an individual or other cash method U.S. Holder is not required to accrue such OID unless the U.S. Holder elects to do so. If such an election is not made, any gain recognized by the U.S. Holder on the sale, exchange or maturity of the short-term note will be ordinary income to the extent of the OID accrued on a straight-line basis, or upon election under the constant yield method (based on daily compounding), through the date of sale or maturity, and a portion of the deductions otherwise allowable to the U.S. Holder for interest on borrowings allocable to the short-term note will be deferred until a corresponding amount of income is realized. U.S. Holders who report income for United States Federal income tax purposes under the accrual method, and certain other holders including banks and dealers in securities, are required to accrue OID on a short-term note on a straight-line basis unless an election is made to accrue the OID under a constant yield method (based on daily compounding).

         Market Discount

         If a U.S. Holder purchases a note, other than a discount note, for an amount that is less than its issue price (or, in the case of a subsequent purchaser, its stated redemption price at maturity) or, in the case of a discount note, for an amount that is less than its adjusted issue price as of the purchase date, such U.S. Holder will be treated as having purchased such note at a "market discount," unless such market discount is less than a specified de minimis amount.

         Under the market discount rules, a U.S. Holder will be required to treat any partial principal payment (or, in the case of a discount note, any payment that does not constitute qualified stated interest) on, or any gain realized on the sale, exchange, retirement or other disposition of, a note as ordinary income to the extent of the lesser of:

         o    the amount of such payment or realized gain; and

         o the market discount which has not previously been included in income and is treated as having accrued on such note at the time of such payment or disposition.

         Market discount will be considered to accrue ratably during the period from the date of acquisition to the maturity date of the note, unless the U.S. Holder elects to accrue market discount on the basis of semiannual compounding.

         A U.S. Holder may be required to defer the deduction of all or a portion of the interest paid or accrued on any indebtedness incurred or maintained to purchase or carry a note with market discount until the maturity of the note or certain earlier dispositions, because a current deduction of such holder's "net direct interest expense" is only allowed to the extent the interest expense exceeds an allocable portion of market discount. Net direct interest expense is the excess of interest paid or accrued to purchase or carry the market discount note over the interest (including OID) includible in the purchaser's gross income. A U.S. Holder may elect to include market discount in income currently as it accrues (on either a ratable or semiannual compounding basis), in which case the rules described above regarding the treatment as ordinary income of gain upon the disposition of the note, the receipt of certain cash payments and the deferral of interest deductions will not apply. Generally, such currently included market discount is treated as ordinary interest for United States Federal income tax purposes. Such an election will apply to all debt instruments acquired by the U.S. Holder on or after the first day of the first taxable year to which such election applies and may be revoked only with the consent of the IRS.

         Premium

         If a U.S. Holder purchases a note for an amount that is greater than the sum of all amounts payable on the note after the purchase date other than payments of qualified stated interest, such U.S. Holder will be considered to have purchased the note with "amortizable bond premium" equal in amount to such excess. A U.S. Holder may elect to amortize such premium using a constant yield method over the remaining term of the note and may offset interest otherwise required to be included in gross income in respect of the note during any taxable year by the amortized amount of such excess for the taxable year. However, if the note may be optionally redeemed after the U.S. Holder acquires it at a price in excess of its stated redemption price at maturity, special rules would apply which could result in a deferral of the amortization of some bond premium until later in the term of the note. Any election to amortize bond premium applies to all taxable debt instruments held or acquired by the U.S. Holder on or after the first day of the first taxable year to which such election applies and may be revoked only with the consent of the IRS.

         Disposition of a Note

         Except as discussed above, upon the sale, exchange, redemption (including a redemption in connection with a tax event), retirement or other disposition of a note, a U.S. Holder generally will recognize taxable gain or loss equal to the difference between the amount realized on the sale, exchange, retirement (other than amounts representing accrued and unpaid interest) or other disposition and such U.S. Holder's adjusted tax basis in the note. A U.S. Holder's adjusted tax basis in a note generally will equal such U.S. Holder's initial investment in the note increased by any OID included in income (and accrued market discount, if any, if the U.S. Holder has included such market discount in income) and decreased by the amount of any payments, other than qualified stated interest payments, received and amortizable bond premium taken into account with respect to such note. Such gain or loss generally will be long-term capital gain or loss if the note were held for more than one year. Non-corporate taxpayers are subject to reduced maximum rates on long-term capital gains and are generally subject to tax at ordinary income rates on short-term capital gains. The deductibility of capital losses is subject to certain limitations. Prospective investors should consult their own tax advisors concerning these tax law provisions.

Notes Denominated or on which Interest is Payable in a Foreign Currency

         The following discussion generally describes special rules that apply, in addition to the rules described above, to notes that are denominated in, or provide for payments determined by reference to, a currency other than the United States dollar (referred to as "foreign currency notes"). This discussion does not, however, describe the tax considerations relating to the purchase, ownership or disposition of a foreign currency note that is a contingent payment debt instrument. A general summary of certain federal income tax considerations relating thereto will be included in the relevant pricing supplement.

         Payments of Interest on a Foreign Currency Note

         Cash Method

         A U.S. Holder who uses the cash method of accounting for United States Federal income tax purposes and who receives a payment of interest on a foreign currency note (other than OID or market discount) will be required to include in income the U.S. dollar value of the foreign currency payment (determined on the date such payment is received) regardless of whether the payment is in fact converted to U.S. dollars at that time, and such U.S. dollar value will be the U.S. Holder's tax basis in such foreign currency.

         Accrual Method

         A U.S. Holder who uses the accrual method of accounting for United States Federal income tax purposes, or who otherwise is required to accrue interest prior to receipt, will be required to include in income the U.S. dollar value of the amount of interest income (including OID or market discount and reduced by amortizable bond premium to the extent applicable) that has accrued and is otherwise required to be taken into account with respect to a foreign currency note during an accrual period. The U.S. dollar value of such accrued income will be determined by translating such income at the average rate of exchange for the accrual period or, with respect to an accrual period that spans two taxable years, at the average rate for the partial period within the taxable year. A U.S. Holder may elect, however, to translate such accrued interest income using the rate of exchange on the last day of the accrual period or, with respect to an accrual period that spans two taxable years, using the rate of exchange on the last day of the taxable year. If the last day of an accrual period is within five business days of the date of receipt of the accrued interest, a U.S. Holder may translate such interest using the rate of exchange on the date of receipt. The above election will apply to other debt obligations held by the U.S. Holder and may not be changed without the consent of the IRS. A U.S. Holder should consult a tax advisor before making the above election. A U.S. Holder will recognize exchange gain or loss (which will be treated as ordinary income or loss) with respect to accrued interest income on the date such income is received. The amount of ordinary income or loss recognized will equal the difference, if any, between the U.S. dollar value of the foreign currency payment received (determined on the date such payment is received) in respect of such accrual period and the U.S. dollar value of interest income that has accrued during such accrual period (as determined above).

         Purchase, Sale and Retirement of Foreign Currency Notes

         A U.S. Holder who purchases a foreign currency note with previously owned foreign currency will recognize ordinary income or loss in an amount equal to the difference, if any, between such U.S. Holder's tax basis in the foreign currency and the U.S. dollar fair market value of the foreign currency used to purchase the foreign currency note, determined on the date of purchase.

         Except as discussed above with respect to short-term notes, upon the sale, exchange, redemption (including a redemption in connection with a tax event) or retirement of a foreign currency note, a U.S. Holder will recognize taxable gain or loss equal to the difference between the amount realized on the sale, exchange or retirement and such U.S. Holder's adjusted tax basis in the foreign currency note. Such gain or loss generally will be capital gain or loss (except to the extent of any accrued market discount not previously included in the U.S. Holder's income) and will be long-term capital gain or loss if at the time of sale, exchange or retirement the foreign currency note has been held by such U.S. Holder for more than one year. To the extent the gain realized represents accrued but unpaid interest, however, such amounts must be taken into account as interest income, with exchange gain or loss computed as described in "Payments of Interest in a Foreign Currency" above. If a U.S. Holder receives foreign currency on such a sale, exchange or retirement the amount realized will be based on the U.S. dollar value of the foreign currency on the date the payment is received or the foreign currency note is disposed of (or deemed disposed of as a result of a material change in the terms of the foreign currency note). In the case of a foreign currency note that is denominated in foreign currency and is traded on an established securities market, a cash basis U.S. Holder (or, upon election, an accrual basis U.S. Holder) will determine the U.S. dollar value of the amount realized by translating the foreign currency payment at the spot rate of exchange on the settlement date of the sale. A U.S. Holder's adjusted tax basis in a foreign currency note will equal the cost of the foreign currency note to such U.S. Holder, increased by the amounts of any market discount or OID previously included in income by the U.S. Holder with respect to such foreign currency note and reduced by any amortized acquisition or other premium and any principal payments received by the U.S. Holder. A U.S. Holder's tax basis in a foreign currency note, and the amount of any subsequent adjustments to such U.S. Holder's tax basis, will be the U.S. dollar value of the foreign currency amount paid for such foreign currency note, or of the foreign currency amount of the adjustment, determined on the date of such purchase or adjustment.

         Gain or loss realized upon the sale, exchange or retirement of a foreign currency note that is attributable to fluctuations in currency exchange rates will be ordinary income or loss which will not be treated as interest income or expense. Gain or loss attributable to fluctuations in exchange rates will equal the difference between the U.S. dollar value of the foreign currency principal amount of the foreign currency note, determined on the date such payment is received or the foreign currency note is disposed of, and the U.S. dollar value of the foreign currency principal amount of the foreign currency note, determined on the date the U.S. Holder acquired the foreign currency note. Such foreign currency gain or loss will be recognized only to the extent of the total gain or loss realized by the U.S. Holder on the sale, exchange or retirement of the foreign currency note.

         Original Issue Discount

         In the case of a discount note or short-term note:

         o    OID is determined in units of the foreign currency;

         o accrued OID is translated into U.S. dollars as described in "Payments of Interest in a Foreign Currency--Accrual Method" above; and

         o the amount of foreign currency gain or loss on the accrued OID is determined by comparing the amount of income received attributable to the discount (either upon payment, maturity or an earlier disposition), as translated into U.S. dollars at the rate of exchange on the date of such receipt, with the amount of OID accrued, as translated above.

         Premium and Market Discount

         In the case of a foreign currency note with market discount:

         o    market discount is determined in units of the foreign currency;

         o accrued market discount taken into account upon the receipt of any partial principal payment or upon the sale, exchange, retirement or other disposition of the foreign currency note (other than accrued market discount required to be taken into account currently) is translated into U.S. dollars at the exchange rate on such disposition date (and no part of such accrued market discount is treated as exchange gain or loss); and

         o accrued market discount currently includible in income by a U.S. Holder for any accrual period is translated into U.S. dollars on the basis of the average exchange rate in effect during such accrual period, and the exchange gain or loss is determined upon the receipt of any partial principal payment or upon the sale, exchange, retirement or other disposition of the foreign currency note in the manner described in "Payments of Interest in a Foreign Currency--Accrual Method" above with respect to computation of exchange gain or loss on accrued interest.

         With respect to a foreign currency note acquired with amortizable bond premium, such premium is determined in the relevant foreign currency and reduces interest income in units of the foreign currency. Although not entirely clear, a U.S. Holder should recognize exchange gain or loss equal to the difference between the U.S. dollar value of the bond premium amortized with respect to a period, determined on the date the interest attributable to such period is received, and the U.S. dollar value of the bond premium determined on the date of the acquisition of the foreign currency note.

         Exchange of Foreign Currencies

         A U.S. Holder will have a tax basis in any foreign currency received as interest or on the sale, exchange or retirement of a foreign currency note equal to the U.S. dollar value of such foreign currency, determined at the time the interest is received or at the time of the sale, exchange or retirement. Any gain or loss realized by a U.S. Holder on a sale or other disposition of foreign currency (including its exchange for U.S. dollars or its use to purchase foreign currency notes) will be ordinary income or loss.

Non-U.S. Holders

         Payments of interest (including OID, if any) on a note received by a non-U.S. Holder that does not hold its notes in connection with the conduct of a trade or business in the United States, will generally not be subject to United States Federal withholding tax pursuant to the "Portfolio Interest Exemption" unless:

         o the non-U.S. Holder is a direct or indirect 10% or greater shareholder of Allstate Life;

         o the non-U.S. Holder is a controlled foreign corporation related to Allstate Life;

         o    the non-U.S. Holder is a bank receiving interest described in section 881(c)(3)(A) of the Code; or

         o interest on the note is contingent interest described in section 871(h)(4) of the Code.

         To qualify for the Portfolio Interest Exemption from United States Federal withholding tax, the last United States payor in the chain of payment prior to payment to a non-U.S. Holder (the "withholding agent") must have received in the year in which a payment of interest or principal occurs, or in either of the two preceding calendar years, a statement that:

         o is signed by the beneficial owner of the note under penalties of perjury;

         o    certifies that such owner is not a U.S. Holder; and

         o    provides the name and address of the beneficial owner.

         The statement may be made on an IRS Form W-8BEN or a substantially similar form, and the beneficial owner must inform the withholding agent of any change in the information on the statement within 30 days of such change. If a note is held through a securities clearing organization or certain other financial institutions, the organization or institution may provide a signed statement to the withholding agent. However, in such a case, the signed statement generally must be accompanied by a copy of the IRS Form W-8BEN or the substitute form provided by the beneficial owner to the organization or institution.

         If a non-U.S. Holder cannot satisfy the requirements for eligibility for the Portfolio Interest Exemption, interest earned by such non-U.S. Holder will be subject to United States Federal withholding tax at a 30% rate unless the non-U.S. Holder provides the withholding agent with a properly executed:

         o IRS Form W-8BEN claiming an exemption from or reduction in withholding under the benefit of a United States income tax treaty; or

         o IRS Form W-8ECI stating that interest paid on the note is not subject to withholding tax because it is effectively connected with the non-U.S. Holder's conduct of a trade or business in the United States.

         Notwithstanding the provision of IRS Form W-8ECI, a non-U.S. Holder that holds its notes in connection with its conduct of a trade or business in the United States will be taxed on its notes in the same manner as a U.S. Holder, and, if such non-U.S. Holder is a foreign corporation, it may also be subject to a branch profits tax equal to 30% of its effectively connected earnings and profits for the taxable year, subject to adjustments.

         Generally, a non-U.S. Holder will not be subject to United States Federal income taxes on any amount which constitutes capital gain upon the sale, exchange, redemption (including a redemption in connection with a tax event), retirement or other disposition of a note, provided:

         o the gain is not effectively connected with the conduct of a trade or business in the United States by the non-U.S. Holder; and

         o the non-U.S. Holder is not an individual who is present in the United States for 183 days or more during the taxable year.

         Certain other exceptions may be applicable, and a non-U.S. Holder should consult its tax advisor in this regard.

         The notes will not be includible in the estate of a non-U.S. Holder unless the individual is a direct or indirect 10% or greater shareholder of Allstate Life or, at the time of such individual's death, payments in respect of the notes would have been effectively connected with the conduct by such individual of a trade or business in the United States. If any portion of the interest payable on the notes at the time of the individual's death was contingent interest, then an appropriate portion of the value of the notes would be includible in the estate of a non-U.S. Holder.

Backup Withholding and Information Reporting

         Backup withholding of United States Federal income tax at the applicable backup withholding rate may apply to payments made in respect of the notes to registered owners who are not "exempt recipients" and who fail to provide certain identifying information (such as the registered owner's taxpayer identification number) in the required manner. Generally, individuals are not exempt recipients, whereas corporations and certain other entities generally are exempt recipients. Payments made in respect of the notes to a U.S. Holder must be reported to the IRS, unless the U.S. Holder is an exempt recipient or establishes an exemption. Compliance with the identification procedures described in the preceding section would establish an exemption from backup withholding for those non-U.S. Holders who are not exempt recipients.

         In addition, upon the sale of a note to (or through) a broker, the broker must withhold at the applicable backup withholding rate, unless either the broker determines that the seller is a corporation or other exempt recipient or the seller provides, in the required manner, certain identifying information and, in the case of a non-U.S. Holder, certifies that such seller is a non-U.S. Holder (and certain other conditions are met). Such a sale must also be reported by the broker to the IRS, unless either the broker determines that the seller is an exempt recipient or the seller certifies its non-U.S. status (and certain other conditions are met). Certification of the registered owner's non-U.S. status would be made normally on an IRS Form W-8BEN under penalties of perjury, although in certain cases it may be possible to submit other documentary evidence.

         Any amounts withheld under the backup withholding rules from a payment to a beneficial owner would be allowed as a refund or a credit against such beneficial owner's United States Federal income tax provided the required information is furnished to the IRS.

Opinion Regarding Tax Matters

         Prior to the issuance of any notes, Allstate Life will file as an exhibit to a Current Report on Form 8-K an opinion of legal counsel as described above regarding the tax treatment of such notes.

                              PLAN OF DISTRIBUTION

         The notes of a series will be offered to or through one or more of Merrill Lynch, Pierce, Fenner & Smith Incorporated, A.G. Edwards & Sons, Inc., Banc of America Securities LLC, Barclays Capital Inc., Bear, Stearns & Co. Inc., Citigroup Global Markets Inc., Credit Suisse First Boston LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., Greenwich Capital Markets, Inc., J.P. Morgan Securities Inc., Lehman Brothers Inc., Morgan Stanley & Co. Incorporated, UBS Securities LLC and Wachovia Securities L.L.C. (collectively, the "Agents") pursuant to a terms agreement among Global Funding, the issuing trust and each Agent named therein (each, a "terms agreement") and the distribution agreement between Global Funding and the
Agents named  therein,  dated as of      , 2005 (the "distribution  agreement").
Each terms agreement will incorporate by reference the terms of the distribution agreement. The Agents, individually or in a syndicate, may purchase notes, as principal, from a trust for resale to investors and other purchasers at varying prices relating to prevailing market prices at the time of resale as determined by the applicable Agent or, if so specified in the applicable pricing supplement, for resale at a fixed offering price. However, a trust may agree with an Agent for that Agent to utilize its reasonable efforts on an agency basis on its behalf to solicit offers to purchase notes at 100% of the principal amount thereof, unless otherwise specified in the applicable pricing supplement. Unless otherwise specified in the applicable pricing supplement, each trust will pay a commission to an Agent, ranging from .150% to .875% of the principal amount of each note, depending upon its stated maturity, sold through that Agent as its agent. The notes may be sold to United States and foreign institutional and other investors.

         Subject to the terms of the applicable terms agreement and the distribution agreement, concurrently with any offering of a series of notes by a trust as described in this prospectus supplement, other trusts may issue other notes under this program or the Allstate Life(R) CoreNotes(R) program.

         Each trust will use the net proceeds received from the issuance of the related series of notes to purchase a funding note from Global Funding. Each funding note will be cancelled immediately upon the assignment and deposit by Global Funding of the related funding agreement(s) to the issuing trust.

         Global Funding will use the net proceeds received from the sale of the related funding note to purchase one or more funding agreements issued by Allstate Life. Global Funding will immediately assign absolutely to, and deposit into, the issuing trust each such funding agreement.

         Unless otherwise specified in the applicable pricing supplement, any note sold to an Agent as principal will be purchased by that Agent at a price equal to 100% of the principal amount thereof less a percentage of the principal amount equal to the commission applicable to an agency sale of a note of identical maturity. An Agent may sell notes it has purchased from a trust as principal to certain dealers less a concession equal to all or any portion of the discount received in connection with that purchase. An Agent may allow, and dealers may reallow, a discount to certain other dealers. After the initial offering of notes, the offering price, the concession and the reallowance may be changed.

         The offer made hereby may be modified without notice, and each trust may reject offers in whole or in part (whether placed directly by the issuing trust or through an Agent). Each Agent will have the right, in its discretion reasonably exercised, to reject in whole or in part any offer to purchase notes received by it on an agency basis.

         Unless otherwise specified in the applicable pricing supplement, you will be required to pay the purchase price of your notes in immediately available funds in the specified currency in The City of New York on the date of settlement.

         Upon issuance, the notes of a series will not have an established trading market. Unless otherwise specified in the applicable pricing supplement, the notes will not be listed on any securities exchange. The Agents may from time to time purchase and sell notes in the secondary market, but the Agents are not obligated to do so, and there can be no assurance that a secondary market for the notes will develop or that there will be liquidity in the secondary market if one develops. From time to time, the Agents may make a market in the notes, but the Agents are not obligated to do so and may discontinue any market-making activity at any time.

         In connection with an offering of notes purchased by one or more Agents as principal on a fixed offering price basis, the applicable Agents will be permitted to engage in certain transactions that stabilize the price of notes. These transactions may consist of bids or purchases for the purpose of pegging, fixing or maintaining the price of notes. If those Agents create a short position in notes (i.e., if they sell notes in an amount exceeding the amount specified in the applicable pricing supplement), they may reduce that short position by purchasing notes in the open market. In general, purchases of notes for the purpose of stabilization or to reduce a short position could cause the price of notes to be higher than it might be in the absence of these type of purchases.

         Neither Global Funding and the trusts nor any Agent make any representation or prediction as to the direction or magnitude of any effect that the transactions described in the immediately preceding paragraph may have on the price of notes. In addition, neither Global Funding and the trusts nor any Agent make any representation that the Agents will engage in any such transactions or that such transactions, once commenced, will not be discontinued without notice.

         The Agents participating in the distribution of notes will be "underwriters," with respect to the notes being distributed by them and the funding agreements being purchased by the issuing trust, and any discounts or commissions received by them on the sale or resale of notes may be deemed to be underwriting discounts and commissions under the Securities Act. The Agents may be entitled under agreements entered into with a trust, Global Funding and Allstate Life to indemnification against certain civil liabilities, including liabilities under the Securities Act, or to contribution with respect to payments that the Agents may be required to make in respect of such liabilities.

         Global Funding is a statutory issuer of the notes and the funding notes under the Securities Act, and Allstate Life is the issuer of the funding agreements under the Securities Act. In addition, under the Securities Act, each trust is a statutory underwriter of each funding agreement and each funding note purchased with the proceeds from the issuance of such trust's notes.

         The indenture trustee is affiliated with J.P. Morgan Securities Inc., which is an Agent. With respect to any series of notes as to which affiliates of the indenture trustee will serve as an Agent, the relevant trust will appoint an eligible and unaffiliated entity to serve as indenture trustee, instead of the indenture trustee.

         In the ordinary course of its business, the Agents and their affiliates have engaged, and may in the future engage, in investment and commercial banking transactions with Allstate Life and certain of its affiliates.

================================================================================


                                 $2,300,000,000

                          Allstate Life Global Funding
                                    Depositor

                            Secured Medium Term Notes

           Due Between Nine Months and 30 Years From the Date of Issue
                                 Issued Through

                       Allstate Life Global Funding Trusts

                                   Secured by

                          Funding Agreements Issued by
                         Allstate Life Insurance Company
                                     Sponsor


                                -----------------

                              PROSPECTUS SUPPLEMENT

                                -----------------




                               Merrill Lynch & Co.
                            A.G. Edwards & Sons, Inc.
                         Banc of America Securities LLC
                                Barclays Capital
                            Bear, Stearns & Co. Inc.
                                    Citigroup
                           Credit Suisse First Boston
                            Deutsche Bank Securities
                              Goldman, Sachs & Co.
                                    JPMorgan
                                 Lehman Brothers
                                 Morgan Stanley
                              RBS Greenwich Capital
                               UBS Investment Bank
                               Wachovia Securities


                                           , 2005


================================================================================

The information in this prospectus supplement is not complete and may be changed. Neither the depositor nor the trusts may sell these securities until the registration statement filed with the SEC is effective. This prospectus supplement is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

                              Subject to Completion
             Preliminary Prospectus Supplement dated        , 2005

PROSPECTUS SUPPLEMENT
(To prospectus dated        , 2005)

                                 $2,300,000,000

                          Allstate Life Global Funding
                                    Depositor

                          Allstate Life(R) CoreNotes(R)

           Due Between Nine Months and 30 Years From the Date of Issue
               Issued Through Allstate Life Global Funding Trusts

                                   Secured by

                          Funding Agreements Issued by
                         Allstate Life Insurance Company
                                     Sponsor
                                ----------------

         Allstate Life Global Funding (the "depositor" or "Global Funding") is a statutory trust formed under the laws of the State of Delaware. Its sole purpose is to facilitate the programs for the issuance of one or more series of secured medium term notes, including the Allstate Life(R) CoreNotes(R) (the "notes"). Each series of notes will be issued by a newly created separate and distinct Delaware statutory trust (each, a "trust"). Allstate Life Global Funding will be the sole beneficial owner of each trust that is formed and the depositor of the funding agreements into the issuing trusts. The notes of each series will be secured by one or more funding agreements (each, a "funding agreement") issued by Allstate Life Insurance Company ("Allstate Life") and assigned absolutely to, and deposited into, the issuing trust by Global Funding. In connection with each offering of notes, Allstate Life Global Funding will issue the applicable funding note (each, a "funding note") as more fully described herein. Allstate Life is the sponsor of the programs.

         The specific terms of each series of notes, and the related funding note and funding agreement(s), will be set forth in a separate pricing supplement, including the information related to the interest rate or specified rate of return thereof, the distribution frequency and the first expected distribution date. You should read this prospectus supplement, the accompanying prospectus and the applicable pricing supplement carefully before you invest.

         The notes of each series:

         o    will be issued in only one class;

         o will be the unconditional, direct, non-recourse, secured and unsubordinated obligations of the issuing trust only and will not represent the obligations of, or interest in, any other trust, Global Funding, Allstate Life or any of their respective affiliates;

         o will have a stated maturity of nine months to 30 years from the date of issue;

         o will have redemption and/or repayment provisions, if applicable, whether mandatory or at the option of the issuing trust or the holders of such notes;

         o    will provide for payments in U.S. dollars;

         o will, unless otherwise specified in the applicable pricing supplement, have a minimum denomination of $1,000 and integral multiples of $1,000 in excess thereof;

         o    will be in book-entry form;

         o will bear interest at fixed or floating rates; unless otherwise specified in the applicable pricing supplement, each trust will pay interest on the relevant series of notes on a monthly, quarterly, semiannual or annual basis;

         o will be secured by the right, title and interest of the issuing trust in and to (1) the funding agreement(s) held by that trust,
              (2) all proceeds of such funding agreement(s) and (3) all books and records pertaining to such funding agreement(s); and

         o    may be sold in the United States to retail and other investors.

         The funding note and funding agreement(s) issued in connection with the offering of a series of notes will represent the respective obligations of Global Funding and Allstate Life only and will not represent the obligations of or the interest in any person other than the respective issuing entity.

         Each class of securities offered may have an aggregate principal amount of up to $2,300,000,000.

         Investing in the notes involves risks that are described in the "Risk Factors" section beginning on page S-[ ].
                                -----------------
         Neither the Securities and Exchange Commission, any state securities commission nor any state insurance commission has approved or disapproved of these securities or determined if this prospectus supplement, the accompanying prospectus or any pricing supplement is truthful or complete. Any representation to the contrary is a criminal offense.


                                ----------------
                               Merrill Lynch & Co.
                                ----------------


         The date of this prospectus supplement is          , 2005.

"Allstate Life(R)" is a registered service mark of Allstate Insurance Company.

"CoreNotes(R)" is a registered service mark of Merrill Lynch & Co., Inc.

                                TABLE OF CONTENTS

                                                                                                                       Page

                              Prospectus Supplement

Forward-Looking Statements..............................................................................................S-1
About This Prospectus Supplement and the Pricing Supplements............................................................S-2
Summary.................................................................................................................S-3
Risk Factors...........................................................................................................S-12
Allstate Life Global Funding Trusts....................................................................................S-18
Allstate Life Global Funding...........................................................................................S-18
Allstate Life Insurance Company........................................................................................S-19
Description of the Notes...............................................................................................S-20
Description of the Funding Agreements..................................................................................S-41
United States Federal Income Tax Considerations........................................................................S-42
Plan of Distribution...................................................................................................S-49


                                   Prospectus

Forward-Looking Statements................................................................................................1
About this Prospectus.....................................................................................................2
Available Information.....................................................................................................3
Incorporation of Documents by Reference...................................................................................3
Description of Allstate Life Global Funding and the Trusts................................................................5
Description of Allstate Life Insurance Company...........................................................................16
Computation of Ratio of Earnings to Fixed Charges........................................................................17
Use of Proceeds..........................................................................................................17
Description of the Notes.................................................................................................18
Description of the Indentures............................................................................................19
Description of the Funding Notes.........................................................................................30
Description of the Funding Agreements....................................................................................31
Description of Support and Expenses Agreements...........................................................................37
Description of Administrative Services Agreements........................................................................38
ERISA Considerations.....................................................................................................39
Plan of Distribution.....................................................................................................42
Legal Opinions...........................................................................................................43
Experts..................................................................................................................43

                              --------------

         Each trust may sell its notes to the Purchasing Agent referred to below as principal for resale at a fixed offering price specified in the applicable pricing supplement or at varying prices. Each trust may also explicitly agree with the Purchasing Agent that it will use its reasonable efforts as agent on behalf of the issuing trust to solicit offers to purchase notes of the applicable series from that trust at 100% of the principal amount thereof, unless otherwise specified in the applicable pricing supplement. Unless otherwise specified in the applicable pricing supplement, any note sold to the Purchasing Agent as principal will be purchased by the Purchasing Agent at a price equal to 100% of the principal amount thereof less a percentage of the principal amount equal to the commission applicable to an agency sale of a note of identical maturity. Unless otherwise specified in the applicable pricing supplement, each trust will pay a commission to the Purchasing Agent, ranging from .125% to 2.50% of the principal amount of each applicable note, depending upon its stated maturity, for each note purchased from the issuing trust by the Purchasing Agent as its agent.

         You should rely only on the information contained or incorporated by reference in this prospectus supplement, the accompanying prospectus and any pricing supplement. Neither of the registrants nor the Purchasing Agent has authorized anyone to provide you with different or additional information. If anyone provides you with different or additional information, you should not rely on it. Neither of the registrants nor the Purchasing Agent is making an offer to sell notes in any jurisdiction where the offer or sale is not permitted. You should not assume that the information contained in this prospectus supplement, the accompanying prospectus or the applicable pricing supplement is accurate as of any date other than the date of such document. Updated information will be provided in the future as explained under "Incorporation of Documents by Reference" in the accompanying prospectus.

                           FORWARD-LOOKING STATEMENTS

Allstate Life

         This prospectus supplement, the accompanying prospectus and each applicable pricing supplement may include forward-looking statements of Allstate Life. These forward-looking statements are not statements of historical fact but rather reflect Allstate Life's current expectations, estimates and predictions about future results and events. These statements may use words such as "will," "should," "likely," "target," "anticipate," "believe," "estimate," "expect," "intend," "predict," "project" and similar expressions as they relate to Allstate Life or its management. When Allstate Life makes forward-looking statements, Allstate Life is basing them on its management's beliefs and assumptions, using information currently available to Allstate Life. These forward-looking statements are subject to risks, uncertainties and assumptions, including but not limited to, risks, uncertainties and assumptions discussed in this prospectus supplement, the accompanying prospectus and in each applicable pricing supplement. Factors that can cause or contribute to these differences include those described under the heading "Risk Factors" in this prospectus supplement. Allstate Life undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, developments or otherwise.

         If one or more of these or other risks or uncertainties materialize, or if Allstate Life's underlying assumptions prove to be incorrect, actual results may vary materially from what Allstate Life projected. Any forward-looking statements of Allstate Life you read in this prospectus supplement, the accompanying prospectus or any pricing supplement reflect Allstate Life's current views with respect to future events and are subject to these and other risks, uncertainties and assumptions relating to Allstate Life's operations, results of operations, growth strategy and liquidity. All subsequent written and oral forward-looking statements attributable to Allstate Life or individuals acting on Allstate Life's behalf are expressly qualified in their entirety by this section. You should specifically consider the factors identified in this prospectus supplement, the accompanying prospectus and each applicable pricing supplement which could cause actual results to differ before making an investment decision.

Global Funding and the Trusts

         This prospectus supplement, the accompanying prospectus and each applicable pricing supplement may include forward-looking statements of Global Funding and the trusts. These forward-looking statements are subject to risks, uncertainties and assumptions, including but not limited to, risks, uncertainties and assumptions discussed in this prospectus supplement, the accompanying prospectus and in each applicable pricing supplement. Global Funding does not, and the trusts will not, undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

         You should specifically consider the factors identified in this prospectus supplement, the accompanying prospectus and each applicable pricing supplement before making an investment decision. Global Funding and the trusts are not currently entitled to the safe harbors contained in Section 27A of the Securities Act of 1933, as amended (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Therefore, forward-looking statements of Global Funding and the issuing trusts in this prospectus supplement and the accompanying prospectus are not currently and will never be entitled to these safe harbors.

          ABOUT THIS PROSPECTUS SUPPLEMENT AND THE PRICING SUPPLEMENTS

         This document is a prospectus supplement and supplements a prospectus which is part of a registration statement filed with the Securities and Exchange Commission (the "SEC") by Allstate Life Global Funding and Allstate Life Insurance Company (the "registrants"). This prospectus supplement provides you with a general description of the notes. The trusts may sell notes in various offerings up to an aggregate initial offering price of $2,300,000,000, less any amount of notes previously issued by the trusts under this program or pursuant to a separate prospectus supplement that relates to the Allstate Life Global Funding secured medium term note program. References in this prospectus supplement to "notes" are to the Allstate Life(R) CoreNotes(R) offered by this prospectus supplement.

         This prospectus supplement and the information incorporated by reference in it may update, supplement or clarify the information in the accompanying prospectus. You will also receive a pricing supplement with the prospectus supplement. The pricing supplement will contain the specific description of the notes offered at the time and the terms on which the notes are offered. That pricing supplement also may add, update, supplement or clarify information in this prospectus supplement and the accompanying prospectus. You should carefully review such additional, updated, supplemental or clarifying information contained in the pricing supplement.

         It is important for you to read and consider all of the information contained in this prospectus supplement and the accompanying prospectus, as well as in the applicable pricing supplement relating to the particular offering of notes, in making your decision to invest in notes. You should also read and consider the information in the documents referred to in "Incorporation of Documents by Reference" in the accompanying prospectus.

         In this prospectus supplement, references to the "depositor" and "Global Funding" are to Allstate Life Global Funding. References to the "trusts" are to Allstate Life Global Funding Trusts. References to an "issuing trust" are to a trust with respect to the series of notes issued and sold to the public by that trust. These references are not to Allstate Life Insurance Company. In this prospectus supplement, references to "Allstate Life" are to Allstate Life Insurance Company. References to "Purchasing Agent" are to Merrill Lynch, Pierce, Fenner & Smith Incorporated.

         In this prospectus supplement, references to "United States dollars," "U.S. dollars" or "$" are to lawful currency of the United States of America.

                                     SUMMARY

         This section summarizes certain of the legal and financial terms of the notes, funding notes and funding agreements that are described in more detail in "Description of the Notes" and "Description of the Funding Agreements" beginning on pages S-[ ] and S-[ ] of this prospectus supplement, "Description of the Funding Notes" beginning on page [ ] of the accompanying prospectus, and other information described elsewhere in this prospectus supplement or in the accompanying prospectus. You should read the more detailed information appearing elsewhere in the accompanying prospectus, this prospectus supplement and the applicable pricing supplement relating to the particular offering of notes.


The Trusts......................   Each series of notes will be issued by a newly created separate and distinct Delaware statutory trust (each, a "trust") formed by Allstate Life Global Funding, as trust beneficial owner, AMACAR Pacific Corp., as administrator (the "administrator"), and
                                   Wilmington Trust Company, as Delaware trustee (the "Delaware trustee"), pursuant to the filing of a certificate of trust and the execution of a trust agreement. Each trust agreement pursuant to which various trusts may be formed from time to time to issue notes is referred to in this prospectus supplement as a "trust agreement." Allstate Life Global
                                   Funding will be the sole beneficial owner of each trust that is formed.

Depositor; Issuer of Funding
   Notes........................   Allstate Life Global Funding is a registrant as the depositor of the funding agreements into the issuing trusts and the issuer of the funding notes.

Sponsor; Issuer of Funding
   Agreements...................   Allstate Life Insurance Company is the sponsor of the programs and a registrant as the issuer of the funding agreements.

                                   Allstate Life is not affiliated with any trust. None of Allstate Life or any of its officers, directors, subsidiaries or affiliates owns any beneficial interest in any trust nor has any of these persons or entities entered into any agreement with any trust other than in furtherance of the issuance of notes from time to time as contemplated by this prospectus supplement and the accompanying prospectus.

                                   None of Allstate Life or any of its officers, directors, subsidiaries or affiliates is affiliated with Global Funding, the Delaware trustee, the administrator, the indenture trustee or the funding note indenture trustee.

Purposes of Global Funding and
   Trusts.......................   The sole purpose of Global Funding is to facilitate the programs for the issuance of notes, including, in connection with each offering of notes, to issue the applicable funding note. The sole purpose of each trust is to issue the related series of notes to the public, which notes will be issued only on the original issue date of such notes and will be secured by one or more funding agreements issued by Allstate Life, and assigned absolutely to, and deposited into, the issuing trust by Global Funding. Each trust will use the net proceeds received from issuing its series of notes to acquire one or more funding agreements. Each trust will hold the collateral described below pertaining to its series of notes to fund its obligations under that series of notes. Each trust will pledge and collaterally assign the funding agreements held in that trust to the indenture trustee for the benefit of the holders of that trust's series of notes.
                                   The notes of each series will be the obligations of the issuing trust only and will not represent the obligations of, or interest in, any other trust, Global Funding, Allstate
                                   Life, or any of their respective affiliates. Holders of notes of a series may only look to the funding agreement(s) and any other collateral held in, or pledged and collaterally assigned to the indenture trustee by, the issuing trust for payment on their notes and not to the assets of Allstate Life or Global Funding, or the assets held in any other trust.

Delaware Trustee................   Wilmington Trust Company, a Delaware banking corporation, will be the sole trustee of
                                   Global Funding and each trust. The Delaware trustee will not be obligated in any way to make payments under or in respect of any notes, any funding notes or any funding

                                       S-3

                                   agreements. The Delaware trustee is not affiliated with Allstate Life or the indenture trustee.

Administrator...................   AMACAR Pacific Corp. will be the administrator of Global Funding and each trust. The administrator will not be obligated in any way to make any payments under or in respect of the notes, any funding notes or any funding agreements. The administrator is not affiliated with Allstate Life or the indenture trustee.

Indenture Trustee...............   Each series of notes will be issued by the issuing trust pursuant to a separate indenture
                                   (each, an "indenture") to be entered into between the issuing trust and J.P. Morgan Trust
                                   Company, National Association, in its capacity as indenture trustee (including any successor, the "indenture trustee").  The indenture trustee is not affiliated with the trusts, the Delaware trustee, the administrator, Global Funding or Allstate Life.

Funding Note Indenture
   Trustee......................   Each funding note will be issued by Global Funding pursuant to a separate funding note indenture (each, a "funding note indenture") to be entered into between Global Funding and
                                   J.P. Morgan Trust Company, National Association, in its capacity as funding note indenture trustee (including any successor, the "funding note indenture trustee"). The funding note indenture trustee is not affiliated with the trusts, the Delaware
                                   Trustee, the administrator, Global Funding or Allstate Life.

Diagram of Parties..............   Below is a diagram showing the parties involved in the issuance of notes by each trust.



                                                Funding Agreement(s)
                                      ---  Deposit of Funding Agreement(s) ---
                                     |    into issuing trust. Funding note    |        Security Interest in
                                     |       is simultaneously cancelled.     |         Funding Agreement(s)
                                     |                                        |         (held for the benefit
                        Funding      |                                        |              of holders)
                      Agreement(s)   |                  Funding Note          |
-------------------                 -----------------                   ----------------                  --------------
|Allsate Life      |--------------->|Allstate Life  |------------------>|              | ---------------- |  Indenture |
|Insurance Company |<-------------- |Global Funding |<----------------- | Issuing Trust|                  |   Trustee  |
-------------------  Note Proceeds  -----------------  Note Proceeds    ----------------                  --------------
                                                                          ^          |
                                                                          |          |
                                                                         Note
                                                                       Proceeds    Notes
                                                                          |          |
                                                                          |          v
                                                                        ----------------
                                                                        |              |
                                                                        | Noteholders  |
                                                                        ----------------



Allstate Life Can Issue Medium
   Term Notes and Funding
   Agreements Directly to
   Investors....................   Allstate Life is able to issue its own medium term notes directly to investors and does issue funding agreements directly to qualified investors. However, by securing each trust's notes with one or more of Allstate Life's funding agreements, such trust's notes are secured by an asset that would have a higher priority in insolvency than unsecured medium term notes of Allstate Life and, accordingly, may be entitled to receive a higher investment rating than unsecured medium term notes of Allstate Life. In addition, funding agreements are very difficult to transfer and have no active secondary market. By securing each trust's notes with one or more of Allstate Life's funding agreements, investors may be able to avail themselves of many of the benefits of Allstate Life's funding agreements while benefiting from the liquidity afforded by each trust's medium term notes.

Title                              Allstate Life(R) CoreNotes(R)

Purchasing Agent                   Merrill Lynch, Pierce, Fenner & Smith Incorporated.

Allstate Life(R) CoreNotes(R)

                                       S-4


Program.........................   This prospectus supplement relates to one or more series of notes that one or Delaware special purpose statutory trusts that may be formed from time to time may issue and sell primarily to retail investors under this Allstate Life(R) CoreNotes(R) program.
                                   Allstate Life(R) CoreNotes(R) will be offered from time to time to the public, with payment of principal of, any premium and interest on, and any other amounts due and owing with respect to, the Allstate Life(R) CoreNotes(R) to be secured by one or more applicable funding agreements issued by Allstate Life and sold to, and deposited into, the issuing trust by Global Funding.

Secured Medium Term Notes
Program.........................   Included in the registration statement, of which this prospectus supplement is a part, is another prospectus supplement relating to series of notes that may be issued and sold primarily to institutional investors by one or more newly established Delaware statutory trusts under the related secured medium term notes program. The terms of the secured medium term notes are identical in all material respects to the terms of the notes to be sold under this program, as described in this prospectus supplement, except that the secured medium term notes:

                                        o        may be issued as amortizing notes;

                                        o        may be denominated in one or more foreign currencies;

                                        o        will not contain a survivor's option, permitting optional repayment of notes of a series, subject to certain limitations, prior to maturity, if requested, following the death of the beneficial owner of notes of that series; and

                                        o        may contain a provision providing for the redemption of the notes if Allstate Life is required to pay additional amounts on the related funding agreements pursuant to the applicable pricing supplement and Allstate Life exercises its right to redeem the funding agreements.

Amount of the Notes.............   Up to $2,300,000,000 of notes less any amount of notes previously issued under this program, the related secured medium term note program or otherwise under the accompanying prospectus.

Flow of Funds...................   Any funds collected by the indenture trustee where no event of default exists under an indenture in respect of notes of a series shall be applied in the following order at the date or dates fixed by the indenture trustee and, in case of the distribution of such funds on account of principal, any premium and interest, and any additional amounts, upon presentation, if applicable, of the certificate representing the notes of such series and the notation thereon of the payment if only partially paid or upon the surrender thereof if fully paid:

                                        o        First: to the payment of principal, any premium and interest, any additional amounts, and any other amounts then due and owing on the notes of such series, ratably, without preference or priority of any kind, according to the aggregate amounts due and payable on such notes;

                                        o        Second: to the payment of any other obligations then due and owing with respect to such series of notes, ratably, without preference or priority of any kind; and

                                        o        Third: to the payment of any remaining balance to the issuing trust for distribution by the administrator in accordance with the provisions of the applicable trust agreement.

                                   Any funds collected by the indenture trustee following an event of default or otherwise under the applicable indenture in respect of the notes of a series shall be applied in the following order at the date or dates fixed by  the indenture trustee and, in case of the distribution of such funds on account of principal, any premium and interest and any other

                                       S-5

                                   amounts due and owing, upon presentation of the global security or certificates representing the notes of such series and the notation thereon of the payment if only partially paid or upon the surrender thereof if fully paid:

                                        o        First: to the payment of costs and expenses, including reasonable compensation to the indenture trustee and each predecessor indenture trustee and their respective agents and attorneys and of all expenses and liabilities incurred, and all advances made, by the indenture trustee and each predecessor indenture trustee except as those adjudicated in a court of competent jurisdiction to be the result of any such indenture trustee's negligence or bad faith, in an aggregate amount of no more than $250,000 for all series of notes outstanding;

                                        o        Second: to the payment of principal, any premium and interest, any additional amounts and any other amounts then due and owing on the notes of such series, ratably, without preference or priority of any kind, according to the aggregate amounts due and payable on such notes;

                                        o        Third: to the payment of any other obligations then due and owing with respect to such series of notes, ratably, without preference or priority of any kind; and

                                        o        Fourth: to the payment of any remaining balance to the issuing trust for distribution by the administrator in accordance with the provisions of the applicable trust agreement.

                                   Except for payments made on the trust expiration date or otherwise in connection with the liquidation of the issuing trust, all funds and other property received by the Delaware trustee on behalf of the issuing trust in respect of the applicable collateral will be deposited into the payment account of such trust and will be distributed by such trust as follows:

                                        o        First: to the indenture trustee for the payment of all amounts then due and unpaid upon the applicable series of notes and any other amounts due and payable, in accordance with the applicable indenture; and

                                        o        Second: any remaining funds and other property deposited into the payment account shall be distributed to the trust beneficial owner.

                                   On the trust expiration date, the remaining collateral and any other assets held in the trust shall be liquidated, and distributed in the following order of priority:

                                        o        First: to pay all amounts due and unpaid on the applicable series of notes and any other amounts due and  payable in accordance with the applicable indenture; and

                                        o        Second:  any remaining funds and other property shall be paid to the trust beneficial owner.


Terms of the Notes:
   Status.......................        o        The notes of a series will be the unconditional, direct, non-recourse and unsubordinated obligations of the issuing trust and will rank equally among themselves.

                                        o        Each series of notes may be accelerated in the payment of principal and outstanding interest if an event of default under the notes of such series

                                       S-6


                                                 occurs. Upon the occurrence of an event of default, the indenture trustee on behalf of the holders of notes of such series may only proceed against the collateral held in the issuing trust.

                                        o        The notes of each series are not, and will not be, insurance contracts, insurance policies or funding agreements.

                                        o        The notes of each series will be the obligations of the issuing trust only and will not represent the obligations of, or interest in, any other trust, Global Funding,
                                                 Allstate Life or any of their respective affiliates.

                                        o        The notes are not guaranteed by any person or entity.

                                        o        The notes will not benefit from any insurance guaranty fund coverage or any similar protection.

   Interest Rate................        o        Each fixed rate note will bear interest from its date of issue at the rate stated in the applicable pricing supplement until the principal is paid.
                                                 Each floating rate note will bear interest from the date of issue until the principal is paid at a rate determined by reference to an interest rate or interest rate formula, which may be adjusted by a spread and/or spread multiplier (each as more fully described under "Description of the Notes").
                                                 The pricing supplement will designate one or more of the following base rates, along with the index maturity for that base rate:

                                                        o        the CD Rate,

                                                        o        the CMT Rate,

                                                        o        the Commercial Paper Rate,

                                                        o        the Constant Maturity Swap Rate

                                                        o        the Federal Funds Open Rate

                                                        o        the Federal Funds Rate,

                                                        o        LIBOR,

                                                        o        the Prime Rate, or

                                                        o        the Treasury Rate.

                                        o        Interest on each note will be payable either monthly, quarterly, semiannually or annually on each interest payment date and at maturity or, if applicable, earlier redemption or repayment, and will be computed on the basis of a 360-day year of twelve 30-day months, unless otherwise specified in the pricing supplement.

   Principal....................        o        The principal amount of each note will be payable on its stated maturity date specified in the applicable pricing supplement, unless earlier redeemed or repaid in accordance with its terms.

   Redemption...................  Unless otherwise specified in the applicable pricing supplement:

                                        o        the notes will not be redeemable prior to maturity; and

                                       S-7



                                        o        the notes will not be subject to any sinking fund.

   Maturities...................        o        Each series of notes will mature nine months to 30 years from its date of original issuance. Each series of notes will have the same maturity date as the related funding agreement(s).

   Survivor's Option............   A series of notes may contain a provision (which is referred to as the "survivor's option") permitting optional repayment of notes of that series prior to maturity, if requested, following the death of the beneficial owner of notes of that series, so long as the notes were held by the beneficial owner or the estate of the beneficial owner for a period beginning at least six months immediately prior to such death. Your notes may not be repaid in this manner unless the pricing supplement for your series of notes provides for the survivor's option. If the pricing supplement for your series of notes provides for the survivor's option, the funding agreement securing your series of notes will contain a provision which will allow the issuing trust to tender the funding agreement in whole or in part to Allstate Life. An issuing trust's ability to tender funding agreements related to its series of notes that contains a survivor's option, however, will be subject to certain limitations set by Allstate Life. As a result, your right to exercise the survivor's option is subject to limits set by Allstate Life with respect to the relevant funding agreement. Allstate Life has the discretionary right to limit the aggregate principal amount of:

                                        o        all funding agreements securing all outstanding series of notes issued under the
                                                 Allstate Life(R) CoreNotes(R) program as to which exercises of any put option by any issuing trust shall be accepted by Allstate Life in any calendar year to an amount equal to the greater of $2,000,000 or 2% of the aggregate principal amount of all funding agreements securing all outstanding series of notes issued under the Allstate Life(R) CoreNotes(R) program as of the end of the most recent calendar year or such other greater amount as determined in accordance with the applicable funding agreement and set forth in the applicable pricing supplement;

                                        o        the funding agreements securing the notes of a series as to which exercises of any put option by the applicable trust attributable to notes as to which the survivor's option has been exercised by the authorized representative of any individual deceased beneficial owner to $250,000 in any calendar year or such other greater amount as determined in accordance with the applicable funding agreement and set forth in the applicable pricing supplement; and

                                        o        the funding agreements securing a series of notes as to which exercises of any put option by the applicable trust attributable to notes as to which the survivor's option has been exercised shall be accepted in any calendar year to an amount as set forth in the applicable funding agreement and the applicable pricing supplement.

                                   Additional details on the survivor's option are described in the section titled "Description of the Notes--Survivor's Option" on page S-[ ].

Currency and Denominations......   Notes will be denominated in U.S. dollars. Unless otherwise specified in the applicable pricing supplement, notes will be issued and sold in denominations of $1,000 and integral multiples of $1,000 in excess thereof.

Listing of Notes................   Unless otherwise specified in the applicable pricing supplement, a series of notes will not be listed on any securities exchange.

Forms of Notes..................   Book-entry through the facilities of The Depository Trust Company ("DTC"), except as otherwise described under "Description of the Notes--Book-Entry Notes."

                                       S-8

Collateral......................   The notes of a series will be secured by the right, title and interest of the issuing trust in and to (1) the funding agreement(s) held by that trust, (2) all proceeds of such funding agreement(s) and (3) all books and records pertaining to such funding agreement(s). In this prospectus supplement, references to "other collateral" are to items (2) and (3) above.

Funding Agreements..............   The funding agreements are unsecured obligations of Allstate Life, an Illinois stock life insurance company. In the event of insolvency of an Illinois insurance company, claims against the insurer's estate are prioritized pursuant to Section 5/205 of the Illinois
                                   Insurance Code. Under Section 5/205(1)(d) of the Illinois Insurance Code, claims by
                                   "policyholders, beneficiaries, and insureds, under insurance policies, annuity contracts, and funding agreements" receive payment prior to any distribution to general creditors not falling within any other priority class under the Illinois Insurance Code.

                                   The registrants believe that in a properly prepared and presented case in a delinquency proceeding under Article XIII of the Illinois Insurance Code, 215 ILCS Section 5/187 et
                                   seq. (the "Illinois Liquidation Act"), the timely and properly filed claims of an owner under the funding agreement (with the possible exception of claims for Additional
                                   Amounts, as discussed below) would be entitled to distribution pari passu with claims made by other policyholders, beneficiaries, and insureds under other insurance policies, insurance contracts, annuities and funding agreements issued by Allstate Life, and the claims of the Illinois Life and Health Insurance Guaranty Association, and any similar organization in another state, in accordance with Section 5/205(1)(d) of the Illinois
                                   Liquidation Act, and an owner's claims under the funding agreement should not be recharacterized as other than the claims of a policyholder, beneficiary, or insured under an insurance policy, insurance contract, annuity or funding agreement.

                                   The obligations of Allstate Life under any funding agreement will not be guaranteed by any person or entity.

                                   If a funding agreement so provides, Allstate Life may be required to pay Additional
                                   Amounts (as such term is defined therein) to the indenture trustee as collateral assignee of the funding agreement. For a discussion regarding payment of Additional Amounts, see
                                   "Description of the Notes--Withholding Tax; No Payment of Additional Amounts." Although
                                   such payments could be viewed as a claim under the funding agreements within the meaning of Section 5/205(1)(d), they may also be argued to be a separate payment obligation. Therefore, while in a proceeding before a court of competent jurisdiction the court might find that a claim for an Additional Amount constitutes a claim under a funding agreement, it also might find that such a claim is not a claim entitled to the priority afforded by Section 5/205(1)(d). If a claim for an Additional Amount does not constitute a claim entitled to the priority afforded by Section 5/205(1)(d), then in a properly prepared and presented case any claim for an Additional Amount would be entitled to the same priority as claims of general creditors of Allstate Life under Section
                                   5/205(1)(g).

                                   With respect to the issuance of any series of the notes, the aggregate amount of Allstate Life's liabilities that would rank pari passu with each funding agreement securing such series of notes is disclosed in the financial statements of Allstate Life contained in
                                   Allstate Life's most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q
                                   filed with the SEC, in each case as of the date of such financial statements. This amount appears in the Consolidated Statements of Financial Position as a liability under the line item entitled "Contractholder funds."

Terms of the Funding Notes......   Each trust will use the net proceeds received from the issuance of the related series of notes to purchase a funding note in definitive form (each, a "funding note") from Global
                                   Funding.  Each funding note will have a principal amount equal to the principal amount of the related series of notes. Each funding note will otherwise have payment and other terms substantially similar to the related series of notes, except that each funding note will contain a provision that makes it immediately cancelable upon the assignment and deposit by Global Funding of the related funding agreement(s) to the related issuing trust.

                                       S-9

Terms of the Funding
Agreements......................   Global Funding will use the net proceeds received from the sale of the related funding note to purchase one or more funding agreements issued by Allstate Life. Global
                                   Funding will immediately assign absolutely to, and deposit into, the issuing trust each such funding agreement. The funding agreement(s) will have a principal amount equal to the principal amount of the related series of notes. The funding agreement(s) will otherwise have payment and other terms substantially similar to the related series of notes.

Withholding Tax.................   All amounts due in respect of the notes of a series will be made without any applicable withholding or deduction for or on account of any present or future taxes, duties, levies, assessments or other governmental charges of whatever nature imposed or levied by or on behalf of any governmental authority, unless such withholding or deduction is required by law. Unless otherwise specified in the applicable pricing supplement, neither the notes of the applicable series nor the related funding note or funding agreement(s)
                                   will provide for the payment of additional amounts relating to any required withholding or deduction imposed or levied on payments in respect of a series of notes or the related funding note or funding agreement(s). As a result, unless otherwise specified in the applicable pricing supplement, the risk of any such withholding or deduction, whether or not as a result of a change in law or otherwise, will be borne by the holders of such series of notes.

Ratings.........................   Unless otherwise indicated in the applicable pricing supplement, it is expected that each series of notes, and the related funding note and the funding agreement(s) securing such series of notes will have an issue credit rating of "AA" from Standard & Poor's Ratings
                                   Services, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's").  It is
                                   expected that the program will be rated "Aa2" by Moody's Investors Service, Inc.
                                   ("Moody's") and "AA" by Standard & Poor's.

                                   If Moody's or Standard & Poor's changes the program rating, the new program rating will be specified in the applicable pricing supplement. Notes of a series will be issued under the program only in the event that, at the time of issuance of such series of notes, at least one nationally recognized rating agency would assign an investment grade rating to such series of notes, the related funding note and the funding agreement(s)
                                   securing such series of notes.

Fees and Expenses...............   Allstate Life and Global Funding entered into an amended and restated support and
                                   expenses agreement dated as of                , 2005 (the "depositor support agreement").
                                   Pursuant to the depositor support agreement, Allstate Life agreed, among other things, to pay certain costs and expenses relating to the offering, sale and issuance of each funding note and certain costs, expenses and taxes incurred by Global Funding. Pursuant to the depositor trust agreement, Allstate Life also agreed to indemnify the indenture trustee, the Delaware trustee, the administrator and each other service provider, as well as Global Funding, with respect to certain matters.

                                   In connection with the issuance of a series of notes, Allstate Life and the issuing trust will enter into a support and expenses agreement (each, a "support agreement").
                                   Under each support agreement, Allstate Life will agree to pay certain costs and expenses relating to the offering, sale and issuance of the applicable series of notes and certain costs, expenses and taxes incurred by the issuing trust. Pursuant to each support agreement, Allstate Life will also agree to indemnify the indenture trustee, the Delaware trustee, the administrator and each other service provider, as well as the issuing trust, with respect to certain matters.

                                   It is anticipated that the indenture trustee fees for this program will be approximately $
                                   annually.

Governing Law...................   The notes, each indenture and each funding note will be governed by, and construed in accordance with, the laws of the State of New York. The depositor trust agreement is, and each trust agreement will be, governed by, and construed in accordance with, the laws of the State of Delaware. The funding agreements will be governed by the laws of the State of

                                       S-10

                                   Illinois.
United States Federal Income Tax
   Considerations...............   Special tax counsel to Global Funding will render its opinion that under current law and based on certain facts and assumptions contained in such opinion, for United States
                                   Federal income tax purposes, Global Funding and each trust will be ignored and that the notes will be classified as indebtedness of Allstate Life. Each holder and beneficial owner of the notes, by purchase of the notes, agrees to such treatment. Accordingly, holders of the notes generally will have the same United States federal income tax consequences from the purchase of the notes as they would had they purchased a debt obligation issued directly by Allstate Life. Prospective purchasers of the notes must carefully consider the tax consequences of the ownership and disposition the notes set forth under "United States Federal Income Tax Considerations."



                                  RISK FACTORS

         Your investment in the notes includes risks. In consultation with your own financial and legal advisers, you should carefully consider, among other matters, the following discussion of risks before deciding whether an investment in the notes is suitable for you. The notes are not an appropriate investment for you if you do not understand their significant components and/or financial matters. You should also consult the discussion of risk factors set forth in Allstate Life's Annual Report on Form 10-K for the year ended December 31, 2004, which is incorporated into this prospectus supplement and the accompanying prospectus by reference.

Risk Factors Relating to the Depositor and the Trusts

Each trust will have limited resources and therefore its ability to make timely payments with respect to its series of notes will depend upon Allstate Life making payments under the relevant funding agreement

         The ability of a trust to make timely payments with respect to the related series of notes is principally dependent upon Allstate Life making the related payments under each relevant funding agreement. Each trust is a special purpose statutory trust formed for the purpose of the issuance of the related series of notes. The obligations under a series of notes will be secured by and payable solely from the collateral held in the issuing trust. No holder of a series of notes will have any right to receive payments from the collateral related to any other series of notes.

The notes of a series are the obligations only of the issuing trust and are not obligations of, or guaranteed by, Allstate Life or any of its affiliates

         The notes are not obligations of Allstate Life, Global Funding or any other person or entity other than the issuing trust. The notes are not guaranteed by any person or entity. Except pursuant to the terms of the funding agreement(s) included in the collateral for each series of notes, none of these entities nor any agent, trustee or beneficial owner of Global Funding or the trusts, in respect of any trust, is under any obligation to provide funds or capital to Global Funding or the trusts or with respect to any series of notes issued by the trusts. The net worth of Global Funding on the date hereof is approximately $1,000 and is not expected to increase materially. The net worth of each trust is expected to be minimal.

As of the date of issue of any series of notes, the issuing trust will have, no prior operating history

         Global Funding is and the trusts will be special purpose statutory trusts organized under the laws of the State of Delaware. Global Funding exists for the sole purpose of facilitating the programs for the issuance of notes. Each trust will exist for the exclusive purposes of: issuing and selling one series of notes to investors; using the net proceeds from the sale of series of notes to acquire the related collateral, including one or more funding agreements; and engaging in other activities necessary or incidental thereto. As of the date of issue of any series of notes, the issuing trust will have, no prior operating history.

Risk Factors Relating to the Notes

The notes of a series are non-recourse obligations of the issuing trust

         The obligations under the notes of a series are non-recourse obligations payable solely from the applicable collateral constituting the assets of the issuing trust. If any event of default shall occur under any series of the notes, the rights of the holders of the notes of such series and the indenture trustee, on behalf of such holders, will be limited to a proceeding against the applicable collateral. None of such holders or the indenture trustee will have the right to proceed against the collateral related to any other series of notes, Global Funding, any other trust or any of Allstate Life, its officers, directors, affiliates, employees or agents or any of the trustees, beneficial owners or agents, or any of their respective officers, directors, affiliates, employees or agents in the case of any judgment in which there is deficiency remaining after foreclosure of any property included in such collateral. If an event of default shall have occurred under a series of notes, the indenture trustee will be entitled to have its fees and expenses paid solely from the collateral of such series of notes before holders of the notes of such series receive payment of the amounts then due and owing with respect to their notes; provided, that such priority of the indenture trustee over the holders of the notes of a series will be limited to an aggregate amount of no more than $250,000 for all series of notes. All claims of the holders of a series of notes in excess of amounts received from the related collateral will be extinguished. In the absence of an event of default under a funding agreement, the occurrence of an event of default under the related series of notes will not give rise to any right to accelerate such applicable funding agreement. In that event, it is possible that the obligations under the applicable series of notes may be accelerated while the obligations of Allstate Life under the applicable funding agreement(s) would not be similarly accelerated. If this occurs, the indenture trustee may have no or limited ability to proceed against the applicable funding agreement(s) and the related collateral and holders of the notes may not be paid in full, or in a timely manner upon such acceleration. See "Description of the Indentures--Events of Default" in the accompanying prospectus.

Allstate Life will be the sole obligor under the funding agreements

         Since Allstate Life will be the sole obligor under the funding agreements, the ability of a trust to meet its obligations, and your ability to receive payments from such trust, with respect to a particular series of notes, will be principally dependent upon Allstate Life's ability to perform its obligations under each applicable funding agreement held by the issuing trust. Despite this, you will have no direct contractual rights against Allstate Life under any such funding agreement. Pursuant to the terms of each funding agreement, recourse rights to Allstate Life will belong to the issuing trust, its successors and permitted assignees. In connection with the offering and sale of a series of notes, the issuing trust will pledge, collaterally assign and grant a security interest in the collateral for such series of notes to the indenture trustee on behalf of the holders of the applicable series of notes and the other persons identified in the relevant indenture. Recourse to Allstate Life under each such funding agreement will be enforceable only by the indenture trustee as a secured party on behalf of holders of such series of notes and the other persons identified in the relevant indenture. Accordingly, if Allstate Life fails to perform its obligations under the applicable funding agreement(s), your ability to receive payments from the issuing trust would be materially and adversely affected.

         Nonetheless, since Allstate Life is a registrant, purchasers of notes may be able to proceed directly against Allstate Life to enforce their rights under the Federal securities laws and their rights under the Federal securities laws will be no different than if they purchased the underlying funding agreements directly from Allstate Life.

The notes could be deemed to be participations in the funding agreements or could otherwise be deemed to be contracts of insurance and holders of the notes could be found to be acting as insurance agents or brokers

         The laws and regulations of each state of the United States and the District of Columbia (the "covered jurisdictions") contain broad definitions of the activities that may constitute the conduct of the business of insurance in such jurisdictions. Because the primary asset of each trust will be one or more funding agreements issued by Allstate Life, which will be sold to, and deposited into, the issuing trust by Global Funding, it is possible that a trust's issuance of notes, Global Funding's issuance of the related funding note or the performance of the issuing trust's obligations under the notes, including the payment or prepayment of amounts due under the notes, or the purchase, resale or assignment of the notes by any investor or any person who acquires the notes directly or indirectly from such investor;

         o could be characterized by one or more jurisdictions as the conduct of the business of insurance by Global Funding, the issuing trust, any such investor or any such other person or

         o could otherwise subject Global Funding, the issuing trust, any such investor or any such other person to regulation under the insurance laws of one or more covered jurisdictions.

         This could, among other effects, require such persons to be subject to regulatory licensure or other qualifications and levels of compliance that cannot practically be achieved. Failure to comply with such requirements could subject any such person to regulatory penalties. In the event Global Funding or any trust is subject to any such penalties or any other liabilities resulting from such regulation, the ability of holders to receive payment under the notes could be materially and adversely affected. In addition, any such failure to comply or the threat of any such regulation could reduce liquidity with respect to the notes, prevent an investor from transferring notes and reduce the marketability and market value of the notes. Therefore, any such regulation or threat of regulation by any one or more covered jurisdictions could result in an investor either being unable to liquidate its investment in the notes or, upon any such liquidation, receiving a value significantly less than the initial investment in the notes.

         The Illinois Department of Insurance has confirmed that it does not consider the sale of publicly offered funding agreement backed medium term notes to violate the Illinois Insurance Code. In addition, the Illinois Department of Insurance has approved the form of funding agreement to be used in connection with the offering of notes.

         Based primarily upon communications with the staff of the insurance regulatory bodies in most states and the legal advice of LeBoeuf, Lamb, Greene & MacRae LLP, Allstate Life and Global Funding believe that:

         o the notes should not be subject to regulation as participations in the funding agreements themselves or otherwise constitute insurance contracts under the insurance laws of the covered jurisdictions; and

         o Global Funding, the trusts and persons selling or purchasing the notes should not be subject to regulation as doing an insurance business under the insurance laws of the covered jurisdictions by virtue of their respective activities in connection with the offer, sale and/or purchase of the notes.

         There are, however, wide variations in the insurance laws of the covered jurisdictions, subtle nuances in their application, and a general absence of any consistent pattern of interpretation or enforcement. Insurance regulatory authorities have broad discretionary powers in administering the insurance laws, including the authority to modify or withdraw a regulatory interpretation, impose new rules, and take a position contrary to Allstate Life's. In addition, state courts are not bound by any regulatory interpretations and could take a position contrary to Allstate Life's. Consequently, there can be no assurance that the purchase, resale or assignment of the notes or the funding notes will not subject the parties to such transaction to regulation or enforcement proceedings under the insurance laws of one or more covered jurisdictions.

Payments under funding agreements may be insufficient to pay principal and interest, if any, under the notes

         Payments of the principal of and any interest on a series of notes will be made solely from the payments the issuing trust receives under the applicable funding agreement(s). Unless otherwise specified in this prospectus supplement or the applicable pricing supplement, Allstate Life will not pay any Additional Amounts (as defined in the applicable funding agreement) in respect of a funding agreement to compensate for any withholding or deduction for or on account of any present or future taxes, duties, levies, assessments or governmental charges of whatever nature imposed or levied on payments in respect of a funding agreement, by or on behalf of any governmental authority and each holder of a note of the related series of notes will be deemed for all purposes to have received cash in an amount equal to the portion of such withholding or deduction that is attributable to such holder's interest in the notes, as equitably determined by the issuing trust. Under this circumstance, the issuing trust will not actually pay, or cause to be paid, to such holder all of the amounts which would have been receivable by such holder in the absence of such taxes, duties, levies, assessments or other governmental charges.

Redemption may adversely affect your return on the notes

         If your notes are redeemable at the option of the issuing trust, it may choose to redeem your notes at times when prevailing interest rates are relatively low. In addition, if your notes are subject to mandatory redemption, the issuing trust may be required to redeem your notes also at times when prevailing interest rates are relatively low. As a result, you may not be able to reinvest the redemption proceeds in a comparable security at an interest rate equal to the interest rate on your notes being redeemed.

There may not be any trading market for your notes; many factors affect the trading and market value of your notes

         Upon issuance, the notes of a series will not have an established trading market. No assurance can be given that a trading market for your notes will ever develop or be maintained if developed. In addition to the creditworthiness of Allstate Life and the issuing trust, many factors affect the trading market for, and trading value of, your notes. These factors include:

         o    the time remaining to the maturity of your notes;

         o    the outstanding amount of the applicable series of notes;

         o    any redemption features of your notes; and

         o the level, direction and volatility of market interest rates generally.

         There may be a limited number of buyers if you decide to sell your notes. This may affect the price you receive for your notes or your ability to sell your notes at all. In addition, notes that are designed for specific investment objectives or strategies often experience a more limited trading market and more price volatility than those not so designed. You should not purchase notes unless you understand and know you can bear all of the investment risks involving your notes.

Ratings of this Allstate Life(R) CoreNotes(R) program described in this prospectus supplement, the related medium term note program and each series of notes may not reflect all risks of an investment in the notes

         Each series of notes will be rated by at least one nationally recognized statistical rating organization. The ratings of such notes will primarily reflect the financial strength of Allstate Life and will change in accordance with the rating of Allstate Life's financial strength and with any change in the priority status under Illinois law of funding agreements. Any rating is not a recommendation to purchase, sell or hold any particular security, including the notes. Such ratings do not comment as to market price or suitability for a particular investor. In addition, there can be no assurance that a rating will be maintained for any given period of time or that a rating will not be lowered or withdrawn in its entirety. The ratings of this Allstate Life(R) CoreNotes(R) program described in this prospectus supplement, the related medium term note program and each series of notes may not reflect the potential impact of all risks related to structure and other factors on any trading market for, or trading value of, your notes.

Any survivor's option may be subject to certain limitations

         Under the Allstate Life(R) CoreNotes(R) program, Allstate Life has the discretionary right to limit the aggregate principal amount of:

         o all funding agreements securing all outstanding series of notes as to which exercises of any put option by any issuing trust shall be accepted by Allstate Life in any calendar year to an amount equal to the greater of $2,000,000 or 2% of the aggregate principal amount of all funding agreements securing all outstanding series of notes issued under the Allstate Life(R) CoreNotes(R) program as of the end of the most recent calendar year or such other greater amount as determined in accordance with the applicable funding agreement(s) and set forth in the applicable pricing supplement;

         o the funding agreement(s) securing the notes of a series as to which exercises of any put option by the applicable trust attributable to notes as to which the survivor's option has been exercised by the authorized representative of any individual deceased beneficial owner to $250,000 in any calendar year or such other greater amount as determined in accordance with the applicable funding agreement(s) and set forth in the applicable pricing supplement; and

         o the funding agreement(s) securing a series of notes as to which exercises of any put option by the applicable trust shall be accepted in any calendar year to an amount as set forth in the applicable funding agreement(s) and the applicable pricing supplement.

         In any such event, each trust shall similarly be required to limit the aggregate principal amount of notes as to which exercises of the survivor's option shall be accepted by it. Accordingly, no assurance can be given that the exercise of the survivor's option for a desired amount will be accepted as to any series of notes or in any single calendar year.

An increase in market interest rates could result in a decrease in the value of any notes bearing interest at a fixed rate

         If market interest rates increase above the interest rate of notes bearing interest at a fixed rate, such notes bearing interest at a fixed rate generally decline in value because debt instruments of the same face value priced at market interest rates will yield higher income. Consequently, if you purchase fixed rate notes and market interest rates increase above the fixed interest rate on the notes you have purchased, the market value of your notes may decline. Allstate Life can give no assurance regarding the future level of market interest rates.

If you purchase discount notes, the amount payable to you upon early redemption, repayment or acceleration of these notes may be less than the principal amount (i.e., par) of the notes plus accrued but unpaid interest and premium, if any

         If you purchase discount notes, the amount payable to you upon early redemption, repayment or acceleration of these notes may be less than the principal amount thereof plus accrued and unpaid interest. The amount payable will be determined by the formula set forth in this prospectus supplement or pricing supplement.

Risk Factors Relating to the Collateral

The funding agreements are unsecured obligations of Allstate Life. If the funding agreements were not determined to be insurance contracts, they would be accorded the same priority in an insolvency of Allstate Life as its other general unsecured obligations

         The primary assets of each trust will be one or more funding agreements, and payments on the notes of a series will principally depend on payments under each related funding agreement(s). In addition, each trust will grant a security interest in, pledge and assign as collateral each funding agreement it acquires with the proceeds from the offering of a series of notes together with the related collateral to the indenture trustee, on behalf of the holders of the notes of such series and other persons specified in the relevant indenture, to secure the obligations under that series of notes.

         In the event of insolvency of an Illinois insurance company, claims against the insurer's estate are prioritized pursuant to Section 5/205 of the Illinois Insurance Code. Under Section 5/205(1)(d) of the Illinois Insurance Code, claims by "policyholders, beneficiaries, and insureds, under insurance policies, annuity contracts, and funding agreements" receive payment prior to any distribution to general creditors not falling within any other priority class under the Illinois Insurance Code. The funding agreements are unsecured obligations of Allstate Life.

         In a properly prepared and presented case in a delinquency proceeding under Article XIII of the Illinois Insurance Code, 215 ILCS Section 5/187 et seq. (the "Illinois Liquidation Act"), the timely and properly filed claims of an owner under the funding agreement (with the possible exception of claims for Additional Amounts, as discussed below) would be entitled to distribution pari passu with claims made by other policyholders, beneficiaries, and insureds under other insurance policies, insurance contracts, annuities and funding agreements issued by Allstate Life, and the claims of the Illinois Life and Health Insurance Guaranty Association, and any similar organization in another state, in accordance with Section 5 /205(1)(d) of the Illinois Liquidation Act, and an owner's claims under the funding agreement should not be recharacterized as other than the claims of a policyholder, beneficiary, or insured under an insurance policy, insurance contract, annuity or funding agreement.

         In the absence of controlling judicial precedents, the opinion of Lord, Bissell & Brook LLP is based on a reasoned analysis of Illinois statutes, as well as application of other states' judicial decisions involving similar or analogous circumstances, and is subject to the limitations, qualifications and assumptions set forth in its opinion letter. Investors should note that in the event of the insolvency of an insurance company, however, the judicial application of statutes governing the distribution of the insurer's general assets has typically proceeded on a case-by-case basis.

Additional Amounts may be considered a separate payment obligation and may not be subject to the same priority as other amounts claimed under the funding agreements

         If a funding agreement so provides, Allstate Life may be required to pay Additional Amounts (as such term is defined therein) to the indenture trustee as collateral assignee of the funding agreement. Although such payments could be viewed as a claim under the funding agreements within the meaning of
Section 5/205(1)(d), they may also be argued to be a separate payment obligation. Therefore, while in a proceeding before a court of competent jurisdiction, the court might find that a claim for an Additional Amount constitutes a claim under a funding agreement, it also might find that such a claim is not a claim entitled to the priority afforded by Section 5 /205(1)(d). Lord, Bissell & Brook LLP has opined that if a claim for an Additional Amount does not constitute a claim entitled to the priority afforded by Section 5/205(1)(d), then in a properly prepared and presented case any claim for an Additional Amount would be entitled to the same priority as claims of general creditors of Allstate Life under Section 5/205(1)(g). Accordingly, in the event of the insolvency of Allstate Life, your claim for any payments of Additional Amounts may be subordinated to claims for other amounts under the applicable funding agreement.

Changes in Federal tax legislation could adversely affect Allstate Life's business

         Under the Internal Revenue Code of 1986, as amended (the "Code"), United States Federal income tax payable by policyholders on investment earnings is deferred during the accumulation period of certain life insurance and annuity products. Thus, taxes, if any, are payable on income attributable to a distribution under the contract for the year in which the distribution is made. This favorable tax treatment may give certain of Allstate Life's products a competitive advantage over other noninsurance products. On May 28, 2003, President Bush signed the Jobs and Growth Tax Relief Reconciliation Act of 2003, which reduces the federal income tax rates applicable to certain dividends and capital gains realized by individuals. This legislation may lessen the competitive advantage of certain of Allstate Life's products vis-a-vis other investments that generate dividend and/or capital gain income. As a result, demand for certain of Allstate Life's products that offer income tax deferral may be negatively impacted. Additionally, Congress has from time to time considered other legislation that would reduce or eliminate the benefits to policyowners of the deferral of taxation on the accretion of value within certain insurance products or otherwise affect the taxation of insurance products and insurance companies. To the extent that the Code is revised to reduce the tax deferred status of insurance products, or to reduce the taxation of competing products, all life insurance companies, including Allstate Life, could be adversely affected.

                       ALLSTATE LIFE GLOBAL FUNDING TRUSTS

         Each series of notes will be issued by a newly created separate and distinct trust formed by Global Funding, the administrator and the Delaware trustee pursuant to the filing of a certificate of trust and the execution of the applicable trust agreement. Global Funding will be the sole beneficial owner of each trust that is formed.

         After formation, each trust will not engage in any activity other than:

         o    issuing and selling a single series of notes;

         o immediately acquiring a funding note and immediately surrendering such funding note for cancellation pursuant to its terms in exchange for one or more funding agreement(s);

         o    acquiring, holding and maintaining the funding agreement(s);

         o pledging, assigning as collateral and granting a security interest in the applicable funding agreement(s) to the indenture trustee;

         o    making payments on the applicable series of notes; and

         o engaging in other activities that are necessary, suitable or convenient to accomplish the foregoing or are incidental to or connected with those activities.

         The principal executive offices of the trusts will be located at Allstate Life Global Funding Trusts, c/o: AMACAR Pacific Corp., 6525 Morrison Boulevard, Suite 318, Charlotte, North Carolina 28211. The telephone number will be (704) 365-0569. For more information about the trusts, see "Description of Allstate Life Global Funding and the Trusts" in the accompanying prospectus.

                          ALLSTATE LIFE GLOBAL FUNDING

         Global Funding is a special purpose statutory trust formed under the laws of the State of Delaware, pursuant to the filing of a certificate of trust and the execution of the depositor trust agreement among the Delaware trustee, the administrator and AMACAR Pacific Corp., as trust beneficial owner of Global Funding. The sole purpose of Global Funding is to serve as depositor for the programs.

         Global Funding will not engage in any activity other than:

         o    beneficially owning the trusts;

         o    issuing one or more funding notes;

         o    acquiring one or more funding agreements from Allstate Life;

         o pledging, assigning as collateral and granting a security interest in the applicable funding agreement(s) to the funding note indenture trustee;

         o assigning absolutely the funding agreement(s) to, and depositing such funding agreement(s) into, the trusts; and

         o engaging in other activities that are necessary, suitable or convenient to accomplish the foregoing or are incidental to or connected with those activities.

         The principal executive offices of Global Funding are located at Allstate Life Global Funding, c/o: AMACAR Pacific Corp., 6525 Morrison Boulevard, Suite 318, Charlotte, North Carolina 28211. The telephone number is
(704) 365-0569. For more information about Global Funding, see "Description of Allstate Life Global Funding and the Trusts" in the accompanying prospectus.

                         ALLSTATE LIFE INSURANCE COMPANY

         Allstate Life was organized in 1957 as a stock life insurance company under the laws of the State of Illinois. It conducts substantially all of its life insurance operations directly or through wholly owned United States subsidiaries. It is a wholly owned subsidiary of Allstate Insurance Company ("AIC"), a stock property-liability insurance company organized under the laws of the State of Illinois. All of the outstanding stock of AIC is owned by The Allstate Corporation, a publicly owned holding company incorporated under the laws of the State of Delaware.

         The Allstate Corporation, together with its subsidiaries, is the second largest personal property and casualty insurer in the United States on the basis of 2003 statutory premiums earned. Widely known through the "You're In Good Hands With Allstate(R)" slogan, The Allstate Corporation, through its subsidiaries, provides insurance products to approximately 17 million households and has approximately 13,600 exclusive agencies and financial specialists in the United States and Canada. For more information about Allstate Life, see "Description of Allstate Life Insurance Company" in the accompanying prospectus.

         Allstate Life's principal executive offices are located at 3100 Sanders Road, Northbrook, Illinois 60062 and its telephone number is (847) 402-5000.

                            DESCRIPTION OF THE NOTES

         This section provides a summary description of the material provisions of the notes. Each series of notes will be issued pursuant to a separate indenture (each, an "indenture") to be entered into between the issuing trust and J.P. Morgan Trust Company, National Association, as indenture trustee (including any successor, the "indenture trustee"). The provisions of the notes are not restated in their entirety and you should read the actual provisions set forth in the standard indenture terms filed as an exhibit to the registration statement of which this prospectus supplement and the accompanying prospectus form a part because those provisions, and not this description, will define your rights as an owner of an interest in the notes of a series. The terms and conditions of the notes described in this section will apply to each series of notes, except that the specific terms of a series of notes will be added in the applicable pricing supplement and each book-entry (each, a "note certificate") representing the notes of such series. It is important for you to consider the information contained in this prospectus supplement, the accompanying prospectus, the applicable indenture, the applicable pricing supplement and the note certificates in making your investment decision.

         This section describes some technical concepts and occasionally contains defined terms. You should refer to the standard indenture terms and the form of note certificates filed as exhibits to the registration statement to which this prospectus supplement and the accompanying prospectus relate for the full description of those concepts and complete definitions of those terms.

General

         Indentures

         Each trust will issue its series of notes subject to and entitled to the benefits of a separate indenture. Each indenture will be subject to, qualified under and governed by, the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"). The aggregate principal amount of notes that may be authenticated and delivered under each indenture will be unlimited. For a description of the indentures, see "Description of the Indentures" beginning on page of the accompanying prospectus.

         Collateral

         Pursuant to each indenture, the issuing trust will assign each funding agreement held by it to the indenture trustee on behalf of the holders of the notes issued by such trust. Each series of notes will be secured by a first priority perfected security interest in the "collateral" for such series of notes in favor of the indenture trustee, on behalf of the holders of the notes of such series and the other persons identified in the relevant indentures which will consist of the right, title and interest of the issuing trust in and to:

         o    the funding agreement(s) held by the issuing trust;

         o    all proceeds of the relevant funding agreement(s); and

         o all books and records pertaining to the relevant funding agreement(s).

         Ranking

         The notes of a series will be the unconditional, direct, non-recourse and unsubordinated obligations of the issuing trust and will rank equally among themselves. The notes of each series will be the obligations of the issuing trust only and will not represent the obligations of, or interest in, any other trust, Global Funding, Allstate Life or any of their respective affiliates.

         Pricing Supplement

         The pricing supplement relating to the offering of a series of notes will describe the following terms of the notes, including:

         o    the principal amount of the notes;

         o    whether the notes are:

                  o   fixed rate notes;

                  o floating rate notes, and/or discount notes that do not bear any interest currently or bear interest at a rate that is below market rates at the time of issuance;

         o the price at which the notes will be issued, which will be expressed as a percentage of the aggregate principal amount or face amount;

         o    the original issue date on which the notes will be issued;

         o    the stated maturity date;

         o if the notes are fixed rate notes, the rate per annum at which the notes will bear any interest and the interest payment date frequency;

         o if the notes are floating rate notes, relevant terms such as: the interest rate basis or interest rate bases, the initial interest rate, the interest reset period or the interest reset dates, the interest payment dates, the index maturity, any maximum interest rate, the minimum interest rate, the spread and/or spread multiplier, and any other terms relating to the particular method of calculating the interest rate for the notes and whether and how the spread and/or spread multiplier may be changed prior to the stated maturity date;

         o whether the authorized representative of the beneficial owner of a beneficial interest in the notes will have the right to seek repayment upon the death of the beneficial owner as described under "--Survivor's Option" on page S- ;

         o whether the notes may be redeemed by the issuing trust, or repaid at the option of the holders, prior to the stated maturity date and the terms of their redemption or repayment, provided that any such redemption or repayment will be accompanied by the simultaneous redemption or repayment of the relevant funding agreement(s);

         o any special United States federal income tax considerations relating to the purchase, ownership and disposition of the notes; and

         o any other terms of the notes provided in the accompanying prospectus to be set forth in a pricing supplement or that are otherwise consistent with the provisions of the indenture under which the notes will be issued.

         The pricing supplement also may add, update, supplement or clarify information in this prospectus supplement and the accompanying prospectus.

         Pricing Options

         Notes that bear interest will be fixed rate notes or floating rate notes, or a combination of fixed rate and floating rate, as specified in the applicable pricing supplement. The trusts may also issue discount notes, as specified in the applicable pricing supplement.

         Maturities

         Each series of notes will mature nine months to 30 years from its date of original issuance. Each series of notes will have the same maturity date as the related funding agreement(s). The principal or any installment of principal may mature prior to the stated maturity date if, for example, there is a declaration of acceleration of maturity, a notice of redemption at the option of the issuing trust or an election to exercise the survivor's option.

         Currency

         The notes of each series will be denominated in, and payments of principal, premium, if any, and/or interest, if any, and any other amounts in respect of the notes will be made in, U.S. dollars.

         Form of Notes; Denominations

         The issuing trust will issue each note of a series as a book-entry note represented by one or more fully registered global securities, except as contemplated under "--Book-Entry Notes." Unless otherwise specified in the applicable pricing supplement, the minimum denominations of each note will be $1,000 and integral multiples of $1,000 in excess thereof.

         Listing of Notes

         Unless otherwise specified in the applicable pricing supplement, a series of notes will not be listed on any securities exchange.

         Transfers and Exchanges

         Book-entry notes may be transferred or exchanged only through DTC. See "--Book-Entry Notes." No service charge will be imposed for any such registration of transfer or exchange of notes, but the issuing trusts may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith (other than certain exchanges not involving any transfer).

         Payments of Principal and Interest

         The issuing trust will make payments of principal of, and premium, if any, interest on, if any, and other amounts due and owing with respect to, book-entry notes through the indenture trustee to DTC or its nominee. See "--Book-Entry Notes." Payments of principal of, and premium on, if any, interest on, if any, and other amounts due and owing with respect to, definitive notes will be made at maturity in immediately available funds upon presentation and surrender of the definitive note (and, in the case of the exercise of the survivor's option, upon submission of a properly completed election form if required) at the office or agency maintained by the issuing trust for this purpose in the Borough of Manhattan, The City of New York. The issuing trust will make payments of interest, if any, on and any other amounts due and owing with respect to, a definitive note at maturity to the person to whom the issuing trust pays the principal. The issuing trust will make any payments of interest on a definitive note on an interest payment date other than the date of maturity by check mailed to the address of the record date registered holder as it appears in the security register. Notwithstanding the foregoing, the issuing trust will make any payments of interest on an interest payment date other than the date of maturity to each record date registered holder of $10,000,000 or more in principal amount of definitive notes with the same interest payment date (whether those notes otherwise have identical or different terms and provisions) by wire transfer of immediately available funds if the registered holder has delivered appropriate wire transfer instructions in writing to the indenture trustee not less than 15 days prior to the relevant interest payment date. Any wire transfer instructions received by the indenture trustee shall remain in effect until revoked by the registered holder.

         If any interest payment date or the maturity date of a note falls on a day that is not a business day, the issuing trust will make the required payment on the next business day and no additional interest will accrue for that period. "Business day" means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which commercial banks are authorized or required by law, regulation or executive order to close in The City of New York.

Payments of Principal and Interest

         Notes of a series may bear interest at a fixed interest rate ("fixed rate notes") or at a floating interest rate ("floating rate notes").

Fixed Rate Notes

         Each series of fixed rate notes will bear interest at a fixed rate from and including its date of issue or from and including the most recent interest payment date as to which interest has been paid or made available for payment until the principal is paid or made available for payment. The applicable pricing supplement will specify the fixed interest rate per annum applicable to each note and the frequency with which interest is payable. Interest, including interest for any partial period, will be computed on the basis of a 360-day year of twelve 30-day months. Each payment of interest, including interest to be paid at maturity, will include interest to, but excluding, the date that the interest payment is due.

         Interest on notes that bear interest at fixed rates will be payable in arrears on each interest payment date to the registered holder at the close of business on the record date except that interest, if any, due at maturity will be paid to the person to whom the principal of the note is paid. Unless otherwise specified in the applicable pricing supplement, the record date will be the day that is fifteen calendar days preceding the applicable interest payment date, whether or not a business day. Unless otherwise specified in the applicable pricing supplement, the interest payment dates for fixed rate notes will be as follows:


         Interest Payment Frequency                             Interest Payment Dates
         --------------------------------------                 --------------------------------------------------------------
         --------------------------------------                 --------------------------------------------------------------
         Monthly                                                Fifteenth day of each calendar month, beginning in the first calendar month following the date the note was issued.

         Quarterly                                              Fifteenth day of every third month, beginning in the third calendar month following the date the note was issued.

         Semiannual                                             Fifteenth day of every sixth month, beginning in the sixth calendar month following the date the note was issued.

         Annual                                                 Fifteenth day of every twelfth month, beginning in the twelfth calendar month following the date the note was issued.


         Unless otherwise provided in the applicable pricing supplement, any interest payment date or the maturity date of a series fixed rate notes falls on a day that is not a business day, the issuing trust will make the required payment of principal, premium, if any, and/or interest or other amounts on the next succeeding business day, and no additional interest will accrue in respect of the payment made on that next succeeding business day.

         Interest rates that the issuing trust offers on the fixed rate notes may differ depending upon, among other factors, the aggregate principal amount of notes purchased in any single transaction. Notes with different variable terms, other than interest rates, may also be offered concurrently by other trusts to different investors. Other trusts may change interest rates or formulas and other terms of notes from time to time, but no change of terms will affect any note any other trust has previously issued or as to which any other trust has accepted an offer to purchase.

Floating Rate Notes

         Interest on each series of floating rate notes will be determined by reference to the applicable interest rate basis or interest rate bases, which may, as described below, include:

         o    the CD Rate,

         o    the CMT Rate,

         o    the Commercial Paper Rate,

         o    the Constant Maturity Swap Rate,

         o    the Federal Funds Open Rate,

         o    the Federal Funds Rate,

         o    LIBOR,

         o    the Prime Rate, or

         o    the Treasury Rate.

         The rate derived from the applicable interest rate basis will be determined in accordance with the related provisions below. The interest rate in effect on each day will be based on:

         o if that day is an interest reset date, the rate determined as of the interest determination date (as defined below) immediately preceding that interest reset date; or

         o if that day is not an interest reset date, the rate determined as of the interest determination date immediately preceding the most recent interest reset date.

         The "spread" is the number of basis points (one one-hundredth of a percentage point) specified in the applicable pricing supplement to be added to or subtracted from the related interest rate basis or interest rate bases applicable to a series of notes that bears interest at floating rates. The "spread multiplier" is the percentage specified in the applicable pricing supplement of the related interest rate basis or interest rate bases applicable to a series of notes that bears interest at floating rates by which the interest rate basis or interest rate bases will be multiplied to determine the applicable interest rate. The "index maturity" is the period to maturity of the instrument or obligation with respect to which the related interest rate basis or interest rate bases will be calculated.

         Regular Floating Rate Notes

         Unless a series of floating rate notes is designated as a series of Floating Rate/Fixed Rate, or as having an addendum attached or having other/additional provisions apply, in each case relating to a different interest rate formula, such series of notes that bears interest at floating rates will be a series of Regular Floating Rate notes and will bear interest at the rate determined by reference to the applicable interest rate basis or interest rate bases:

         o    multiplied by the applicable spread multiplier, if any; and/or

         o    plus or minus the applicable spread, if any.

         Commencing on the first interest reset date, as specified in the relevant pricing supplement, the rate at which interest on a series of regular floating rate notes is payable will be reset as of each interest reset date; provided, however, that the interest rate in effect for the period, if any, from the date of issue to the first interest reset date will be the initial interest rate.

         Floating Rate/Fixed Rate Notes

         If a series of notes that bears interest at floating rates is designated as a series of Floating Rate/Fixed Rate notes, such series of notes that bears interest at floating rates will bear interest at the rate determined by reference to the applicable interest rate basis or interest rate bases:

         o    multiplied by the applicable spread multiplier, if any; and/or

         o    plus or minus the applicable spread, if any.

         Commencing on the first interest reset date, the rate at which interest on a series of Floating Rate/Fixed Rate notes is payable will be reset as of each interest reset date; provided, however, that:

         o the interest rate in effect for the period, if any, from the date of issue to the first interest reset date will be the initial interest rate, as specified in the relevant pricing supplement; and

         o the interest rate in effect commencing on the fixed rate commencement date will be the fixed interest rate, if specified in the applicable pricing supplement, or, if not so specified, the interest rate in effect on the day immediately preceding the fixed rate commencement date.

         Interest Reset Dates

         The applicable pricing supplement will specify the dates on which the rate of interest on a series of notes that bears interest at floating rates will be reset (each, an "interest reset date"), and the period between interest reset dates will be the "interest reset period." Unless otherwise specified in the applicable pricing supplement, the interest reset dates will be, in the case of a series of floating rate notes which reset:

         o    daily--each business day;

         o weekly--the Wednesday of each week, with the exception of weekly reset series of notes that bears interest at floating rates as to which the Treasury Rate is an applicable interest rate basis, which will reset the Tuesday of each week;

         o    monthly--the third Wednesday of each month;

         o quarterly--the third Wednesday of every third calendar month, beginning in the third calendar month following the month in which the note was issued;

         o semiannually--the third Wednesday of the two months specified in the applicable pricing supplement; and

         o annually--the third Wednesday of the month specified in the applicable pricing supplement; provided, however, that, with respect to any series of Floating Rate/Fixed Rate notes, the rate of interest thereon will not reset after the particular fixed rate commencement date.

         Unless otherwise provided in the applicable pricing supplement, any interest reset date for any series of notes that bears interest at floating rates would otherwise be a day that is not a business day, the particular interest reset date will be postponed to the next succeeding business day, except that in the case of a series of notes that bears interest at floating rates as to which LIBOR is an applicable interest rate basis and that business day falls in the next succeeding calendar month, the particular interest reset date will be the immediately preceding business day.

         Interest Determination Dates

         The interest rate applicable to a series of notes that bears interest at floating rates for an interest reset period commencing on the related interest reset date will be determined by reference to the applicable interest rate basis as of the particular "interest determination date," which will be:

         o with respect to the Federal Funds Open Rate--the related interest reset date;

         o with respect to the Federal Funds Rate and the Prime Rate--the business day immediately preceding the related interest reset date;

         o with respect to the CD Rate, the Commercial Paper Rate, and the CMT Rate--the second business day preceding the related interest reset date;

         o with respect to the Constant Maturity Swap Rate--the second U.S. Government Securities business day (as defined below) preceding the related interest reset date; provided, however, that if, after attempting to determine the Constant Maturity Swap Rate (as described below), such rate is not determinable for a particular interest determination date (the "original interest determination date"), then such interest determination date shall be the first U.S. Government Securities business day preceding the original interest determination date for which the Constant Maturity Swap Rate can be determined as described below;

         o with respect to LIBOR--the second London banking day preceding the related interest reset date; and

         o with respect to the Treasury Rate--the day of the week in which the related interest reset date falls on which day Treasury Bills (as defined below) are normally auctioned (i.e., Treasury Bills are normally sold at auction on Monday of each week, unless that day is a legal holiday, in which case the auction is normally held on the following Tuesday, except that the auction may be held on the preceding Friday); provided, however, that if an auction is held on the Friday of the week preceding the related interest reset date, the interest determination date will be the preceding Friday.

         Unless otherwise provided in the applicable pricing supplement, the interest determination date pertaining to a series of floating rate notes that bears interest at floating rates the interest rate of which is determined with reference to two or more interest rate bases will be the latest business day which is at least two business days before the related interest reset date for the applicable note that bears interest at floating rates on which each interest reset basis is determinable.

         Calculation Dates

         The indenture trustee will be the "calculation agent," unless otherwise specified in the applicable pricing supplement. The interest rate applicable to each interest reset period will be determined by the calculation agent on or prior to the calculation date (as defined below), except with respect to LIBOR, which will be determined on the particular interest determination date. Upon request of the registered holder of a series of floating rate notes, the calculation agent will disclose the interest rate then in effect and, if determined, the interest rate that will become effective as a result of a determination made for the next succeeding interest reset date with respect to the particular series of floating rate notes. The "calculation date," if applicable, pertaining to any interest determination date will be the earlier of:

         o the tenth calendar day after the particular interest determination date or, if such day is not a business day, the next succeeding business day; or

         o the business day immediately preceding the applicable interest payment date or the maturity date, as the case may be.

         Maximum and Minimum Interest Rates

         A series of notes that bears interest at floating rates may also have either or both of the following if specified in the applicable pricing supplement:

         o a maximum numerical limitation, or ceiling, that may accrue during any interest reset period (a "maximum interest rate"); and

         o a minimum numerical limitation, or floor, that may accrue during any interest reset period (a "minimum interest rate").

         In addition to any maximum interest rate that may apply to a series of floating rate notes, the interest rate on a series of floating rate notes will in no event be higher than the maximum rate permitted by New York law, as the same may be modified by United States law of general application.

         Interest Payments

         Unless otherwise specified in the applicable pricing supplement, interest on each series of notes that bears interest at floating rates will be payable on the date(s) as set forth below (each, an "interest payment date" with respect to such series of notes that bears interest at floating rates). Unless otherwise specified in the applicable pricing supplement, the record date will be the day that is 15 calendar days preceding the applicable interest payment date, whether or not a business day. Unless otherwise specified in the applicable pricing supplement, the interest payment dates will be, in the case of a series of floating rate notes which reset:

         o daily, weekly or monthly--the third Wednesday of each month or on the third Wednesday of every third calendar month, beginning in the third calendar month following the date the applicable series of notes was issued;

         o quarterly--the third Wednesday of every third calendar month, beginning in the third calendar month following the date the applicable series of notes was issued;

         o semiannually--the third Wednesday of the two months of each year specified in the applicable pricing supplement; and

         o annually--the third Wednesday of the month of each year specified in the applicable pricing supplement.

         In addition, the maturity date will also be an interest payment date.

         Unless otherwise provided in the applicable pricing supplement, any interest payment date other than the maturity date for any series of floating rate notes would otherwise be a day that is not a business day, such interest payment date will be postponed to the next succeeding business day, except that in the case of a series of floating rate notes as to which LIBOR is an applicable interest rate basis and that business day falls in the next succeeding calendar month, the particular interest payment date will be the immediately preceding business day. If the maturity date of a series of floating rate notes falls on a day that is not a business day, the issuing trust will make the required payment of principal, premium, if any, and interest or other amounts on the next succeeding business day, and no additional interest will accrue in respect of the payment made on that next succeeding business day.

         All percentages resulting from any calculation on floating rates will be rounded to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upwards. For example, 9.876545% (or .09876545) would be rounded to 9.87655% (or .0987655). All dollar amounts used in or resulting from any calculation on floating rates will be rounded to the nearest cent.

         With respect to each series of floating rate notes, accrued interest is calculated by multiplying the principal amount of such series of floating rate notes by an accrued interest factor. The accrued interest factor is computed by adding the interest factor calculated for each day in the particular interest period. The interest factor for each day will be computed by dividing the interest rate applicable to such day by 360, in the case of a series of floating rate notes as to which the CD Rate, the Commercial Paper Rate, the Federal Funds Open Rate, the Federal Funds Rate, LIBOR or the Prime Rate is an applicable interest rate basis, or by the actual number of days in the year, in the case of a series of floating rate notes as to which the CMT Rate or the Treasury Rate is an applicable interest rate basis. In the case of a series of notes that bears interest at floating rates as to which the Constant Maturity Swap Rate is the interest rate basis, the interest factor will be computed by dividing the number of days in the interest period by 360 (the number of days to be calculated on the basis of a year of 360 days with 12 30-day months (unless (i) the last day of the interest period is the 31st day of a month but the first day of the interest period is a day other than the 30th or 31st day of a month, in which case the month that includes that last day shall not be considered to be shortened to a 30-day month, or (ii) the last day of the interest period is the last day of the month of February, in which case the month of February shall not be considered to be lengthened to a 30-day month)). The interest factor for a series of floating rate notes as to which the interest rate is calculated with reference to two or more interest rate bases will be calculated in each period in the same manner as if only the applicable interest rate basis specified in the applicable pricing supplement applied.

         The calculation agent shall determine the rate derived from each interest rate basis in accordance with the following provisions.

         CD Rate

         "CD Rate" means:

         (1) the rate on the particular interest determination date for negotiable United States dollar certificates of deposit having the index maturity specified in the applicable pricing supplement as published in H.15(519) (as defined below) under the caption "CDs (secondary market);" or

         (2) if the rate referred to in clause (1) is not so published by 3:00 P.M., New York City time, on the related calculation date, the rate on the particular index determination date for negotiable United States dollar certificates of deposit of the particular index maturity as published in H.15 Daily Update (as defined below), or other recognized electronic source used for the purpose of displaying the applicable rate, under the caption "CDs (secondary market);" or

         (3) if the rate referred to in clause (2) is not so published by 3:00 P.M., New York City time, on the related calculation date, the rate on the particular index determination date calculated by the calculation agent as the arithmetic mean of the secondary market offered rates as of 10:00 A.M., New York City time, on that index determination date, of three leading non-bank dealers in negotiable United States dollar certificates of deposit in The City of New York (which may include the Purchasing Agent or its affiliates) selected by the calculation agent for negotiable United States dollar certificates of deposit of major United States money market banks for negotiable United States certificates of deposit with a remaining maturity closest to the particular index maturity in an amount that is representative for a single transaction in that market at that time; or

         (4) if the dealers so selected by the calculation agent are not quoting as mentioned in clause (3), the CD Rate in effect on the particular index determination date.

         "H.15(519)" means the weekly statistical release designated as H.15(519), or any successor publication, published by the Board of Governors of the Federal Reserve System.

         "H.15 Daily Update" means the daily update of H.15(519), available through the world-wide-web site of the Board of Governors of the Federal Reserve System at http://www.federalreserve.gov/releases/H15/update, or any successor site or publication.

         CMT Rate

         "CMT Rate" means:

         (1) if CMT Moneyline Telerate Page 7051 is specified in the applicable pricing supplement:

                  (a) the percentage equal to the yield for United States Treasury securities at "constant maturity" having the index maturity specified in the applicable pricing supplement as published in H.15(519) under the caption "Treasury Constant Maturities," as the yield is displayed on Moneyline Telerate (or any successor service) on page 7051 (or any other page as may replace the specified page on that service) ("Moneyline Telerate Page 7051"), for the particular index determination date; or

                  (b) if the rate referred to in clause (a) does not so appear on Moneyline Telerate Page 7051, the percentage equal to the yield for United States Treasury securities at "constant maturity" having the particular index maturity and for the particular index determination date as published in H.15(519) under the caption "Treasury Constant Maturities;" or

                  (c) if the rate referred to in clause (b) does not so appear in H.15(519), the rate on the particular index determination date for the period of the particular index maturity as may then be published by either the Federal Reserve System Board of Governors or the United States Department of the Treasury that the calculation agent determines to be comparable to the rate which would otherwise have been published in H.15(519); or

                  (d) if the rate referred to in clause (c) is not so published, the rate on the particular index determination date calculated by the calculation agent as a yield to maturity based on the arithmetic mean of the secondary market bid prices at approximately 3:30 P.M., New York City time, on that index determination date of three leading primary United States government securities dealers in The City of New York (which may include the Purchasing Agent or its affiliates) (each, a "reference dealer"), selected by the calculation agent from five reference dealers selected by the calculation agent and eliminating the highest quotation, or, in the event of equality, one of the highest and the lowest quotation or, in the event of equality, one of the lowest, for United States Treasury securities with an original maturity equal to the particular index maturity, a remaining term to maturity no more than one year shorter than that index maturity and in a principal amount that is representative for a single transaction in the securities in that market at that time; or

                  (e) if fewer than five but more than two of the prices referred to in clause (d) are provided as requested, the rate on the particular index determination date calculated by the calculation agent based on the arithmetic mean of the bid prices obtained and neither the highest nor the lowest of the quotations shall be eliminated; or

                  (f) if fewer than three prices referred to in clause (d) are provided as requested, the rate on the particular index determination date calculated by the calculation agent as a yield to maturity based on the arithmetic mean of the secondary market bid prices as of approximately 3:30 P.M., New York City time, on that index determination date of three reference dealers selected by the calculation agent from five reference dealers selected by the calculation agent and eliminating the highest quotation or, in the event of equality, one of the highest and the lowest quotation or, in the event of equality, one of the lowest, for United States Treasury securities with an original maturity greater than the particular index maturity, a remaining term to maturity closest to that index maturity and in a principal amount that is representative for a single transaction in the securities in that market at that time; or

                  (g) if fewer than five but more than two prices referred to in clause (f) are provided as requested, the rate on the particular index determination date calculated by the calculation agent based on the arithmetic mean of the bid prices obtained and neither the highest nor the lowest of the quotations will be eliminated; or

                  (h) if fewer than three prices referred to in clause (f) are provided as requested, the CMT Rate in effect on the particular index determination date.

         (2) if CMT Moneyline Telerate Page 7052 is specified in the applicable pricing supplement:

                  (a) the percentage equal to the one-week or one-month, as specified in the applicable pricing supplement, average yield for United States Treasury securities at "constant maturity" having the index maturity specified in the applicable pricing supplement as published in H.15(519) opposite the caption
                           "Treasury Constant Maturities," as the yield is displayed on Moneyline Telerate (or any successor service) (on page 7052 or any other page as may replace the specified page on that service) ("Moneyline Telerate Page 7052"), for the week or month, as applicable, ended immediately preceding the week or month, as applicable, in which the particular index determination date falls; or

                  (b) if the rate referred to in clause (a) does not so appear on Moneyline Telerate Page 7052, the percentage equal to the one-week or one-month, as specified in the applicable pricing supplement, average yield for United States Treasury securities at "constant maturity" having the particular index maturity and for the week or month, as applicable, preceding the particular index determination date as published in H.15(519) opposite the caption "Treasury Constant Maturities;" or

                  (c) if the rate referred to in clause (b) does not so appear in H.15(519), the one-week or one-month, as specified in the applicable pricing supplement, average yield for United States Treasury securities at "constant maturity" having the particular index maturity as otherwise announced by the Federal Reserve Bank of New York for the week or month, as applicable, ended immediately preceding the week or month, as applicable, in which the particular index determination date falls; or

                  (d) if the rate referred to in clause (c) is not so published, the rate on the particular index determination date calculated by the calculation agent as a yield to maturity based on the arithmetic mean of the secondary market bid prices at approximately 3:30 P.M., New York City time, on that index determination date of three reference dealers selected by the calculation agent from five reference dealers selected by the calculation agent and eliminating the highest quotation, or, in the event of equality, one of the highest and the lowest quotation or, in the event of equality, one of the lowest, for United States Treasury securities with an original maturity equal to the particular index maturity, a remaining term to maturity no more than one year shorter than that index maturity and in a principal amount that is representative for a single transaction in the securities in that market at that time; or

                  (e) if fewer than five but more than two of the prices referred to in clause (d) are provided as requested, the rate on the particular index determination date calculated by the calculation agent based on the arithmetic mean of the bid prices obtained and neither the highest nor the lowest of the quotations shall be eliminated; or

                  (f) if fewer than three prices referred to in clause (d) are provided as requested, the rate on the particular index determination date calculated by the calculation agent as a yield to maturity based on the arithmetic mean of the secondary market bid prices as of approximately 3:30 P.M., New York City time, on that index determination date of three reference dealers selected by the calculation agent from five reference dealers selected by the calculation agent and eliminating the highest quotation or, in the event of equality, one of the highest and the lowest quotation or, in the event of equality, one of the lowest, for United States Treasury securities with an original maturity greater than the particular index maturity, a remaining term to maturity closest to that index maturity and in a principal amount that is representative for a single transaction in the securities in that market at the time; or

                  (g) if fewer than five but more than two prices referred to in clause (f) are provided as requested, the rate on the particular index determination date calculated by the calculation agent based on the arithmetic mean of the bid prices obtained and neither the highest nor the lowest of the quotations will be eliminated; or

                  (h) if fewer than three prices referred to in clause (f) are provided as requested, the CMT Rate in effect on that index determination date.

         If two United States Treasury securities with an original maturity greater than the index maturity specified in the applicable pricing supplement have remaining terms to maturity equally close to the particular index maturity, the quotes for the United States Treasury security with the shorter original remaining term to maturity will be used.

         Commercial Paper Rate

         "Commercial Paper Rate" means:

         (1) the Money Market Yield (as defined below) on the particular index determination date of the rate for commercial paper having the index maturity specified in the applicable pricing supplement as published in H.15(519) under the caption "Commercial Paper--Nonfinancial;" or

         (2) if the rate referred to in clause (1) is not so published by 3:00 P.M., New York City time, on the related calculation date, the Money Market Yield of the rate on the particular index determination date for commercial paper having the particular index maturity as published in H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying the applicable rate, under the caption "Commercial Paper--Nonfinancial;" or

         (3) if the rate referred to in clause (2) is not so published by 3:00 P.M., New York City time, on the related calculation date, the rate on the particular index determination date calculated by the calculation agent as the Money Market Yield of the arithmetic mean of the offered rates at approximately 11:00 A.M., New York City time, on that index determination date of three leading dealers of United States dollar commercial paper in The City of New York (which may include the Purchasing Agent or its affiliates) selected by the calculation agent for commercial paper having the particular index maturity placed for industrial issuers whose bond rating is "Aa" by Moody's or the equivalent from another nationally recognized statistical rating organization; or

         (4) if the dealers so selected by the calculation agent are not quoting as mentioned in clause (3), the Commercial Paper Rate in effect on the particular interest determination date.

         "Money Market Yield" means a yield (expressed as a percentage) calculated in accordance with the following formula:

           Money Market Yield =               D x 360                x 100
                                 -----------------------------------
                                           360 - (D x M)

where "D" refers to the applicable per annum rate for commercial paper quoted on a bank discount basis and expressed as a decimal, and "M" refers to the actual number of days in the applicable interest reset period.

         Constant Maturity Swap Rate

         "Constant Maturity Swap Rate" means:

         (1) the rate for U.S. Dollar swaps with the designated maturity specified in the applicable pricing supplement, expressed as a percentage, which appears on the Reuters Screen ISDAFIX1 Page as of 11:00 A.M., New York City time, on the particular interest determination date; or

         (2) if the rate referred to in clause (1) does not appear on the Reuters Screen ISDAFIX1 Page by 2:00 P.M., New York City time, on such interest determination date, a percentage determined on the basis of the mid-market semi-annual swap rate quotations provided by the reference banks (as defined below) as of approximately 11:00 A.M., New York City time, on such interest determination date, and, for this purpose, the semi-annual swap rate means the mean of the bid and offered rates for the semi-annual fixed leg, calculated on a 30/360 day count basis, of a fixed-for-floating U.S. Dollar interest rate swap transaction with a term equal to the designated maturity specified in the applicable pricing supplement commencing on the interest reset date and in a representative amount (as defined below) with an acknowledged dealer of good credit in the swap market, where the floating leg, calculated on an Actual/360 day count basis, is equivalent to USD-LIBOR-BBA with a designated maturity specified in the applicable pricing supplement. The calculation agent will request the principal New York City office of each of the reference banks to provide a quotation of its rate. If at least three quotations are provided, the rate for that interest determination date will be the arithmetic mean of the quotations, eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest); or

         (3) if at least three quotations are not received by the calculation agent as mentioned in clause (2), the Constant Maturity Swap Rate in effect on the particular interest determination date.

         "U.S. Government Securities business day" means any day except for Saturday, Sunday, or a day on which The Bond Market Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities.

         "Representative amount" means an amount that is representative for a single transaction in the relevant market at the relevant time.

         "Reference banks" mean five leading swap dealers in the New York City interbank market, selected by the calculation agent, after consultation with Allstate Life.

         Federal Funds Open Rate

         "Federal Funds Open Rate" means the rate set forth on Moneyline Telerate Page 5 for an interest reset date underneath the caption "FEDERAL FUNDS" in the row titled "OPEN". If the rate is not available for an interest reset date, the rate for that interest reset date shall be the Federal Funds Rate as determined below.

         Federal Funds Rate

         "Federal Funds Rate" means:

         (1) the rate as of the particular interest determination date for United States dollar federal funds as published in H.15(519) under the caption "Federal Funds (Effective)" and displayed on Moneyline Telerate (or any successor service) on page 120 (or any other page as may replace the specified page on that service) ("Moneyline Telerate Page 120"); or

         (2) if the rate referred to in clause (1) does not so appear on Moneyline Telerate Page 120 or is not so published by 3:00 P.M., New York City time, on the related calculation date, the rate as of the particular interest determination date for United States dollar federal funds as published in H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying the applicable rate, under the caption "Federal Funds (Effective);" or

         (3) if the rate referred to in clause (2) is not so published by 3:00 P.M., New York City time, on the related calculation date, the rate as of the particular interest determination date calculated by the calculation agent as the arithmetic mean of the rates for the last transaction in overnight United States dollar federal funds arranged by three leading brokers of United States dollar federal funds transactions in The City of New York (which may include the Agents or their affiliates), selected by the calculation agent prior to 9:00 A.M., New York City time, on the business day following that interest determination date; or

         (4) if the brokers so selected by the calculation agent are not quoting as mentioned in clause (3), the Federal Funds Rate in effect on the particular index determination date.

         LIBOR

         "LIBOR" means:

         (1) if "LIBOR Moneyline Telerate" is specified in the applicable pricing supplement or if neither "LIBOR Reuters" nor "LIBOR Moneyline Telerate" is specified in the applicable pricing supplement as the method for calculating LIBOR, the rate for deposits in the LIBOR currency having the index maturity specified in the applicable pricing supplement, commencing on the related interest reset date, that appears on the LIBOR page as of 11:00 A.M., London time, on the particular index determination date; or

         (2) if "LIBOR Reuters" is specified in the applicable pricing supplement, the arithmetic mean of the offered rates, calculated by the calculation agent, or the offered rate, if the LIBOR page by its terms provides only for a single rate, for deposits in the LIBOR currency having the particular index maturity, commencing on the related interest reset date, that appear or appears, as the case may be, on the LIBOR page as of 11:00 A.M., London time, on the particular index determination date; or

         (3) if fewer than two offered rates appear, or no rate appears, as the case may be, on the particular index determination date on the LIBOR page as specified in clause (1) or (2), as applicable, the rate calculated by the calculation agent of at least two offered quotations obtained by the calculation agent after requesting the principal London offices of each of four major reference banks (which may include affiliates of the Purchasing Agent), in the London interbank market to provide the calculation agent with its offered quotation for deposits in the LIBOR currency for the period of the particular index maturity, commencing on the related interest reset date, to prime banks in the London interbank market at approximately 11:00 A.M., London time, on that index determination date and in a principal amount that is representative for a single transaction in the LIBOR currency in that market at that time; or

         (4) if fewer than two offered quotations referred to in clause (3) are provided as requested, the rate calculated by the calculation agent as the arithmetic mean of the rates quoted at approximately 11:00 A.M., in the applicable principal financial center, on the particular index determination date by three major banks (which may include affiliates of the Purchasing Agent), in that principal financial center selected by the calculation agent for loans in the LIBOR currency to leading European banks, having the particular index maturity and in a principal amount that is representative for a single transaction in the LIBOR currency in that market at that time; or

         (5) if the banks so selected by the calculation agent are not quoting as mentioned in clause (4), LIBOR in effect on the particular index determination date.

         "LIBOR currency" means United States dollars.

         "LIBOR page" means either:

         (1) if "LIBOR Reuters" is specified in the applicable pricing supplement, the display on the Reuter Monitor Money Rates Service (or any successor service) on the page specified in the applicable pricing supplement (or any other page as may replace that page on that service) for the purpose of displaying the London interbank rates of major banks for the LIBOR currency; or

         (2) if "LIBOR Moneyline Telerate" is specified in the applicable pricing supplement or neither "LIBOR Reuters" nor "LIBOR Moneyline Telerate" is specified in the applicable pricing supplement as the method for calculating LIBOR, the display on Moneyline Telerate (or any successor service) on the page specified in the applicable pricing supplement (or any other page as may replace such page on such service) for the purpose of displaying the London interbank rates of major banks for the LIBOR currency.

         "London banking day" means a day on which commercial banks are open for business (including dealings in the LIBOR currency) in London.

         Prime Rate

         "Prime Rate" means:

         (1) the rate on the particular index determination date as published in H.15(519) under the caption "Bank Prime Loan;" or

         (2) if the rate referred to in clause (1) is not so published by 3:00 P.M., New York City time, on the related calculation date, the rate on the particular index determination date as published in H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying the applicable rate, under the caption "Bank Prime Loan;" or

         (3) if the rate referred to in clause (2) is not so published by 3:00 P.M., New York City time, on the related calculation date, the rate on the particular index determination date calculated by the calculation agent as the arithmetic mean of the rates of interest publicly announced by each bank that appears on the Reuters Screen US PRIME 1 Page (as defined below) as the applicable bank's prime rate or base lending rate as of 11:00 A.M., New York City time, on that index determination date; or

         (4) if fewer than four rates referred to in clause (3) are so published by 3:00 P.M., New York City time, on the related calculation date, the rate calculated by the calculation agent as the particular index determination date calculated by the calculation agent as the arithmetic mean of the prime rates or base lending rates quoted on the basis of the actual number of days in the year divided by a 360-day year as of the close of business on that index determination date by three major banks (which may include affiliates of the Purchasing Agent) in The City of New York selected by the calculation agent; or

         (5) if the banks so selected by the calculation agent are not quoting as mentioned in clause (4), the Prime Rate in effect on the particular index determination date.

         "Reuters Screen US PRIME 1 Page" means the display on the Reuter Monitor Money Rates Service (or any successor service) on the "US PRIME 1" page (or any other page as may replace that page on that service) for the purpose of displaying prime rates or base lending rates of major United States banks.

         Treasury Rate

         "Treasury Rate" means:

         (1) the rate from the auction held on the Treasury Rate index determination date (the "Auction") of direct obligations of the United States ("Treasury Bills") having the index maturity specified in the applicable pricing supplement under the caption "INVESTMENT RATE" on the display on Moneyline Telerate (or any successor service) on page 56 (or any other page as may replace that page on that service) ("Moneyline Telerate Page 56") or page 57 (or any other page as may replace that page on that service) ("Moneyline Telerate Page 57"); or

         (2) if the rate referred to in clause (1) is not so published by 3:00 P.M., New York City time, on the related calculation date, the Bond Equivalent Yield (as defined below) of the rate for the applicable Treasury Bills as published in H.15 Daily Update, or another recognized electronic source used for the purpose of displaying the applicable rate, under the caption "U.S. Government Securities/Treasury Bills/Auction High;" or

         (3) if the rate referred to in clause (2) is not so published by 3:00 P.M., New York City time, on the related calculation date, the Bond Equivalent Yield of the auction rate of the applicable Treasury Bills as announced by the United States Department of the Treasury; or

         (4) if the rate referred to in clause (3) is not so announced by the United States Department of the Treasury, or if the Auction is not held, the Bond Equivalent Yield of the rate on the particular index determination date of the applicable Treasury Bills as published in H.15(519) under the caption "U.S. Government Securities/Treasury Bills/Secondary Market;" or

         (5) if the rate referred to in clause (4) is not so published by 3:00 P.M., New York City time, on the related calculation date, the rate on the particular index determination date of the applicable Treasury Bills as published in H.15 Daily Update, or another recognized electronic source used for the purpose of displaying the applicable rate, under the caption "U.S. Government Securities/Treasury Bills/Secondary Market;" or

         (6) if the rate referred to in clause (5) is not so published by 3:00 P.M., New York City time, on the related calculation date, the rate on the particular index determination date calculated by the calculation agent as the Bond Equivalent Yield of the arithmetic mean of the secondary market bid rates, as of approximately 3:30 P.M., New York City time, on that index determination date, of three primary United States government securities dealers (which may include the Purchasing Agent or its affiliates) selected by the calculation agent, for the issue of Treasury Bills with a remaining maturity closest to the index maturity specified in the applicable pricing supplement; or

         (7) if the dealers so selected by the calculation agent are not quoting as mentioned in clause (6), the Treasury Rate in effect on the particular index determination date.

         "Bond Equivalent Yield" means a yield (expressed as a percentage) calculated in accordance with the following formula:

        Bond Equivalent Yield =                D x N                 x 100
                               -----------------------------------
                                           360 - (D x M)

where "D" refers to the applicable per annum rate for Treasury Bills quoted on a bank discount basis and expressed as a decimal, "N" refers to 365 or 366, as the case may be, and "M" refers to the actual number of days in the applicable interest reset period.

Discount Notes

         The trusts may from time to time issue series of notes ("discount notes") that have an issue price (as specified in the applicable pricing supplement) that is less than 100% of the principal amount thereof (i.e. par) by more than a percentage equal to the product of 0.25% and the number of full years to the stated maturity date. A series of discount notes may not bear any interest currently or may bear interest at a rate that is below market rates at the time of issuance. The difference between the issue price of a series of discount notes and par is referred to as the "discount." In the event of redemption, repayment or acceleration of maturity of a series of discount notes, the amount payable to the holders of such series of discount notes will be equal to the sum of:

         o the issue price (increased by any accruals of discount) and, in the event of any redemption of such series of discount notes, if applicable, multiplied by the initial redemption percentage (as adjusted by the annual redemption percentage reduction, if applicable); and

         o any unpaid interest accrued on such series of discount notes to the date of the redemption, repayment or acceleration of maturity, as the case may be.

         For purposes of determining the amount of discount that has accrued as of any date on which a redemption, repayment or acceleration of maturity occurs for a series of discount notes, a discount will be accrued using a constant yield method. The constant yield will be calculated using a 30-day month, 360-day year convention, a compounding period that, except for the initial period (as defined below), corresponds to the shortest period between interest payment dates for the applicable series of discount notes (with ratable accruals within a compounding period), a coupon rate equal to the initial coupon rate applicable to the applicable series of discount notes and an assumption that the maturity of such series of discount notes will not be accelerated. If the period from the date of issue to the first interest payment date for a series of discount notes (the "initial period") is shorter than the compounding period for such series of discount notes, a proportionate amount of the yield for an entire compounding period will be accrued. If the initial period is longer than the compounding period, then the period will be divided into a regular compounding period and a short period with the short period being treated as provided in the preceding sentence. The accrual of the applicable discount may differ from the accrual of original issue discount for purposes of the Code, certain series of discount notes may not be treated as having original issue discount within the meaning of the Code, and certain series of notes other than discount notes may be treated as issued with original issue discount for federal income tax purposes. See "United States Federal Income Tax Considerations."

Withholding Tax; No Payment of Additional Amounts

         All amounts due in respect of the notes of a series will be made without withholding or deduction for or on account of any present or future taxes, duties, levies, assessments or other governmental charges of whatever nature imposed or levied by or on behalf of any governmental authority in the United States having the power to tax on payments on the notes unless the withholding or deduction is required by law. An issuing trust will not pay any additional amounts to holders of any series of notes in the event that any withholding or deduction is so required by law, regulation or official interpretation thereof, and the imposition of a requirement to make any such withholding or deduction will not give rise to any independent right or obligation to redeem the notes of such series.

Security; Non-Recourse Obligations

         The notes of a series will solely be the obligations of the issuing trust, and will not be guaranteed by any person or entity. The obligations under each series of notes will be secured by all of the rights and title of the issuing trust in one or more funding agreements issued by Allstate Life and other rights and assets included in the applicable collateral held in the issuing trust.

         The issuing trust will, from time to time and upon advice of counsel, at the trust's expense, execute, deliver, file and record any statement, assignment, instrument, document, agreement or other paper and take any other action, (including, without limitation, any filings of financing or continuation statements) that from time to time may be necessary or desirable, or that the indenture trustee may reasonably request, in order to create, preserve, perfect, confirm or validate a security interest or to enable the holder of its series of notes to obtain the full benefits of the applicable indenture, or to enable the indenture trustee to exercise and enforce any of its rights, powers and remedies under the indenture with respect to the applicable collateral. To the extent permitted by applicable law, the issuing trust will authorize the indenture trustee (who may, but shall not be obligated) to execute and file financing statements or continuation statements without the trust's signature appearing thereon and will agree that a carbon, photographic, photostatic or other reproduction of the applicable indenture or of a financing statement is sufficient as a financing statement. The issuing trust shall pay the fees and costs of, including legal fees and expenses, or incidental to, any recording or filing of any financing or continuation statements concerning any of the applicable collateral.

         Since Allstate Life will be the sole obligor under the funding agreements, the ability of a trust to meet its obligations, and your ability to receive payments from such trust, with respect to a particular series of notes, will be principally dependent upon Allstate Life's ability to perform its obligations under each applicable funding agreement held by the issuing trust. Despite this, you will have no direct contractual rights against Allstate Life under any such funding agreement. Pursuant to the terms of each funding agreement, recourse rights to Allstate Life will belong to the issuing trust, its successors and permitted assignees. In connection with the offering and sale of a series of notes, the issuing trust will pledge, collaterally assign and grant a security interest in the collateral for such series of notes to the indenture trustee on behalf of the holders of the applicable series of notes and the other persons identified in the relevant indenture. Accordingly, recourse to Allstate Life under each such funding agreement will be enforceable only by the indenture trustee as a secured party on behalf of holders of such series of notes and the other persons identified in the relevant indenture.

         Nonetheless, since Allstate Life is a registrant, purchasers of notes may be able to proceed directly against Allstate Life to enforce their rights under the Federal securities laws and their rights under the Federal securities laws will be no different than if they purchased the underlying funding agreements directly from Allstate Life.

Survivor's Option

         The "survivor's option" is a provision in a note pursuant to which the issuing trust agrees to repay that note in whole or in part prior to maturity, if requested, following the death of the beneficial owner of the note, so long as the note was held by the beneficial owner for a period of at least six months prior to the death of the beneficial owner. Unless otherwise specified in the applicable pricing supplement, the estate of the deceased beneficial owner of a note will be eligible to exercise the survivor's option.

         Subject to the limitations described below, upon the valid exercise of the survivor's option, the proper tender of that note for repayment and the tender and acceptance of that portion of the funding agreement(s) related to such note, the issuing trust will repay any of its notes pursuant to the survivor's option by or on behalf of a person that has the legal authority to act on behalf of the note's deceased owner. Unless otherwise specified in the applicable pricing supplement, the repurchase price will be 100% of the unpaid principal amount plus accrued interest to, but excluding, the date of repayment.

         Unless otherwise set forth in the applicable pricing supplement for your series of notes, the funding agreement(s) securing your series of notes will contain a provision which will allow the issuing trust to tender the funding agreement(s) in whole or in part to Allstate Life. An issuing trust's ability to tender the funding agreement(s) related to a series of notes that contain a survivor's option will be subject to certain limitations set by Allstate Life. As a result, your right to exercise the survivor's option is subject to limits set by Allstate Life with respect to the relevant funding agreement(s). Allstate Life has the discretionary right to limit the aggregate principal amount of:

         o all funding agreements securing all outstanding series of notes issued under the Allstate Life(R) CoreNotes(R) program as to which exercises of any put option by any issuing trust shall be accepted by Allstate Life in any calendar year to an amount equal to the greater of $2,000,000 or 2% of the aggregate principal amount of all funding agreements securing all outstanding series of notes issued under the Allstate Life(R) CoreNotes(R) program as of the end of the most recent calendar year or such other greater amount as determined in accordance with the applicable funding agreement(s) and set forth in the applicable pricing supplement;

         o the funding agreement(s) securing the notes as to which exercises of any put option by the applicable trust attributable to notes as to which the survivor's option has been exercised by the authorized representative of any individual deceased beneficial owner to $250,000 in any calendar year or such other greater amount as determined in accordance with the applicable funding agreement(s) and set forth in the applicable pricing supplement; and

         o the funding agreement(s) securing a series of notes as to which exercises of any put option by the applicable trust shall be accepted in any calendar year to an amount as set forth in the applicable funding agreement(s) and the applicable pricing supplement.

         In any such event, each trust shall similarly be required to limit the aggregate principal amount of notes as to which exercises of the survivor's option shall be accepted by it.

         In addition, the exercise of the survivor's option will not be permitted for a principal amount less than $1,000 or if such exercise will result in a note with a principal amount of less than $1,000 to remain outstanding. All other questions, other than with respect to the right to limit the aggregate principal amount of notes subject to the survivor's option that will be accepted as to any series of notes or in any calendar year, regarding the eligibility or validity of any exercise of the survivor's option will be determined by the administrator of the issuing trust, in its sole discretion, which determination will be final and binding on all parties. The indenture trustee, upon written request by the authorized representative of the deceased beneficial owner of notes, will request the administrator to provide the status of the remaining program and series limitations for such calendar year on the exercise of any survivor's option.

         The issuing trust will accept elections to exercise the survivor's option in the order received by the administrator of the issuing trust. Notes that are not repaid in any calendar year due to the application of the limits described above will be treated as though they had been tendered on the first day of the following calendar year in the order in which they were originally tendered. Subject to the limitations described above, notes accepted for repayment will be repaid on the first interest payment date that occurs 20 or more calendar days after the date of acceptance.

         If repayment of a note submitted for repayment pursuant to a valid exercise of the survivor's option is not accepted or is to be delayed, the administrator of the issuing trust will deliver a written notice by first-class mail to the depositary that states the reason that repayment of that particular note has not been accepted or will be delayed.

         A valid exercise of the survivor's option may not be withdrawn.

         To exercise the survivor's option with respect to a book-entry note, the deceased owner's authorized person must provide the following items to the DTC "participant" through which the relevant beneficial interest is owned (for a discussion of DTC and its participants, see "--About the Depositary"):

         o a written instruction to the participant to notify DTC of the authorized person's desire to obtain a payment pursuant to the exercise of the survivor's option;

         o appropriate evidence (a) that the person has authority to act on behalf of the deceased owner, (b) of the death of the beneficial owner, (c) that the deceased was the beneficial owner of the notes at the time of death and (d) that the beneficial owner acquired the interest in the note at least six months prior to the date of death of such beneficial owner;

         o if the beneficial interest in the relevant note is held by a nominee of the deceased owner, a certificate from the nominee attesting to the deceased owner's ownership of a beneficial interest in that note;

         o a written request for repayment signed by the authorized person for the deceased owner with signature guaranteed by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States;

         o    if applicable, a properly executed assignment or endorsement;

         o tax waivers and any other instruments or documents reasonably required to establish the validity of the ownership of the beneficial interest in the related note and the claimant's entitlement to payment; and

         o any additional information reasonably required to document the ownership or authority to exercise the survivor's option and to cause the repayment of the related note.

         In turn, on the basis of this information, the participant will be required to deliver to the indenture trustee a properly completed repayment election form to exercise the survivor's option, together with evidence satisfactory to the indenture trustee from the participant stating that it represents the deceased owner of the beneficial interest in the relevant note. The indenture trustee will then deliver these items to the administrator of the issuing trust and will provide the administrator of the issuing trust with any additional information (after receipt from the participant) the administrator may request in connection with such exercise.

         Apart from Allstate Life's discretionary right to limit the principal amount of funding agreements securing notes as to which exercises of any put option by the issuing trusts attributable to notes to which the survivor's option may be exercised in any calendar year as described above, the administrator will determine all other questions regarding the eligibility or validity of any exercise of the survivor's option. The administrator's determination will be final and binding on all parties.

         The death of a person owning a note in joint tenancy or tenancy by the entirety with another or others will be treated as the death of the owner of that note, and the entire principal amount so owned will be eligible for repayment.

         The death of a person owning a note by tenancy in common will be treated as the death of the owner of that note only with respect to the deceased owner's interest in the note held by tenancy in common. However, if a note is held by husband and wife as tenants in common, the death of either spouse will be treated as the death of the owner of the note and the entire principal amount so owned will be eligible for repayment.

         The death of a person who was a lifetime beneficiary of a trust that owns a note will be treated as the death of the owner of the note to the extent of that person's interest in the trust. The death of a person who was a tenant by the entirety or joint tenant in a tenancy which is the beneficiary of a trust that owns a note will be treated as the death of the owner of the note. The death of an individual who was a tenant in common in a tenancy which is the beneficiary of a trust that owns a note will be treated as the death of the owner of the note only with respect to the deceased person's beneficial interest in the note, unless a husband and wife are the tenants in common, in which case the death of either will be treated as the death of the owner of the note.

         The death of a person who, during his or her lifetime, was entitled to substantially all of the beneficial interests of ownership of a note will be treated as the death of the owner of the note if the beneficial interest can be established to the administrator's satisfaction. This will be done in typical cases of nominee ownership, such as ownership under the Uniform Transfers of Gifts to Minors Act, community property or other joint ownership arrangements between a husband and wife and lifetime custodial and trust arrangements.

         The applicable participant will be responsible for disbursing payments received from the indenture trustee to the authorized person for the deceased owner.

         Annex A to this prospectus supplement is the repayment election form for use by DTC participants in exercising the survivor's option. Copies of this form may be obtained from the administrator at AMACAR Pacific Corp., 6525 Morrison Blvd., Suite 318, Charlotte, NC 28211 (telephone (704) 365-0569, facsimile (704) 365-1632).

Redemption, Repayment and Repurchase of Notes

         Unless otherwise specified in the applicable pricing supplement, the notes of a series will not be redeemable, except at the applicable maturity date, when all notes of such series will be redeemed.

Optional Redemption by the Issuer; No Sinking Fund

         If an initial redemption date is specified in the applicable pricing supplement and provided for in the applicable funding agreement(s), the issuing trust may redeem the particular series of notes prior to its stated maturity date at its option on any date on or after that initial redemption date in whole or from time to time in part in increments of $1,000 or any other integral multiple of an authorized denomination specified in the applicable pricing supplement (provided that any remaining principal amount thereof shall be at least $1,000 or other minimum authorized denomination applicable thereto), at the applicable redemption price (as defined below), together with unpaid interest accrued thereon to the date of redemption. "Redemption price," with respect to a series of notes, means an amount equal to the initial redemption percentage specified in the applicable pricing supplement (as adjusted by the annual redemption percentage reduction, if applicable) multiplied by the unpaid principal amount thereof to be redeemed. The initial redemption percentage, if any, applicable to a series of notes shall decline at each anniversary of the initial redemption date by an amount equal to the applicable annual redemption percentage reduction, if any, until the redemption price is equal to 100% of the unpaid amount thereof to be redeemed. For a discussion of the redemption of discount notes, see "--Discount Notes."

         No series of notes will be subject to, or entitled to the benefit of, any sinking fund unless otherwise indicated in the applicable pricing supplement.

         The applicable pricing supplement may provide that the notes of a series may be redeemed by the issuing trust and the terms of such redemption. If so specified, the issuing trust will give a notice of redemption to each holder of the notes to be redeemed not less than 30 days nor more than 60 days prior to the date fixed for redemption.

         Each trust may issue a series of notes which may be redeemed by the issuing trust when 25% or more of the original principal balance of such notes is outstanding, which are referred to herein as "callable" notes. If a trust issues a series of callable notes, such trust will include the word "callable" in the title of such series of notes in the applicable pricing supplement. Unless otherwise specified in the applicable pricing supplement, such series of notes will otherwise be subject to the redemption provisions described above.

Repayment at Option of Holder

         Except for the survivor's option, the notes of a series will not provide any holder with the option to have the issuing trust repay the note on a date or dates specified prior to its maturity date. If the applicable pricing supplement specifies that a particular series of notes will have a survivor's option, the relevant funding agreement will provide for such pre-payment of amounts due under the notes.

Repurchase of Notes

         Each trust may purchase some or all notes of a series issued by such trust in the open market or otherwise at any time, and from time to time, with the prior written consent of Allstate Life as to both the making of such purchase and the purchase price to be paid for such notes. If Allstate Life, in its sole discretion, consents to such purchase of notes by the issuing trust, then such trust, the indenture trustee and Allstate Life will be obligated to take such actions as may be necessary or desirable to effect the prepayment of such portion, or the entirety, of the current Principal Amount (as defined in the applicable funding agreement) under each applicable funding agreement as may be necessary to provide for the payment of the purchase price for such notes. Upon such payment, the Principal Amount under each funding agreement shall be reduced by an amount equal to the aggregate principal amount of the notes as purchased (or the portion thereof applicable to such funding agreement).

Other/Additional Provisions; Addendum

         Any provisions with respect to the notes of a series, including the specification and determination of one or more interest rate bases, the calculation of the interest rate applicable to a series of notes that bears interest at floating rates, the interest payment dates, the stated maturity date, any redemption or repayment provisions or any other term relating to the applicable series of notes, may be modified and/or supplemented as specified under "Other/Additional Provisions" on the face thereof or in an addendum relating thereto, if so specified on the face thereof and, in each case, described in the applicable pricing supplement.

Book-Entry Notes

         Each trust will establish a depositary arrangement with the DTC with respect to the book-entry notes, the terms of which are summarized below.

         All book-entry notes having the same terms will be represented by one or more global securities. Each global security will be deposited with, or on behalf of, DTC and will be registered in the name of DTC or its nominee. No global security may be transferred or exchanged except by DTC or a nominee of DTC to DTC or to another nominee of DTC, or by DTC or another nominee of DTC to a successor of DTC or a nominee of a successor to DTC. So long as DTC or its nominee is the registered holder of a global security, DTC or its nominee will be the sole owner of the related book-entry notes for all purposes under the indenture. Except as otherwise provided below, the beneficial owners of the book-entry notes will not be entitled to receive definitive notes and will not be considered the registered holders of the book-entry notes for any purpose under the indenture and no global security representing book-entry notes will be exchangeable or transferable. As a result, to exercise any rights of a registered holder under the indenture a beneficial owner must rely on the procedures of DTC and, if the beneficial owner is not a participant, on the procedures of the participant or participants through which the beneficial owner owns its interest. The laws of some jurisdictions require that some purchasers of securities take physical delivery of securities in definitive form. These laws may limit the ability to transfer beneficial interests in book-entry notes.

         Each global security representing book-entry notes will be exchangeable for definitive notes only if:

         o subject to the procedures of DTC, the issuing trust notifies the indenture trustee that the issuing trust wishes in its sole discretion to exchange the global security for definitive notes;

         o an event of default on the notes of that series has occurred and not been cured; or

         o DTC notifies the issuing trust that it is unwilling or unable to continue as a clearing system for the global securities, or it ceases to be a clearing agency registered under the Exchange Act and, in either case, a successor clearing system is not appointed by the issuing trust within 60 days after receiving the notice from DTC or becoming aware that DTC is no longer registered.

         If any of these events occurs, the issuing trust will print and deliver definitive notes. Definitive notes issued under these circumstances will be registered in the names of the beneficial owners of the related global securities as provided to the indenture trustee by the participants identified by DTC.

About the Depositary

         The following is based on information furnished by DTC:

         DTC will act as securities depository for the book-entry notes. The book-entry notes will be issued as fully registered securities in the name of Cede & Co. (DTC's nominee) or another name requested by DTC. One fully registered global security will be issued for each issue of book-entry notes in the aggregate principal amount of that issue and will be deposited with, or on behalf of, DTC. If the aggregate principal amount of any issue exceeds DTC's limit for a single global security, then the global securities will be issued in the form of one or more global securities having a principal amount equal to DTC's limit and an additional global security representing any remaining principal amount.

         DTC is a limited-purpose trust company organized under the New York Banking Law, a "banking organization" within the meaning of the New York Banking Law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code and a "clearing agency" registered pursuant to the provisions of Section 17A of the Exchange Act. DTC holds securities that its direct participants deposit with it. DTC also facilitates the settlement among direct participants of transactions in deposited securities, such as transfers and pledges, through electronic computerized book-entry changes in direct participants' accounts. This eliminates the need for physical movement of securities certificates. DTC's direct participants include securities brokers and dealers (including the Purchasing Agent), banks, trust companies, clearing corporations and other organizations. DTC is owned by a number of its direct participants and by the New York Stock Exchange, Inc., the American Stock Exchange LLC and NASD. Access to DTC's system is also available to others such as securities brokers and dealers, banks and trust companies that clear through or maintain a custodial relationship with a direct participant, either directly or indirectly. The rules applicable to DTC and its direct and indirect participants are on file with the SEC.

         Under DTC's system, purchases of book-entry notes must be made by or through direct participants, which will receive a credit for the book-entry notes on DTC's records. The ownership interest of the actual purchaser is in turn recorded on the records of the direct and indirect participants. Beneficial owners will not receive written confirmation from DTC of their purchase, but are expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the direct or indirect participants through which they entered into the transaction. Transfers of ownership interests in book-entry notes are accomplished by entries made on the books of the direct and indirect participants acting on behalf of the beneficial owners. Beneficial owners will not receive definitive notes unless use of the book-entry system is discontinued as described above.

         To facilitate subsequent transfers, all global securities representing the book-entry notes deposited with, or on behalf of, DTC will be registered in the name of DTC's nominee, Cede & Co., or any other name that DTC requests. The deposit of global securities with, or on behalf of, DTC and their registration in the name of Cede & Co. effect no change in beneficial ownership. DTC has no knowledge of the actual beneficial owners of the book-entry notes; DTC's records reflect only the identity of the direct participants to whose accounts the book-entry notes are credited, which may or may not be the beneficial owners. DTC's participants are responsible for keeping account of their holdings on behalf of their customers.

         Conveyance of notices and other communications from DTC to direct participants, from direct participants to indirect participants and from direct participants and indirect participants to beneficial owners are governed by arrangements among them and are subject to statutory and regulatory requirements.

         Neither DTC nor Cede & Co. will consent or vote with respect to global securities. Under its usual procedures, DTC mails an omnibus proxy to a company as soon as possible after a record date. The omnibus proxy assigns Cede & Co.'s consenting or voting rights to those direct participants to whose accounts the book-entry notes are credited on the record date (identified in a listing attached to the omnibus proxy).

         The issuing trust will make payments on the global securities in immediately available funds to Cede & Co. or any other nominee named by DTC. DTC's practice is to credit direct participants' accounts on the applicable payment date in accordance with their respective holdings shown on DTC's records unless DTC has reason to believe that it will not receive payment on that date. Payments by participants to beneficial owners are governed by standing instructions and customary practices and are subject to statutory and regulatory requirements. The issuing trust and the trustee are responsible only for making payments to DTC, DTC is responsible for disbursing those payments to its direct participants and the direct participants (and any indirect participants) are solely responsible for disbursing those payments to the beneficial owners.

         Any redemption notices will be sent to Cede & Co. If less than all of the book-entry notes having the same terms are being redeemed, DTC's current practice is to determine by lot the amount of the interest of each direct participant in those notes to be redeemed.

         A beneficial owner must give notice of any election to have its book-entry notes repaid through its participant to the trustee. Delivery of the book-entry notes will be effected by causing the relevant direct participant to transfer the relevant part of its interest in the global securities to the trustee on DTC's records.

         DTC may discontinue providing its services as securities depository with respect to a series of notes at any time by giving reasonable notice to the issuing trust or the indenture trustee. If the issuing trust does not obtain a successor securities depository, it will print and deliver definitive notes of such series.

         The issuing trust may decide to discontinue use of the system of book-entry transfers through DTC (or a successor securities depository). If the issuing trust does so, it will print and deliver definitive notes.

                      DESCRIPTION OF THE FUNDING AGREEMENTS

         Each trust will use the net proceeds from the issuance of its series of notes to the public to purchase from Global Funding one or more funding agreements issued by Allstate Life. The funding agreement(s) will have a principal amount equal to the principal amount of the related series of notes. The funding agreement(s) will otherwise have payment and other terms substantially similar to the related series of notes. The funding agreement(s) may be interest bearing or non-interest bearing and, if interest bearing, may bear interest at fixed or floating rates. The calculation of the interest rate, the due dates for payments and other payment terms on the funding agreement will be determined in the manner substantially similar to that described above under "Description of the Notes." An amount equal to the principal amount of the funding agreement plus accrued but unpaid interest, if any, and accrued discount, if any (in the case of a discount funding agreement) will be payable on its maturity date, as specified in the applicable pricing supplement.

         The funding agreement(s) will have a principal amount equal to the principal amount of the related series of notes. The funding agreement(s) will otherwise have payment and other terms substantially similar to the related series of notes. For a more detailed discussion of the funding agreements, see "Description of the Funding Agreement" in the accompanying prospectus.

                 UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

         This section provides a discussion of the material United States Federal income tax consequences of the purchase, ownership and disposition of the notes. This summary is based upon laws, regulations, rulings and decisions now in effect, all of which are subject to change (including changes in effective dates) or possible differing interpretations. This summary deals only with notes held as capital assets and does not purport to deal with persons in special tax situations, such as financial institutions, partnerships, insurance companies, regulated investment companies, dealers in securities or currencies, persons holding notes as a hedge against currency risks or as a position in a "straddle" for tax purposes, or persons whose functional currency is not the United States dollar. It also does not deal with holders other than initial purchasers of notes (except where otherwise specifically noted). Persons considering the purchase of the notes should consult their own tax advisors concerning the application of United States Federal income tax laws to their particular situations as well as any consequences of the purchase, ownership and disposition of the notes arising under the laws of any other taxing jurisdiction. This summary does not consider the United States Federal income tax consequences of the purchase, ownership or disposition of a note by a partnership. If a partnership holds a note, the tax treatment of a partner will generally depend upon the status of the partner and the activities of the partnership. Partnerships holding a note, and partners in a partnership holding a note, should consult their tax advisors.

         As used herein, the term "U.S. Holder" means a beneficial owner of a note that is for United States Federal income tax purposes:

         o    a citizen or resident of the United States;

         o a corporation (including an entity treated as a corporation for United States Federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

         o an estate whose income is subject to United States Federal income tax regardless of its source; or

         o subject to applicable transition rules, a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust.

         As used in this section, the term "non-U.S. Holder" means a beneficial owner of a note that is an individual, a corporation, an estate or trust that is not a U.S. Holder.

Classification of the Issuer and Notes

         In the opinion of LeBoeuf, Lamb, Greene & MacRae LLP, special tax counsel to Global Funding, under current law and based on certain facts and assumptions contained in such opinion:

         o Global Funding and each trust will be ignored for United States Federal income tax purposes and will not be treated as an association or a publicly traded partnership taxable as a corporation; and

         o the notes will be classified as indebtedness of Allstate Life for United States Federal income tax purposes.

         Allstate Life, Global Funding and each trust agree, and each holder and beneficial owner of notes by purchasing the notes agrees, for all United States Federal, state and local income and franchise tax purposes (i) to treat the notes as indebtedness of Allstate Life, (ii) Global Funding and each trust will be ignored and will not be treated as an association or a publicly traded partnership taxable as a corporation and (iii) to not take any action inconsistent with the treatment described in (i) and (ii) unless otherwise required by law. The remainder of this discussion assumes the notes are properly treated as indebtedness of Allstate Life for all United States Federal income tax purposes.

         An opinion of tax counsel is not binding on the Internal Revenue Service (the "IRS") or the courts, and no ruling on any of the consequences or issues discussed below will be sought from the IRS. The IRS might assert that each trust should be treated as a separate grantor trust for United States Federal income tax purposes, in which case the holders of beneficial interests in the notes related to such trust would be treated as owning a pro rata undivided interest in the assets of such trust. In such a case, the tax consequences to beneficial owners of the notes would not be materially different than those described herein. Persons considering the purchase of notes should consult their own tax advisors about the United States Federal income tax consequences of an investment in the notes and the application of United States income tax laws, as well as the laws of any state, local or foreign taxing jurisdictions, to their particular situations.

U.S. Holders

         Payments of Interest

         Except as described below, payments of interest on a note generally will be taxable to a U.S. Holder as ordinary interest income at the time such payments are accrued or are received (in accordance with the U.S. Holder's regular method of tax accounting).

         Discount Notes

         The following summary is a general discussion of the United States Federal income tax consequences to U.S. Holders of the purchase, ownership and disposition of notes issued with original issue discount ("discount notes").

         For United States Federal income tax purposes, original issue discount ("OID") is the excess of the stated redemption price at maturity of a note over its issue price, if such excess equals or exceeds a de minimis amount (generally
(1)/4 of 1% of the note's stated redemption price at maturity multiplied by the number of complete years to its maturity from its issue date or, in the case of a note providing for the payment of any amount other than qualified stated interest (as defined below) prior to maturity, multiplied by the weighted average maturity of such note). The issue price of each note in an issue of notes equals the first price at which a substantial amount of such notes has been sold (ignoring sales to bond houses, brokers, or similar persons or organizations acting in the capacity of underwriters, placement agents, or wholesalers). The stated redemption price at maturity of a note is the sum of all payments provided by the note other than "qualified stated interest" payments. The term "qualified stated interest" generally means stated interest that is unconditionally payable in cash or property (other than debt instruments of the issuer) at least annually at a single fixed rate. In addition, if a note bears interest for one or more accrual periods at a rate below the rate applicable for the remaining term of such note (e.g., notes with teaser rates or interest holidays), and if the greater of either the resulting foregone interest on such note or any "true" discount on such note (i.e., the excess of the note's stated principal amount over its issue price) equals or exceeds a specified de minimis amount, then some or all of the stated interest on the note would be treated as OID rather than qualified stated interest.

         Payments of qualified stated interest on a note are taxable to a U.S. Holder as ordinary interest income at the time such payments are accrued or are received (in accordance with the U.S. Holder's regular method of tax accounting). A U.S. Holder of a discount note must include OID in income as ordinary interest for United States Federal income tax purposes as it accrues under a constant yield method in advance of receipt of the cash payments attributable to such income, regardless of such U.S. Holder's regular method of tax accounting. In general, the amount of OID included in income by the initial U.S. Holder of a discount note is the sum of the daily portions of OID with respect to such discount note for each day during the taxable year (or portion of the taxable year) on which such U.S. Holder held such discount note. The "daily portion" of OID on any discount note is determined by allocating to each day in any accrual period a ratable portion of the OID allocable to that accrual period. An "accrual period" may be of any length and the accrual periods may vary in length over the term of the discount note, provided that each accrual period is no longer than one year and each scheduled payment of principal or interest occurs either on the final day of an accrual period or on the first day of an accrual period. The amount of OID allocable to each accrual period is generally equal to the difference between:

         o the product of the discount note's adjusted issue price at the beginning of such accrual period and its yield to maturity (determined on the basis of compounding at the close of each accrual period and appropriately adjusted to take into account the length of the particular accrual period); and

         o the amount of any qualified stated interest payments allocable to such accrual period. The "adjusted issue price" of a discount note at the beginning of any accrual period is the sum of the issue price of the discount note plus the amount of OID allocable to all prior accrual periods minus the amount of any prior payments on the discount note that were not qualified stated interest payments. Under these rules, U.S. Holders generally will have to include in income increasingly greater amounts of OID in successive accrual periods.

         A U.S. Holder who purchases a discount note for an amount that is greater than its adjusted issue price as of the purchase date and less than or equal to the sum of all amounts payable on the discount note after the purchase date other than payments of qualified stated interest, will be considered to have purchased the discount note at an "acquisition premium."

Under the acquisition premium rules, the amount of OID which such U.S. Holder must include in its gross income with respect to such discount note for any taxable year (or portion thereof in which the U.S. Holder holds the discount note) will be reduced (but not below zero) by the portion of the acquisition premium properly allocable to the period.

         Floating Rate Notes

         Floating rate notes are subject to special rules whereby a floating rate note will qualify as a "variable rate debt instrument" if:

         o its issue price does not exceed the total noncontingent principal payments due under the floating rate note by more than a specified de minimis amount;

         o it provides for stated interest, paid or compounded at least annually, at current values of, one or more qualified floating rates, a single fixed rate and one or more qualified floating rate, or a single objective rate; and

         o it does not provide for any principal payments which are contingent.

         A "qualified floating rate" is any variable rate where variations in the value of such rate can reasonably be expected to measure contemporaneous variations in the cost of newly borrowed funds in the currency in which the floating rate note is denominated. Although a multiple of a qualified floating rate will generally not itself constitute a qualified floating rate, a variable rate equal to the product of a qualified floating rate and a fixed multiple that is greater than .65 but not more than 1.35 will constitute a qualified floating rate. A variable rate equal to the product of a qualified floating rate and a fixed multiple that is greater than .65 but not more than 1.35, increased or decreased by a fixed rate, will also constitute a qualified floating rate. In addition, two or more qualified floating rates that can reasonably be expected to have approximately the same values throughout the term of the floating rate note (e.g., two or more qualified floating rates with values within 25 basis points of each other as determined on the floating rate note's issue date) will be treated as a single qualified floating rate. Notwithstanding the foregoing, a variable rate that would otherwise constitute a qualified floating rate but which is subject to one or more restrictions such as a maximum numerical limitation (i.e., a cap) or a minimum numerical limitation (i.e., a floor) may, under certain circumstances, fail to be treated as a qualified floating rate unless such cap or floor is fixed throughout the term of the note. An "objective rate" is a rate that is not itself a qualified floating rate but which is determined using a single fixed formula and that is based on objective financial or economic information. A rate will not qualify as an objective rate if it is based on information that is within the control of Allstate Life (or a related party) or that is unique to the circumstances of Allstate Life (or a related party), such as dividends, profits, or the value of Allstate Life's stock (although a rate does not fail to be an objective rate merely because it is based on the credit quality of Allstate Life). In addition, if a floating rate note provides for stated interest at a fixed rate for an initial period of one year or less followed by a variable rate that is either a qualified floating rate or an objective rate and if the variable rate on the floating rate note's issue date is intended to approximate the fixed rate (e.g., the value of the variable rate on the issue date does not differ from the value of the fixed rate by more than 25 basis points), then the fixed rate and the variable rate together will constitute either a single qualified floating rate or objective rate, as the case may be.

         If a floating rate note that provides for stated interest at either a single qualified floating rate or a single objective rate throughout the term thereof qualifies as a "variable rate debt instrument" and if the interest on such note is unconditionally payable in cash or property (other than debt instruments of the issuer) at least annually, then all stated interest on the note will constitute qualified stated interest and will be taxed accordingly. Thus, a floating rate note that provides for stated interest at either a single qualified floating rate or a single objective rate throughout the term thereof and that qualifies as a "variable rate debt instrument" will generally not be treated as having been issued with OID unless the floating rate note is issued at a "true" discount (i.e., at a price below the note's stated principal amount) in excess of a specified de minimis amount. The amount of qualified stated interest and the amount of OID, if any, that accrues during an accrual period on such a floating rate note is determined under the rules applicable to fixed rate debt instruments by assuming that the variable rate is a fixed rate equal to:

         o in the case of a qualified floating rate, the value, as of the issue date, of the qualified floating rate; or

         o in the case of an objective rate, a fixed rate that reflects the yield that is reasonably expected for the floating rate note. The qualified stated interest allocable to an accrual period is the amount of interest actually paid during such accrual period.

         In general, any other floating rate note that qualifies as a "variable rate debt instrument" will be converted into an "equivalent" fixed rate debt instrument for purposes of determining the amount and accrual of OID and qualified stated interest on the floating rate note. A floating rate note is converted into an "equivalent" fixed rate debt instrument by substituting any qualified floating rate provided for under the terms of the floating rate note with a fixed rate equal to the value of the qualified floating rate as of the floating rate note's issue date. Any objective rate provided for under the terms of the floating rate note is converted into a fixed rate that reflects the yield that is reasonably expected for the floating rate note. In the case of a floating rate note that qualifies as a "variable rate debt instrument" and provides for stated interest at a single fixed rate in addition to either one or more qualified floating rates or a qualified inverse floating rate, the fixed rate is initially converted into a qualified floating rate. Under such circumstances, the qualified floating rate that replaces the fixed rate must be such that the fair market value of the floating rate note as of the floating rate note's issue date is approximately the same as the fair market value of an otherwise identical debt instrument that provides for either the qualified floating rate rather than the fixed rate. Subsequent to converting the fixed rate into either a qualified floating rate or a qualified inverse floating rate, the floating rate note is then converted into an "equivalent" fixed rate debt instrument in the manner described above.

         Once the floating rate note is converted into an "equivalent" fixed rate debt instrument pursuant to the foregoing rules, the amount of OID and qualified stated interest, if any, are determined for the "equivalent" fixed rate debt instrument by applying the general OID rules to the "equivalent" fixed rate debt instrument. A U.S. Holder of the floating rate note will account for such OID and qualified stated interest as if the U.S. Holder held the "equivalent" fixed rate debt instrument. Each accrual period appropriate adjustments will be made to the amount of qualified stated interest or OID assumed to have been accrued or paid with respect to the "equivalent" fixed rate debt instrument in the event that such amounts differ from the actual amount of interest accrued or paid on the floating rate note during the accrual period.

         If the floating rate note does not qualify as a "variable rate debt instrument" then the floating rate note would be treated as a contingent payment debt instrument. A U.S. Holder of a contingent payment debt instrument is generally required to include future contingent and noncontingent interest payments in income under the constant yield method as such interest accrues based on Allstate Life's determination of the "comparable yield" and the establishment of a "projected payment schedule" that must produce the comparable yield. The comparable yield is the yield at which Allstate Life would issue a fixed rated debt instrument with similar terms and conditions. The projected payment schedule consists of all stated principal payments and a projected amount and time for each contingent interest payment. If the actual amount of any contingent payment, once determined, differs from the projected amounts, appropriate adjustments are to be made to the amounts required to be included in gross income by the U.S. Holder. The yield, timing and amounts set forth in the projected payment schedule are for purposes of computing the OID only and are not assurances by the trusts with respect to any aspect of the notes. Because U.S. Holders will generally be bound by Allstate Life's determination of the comparable yield and by the projected payment schedule for United States Federal income tax purposes, a U.S. Holder's income inclusions may be accelerated relative to the time payments under the notes are in fact made. The IRS has authority to disregard a projected payment schedule it determines to be unreasonable. Any gain recognized by a U.S. Holder on the sale, exchange, or retirement of a contingent payment debt instrument will be treated as interest income and all or a portion of any loss realized could be treated as ordinary loss as opposed to capital loss (depending upon the circumstances). The United States Federal income tax treatment of floating rate notes that are treated as contingent payment debt instruments will be more fully described in the applicable pricing supplement. Purchasers of contingent payment debt instruments should carefully examine the applicable pricing supplement and should consult their own tax advisor with respect to such notes.

         Certain of the notes:

         o may be redeemable at the option of the issuing trust prior to their stated maturity (a "call option"); and/or

         o may be repayable at the option of the holder prior to their stated maturity (a "put option"). Notes containing such features may be subject to rules that differ from the general rules discussed above.

         Investors intending to purchase notes with such features should consult their own tax advisors, since the OID consequences will depend, in part, on the particular terms and features of the purchased notes.

         U.S. Holders may generally, upon election, include in income all interest (including stated interest, acquisition discount, OID, de minimis OID, market discount, de minimis market discount, and unstated interest, as adjusted by any amortizable bond premium or acquisition premium) that accrues on a debt instrument by using the constant yield method applicable to OID, subject to certain limitations and exceptions.

         Short-Term Notes

         Notes that have a fixed maturity of one year or less ("short-term notes") will be treated as having been issued with OID. In general, an individual or other cash method U.S. Holder is not required to accrue such OID unless the U.S. Holder elects to do so. If such an election is not made, any gain recognized by the U.S. Holder on the sale, exchange or maturity of the short-term note will be ordinary income to the extent of the OID accrued on a straight-line basis, or upon election under the constant yield method (based on daily compounding), through the date of sale or maturity, and a portion of the deductions otherwise allowable to the U.S. Holder for interest on borrowings allocable to the short-term note will be deferred until a corresponding amount of income is realized. U.S. Holders who report income for United States Federal income tax purposes under the accrual method, and certain other holders including banks and dealers in securities, are required to accrue OID on a short-term note on a straight-line basis unless an election is made to accrue the OID under a constant yield method (based on daily compounding).

         Market Discount

         If a U.S. Holder purchases a note, other than a discount note, for an amount that is less than its issue price (or, in the case of a subsequent purchaser, its stated redemption price at maturity) or, in the case of a discount note, for an amount that is less than its adjusted issue price as of the purchase date, such U.S. Holder will be treated as having purchased such note at a "market discount," unless such market discount is less than a specified de minimis amount.

         Under the market discount rules, a U.S. Holder will be required to treat any partial principal payment (or, in the case of a discount note, any payment that does not constitute qualified stated interest) on, or any gain realized on the sale, exchange, retirement or other disposition of, a note as ordinary income to the extent of the lesser of:

         o    the amount of such payment or realized gain; and

         o the market discount which has not previously been included in income and is treated as having accrued on such note at the time of such payment or disposition.

         Market discount will be considered to accrue ratably during the period from the date of acquisition to the maturity date of the note, unless the U.S. Holder elects to accrue market discount on the basis of semiannual compounding.

         A U.S. Holder may be required to defer the deduction of all or a portion of the interest paid or accrued on any indebtedness incurred or maintained to purchase or carry a note with market discount until the maturity of the note or certain earlier dispositions, because a current deduction of such holder's "net direct interest expense" is only allowed to the extent the interest expense exceeds an allocable portion of market discount. Net direct interest expense is the excess of interest paid or accrued to purchase or carry the market discount note over the interest (including OID) includible in the purchaser's gross income. A U.S. Holder may elect to include market discount in income currently as it accrues (on either a ratable or semiannual compounding basis), in which case the rules described above regarding the treatment as ordinary income of gain upon the disposition of the note, the receipt of certain cash payments and the deferral of interest deductions will not apply. Generally, such currently included market discount is treated as ordinary interest for United States Federal income tax purposes. Such an election will apply to all debt instruments acquired by the U.S. Holder on or after the first day of the first taxable year to which such election applies and may be revoked only with the consent of the IRS.

         Premium

         If a U.S. Holder purchases a note for an amount that is greater than its stated redemption price at maturity, such U.S. Holder will generally be considered to have purchased the note with "amortizable bond premium" equal in amount to such excess. A U.S. Holder may elect to amortize such premium using a constant yield method over the remaining term of the note and may offset interest otherwise required to be included in gross income in respect of the note during any taxable year by the amortized amount of such excess for the taxable year. However, if the note may be optionally redeemed after the U.S. Holder acquires it at a price in excess of its stated redemption price at maturity, special rules would apply which could result in a deferral of the amortization of some bond premium until later in the term of the note. Any election to amortize bond premium applies to all taxable debt instruments held or acquired by the U.S. Holder on or after the first day of the first taxable year to which such election applies and may be revoked only with the consent of the IRS.

         Disposition of a Note

         Upon the sale, exchange, redemption, retirement or other disposition of a note, a U.S. Holder generally will recognize taxable gain or loss equal to the difference between the amount realized on the sale, exchange, redemption, retirement or other disposition (other than amounts representing accrued and unpaid interest, which will constitute ordinary income) and such U.S. Holder's adjusted tax basis in the note. A U.S. Holder's adjusted tax basis in a note generally will equal such U.S. Holder's initial investment in the note increased by any OID included in income (and accrued market discount, if any, if the U.S. Holder has included such market discount in income) and decreased by the amounts of any payments, other than qualified stated interest payments, received and the amortizable bond premium taken into account with respect to such note. Such gain or loss generally will be long-term capital gain or loss if the note were held for more than one year. Non-corporate taxpayers are subject to reduced maximum rates on long-term capital gains and are generally subject to tax at ordinary income rates on short-term capital gains. The deductibility of capital losses is subject to certain limitations. Prospective investors should consult their own tax advisors concerning these tax law provisions.

         If a U.S. Holder disposes of only a portion of a note pursuant to a partial redemption or partial repayment (e.g., pursuant to the survivor's option, if applicable), such disposition will be treated as a redemption or repayment of a portion of a debt instrument. The resulting gain or loss would be calculated by assuming that the original note being tendered consists of two instruments, one that is retired (or repaid), and one that remains outstanding. The adjusted issue price, the U.S. Holder's adjusted basis, and the accrued but unpaid OID of the original note, if any, determined immediately before the disposition, would be allocated between these two instruments based on the portion of the instrument that is treated as retired by the redemption or repayment.

Non-U.S. Holders

         Payments of interest (including OID, if any) on a note received by a non-U.S. Holder that does not hold its notes in connection with the conduct of a trade or business in the United States, will generally not be subject to United States Federal withholding tax pursuant to the "Portfolio Interest Exemption" unless:

         o the non-U.S. Holder is a direct or indirect 10% or greater shareholder of Allstate Life;

         o the non-U.S. Holder is a controlled foreign corporation related to Allstate Life;

         o    the non-U.S. Holder is a bank receiving interest described in section 881(c)(3)(A) of the Code; or

         o interest on the note is contingent interest described in section 871(h)(4) of the Code.

         To qualify for the Portfolio Interest Exemption from United States Federal withholding tax, the last United States payor in the chain of payment prior to payment to a non-U.S. Holder (the "withholding agent") must have received in the year in which a payment of interest or principal occurs, or in either of the two preceding calendar years, a statement that:

         o is signed by the beneficial owner of the note under penalties of perjury;

         o    certifies that such owner is not a U.S. Holder; and

         o    provides the name and address of the beneficial owner.

         The statement may be made on an IRS Form W-8BEN or a substantially similar form, and the beneficial owner must inform the withholding agent of any change in the information on the statement within 30 days of such change. If a note is held through a securities clearing organization or certain other financial institutions, the organization or institution may provide a signed statement to the withholding agent. However, in such a case, the signed statement generally must be accompanied by a copy of the IRS Form W-8BEN or the substitute form provided by the beneficial owner to the organization or institution.

         If a non-U.S. Holder cannot satisfy the requirements for eligibility for the Portfolio Interest Exemption, interest earned by such non-U.S. Holder will be subject to United States Federal withholding tax at a 30% rate unless the non-U.S. Holder provides the withholding agent with a properly executed:

         o IRS Form W-8BEN claiming an exemption from or reduction in withholding under the benefit of a United States income tax treaty; or

         o IRS Form W-8ECI stating that interest paid on the note is not subject to withholding tax because it is effectively connected with the non-U.S. Holder's conduct of a trade or business in the United States.

         Notwithstanding the provision of IRS Form W-8ECI, a non-U.S. Holder that holds its notes in connection with its conduct of a trade or business in the United States will be taxed on its notes in the same manner as a U.S. Holder, and, if such non-U.S. Holder is a foreign corporation, it may also be subject to a branch profits tax equal to 30% of its effectively connected earnings and profits for the taxable year, subject to adjustments.

         Generally, a non-U.S. Holder will not be subject to United States Federal income taxes on any amount which constitutes capital gain upon the sale, exchange, redemption, retirement or other disposition of a note, provided:

         o the gain is not effectively connected with the conduct of a trade or business in the United States by the non-U.S. Holder; and

         o the non-U.S. Holder is not an individual who is present in the United States for 183 days or more during the taxable year.

         Certain other exceptions may be applicable, and a non-U.S. Holder should consult its tax advisor in this regard.

         The notes will not be includible in the estate of a non-U.S. Holder unless the individual is a direct or indirect 10% or greater shareholder of Allstate Life or, at the time of such individual's death, payments in respect of the notes would have been effectively connected with the conduct by such individual of a trade or business in the United States. If any portion of the interest payable on the notes at the time of the individual's death was contingent interest, then an appropriate portion of the value of the notes would be includible in the estate of a non-U.S. Holder.

Backup Withholding and Information Reporting

         Backup withholding of United States Federal income tax at the applicable backup withholding rate may apply to payments made in respect of the notes to registered owners who are not "exempt recipients" and who fail to provide certain identifying information (such as the registered owner's taxpayer identification number) in the required manner. Generally, individuals are not exempt recipients, whereas corporations and certain other entities generally are exempt recipients. Payments made in respect of the notes to a U.S. Holder must be reported to the IRS, unless the U.S. Holder is an exempt recipient or establishes an exemption. Compliance with the identification procedures described in the preceding section would establish an exemption from backup withholding for those non-U.S. Holders who are not exempt recipients.

         In addition, upon the sale of a note to (or through) a broker, the broker must withhold at the applicable backup withholding rate of the entire purchase price, unless either the broker determines that the seller is a corporation or other exempt recipient or the seller provides, in the required manner, certain identifying information and, in the case of a non-U.S. Holder, certifies that such seller is a non-U.S. Holder (and certain other conditions are met). Such a sale must also be reported by the broker to the IRS, unless either the broker determines that the seller is an exempt recipient or the seller certifies its non-U.S. status (and certain other conditions are met). Certification of the registered owner's non-U.S. status would be made normally on an IRS Form W-8BEN under penalties of perjury, although in certain cases it may be possible to submit other documentary evidence.

         Any amounts withheld under the backup withholding rules from a payment to a beneficial owner would be allowed as a refund or a credit against such beneficial owner's United States Federal income tax provided the required information is furnished to the IRS.

Opinion Regarding Tax Matters

         Prior to the issuance of any notes, Allstate Life will file as an exhibit to a Current Report on Form 8-K an opinion of legal counsel as described above regarding the tax treatment of such notes.

                              PLAN OF DISTRIBUTION

         The notes of a series will be offered to or through Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Purchasing Agent, pursuant to a terms agreement among Global Funding, the issuing trust and the Purchasing Agent (each, a "terms agreement") and the distribution agreement between Global
Funding and the Agents named therein, dated as of      , 2005 (the "distribution
agreement"). Each terms agreement will incorporate by reference the terms of the distribution agreement. The Purchasing Agent may purchase notes, as principal, from a trust for resale to investors at a fixed offering price or at varying prices relating to prevailing market prices at the time of resale as determined by the Purchasing Agent. The issuing trust may agree with the Purchasing Agent that the Purchasing Agent will utilize its reasonable efforts on an agency basis on its behalf to solicit offers to purchase notes of the applicable series at 100% of the principal amount thereof, unless otherwise specified in the applicable pricing supplement. Unless otherwise specified in the applicable pricing supplement, each trust will pay a commission to the Purchasing Agent, ranging from .125% to 2.50% of the principal amount of each applicable note, depending upon its stated maturity, for each note purchased from the issuing trust by the Purchasing Agent as its agent. The notes may be sold in the United States to retail, institutional and other investors.

         Subject to the terms of the applicable terms agreement and the distribution agreement, concurrently with any offering of a series of notes by a trust as described in this prospectus supplement, the issuing trust and the other trusts may issue other notes under this program or the related secured medium term note program.

         Each trust will use the net proceeds received from the issuance of the related series of notes to purchase a funding note from Global Funding. Each funding note will be cancelled immediately upon the assignment and deposit by Global Funding of the related funding agreement(s) to the issuing trust.

         Global Funding will use the net proceeds received from the sale of the related funding note to purchase one or more funding agreements issued by Allstate Life. Global Funding will immediately assign absolutely to, and deposit into, the issuing trust each such funding agreement.

         Unless otherwise specified in the applicable pricing supplement, any note sold to the Purchasing Agent as principal will be purchased by the Purchasing Agent at a price equal to 100% of the principal amount thereof less a percentage of the principal amount equal to the commission applicable to an agency sale of a note of identical maturity. The Purchasing Agent may sell notes it has purchased from a trust as principal to other NASD dealers in good standing at a concession. Unless otherwise specified in the applicable pricing supplement, the concession allowed to any dealer will not, during the distribution of the notes of a series, be in excess of the concession the Purchasing Agent will receive from the issuing trust. After the initial offering of notes of a series, the offering price, the concession and any reallowance may be changed.

         The offer made hereby may be modified without notice, and each trust may reject offers in whole or in part (whether placed directly by an issuing trust or through the Purchasing Agent). The Purchasing Agent will have the right, in its discretion reasonably exercised, to reject in whole or in part any offer to purchase notes received by it on an agency basis.

         Unless otherwise specified in the applicable pricing supplement, you will be required to pay the purchase price of your notes in immediately available funds in United States dollars in The City of New York on the date of settlement.

         Upon issuance, the notes of a series will not have an established trading market. There can be no assurance that a trading marked for your notes will ever develop or be maintained if developed. Unless otherwise specified in the applicable pricing supplement, a series of notes will not be listed on any securities exchange. The Purchasing Agent may from time to time purchase and sell notes in the secondary market, but the Purchasing Agent is not obligated to do so. There can be no assurance that a secondary market for the notes will develop or that there will be liquidity in the secondary market if one develops. From time to time, the Purchasing Agent may make a market in the notes, but the Purchasing Agent is not obligated to do so and may discontinue any market-making activity at any time.

         In connection with an offering of notes purchased by the Purchasing Agent as principal on a fixed offering price basis, the Purchasing Agent will be permitted to engage in certain transactions that stabilize the price of notes. These transactions may consist of bids or purchases for the purpose of pegging, fixing or maintaining the price of notes. If the Purchasing Agent creates a short position in notes (i.e., if it sells notes in an amount exceeding the amount specified in the applicable pricing supplement), they may reduce that short position by purchasing notes in the open market. In general, purchases of notes for the purpose of stabilization or to reduce a short position could cause the price of notes to be higher than it might be in the absence of these type of purchases.

         Neither Global Funding and the trusts nor the Purchasing Agent make any representation or prediction as to the direction or magnitude of any effect that the transactions described in the immediately preceding paragraph may have on the price of notes. In addition, neither Global Funding and the trusts nor the Purchasing Agent make any representation that the Purchasing Agent will engage in any such transactions or that such transactions, once commenced, will not be discontinued without notice.

         The Purchasing Agent will be an "underwriter," with respect to the notes being distributed by it and the funding agreements being purchased by the issuing trust, and any discounts or commissions received by it on the sale or resale of notes may be deemed to be underwriting discounts and commissions under the Securities Act. The Purchasing Agent may be entitled under agreements entered into with a trust, Global Funding and Allstate Life to indemnification against certain civil liabilities, including liabilities under the Securities Act, or to contribution with respect to payments that the Purchasing Agent may be required to make in respect of such liabilities.

         Global Funding is a statutory issuer of the notes and the funding notes under the Securities Act, and Allstate Life is the issuer of the funding agreements under the Securities Act. In addition, under the Securities Act, each trust is a statutory underwriter of each funding agreement and each funding note purchased with the proceeds from the issuance of such trust's notes.

         In the ordinary course of its business, the Purchasing Agent and its affiliates have engaged, and may in the future engage, in investment and commercial banking transactions with Allstate Life and certain of its affiliates.

         Broker-dealers and securities firms have executed dealer agreements with the Purchasing Agent and have agreed to market and sell the notes in accordance with the terms of those agreements and applicable laws and regulations.

         The issuing trusts may sell other securities referred to in the accompanying prospectus, and the amount of notes offered by this prospectus supplement may be reduced as a result of those sales.

                                                                        ANNEX A

                             REPAYMENT ELECTION FORM

                          Allstate Life Global Funding

                          Allstate Life(R) CoreNotes(R)

                                  Cusip Number

To: [Name of trust]

         The undersigned financial institution (the "Financial Institution") represents the following:

         o The Financial Institution has received a request for repayment from the executor or other authorized representative (the "Authorized Representative") of the deceased beneficial owner listed below (the "Deceased Beneficial Owner") of Allstate Life(R)
              CoreNotes(R) (CUSIP No.        ) (the "Notes").

         o At the time of his or her death, the Deceased Beneficial Owner owned Notes in the principal amount listed below.

         o The Deceased Beneficial Owner acquired the Notes at least six months before the date of death of such Deceased Beneficial Owner.

         o The Financial Institution currently holds such Notes as a direct or indirect participant in The Depository Trust Company (the "Depositary"). The Financial Institution agrees to the following terms:

         o The Financial Institution shall follow the instructions (the "Instructions") accompanying this Repayment Election Form (this "Form").

         o The Financial Institution shall make all records specified in the Instructions supporting the above representations available to J.P. Morgan Trust Company, National Association (the "Trustee") or [Name of trust] (the "Trust") for inspection and review within five Business Days of the Trustee's or the Trust's request.

         o If the Financial Institution, the Trustee or the Trust, in any such party's reasonable discretion, deems any of the records specified in the Instructions supporting the above representations unsatisfactory to substantiate a claim for repayment, the Financial Institution shall not be obligated to submit this Form, and the Trustee or Trust may deny repayment. If the Financial Institution cannot substantiate a claim for repayment, it shall notify the Trustee immediately.

         o    Repayment elections may not be withdrawn.

         o The Financial Institution agrees to indemnify and hold harmless the Trustee and the Trust against and from any and all claims, liabilities, costs, losses, expenses, suits and damages resulting from the Financial Institution's above representations and request for repayment on behalf of the Authorized Representative.

         o The Notes will be repaid on the first Interest Payment Date to occur at least 20 calendar days after the date of acceptance of the Notes for repayment, unless such date is not a business day, in which case the date of repayment shall be the next succeeding business day.

         o Subject to the Trust's rights to limit the aggregate principal amount of Notes as to which exercises of the survivor's option shall be accepted in any one calendar year, all questions as to the eligibility or validity of any exercise of the survivor's option will be determined by the Trustee, in its sole discretion, which determination shall be final and binding on all parties.

                             REPAYMENT ELECTION FORM

(1)      Name of Deceased Beneficial Owner

(2)      Date of Death

(3)      Name of Authorized Representative Requesting Repayment

(4)      Name of Financial Institution Requesting Repayment

(5) Signature of Authorized Representative of Financial Institution Requesting Repayment

(6)      Principal Amount of Requested Repayment

(7)      Date of Election

(8)      Financial Institution Representative Name: Phone Number: Fax Number:
         Mailing Address (no P.O. Boxes):

(9)      Wire instructions for payment: Bank Name: ABA Number:
         Account Name:
         Account Number:
         Reference (optional):

TO BE COMPLETED BY THE TRUSTEE:

(A) Election Number*:

(B) Delivery and Payment Date:

(C) Principal Amount:

(D) Accrued Interest:

(E) Date of Receipt of Form by the Trustee:

(F) Date of Acknowledgment by the Trustee:

---------------

* To be assigned by the Trustee upon receipt of this Form. An acknowledgement, in the form of a copy of this document with the assigned Election Number, will be returned to the party and location designated in item (8) above.

INSTRUCTIONS FOR COMPLETING REPAYMENT ELECTION FORM AND EXERCISING REPAYMENT OPTION

         Capitalized terms used and not defined herein have the meanings defined in the accompanying Repayment Election Form.

1. Collect and retain for a period of at least three years (1) satisfactory evidence of the authority of the Authorized Representative, (2) satisfactory evidence of death of the Deceased Beneficial Owner, (3) satisfactory evidence that the Deceased Beneficial Owner beneficially owned, at the time of his or her death, the Notes being submitted for repayment, (4) satisfactory evidence that the Notes being submitted for repayment was acquired by the Deceased Beneficial Owner at least six months before the date of the death of such Deceased Beneficial Owner, and (5) any necessary tax waivers. For purposes of determining whether the Notes will be deemed beneficially owned by an individual at any given time, the following rules shall apply:

         o If a Note (or a portion thereof) is beneficially owned by tenants by the entirety or joint tenants, the Note (or relevant portion thereof) will be regarded as beneficially owned by a single owner. Accordingly, the death of a tenant by the entirety or joint tenant will be deemed the death of the beneficial owner and the entire principal amount so owned will become eligible for repayment.

         o The death of a person beneficially owning a Note (or a portion thereof) by tenancy in common will be deemed the death of the beneficial owner only with respect to the deceased owner's interest in the Note (or relevant portion thereof) so owned, unless a husband and wife are the tenants in common, in which case the death of either will be deemed the death of the beneficial owner and the entire principal amount so owned will be eligible for repayment.

         o A Note (or a portion thereof) beneficially owned by a trust will be regarded as beneficially owned by each beneficiary of the trust to the extent of that beneficiary's interest in the trust (however, a trust's beneficiaries collectively cannot be beneficial owners of more Notes than are owned by the trust). The death of a beneficiary of a trust will be deemed the death of the beneficial owner of the Notes (or relevant portion thereof) beneficially owned by the trust to the extent of that beneficiary's interest in the trust. The death of an individual who was a tenant by the entirety or joint tenant in a tenancy which is the beneficiary of a trust will be deemed the death of the beneficiary of the trust. The death of an individual who was a tenant in common in a tenancy which is the beneficiary of a trust will be deemed the death of the beneficiary of the trust only with respect to the deceased holder's beneficial interest in the Note, unless a husband and wife are the tenants in common, in which case the death of either will be deemed the death of the beneficiary of the trust.

         o The death of a person who, during his or her lifetime, was entitled to substantially all of the beneficial interest in a Note (or a portion thereof) will be deemed the death of the beneficial owner of that Note (or relevant portion thereof), regardless of the registration of ownership, if such beneficial interest can be established to the satisfaction of the Trustee. Such beneficial interest will exist in many cases of street name or nominee ownership, custodial arrangements, ownership by a trustee, ownership under the Uniform Transfers of Gifts to Minors Act and community property or other joint ownership arrangements between spouses. Beneficial interest will be evidenced by such factors as the power to sell or otherwise dispose of a Note, the right to receive the proceeds of sale or disposition and the right to receive interest and principal payments on a Note.

2.       Indicate the name of the Deceased Beneficial Owner on line (1).

3.       Indicate the date of death of the Deceased Beneficial Owner on line
         (2).

4. Indicate the name of the Authorized Representative requesting repayment on line (3).

5. Indicate the name of the Financial Institution requesting repayment on line (4).

6. Affix the authorized signature of the Financial Institution's representative on line (5). THE SIGNATURE MUST BE MEDALLION SIGNATURE GUARANTEED.

7.       Indicate the principal amount of Notes to be repaid on line (6).

8.       Indicate the date this Form was completed on line (7).

9. Indicate the name, mailing address (no P.O. boxes, please), telephone number and facsimile-transmission number of the party to whom the acknowledgment of this election may be sent in item (8).

10.      Indicate the wire instruction for payment on line (9).

11.      Leave lines (A), (B), (C), (D), (E) and (F) blank.

12.      Mail or otherwise deliver an original copy of the completed Form to:

         J.P. Morgan Trust Company, National Association
         2001 Bryan Street, 9th Floor
         Dallas, TX 75201
         Attention: Institutional Trust Services

         FACSIMILE TRANSMISSIONS OF THE REPAYMENT ELECTION FORM WILL NOT BE ACCEPTED.

13. If the acknowledgement of the Trustee's receipt of this Form, including the assigned Election Number, is not received within 10 days of the date such information is sent to the Trustee, contact the Trustee at J.P. Morgan Trust Company, National Association, 227 W. Monroe Street, Suite 2600, Chicago, IL 60606.

         For assistance with this Form or any questions relating thereto, please contact the Trustee at J.P. Morgan Trust Company, National Association, 227 W. Monroe Street, Suite 2600, Chicago, IL 60606.

================================================================================









                                 $2,300,000,000

                          Allstate Life Global Funding
                                    Depositor

                          Allstate Life(R) CoreNotes(R)

           Due Between Nine Months and 30 Years From the Date of Issue
                                 Issued Through

                       Allstate Life Global Funding Trusts

                                   Secured by

                          Funding Agreements Issued by
                         Allstate Life Insurance Company
                                     Sponsor


                                ----------------

                              PROSPECTUS SUPPLEMENT

                                ----------------




                               Merrill Lynch & Co.


                                           , 2005












"Allstate Life(R)" is a registered service mark of Allstate Insurance Company.

"CoreNotes(R)" is a registered service mark of Merrill Lynch & Co., Inc.


================================================================================

The information in this prospectus is not complete and may be changed. Neither the depositor nor the trusts may sell these securities until the registration statement filed with the SEC is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

                              Subject to Completion
                   Preliminary Prospectus dated       , 2005

PROSPECTUS
                                 $2,300,000,000
                          Allstate Life Global Funding
                                    Depositor
                            Secured Medium Term Notes
                          Allstate Life(R) CoreNotes(R)
                                 Issued Through
                       Allstate Life Global Funding Trusts
                                   Secured by
                          Funding Agreemments Issued by
                         Allstate Life Insurance Company
                                     Sponsor
                                -----------------

         Allstate Life Global Funding (the "depositor" or "Global Funding") is a statutory trust formed under the laws of the State of Delaware. Its sole purpose is to facilitate the programs for the issuance of one or more series of secured medium term notes (the "notes"), including, in connection with each offering of notes, to issue the applicable funding note (each, a "funding note") as more fully described herein. Each series of notes will be issued by a newly created separate and distinct Delaware statutory trust (each, a "trust"). Global Funding will be the sole beneficial owner of each trust that is formed and the depositor of the funding agreements into the issuing trusts. The notes may have an aggregate principal amount of up to $2,300,000,000 or the equivalent amount in one or more foreign or composite currencies.

         In connection with the issuance of a series of notes, the issuing trust will acquire one or more funding agreements issued by Allstate Life Insurance Company ("Allstate Life"). The notes of a series will be secured by the right, title and interest of the issuing trust in and to (1) the funding agreement(s) held by that trust, (2) all proceeds of such funding agreement(s) and (3) all books and records pertaining to such funding agreement(s).

         The notes of a series will be the unconditional, direct, non-recourse, secured and unsubordinated obligations of the issuing trust only, will not represent the obligations of, or interest in, any other trust, Global Funding, Allstate Life or any of their respective affiliates and will rank equally among themselves. Each series of notes will be secured by and payable solely out of the assets of the issuing trust, and holders of such series of notes will have no rights against the assets of Global Funding or the assets of any other trust.

         The notes of a series may be listed on a securities exchange.

         Neither the Securities and Exchange Commission, any state securities commission nor any state insurance commission has approved or disapproved of these securities or determined if this prospectus, any prospectus supplement or any pricing supplement is truthful or complete. Any representation to the contrary is a criminal offense.

         The trusts may sell the secured medium term notes referred to herein to one or more of the agents referred to below (collectively, the "Agents") as principals for resale at varying or fixed offering prices or through the applicable Agent(s) as agents using their reasonable efforts on behalf of each issuing trust. The trusts may also sell secured medium term notes directly to investors without the assistance of any Agent. Unless otherwise specified in the applicable pricing supplement, any secured medium term note sold to an Agent as principal will be purchased by that Agent at a price equal to 100% of the principal amount thereof less a percentage of the principal amount equal to the commission applicable to an agency sale of a note of identical maturity. Unless otherwise specified in the applicable pricing supplement, each trust will pay a commission to an Agent, ranging from .150% to .875% of the principal amount of each secured medium term note, depending upon its stated maturity, sold through that Agent as its agent.

         Each trust may sell its Allstate Life(R) CoreNotes(R) to Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Purchasing Agent") as principal for resale at a fixed offering price specified in the applicable pricing supplement or at varying prices. Each trust may also explicitly agree with the Purchasing Agent that it will use its reasonable efforts as agent on behalf of the issuing trust to solicit offers to purchase Allstate Life(R) CoreNotes(R) of the applicable series from that trust at 100% of the principal amount thereof, unless otherwise specified in the applicable pricing supplement. Unless otherwise specified in the applicable pricing supplement, any Allstate Life(R) CoreNote(R) sold to the Purchasing Agent as principal will be purchased by the Purchasing Agent at a price equal to 100% of the principal amount thereof less a percentage of the principal amount equal to the commission applicable to an agency sale of a note of identical maturity. Unless otherwise specified in the applicable pricing supplement, each trust will pay a commission to the Purchasing Agent, ranging from .125% to 2.50% of the principal amount of each applicable Allstate Life(R) CoreNotes(R), depending upon its stated maturity, for each Allstate Life(R) CoreNotes(R) purchased from the issuing trust by the Purchasing Agent as its agent.

                 The date of this prospectus is      , 2005.

"Allstate Life(R)" is a registered service mark of Allstate Insurance Company. "CoreNotes(R)" is a registered service mark of Merrill Lynch & Co., Inc.

                           FORWARD-LOOKING STATEMENTS

Allstate Life

         This prospectus, the applicable accompanying prospectus supplement and each applicable pricing supplement may include forward-looking statements of Allstate Life. These forward-looking statements are not statements of historical fact but rather reflect Allstate Life's current expectations, estimates and predictions about future results and events. These statements may use words such as "will," "should," "likely," "target," "anticipate," "believe," "estimate," "expect," "intend," "predict," "project" and similar expressions as they relate to Allstate Life or its management. When Allstate Life makes forward-looking statements, Allstate Life is basing them on its management's beliefs and assumptions, using information currently available to Allstate Life. These forward-looking statements are subject to risks, uncertainties and assumptions, including but not limited to, risks, uncertainties and assumptions discussed in this prospectus supplement, the accompanying prospectus and in each applicable pricing supplement. Factors that can cause or contribute to these differences include those described under the heading "Risk Factors" in this prospectus supplement. Allstate Life undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, developments or otherwise.

         If one or more of these or other risks or uncertainties materialize, or if Allstate Life's underlying assumptions prove to be incorrect, actual results may vary materially from what Allstate Life projected. Any forward-looking statements of Allstate Life you read in this prospectus, the applicable accompanying prospectus supplement or the applicable pricing supplement reflect Allstate Life's current views with respect to future events and are subject to these and other risks, uncertainties and assumptions relating to Allstate Life's operations, results of operations, growth strategy and liquidity. All subsequent written and oral forward-looking statements attributable to Allstate Life or individuals acting on Allstate Life's behalf are expressly qualified in their entirety by this section. You should specifically consider the factors identified in this prospectus supplement, the accompanying prospectus and each applicable pricing supplement which could cause actual results to differ before making an investment decision.

Global Funding and the Trusts

         This prospectus, the accompanying prospectus supplement and each applicable pricing supplement may include forward-looking statements of Global Funding and the trusts. These forward-looking statements are subject to risks, uncertainties and assumptions, including but not limited to, risks, uncertainties and assumptions discussed in this prospectus, the accompanying prospectus supplement and in each applicable pricing supplement. Global Funding does not, and the trusts will not, undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

         You should specifically consider the factors identified in this prospectus, the accompanying prospectus supplement and each applicable pricing supplement before making an investment decision. Global Funding and the issuing trusts are not currently entitled to the safe harbors contained in Section 27A of the Securities Act of 1933, as amended (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Therefore, forward-looking statements of Global Funding and the issuing trusts in this prospectus and the accompanying prospectus supplement are not currently and will never be entitled to these safe harbors.

                              ABOUT THIS PROSPECTUS

         This prospectus is part of a registration statement filed by Global Funding and Allstate Life (the "registrants") with the Securities and Exchange Commission (the "SEC"). Pursuant to the registration statement, the trusts will be offering, from time to time, up to a total amount of $2,300,000,000 in aggregate principal amount of the notes or the equivalent amount in one or more foreign currencies described in this prospectus. This prospectus provides a general description of the notes that the trusts may be offering. The applicable prospectus supplement will provide the specific terms of the notes of a series and the related funding notes and funding agreements. Each time a trust offers to sell notes, it will provide a pricing supplement to this prospectus and the applicable prospectus supplement that will contain specific information about the terms of that offering. That pricing supplement also may add, update, supplement or clarify information in this prospectus and the applicable prospectus supplement. Before you agree to purchase any notes, you should read this prospectus, the applicable prospectus supplement and the applicable pricing supplement together with the information described under the heading "Incorporation of Documents by Reference" on page [ ]. For more detail on the terms of the notes, you should read the exhibits filed with or incorporated by reference in the registration statement.

         You should rely on the information contained or incorporated by reference in this prospectus, the applicable prospectus supplement and the applicable pricing supplement. Neither the registrants nor any Agent has authorized anyone to provide you with different or additional information. If anyone provides you with different or additional information, you should not rely on it. Neither the registrants nor any Agent is making an offer to sell the notes in any jurisdiction where the offer or sale is not permitted. You should not assume that the information contained or incorporated by reference in this prospectus, the applicable prospectus supplement and the applicable pricing supplement is accurate as of any date other than the date of such document.

         In this prospectus, references to the "depositor" and "Global Funding" are to Allstate Life Global Funding. References to the "trusts" are to Allstate Life Global Funding Trusts. References to an "issuing trust" are to a trust with respect to the series of notes issued and sold to the public by that trust. These references are not to Allstate Life Insurance Company. In this prospectus, references to "Allstate Life" are to Allstate Life Insurance Company.

         In this prospectus, references to the "United States dollars," "U.S. dollars" or "$" are to lawful currency of the United States of America, and references to "Euro" are to the currency introduced at the start of the third stage of the European Economic and Monetary Union pursuant to the Treaty Establishing the European Community, as amended.

                              AVAILABLE INFORMATION

         This prospectus, which constitutes part of the registration statement referred to above, does not contain all of the information set forth in the registration statement. Parts of the registration statement are omitted from this prospectus in accordance with the rules and regulations of the SEC. Allstate Life is subject to the informational requirements of the Exchange Act, and, in accordance with the Exchange Act, Allstate Life files or furnishes annual, quarterly, and special event reports and other information with the SEC.

         Each trust formed in connection with the offering of notes will incur separate reporting obligations under the Exchange Act. As depositor, Global Funding will file periodic reports with the SEC with respect to each trust formed under the programs on Form 8-K or Form 10-D, as applicable, and will file annual reports with respect to each trust on Form 10-K. Global Funding will also transmit such reports to holders of each applicable series of notes in the manner and to the extent required by the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act").

         As part of the Allstate organization, Allstate Life does not maintain a company-specific website. All reports and other information filed by Allstate Life with the SEC are available over the internet at http://www.allstate.com. (This uniform resource locator (URL) is an inactive textual reference only and is not intended to incorporate the Allstate website into this prospectus). Global Funding does not maintain a website. No reports will be made available on the website of any other party as no such obligation is imposed on any such party under the programs. You can read and copy any reports or other information that Global Funding and Allstate Life file at the SEC's public reference room at Room 1580, 100 F Street, N.E., Washington, D.C. 20549. You can also request copies of such documents upon payment of a duplicating fee, by writing to the SEC's public reference room. You can obtain information regarding the public reference room by calling the SEC at 1-800-SEC-0330. Such filings are available to the public from commercial document retrieval services and over the internet at http://www.sec.gov. (This uniform resource locator (URL) is an inactive textual reference only and is not intended to incorporate the SEC website into this prospectus).

         Pursuant to the terms of the Trust Indenture Act, the indenture trustee will be required to transmit to holders of each series of notes reports with respect to certain matters, including any changes to the eligibility and qualifications, any conflicting interests, any unpaid advances made, and its actions that materially affect the applicable notes or collateral. These reports will not be made available on the indenture trustee's website. A copy of each such report shall, at the time of such transmission to indenture security holders, be filed with each stock exchange upon which the applicable note may be listed, and also with the SEC.

                     INCORPORATION OF DOCUMENTS BY REFERENCE

         The SEC allows Global Funding and Allstate Life to incorporate by reference information that Global Funding and Allstate Life file with the SEC into this prospectus and any accompanying prospectus supplement and pricing supplement, which means that incorporated documents are considered part of this prospectus and any accompanying prospectus supplement and pricing supplement. Global Funding and Allstate Life can disclose important information to you by referring you to those documents. Information that Global Funding and Allstate Life file with the SEC will automatically update and supersede information in this prospectus.

         This prospectus and any accompanying prospectus supplement and pricing supplement incorporate by reference:

         o Allstate Life's Annual Report on Form 10-K for the fiscal year ended December 31, 2004;

         o Allstate Life's Quarterly Report on Form 10-Q for the period ended March 31, 2005;

         o Allstate Life's Quarterly Report on Form 10-Q for the period ended June 30, 2005;

         o Allstate Life's Quarterly Report on Form 10-Q for the period ended September 30, 2005; and

         o all filings made with the SEC by Global Funding as depositor with respect to the trust since January 1, 2005 pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act.

         This prospectus and any accompanying prospectus supplement and pricing supplement also incorporate by reference any filings made by Global Funding or Allstate Life with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the

Exchange Act subsequent to the date of this prospectus and prior to the termination of the offering of the notes. These documents contain important information.

         You may request a copy of any documents incorporated by reference in this prospectus and any accompanying prospectus supplement and pricing supplement (including any exhibits that are specifically incorporated by reference in them), at no cost, by writing or telephoning to the following addresses or telephone numbers:


Allstate Life Global Funding                                    Allstate Life Insurance Company
c/o AMACAR Pacific Corp.                                        3100 Sanders Road, Suite M3A
6525 Morrison Boulevard                                         Northbrook, Illinois 60062
Suite 318                                                       Attention: Assistant Vice President, Institutional Markets
Charlotte, North Carolina 28211                                 Tel: (847) 402-5000
Attention: President
Tel: (704) 365-0569


           DESCRIPTION OF ALLSTATE LIFE GLOBAL FUNDING AND THE TRUSTS

General

         Allstate Life Global Funding is a statutory trust formed under the laws of the State of Delaware pursuant to the trust agreement, dated as of June 24, 2002 (as amended, restated or modified from time to time, the "depositor trust agreement"), executed by the Delaware trustee, the administrator and the trust beneficial owner, and the Certificate of Trust filed with the Secretary of State of the State of Delaware on June 24, 2002. You should read the actual documents which are attached as exhibits to the registration statement of which this prospectus forms a part.

         Global Funding has not and will not engage in any activity other than:

         o    beneficially owning the trusts;

         o    issuing one or more funding notes;

         o    acquiring one or more funding agreements from Allstate Life;

         o pledging, assigning as collateral and granting a security interest in the applicable funding agreement(s) to the funding note indenture trustee;

         o assigning absolutely the funding agreement(s) to, and depositing such funding agreement(s) into, the trusts; and

         o engaging in other activities that are necessary, suitable or convenient to accomplish the foregoing or are incidental to or connected with those activities.

         Global Funding is performing the functions of the depositor under the program for the issuance of secured medium term notes (including Allstate Life(R) CoreNotes(R)) described in this prospectus and the applicable prospectus supplements.

         Each series of notes will be issued by a newly created separate and distinct Delaware statutory trust formed by the administrator and the Delaware trustee pursuant to the filing of a certificate of trust and the execution of the applicable trust agreement. Global Funding will be the sole beneficial owner of each trust that is formed.

         After formation, each trust will not engage in any activity other than:

         o    issuing and selling a single series of notes;

         o immediately acquiring a funding note and immediately surrendering such funding note for cancellation pursuant to its terms in exchange for one or more funding agreement(s);

         o    acquiring, holding and maintaining the funding agreement(s);

         o pledging, assigning as collateral and granting a security interest in the applicable funding agreement(s) to the indenture trustee;

         o    making payments on the applicable series of notes; and

         o engaging in other activities that are necessary, suitable or convenient to accomplish the foregoing or are incidental to or connected with those activities.

         The principal executive offices of Global Funding and the trusts will be located at c/o AMACAR Pacific Corp., 6525 Morrison Boulevard, Suite 318, Charlotte, North Carolina 28211. The telephone number is (704) 365-0569.

         Unless otherwise provided in the applicable pricing supplement, the fiscal year for each trust will end on December 31. The fiscal year for Global Funding will end on December 31.

Assets and Obligations of Global Funding; Distributions

         The only equity contribution to Global Funding is $1,000 invested in Global Funding by the trust beneficial owner. Each trust will use the net proceeds received from the issuance of the related series of notes to purchase a funding note from Global Funding. Global Funding will use the net proceeds received from the sale of the related funding note to purchase one or more funding agreements issued by Allstate Life. Pursuant to each funding note indenture, Global Funding will immediately pledge and collaterally assign each such funding agreement to and grant a security interest in each such funding agreement and the related collateral in favor of the funding note indenture trustee. Global Funding will immediately thereafter assign absolutely to, and deposit into, the applicable trust each such funding agreement and, in connection with such assignment and deposit, the relevant funding note will be surrendered for cancellation by or on behalf of the applicable trust, and will be cancelled by the funding note indenture trustee, and the pledge and collateral assignment of each funding agreement to, and the security interest in favor of, the funding note indenture trustee will be terminated. Global Funding will be the sole beneficial owner of each trust that is formed.

         The Delaware trustee has previously established the payment account for Global Funding. The Delaware trustee and any agent of the Delaware trustee shall have exclusive control and sole right of withdrawal with respect to the payment account for the purpose of making deposits in and withdrawals from the payment account in accordance with the depositor trust agreement. All funds and other property deposited or held from time to time in the payment account for Global Funding shall be held by the Delaware trustee in the payment account for the exclusive benefit of the trust beneficial owner, and for distribution by the Delaware trustee as provided in the depositor trust agreement, including (and subject to) any priority of payments provided for in the depositor trust agreement.

         All funds and other property deposited into the payment account of Global Funding shall be distributed by Global Funding as follows:

         First: for the payment of all amounts then due and unpaid upon any funding note and any other amounts due and payable; and

         Second: any remaining funds and other property deposited into the payment account shall be distributed to the trust beneficial owner.

        The Delaware trustee shall deposit in the payment account of Global Funding, promptly upon receipt, any assets received on behalf of Global Funding. Amounts held in the payment account shall not be invested by the Delaware trustee pending the distribution of such amounts to cover any obligations of Global Funding on the funding notes.

         Accordingly, AMACAR Pacific Corp., as trust beneficial owner of Global Funding, will be entitled to receive any residual assets of Global Funding upon its liquidation and dissolution.

Assets and Obligations of the Trusts; Distributions

         The notes of a series will be the unconditional, direct, non-recourse and unsubordinated obligations of the issuing trust only, will not represent the obligations of, or interest in, any other trust, Global Funding, Allstate Life or any of their respective affiliates and will rank equally among themselves. Each series of notes will be secured by and payable solely out of the assets of the issuing trust, and holders of such series of notes will have no right against the assets of Global Funding or the assets of any other trust. Any funding agreement and any other collateral securing the repayment of the obligations under such series of notes will be the assets of the issuing trust and will not be the assets of Global Funding or the assets of any other trust. The sole liability of each trust shall be its series of notes and the sole asset of the trust will be the applicable funding agreement(s).

         On the original issue date of a series of notes, the Delaware trustee shall establish the payment account for the issuing trust. The Delaware trustee and any agent of the Delaware trustee shall have exclusive control and sole right of withdrawal with respect to such payment account for the purpose of making deposits in and withdrawals from the payment account in accordance with the applicable trust agreement and the applicable indenture. Subject to the applicable indenture, all funds or other property received by the Delaware trustee on behalf of the applicable trust in respect of the applicable collateral will be deposited in the payment account of the issuing trust. All funds and other property deposited or held from time to time in the payment account shall be held by the Delaware trustee in the payment account for the exclusive benefit of Global Funding, as the trust beneficial owner, subject to the security interest in the applicable collateral in favor of the indenture trustee on behalf of the holders of the applicable series of notes and any other person for whose benefit the indenture trustee will be holding the applicable collateral and for distribution by the Delaware trustee as provided in the applicable trust agreement, including (and subject to) any priority of payments provided for in the applicable trust agreement.

         Except for payments made on the trust expiration date or otherwise in connection with the liquidation of the issuing trust, all funds and other property received by the Delaware trustee on behalf of the issuing trust in respect of the applicable collateral will be deposited into the payment account of such trust and will be distributed by such trust as follows:

         First: to the indenture trustee for the payment of all amounts then due and unpaid upon the applicable series of notes and any other amounts due and payable, in accordance with the applicable indenture; and

         Second: any remaining funds and other property deposited into the payment account shall be distributed to the trust beneficial owner.

         On the trust expiration date, the remaining collateral and any other assets held in the trust shall be liquidated, and distributed in the following order of priority:

         First: to pay all amounts due and unpaid on the applicable series of notes and any other amounts due and payable in accordance with the applicable indenture; and

         Second: any remaining funds and other property shall be paid to the trust beneficial owner.

         Accordingly, Global Funding, as trust beneficial owner of each trust that is formed, will be entitled to receive any residual assets of such trusts upon their liquidation and dissolution.

Bankruptcy Concerns

         In each trust agreement, the Delaware trustee, the administrator and the trust beneficial owner will agree that none of the parties will institute against the applicable trust any bankruptcy proceeding. Furthermore, in the depositor trust agreement, the parties will agree that none of them will institute any bankruptcy proceedings against Global Funding. Also, in each indenture, the indenture trustee will agree that it will not institute against the applicable trust or Global Funding any bankruptcy proceeding for payments due the indenture trustee. However, during an Event of Default, the indenture trustee (on behalf of the holders of notes of the applicable series) or the holders of such notes may accelerate payments of principal and interest under the notes as well as institute bankruptcy proceedings against the applicable trust. If a bankruptcy proceeding is commenced against any trust, Allstate Life and Global Funding do not anticipate that the assets of such trust will be consolidated with the assets of any other party. As the sole asset of each trust will be funding agreement(s) issued by Allstate Life, upon a proceeding for Allstate Life's liquidation, rehabilitation, conservation or supervision or similar event, an Event of Default under the notes issued by each trust will occur and the indenture trustee on behalf of the holders of each series of notes will have a claim against Allstate Life in such proceeding. No other creditors or policyholders of Allstate Life or Global Funding should have a claim against the funding agreement(s) held by each trust or any claims thereunder.

Delaware Trustee of Global Funding and the Trusts

         General

         The Delaware trustee has served as trustee in connection with numerous registered and unregistered transactions involving the securitization of funding agreements since 1996.

         Allstate Life Global Funding Trusts

         Pursuant to each trust agreement, the Delaware trustee will be the sole trustee of the applicable trust. The Delaware trustee will manage the business and affairs of each trust in accordance with the Delaware Statutory Trust Act; provided, however, that the Delaware trustee will perform only such duties as are specifically set forth in the applicable trust agreement and as it may be directed from time to time by the administrator, the trust beneficial owner and the indenture trustee in accordance with the terms of the applicable trust agreement and the applicable indenture.

         Under each trust agreement, it shall be the duty of the Delaware trustee to discharge, or cause to be discharged, all of its responsibilities pursuant to the terms of the applicable trust agreement, or any other documents or instruments to which it will be a party, and to administer the issuing trust, in accordance with the provisions of the applicable trust agreement and the other program documents and any other documents or instruments to which the issuing trust will be a party. Notwithstanding the foregoing, the Delaware trustee shall be deemed to have discharged its duties and responsibilities under the applicable trust agreement and any other documents or instruments to which the issuing trust is a party to the extent (a) such duties and responsibilities shall have been performed by the administrator and (b) the administrator is required or permitted under the applicable trust agreement, under the administrative services agreement or under any other documents or instruments to which the issuing trust is a party, to perform such act or discharge such duty of the Delaware trustee or the issuing trust; provided, however, that the Delaware trustee shall not be held liable for the default or failure of the administrator to carry out its required obligations under the trust agreement or thereunder but only to the extent such obligations are not also required to be carried out by the Delaware trustee.

         Under each trust agreement, among other items, the Delaware trustee, on behalf of the issuing trust, will have the power and authority to:

         o cause the issuing trust to perform the applicable trust agreement and to enter into, and to execute, deliver and perform on behalf of the issuing trust, the documents contained in the series instrument and the closing instrument for the applicable series of notes, the distribution agreement, the applicable notes, the applicable funding note, each applicable funding agreement and such other certificates, other documents or agreements as may be necessary, contemplated by or desirable in connection with the purposes and function of the issuing trust or any of the above-referenced documents;

         o subject to the provisions of the applicable indenture, receive and maintain custody of each applicable funding agreement and exercise all of the rights, powers and privileges of an owner or policyholder of each funding agreement;

         o grant to the indenture trustee a security interest in the collateral for the applicable series of notes and pledge and collaterally assign the rights, title and interest of the applicable trust in such collateral to the indenture trustee for the benefit of the holders of notes of the applicable series and any other person on whose behalf the indenture trustee will be holding the collateral, and seek release of such security interest upon payment in full of all amounts required to be paid with respect to the applicable series of notes pursuant to the terms and conditions of such notes or the applicable indenture;

         o    establish the payment account for the applicable trust;

         o send notices regarding the applicable notes and the applicable funding agreement(s) to Allstate Life, the indenture trustee, the rating agencies, the trust beneficial owner and the applicable agents under the terms agreement in accordance with the terms of the notes, the indenture, each funding agreement and the trust agreement;

         o take all actions necessary or appropriate to enable the applicable trust to comply with the provisions of the trust agreement regarding income tax treatment;

         o after the occurrence of an event of default under the applicable funding agreement(s) actually known to a responsible officer of the Delaware trustee, subject to the provisions of the applicable indenture, take any action as it may from time to time determine (based solely upon the advice of counsel) is necessary or advisable to give effect to the terms of the trust agreement and to protect and conserve the applicable collateral for the benefit of each holder of the applicable series of notes (without consideration of the effect of any such action on any particular holder) and, within five business days after the occurrence of an event of default under the applicable funding agreement(s) actually known to a responsible officer of the Delaware trustee, give notice thereof to the administrator, the trust beneficial owner and the indenture trustee;

         o to the extent permitted by the applicable trust agreement, to participate in the winding up of the affairs of and liquidation of the applicable trust; and

         o subject to the applicable indenture, to take any action and to execute any documents on behalf of the applicable trust, incidental to the foregoing as the Delaware trustee may from time to time determine (based on the advice of counsel) is necessary or advisable to give effect to the terms of the applicable trust agreement.

         Under each trust agreement, the Delaware trustee shall, based on the advice of counsel, defend against all claims and demands of all persons at any time claiming any lien on any of the assets of the applicable trust adverse to the interest of the applicable trust or any holder of the applicable series of notes, other than the security interest in the collateral granted in favor of the indenture trustee for the benefit of each holder of the applicable series of notes and any other person for whose benefit the indenture trustee is or will be holding the collateral.

         With respect to any trust, the Delaware trustee will not be liable under the applicable trust agreement under any circumstances, except for (i) its own willful misconduct, bad faith or gross negligence; (ii) its failure to use ordinary care to disburse funds or (iii) the inaccuracy of any representation or warranty contained in the applicable trust agreement made by the Delaware trustee.

         The Delaware trustee may resign as Delaware trustee, or the administrator, acting on behalf of the applicable trust, may, in its sole discretion, remove the Delaware trustee, in each case with thirty (30) days' prior notice to the Delaware trustee, the indenture trustee and each rating agency then rating the programs or the applicable series of notes. Upon any resignation or removal of the Delaware trustee, the administrator, acting on behalf of the trust, shall appoint a successor Delaware trustee. If at any time the Delaware trustee shall cease to be eligible to serve as trustee under the applicable trust agreement and shall have not resigned, or if at any time the Delaware trustee shall become incapable of acting or shall be adjudged bankrupt or insolvent, or a receiver for the Delaware trustee or for its property shall be appointed, or any public officer shall take charge or control of the Delaware trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the administrator may remove the Delaware trustee.

          Any resignation or removal of the Delaware trustee and appointment of a successor Delaware trustee pursuant to any of the provisions of the applicable trust agreement shall not become effective until all fees and expenses, including any indemnity payments, due to the outgoing Delaware trustee have been paid and until acceptance of appointment by the successor Delaware trustee pursuant to the applicable trust agreement.

         Global Funding

         Pursuant to the depositor trust agreement, the Delaware trustee will be the sole trustee of Global Funding. The Delaware trustee will manage the business and affairs of Global Funding in accordance with the Delaware Statutory Trust Act; provided, however, that the Delaware trustee will perform only such duties as are specifically set forth in the depositor trust agreement and as it may be directed from time to time by the administrator or the trust beneficial owner in accordance with the terms of the depositor trust agreement.

         Under the depositor trust agreement, it shall be the duty of the Delaware trustee to discharge, or cause to be discharged, all of its responsibilities pursuant to the terms of the applicable trust agreement, or any other documents or instruments to which it will be a party, and to administer Global Funding, in accordance with the provisions of the depositor trust agreement and the other program documents and any other documents or instruments to which Global Funding will be a party. Notwithstanding the foregoing, the Delaware trustee shall be deemed to have discharged its duties and responsibilities under the depositor trust agreement and any other documents or instruments to which Global Funding is a party to the extent (a) such duties and responsibilities shall have been performed by the administrator and (b) the administrator is required or permitted under the depositor trust agreement, under the depositor administrative services agreement or under any other documents or instruments to which Global Funding is a party, to perform such act or discharge such duty of the Delaware trustee or Global Funding; provided, however, that the Delaware trustee shall not be held liable for the default or failure of the administrator to carry out its required obligations under the depositor trust agreement or thereunder but only to the extent such obligations are not also required to be carried out by the Delaware trustee.

         Under the depositor trust agreement, among other items, the Delaware trustee, on behalf of the issuing trust, will have the power and authority to:

         o cause Global Funding to perform the depositor trust agreement and to enter into, and to execute, deliver and perform, the funding notes, the relevant documents contained in each series instrument, the distribution agreement, the name licensing agreement, the depositor support agreement, the depositor administrative services agreement and such other certificates, other documents or agreements as may be necessary, contemplated by or desirable in connection with the purposes and function of Global Funding or any of the above-referenced documents;

         o receive custody of funding agreements and exercise all of the rights, powers and privileges of an owner or policyholder of the funding agreements;

         o cause Global Funding to immediately assign absolutely to, and deposit into, the issuing trust the relevant funding agreement(s);

         o    establish the payment account for Global Funding;

         o send any notices regarding any funding note to Allstate Life, the rating agencies, the trust beneficial owner and the applicable Agents under the relevant terms agreement in accordance with the terms of the relevant funding note and the depositor trust agreement;

         o after the occurrence of an event of default under a funding agreement actually known to a responsible officer of the Delaware trustee, take any action as it may from time to time determine (based solely upon the advice of counsel) is necessary or advisable to give effect to the terms of the depositor trust agreement (without consideration of the effect of any such action on any particular trust) and, within five business days after the occurrence of an event of default under a funding agreement actually known to a responsible officer of the Delaware trustee, give notice thereof to the administrator and the trust beneficial owner;

         o to the extent permitted by the depositor trust agreement, to participate in the winding up of the affairs of and liquidation of Global Funding; and

         o to take any action and to execute any documents on behalf of Global Funding, incidental to the foregoing as the Delaware trustee may from time to time determine (based on the advice of counsel) is necessary or advisable to give effect to the terms of the depositor trust agreement.

         Under the depositor trust agreement, the Delaware trustee shall, based on the advice of counsel, defend against all claims and demands of all persons at any time claiming any lien on any of the assets of Global Funding adverse to the interest of Global Funding or any trust.

         The Delaware trustee will not be liable under the depositor trust agreement under any circumstances, except for (i) its own willful misconduct, bad faith or gross negligence; (ii) its failure to use ordinary care to disburse funds or (iii) the inaccuracy of any representation or warranty contained in the applicable trust agreement made by the Delaware trustee.

         The Delaware trustee may resign as Delaware trustee, or the administrator, acting on behalf of Global Funding, may, in its sole discretion, remove the Delaware trustee, in each case with thirty (30) days' prior notice to the Delaware trustee, the indenture trustee and each rating agency then rating the programs or the applicable series of notes. Upon any resignation or removal of the Delaware trustee, the administrator, acting on behalf of the trust, shall appoint a successor Delaware trustee. If at any time the Delaware trustee shall cease to be eligible to serve as trustee under the depositor trust agreement and shall have not resigned, or if at any time the Delaware trustee shall become incapable of acting or shall be adjudged bankrupt or insolvent, or a receiver for the Delaware trustee or for its property shall be appointed, or any public officer shall take charge or control of the Delaware trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the administrator may remove the Delaware trustee.

          Any resignation or removal of the Delaware trustee and appointment of a successor Delaware trustee pursuant to any of the provisions of the depositor trust agreement shall not become effective until all fees and expenses, including any indemnity payments, due to the outgoing Delaware trustee have been paid and until acceptance of appointment by the successor Delaware trustee pursuant to the depositor trust agreement.

Administrator of Global Funding and the Trusts

         The Delaware trustee, on behalf of Global Funding, executed the amended and restated administrative services agreement of Global Funding, dated as of August 16, 2005 (as amended, restated or modified from time to time, the "depositor administrative services agreement"), with AMACAR Pacific Corp., in its capacity as the administrator of Global Funding. AMACAR Pacific Corp. will also be the administrator of each trust pursuant to separate administrative services agreements. In such capacities the administrator will be responsible for various administrative functions relating to the business of Global Funding and the trusts. See page 38 under the caption "Description of the Administrative Services Agreements" for a description of the administrative functions for which AMACAR Pacific Corp. will be responsible.

Beneficial Ownership of Global Funding and the Trusts

         Global Funding is beneficially owned by AMACAR Pacific Corp. (the "trust beneficial owner"). The trust beneficial owner's only interest in Global Funding is the $1,000 amount invested in Global Funding prior to the issuance of any notes or any funding notes. No other equity contribution will be made to Global Funding by any party. The principals of the trust beneficial owner have advised that it is ultimately owned by several individuals, none of whom are affiliated with Allstate Life or The Allstate Corporation. The investment by the trust beneficial owner will not be secured by the collateral relating to any series of notes.

         Global Funding will be the beneficial owner of each trust that is formed. No equity contribution will be made to any trust by any party.

Negative Covenants of Global Funding

         So long as the depositor trust agreement remains in effect, Global Funding (and the Delaware trustee and the administrator acting on behalf of Global Funding) shall not undertake any business, activity or transaction except as expressly provided for or contemplated by the depositor trust agreement. In particular, Global Funding shall not:

        o sell, transfer, exchange, assign, lease, convey or otherwise dispose of any assets held in Global Funding, except for funding agreements (as of the date of the depositor trust agreement or thereafter acquired);

        o engage in any business or activity other than in connection with, or relating to, (A) the performance of the depositor trust agreement and the execution, delivery and performance of any documents, including the program documents (other than the depositor trust agreement as set forth above), relating to the funding notes and the transactions contemplated thereby and (B) any activities, including entering into agreements that are necessary, suitable or convenient to accomplish the purposes of the Global Funding specified under "-General";

        o incur, directly or indirectly, any debt except for the funding notes;

        o create, incur, assume or permit any lien or other encumbrance on any of its properties or assets owned or thereafter acquired, or any interest therein or the proceeds thereof;

        o amend, modify or fail to comply with any material provision of the depositor trust agreement, except for any amendment or modification of the depositor trust agreement expressly permitted under the depositor trust agreement;

        o own any subsidiary, except for the issuing trusts, or lend or advance any funds to, or make any investment in, any person, except in connection with the funding agreements, the funding notes, the depositor support agreement and any funding agreement;

        o directly or indirectly declare or make any distribution or other payment to, or redeem or otherwise acquire or retire for value the interests of, the trust beneficial owner if any amount under the funding notes or the notes is due and unpaid, or directly or indirectly redeem or otherwise acquire or retire for value any debt other than any funding note if any funding note remains outstanding;

        o become required to register as an "investment company" under the Investment Company Act;

        o enter into any transaction of merger or consolidation or liquidate or dissolve itself (or, to the fullest extent permitted by law, suffer any liquidation or dissolution), or acquire by purchase or otherwise all or substantially all the business or assets of, or any stock or other evidence of beneficial ownership of, any person, except for the issuing trusts;

        o take any action that would cause Global Funding not to be either ignored or treated as a grantor trust for United States Federal income tax purposes;

        o have any employees other than the Delaware trustee, the administrator or any other persons necessary to conduct its business and enter into transactions contemplated under the program documents;

        o have an interest in any bank account other than those accounts required under the program documents;

        o permit any affiliate, employee or officer of Allstate Life or any agent of Allstate Life or any Agent to be a trustee of Global Funding;

        o issue any funding note unless (A) Global Funding has purchased or will simultaneously purchase the relevant funding agreement(s) from Allstate Life and (B) Global Funding will immediately thereafter assign absolutely the relevant funding agreement(s) to the issuing trust, and the relevant funding note will be surrendered; or

        o commingle any of its assets with assets of any of Global Funding's affiliates, or guarantee any obligation of any of Global Funding's affiliates.

Negative Covenants of the Trusts

         The trust agreement of each issuing trust will provide that so long as the trust agreement remains in effect, the trust (and the Delaware trustee and the administrator acting on behalf of the trust) shall not undertake any business, activity or transaction except as expressly provided for or contemplated by the trust agreement or the applicable indenture. In particular, the issuing trust shall not, except as otherwise contemplated by the applicable indenture:

         o sell, transfer, exchange, assign, lease, convey or otherwise dispose of any assets held in the trust (as of the date of the trust agreement or thereafter acquired), including, without limitation, any portion of the applicable collateral, except as expressly permitted under the applicable indenture;

         o engage in any business or activity other than in connection with, or relating to, (A) the performance of the trust agreement and the execution, delivery and performance of any documents, including the program documents (other than the trust agreement as set forth above), relating to the applicable series of notes and the transactions contemplated thereby, (B) the issuance of the applicable series of notes pursuant to the applicable indenture and (C) any activities, including entering into agreements that are necessary, suitable or convenient to accomplish the purposes of the trust specified therein;

         o incur, directly or indirectly, any debt except for the notes or as otherwise contemplated under the applicable indenture or the trust agreement;

         o (A) permit the validity or effectiveness of the applicable indenture or the security interest securing the applicable series of notes to be impaired, or permit such security interest to be amended, hypothecated, subordinated, terminated or discharged, (B) permit any person to be released from any covenants or obligations under any funding agreement securing the applicable series of notes, except as expressly permitted thereunder, under the applicable indenture, the trust agreement, or each applicable funding agreement, (C) create, incur, assume, or permit any lien or other encumbrance (other than the security interest securing the applicable series of notes) on any of its properties or assets, or any interest therein or the proceeds thereof, or (D) permit a lien with respect to the applicable collateral not to constitute a valid first priority perfected security interest in the collateral securing the applicable series of notes;

         o amend, modify or fail to comply with any material provision of the trust agreement, except for any amendment or modification of the trust agreement expressly permitted under the trust agreement or under the applicable indenture or the relevant funding agreement(s);

         o own any subsidiary or lend or advance any funds to, or make any investment in, any person, except for an investment in the applicable funding agreement(s), the applicable funding note or the investment of any funds of the trust held by the indenture trustee, paying agent, registrar, Delaware trustee or administrator as provided in (or in the documents or agreements contained in) the applicable series instrument or the applicable closing instrument, or in any applicable funding agreement;

         o directly or indirectly declare or pay a distribution or make any distribution or other payment, or redeem or otherwise acquire or retire for value any securities other than the applicable series of notes, provided that the trust may declare or pay a distribution or make any distribution or other payment to the trust beneficial owner in compliance with the trust agreement if the trust has paid or made provision for the payment of all amounts due to be paid on the applicable series of notes, and pay all of its debt, liabilities, obligations and expenses, the payment of which is provided for under the applicable support agreement;

         o become required to register as an "investment company" under the Investment Company Act;

         o except as permitted under the applicable indenture, enter into any transaction of merger or consolidation or liquidate or dissolve itself (or, to the fullest extent permitted by law, suffer any liquidation or dissolution), or acquire by purchase or otherwise all or substantially all the business or assets of, or any stock or other evidence of beneficial ownership of, any person;

         o take any action that would cause the trust not to be either ignored or treated as a grantor trust for United States Federal income tax purposes;

         o issue the applicable series of notes unless Allstate Life has affirmed in writing to the trust that it has made changes to its books and records to reflect the grant of a security interest in, and the making of an assignment for collateral purposes of, the relevant funding agreement(s) by the trust to the indenture trustee in accordance with the terms of such funding agreement(s) and the trust has taken such other steps as may be necessary to cause the security interest in or assignment for all collateral purposes of, the collateral to be perfected for purposes of the Uniform Commercial Code or effective against its creditors and subsequent purchasers of the collateral pursuant to insurance or other state laws;

         o make any deduction or withholding from any payment of principal of or interest on the notes (other than amounts that may be required to be withheld or deducted from such payments under the ode or any other applicable tax law) by reason of the payment of any taxes levied or assessed upon any portion of the collateral except to the extent specified in the applicable indenture or a note certificate or supplemental indenture;

         o have any employees other than the Delaware trustee, the administrator or any other persons necessary to conduct its business and enter into transactions contemplated under the program documents;

         o have an interest in any bank account other than (A) those accounts contemplated by the program documents, and (B) those accounts expressly permitted by the indenture trustee; provided that any such further account or such interest of the trust therein shall be charged or otherwise secured in favor of the indenture trustee on terms acceptable to the indenture trustee;

         o permit any affiliate, employee or officer of Allstate Life or any agent of Allstate Life or Agent to be a trustee of the trust; or

         o commingle any of its assets with assets of any of the trust's affiliates, or guarantee any obligation of any of the trust's affiliates.

Amendments of Depositor Trust Agreement

         The depositor trust agreement may be amended from time to time by the Delaware trustee and the administrator by a written instrument executed by the Delaware trustee and the administrator, in any way that is not inconsistent with the intent of the depositor trust agreement, including, without limitation to:
(i) cure any ambiguity, (ii) correct, supplement or modify any provision of the depositor trust agreement that is inconsistent with another provision of the depositor trust agreement or (iii) modify, eliminate or add to any provisions of the depositor trust agreement to the extent necessary to ensure that Global Funding will, at all times, for United States Federal income tax purposes will be either ignored or treated as a grantor trust or to ensure that Global Funding will not be required to register as an investment company under the Investment Company Act and no such amendment shall require the consent of any other person, except to the extent specified in the second and third paragraphs below.

         So long as any funding note remains outstanding, except as provided in the two paragraphs immediately following below, any amendment to the depositor trust agreement that would adversely affect, in any material respect, the terms of any funding note, other then any amendment of the type contemplated by clause
(iii) of the immediately preceding paragraph, shall require the prior consent of the applicable trust.

         So long as any funding note remains outstanding, the depositor trust agreement may not be amended to (i) change the amount or timing of any payment of any funding note or (ii) impair the right of the applicable trust to institute suit for the enforcement of any right for principal and interest or other distribution without the consent of the applicable trust.

         The Delaware trustee shall not be required to enter into any amendment to the depositor trust agreement which adversely affects its own rights, duties or immunities under the depositor trust agreement.

Amendments of Trust Agreements

         The trust agreement of each issuing trust will provide that the trust agreement may be amended from time to time by the Delaware trustee and the administrator by a written instrument executed by the Delaware trustee and the administrator, in any way that is not inconsistent with the intent of the trust agreement, including, without limitation to: (i) cure any ambiguity, (ii) correct, supplement or modify any provision of the trust agreement that is inconsistent with another provision of the trust agreement or (iii) modify, eliminate or add to any provisions of the trust agreement to the extent necessary to ensure that the trust will, at all times, for United States Federal income tax purposes will be either ignored or treated as a grantor trust or to ensure that the trust will not be required to register as an investment company under the Investment Company Act and no such amendment shall require the consent of any other person, except to the extent specified in the second and third paragraphs below.

         So long as any notes of the applicable series remain outstanding, except as provided in the two paragraphs immediately following below, any amendment to the applicable trust agreement that would adversely affect, in any material respect, the terms of any notes of such series, other than any amendment of the type contemplated by clause (iii) of the immediately preceding paragraph, shall require the prior consent of the holders of a majority of the outstanding principal amount of the notes of the applicable series.

         So long as any notes of the applicable series remain outstanding, the applicable trust agreement may not be amended to (i) change the amount or timing of any payment of any notes of the applicable series or (ii) impair the right of any holder thereof to institute suit for the enforcement of any right for principal and interest or other distribution without the consent of each affected holder.

         The Delaware trustee shall not be required to enter into any amendment to any trust agreement which adversely affects its own rights, duties or immunities under the applicable trust agreement.

Relationships among Global Funding, the Trusts, Allstate Life and Allstate Insurance Company

         The following describes the relationships among Global Funding, the trusts, Allstate Life and Allstate Insurance Company:

         o    pursuant to an amended and restated name licensing agreement,
              dated as of    , 2005, Allstate Insurance Company has granted
              Global Funding, and in connection with any issuance and sale of notes, pursuant to a separate name licensing agreement Allstate Insurance Company will grant the issuing trust, a non-exclusive license to use the name "Allstate" and other licensed marks as provided therein;

         o Allstate Life and Global Funding entered into an amended and restated support and expenses agreement dated as of , 2005, pursuant to which Allstate Life agreed, among other things, to pay certain costs and expenses relating to the offering, sale and issuance of each funding note and certain costs, expenses and taxes incurred by Global Funding, and to indemnify Global Funding with respect to certain matters;

         o in connection with the issuance of a series of notes, pursuant to a separate support and expenses agreement, Allstate Life will agree, among other things, to pay certain costs and expenses relating to the offering, sale and issuance of the applicable series of notes and certain costs, expenses and taxes incurred by the issuing trust, and to indemnify the issuing trust with respect to certain matters; and

         o Allstate Life, Global Funding and the applicable issuing trust will enter into the documents contemplated by the medium term note program or the Allstate Life(R) CoreNotes(R) program in connection with the issue and sale of each series of notes.

         Except as set forth above, none of The Allstate Corporation, Allstate Insurance Company, Allstate Life or any of their respective officers, directors, subsidiaries or affiliates owns or will own any beneficial interest in Global Funding or any trust nor has any of these persons or entities entered or will enter into any agreement with Global Funding or any trust.

         No trust will be affiliated with Allstate Life.

         Neither The Allstate Corporation, Allstate Insurance Company, Allstate Life nor any of their respective officers, directors, subsidiaries or affiliates owns, or will own, any beneficial interest in the depositor or the trusts.

         Neither The Allstate Corporation, Allstate Life nor any of their respective officers, directors, subsidiaries or affiliates is affiliated with the Delaware trustee, the trust beneficial owner, the administrator or the indenture trustee. Neither The Allstate Corporation, Allstate Insurance Company, Allstate Life nor any of their respective officers, directors, subsidiaries or affiliates is affiliated with any beneficial owner of AMACAR Pacific Corp.

Costs and Expenses of Global Funding and the Trusts

         Any costs and expenses of Global Funding and each trust shall be paid by Allstate Life pursuant to the applicable support agreement to the extent provided therein. See "Description of Support and Expenses Agreements."

Records and Financial Statements of Global Funding and the Trusts

         Each trust will:

         o    maintain separate and distinct records; and

         o hold and account for its assets separately from the assets of Global Funding and the assets of the other trusts.

         On behalf of the trusts, as depositor, Global Funding will be subject to certain reporting requirements under the Exchange Act.

                 DESCRIPTION OF ALLSTATE LIFE INSURANCE COMPANY

         Allstate Life Insurance Company is the sponsor of the programs. Allstate Life was organized in 1957 as a stock life insurance company under the laws of the State of Illinois. It conducts substantially all of its life insurance operations directly or through wholly owned United States subsidiaries. It is a wholly owned subsidiary of Allstate Insurance Company ("AIC"), a stock property-liability insurance company organized under the laws of the State of Illinois. All of the outstanding stock of AIC is owned by The Allstate Corporation, a publicly owned holding company incorporated under the laws of the State of Delaware.

         The Allstate Corporation, together with its subsidiaries, is the second largest personal property and casualty insurer in the United States on the basis of 2003 statutory premiums earned. Widely known through the "You're In Good Hands With Allstate(R)" slogan, The Allstate Corporation, through its subsidiaries, provides insurance products to approximately 17 million households and has approximately 13,600 exclusive agencies and financial specialists in the United States and Canada.

         Allstate Life sells life insurance, retirement and investment products to individual and institutional customers through several distribution channels. The principal individual products are deferred and immediate fixed annuities, variable annuities, interest-sensitive and traditional life insurance, and accident and health insurance. The principal institutional product is funding agreements backing medium-term notes.

         Allstate Life distributes its products to individuals through multiple intermediary distribution channels, including Allstate exclusive agencies, independent agents (primarily master brokerage agencies), banks, broker-dealers, and specialized structured settlement brokers. Allstate Life sells funding agreements to unaffiliated trusts used to back medium-term notes issued to institutional and individual investors.

         As of December 31, 2004 and December 31, 2003, respectively, Allstate Life's total invested assets in its general account were $69.69 billion and $59.99 billion, and its separate accounts' assets were $14.38 billion and $13.43 billion, respectively. Net income for the years ended December 31, 2004 and 2003 was $181 million and $278 million, respectively.

         Since 1999, Allstate Life has participated in five securitization programs for the issuance of medium term notes secured by funding agreements. The first program in which Allstate Life participated was a securitization program under which notes were offered in private placement transactions by a Cayman Islands limited liability company only to foreign investors, in reliance on Regulation S under the Securities Act. Under this program, in connection with each offering of notes, Allstate Life sells a funding agreement to the issuing entity, which uses the proceeds of the note issuance to pay for the funding agreement and holds the funding agreement as its principal asset. The notes are secured with a lien on the funding agreement. Allstate Life makes payments under the funding agreement which, in turn, are used by the issuing entity to pay interest and principal when due under the applicable notes.

         In September 2000, Allstate Life began participating in a securitization program (the "GMTN I program") under which a Delaware limited liability company issued funding agreement-backed medium term notes in private placement transactions to both "qualified institutional buyers" in the United States in reliance on Rule 144A under the Securities Act, and to foreign investors. In addition to the notes, the issuing entity also offered auction market equity securities ("AMES"). Under the GMTN I program, the future payment stream of Allstate Life's funding agreements was used to back the issuing entity's obligations under both the applicable series of notes and the AMES. In addition, the notes of each series are secured with a lien on each applicable funding agreement.

         Since August 2003, Allstate Life has been participating in an additional global funding agreement-backed medium term note program (the "GMTN II program"). The GMTN II structure does not include the AMES feature. Under the GMTN II program, notes are issued by a Delaware series trust which uses the proceeds from each offering to acquire from Allstate Life a funding agreement with pricing terms matching those of the underlying notes. Each funding agreement is pledged by the issuing entity to the indenture trustee to secure the issuing entity's obligations under the relevant series of notes.

         Since April 2004, Allstate Life has been participating in the programs for the issuance of secured medium term notes (including the Allstate Life(R) CoreNotes(R) program) described in this prospectus and the applicable prospectus supplements.

         Under all of the above described securitization programs, Allstate Life is responsible for certain fees and expenses of, and has certain indemnification obligations with respect to, each of the issuing entities and their respective service providers. Allstate Life also has certain indemnification obligations for securities law liabilities to initial purchasers of notes issued under the above described programs.

         As of November 28, 2005, funding agreements having an aggregate principal amount of $14,219,991,572 have been issued and were outstanding in connection with the securitization programs described above.

         Allstate Life is a "significant obligor" within the meaning of the applicable SEC regulations. This prospectus and any accompanying prospectus supplement and pricing supplement incorporate by reference the consolidated financial statements of Allstate Life and its subsidiaries meeting the requirements of the applicable SEC regulations for financial statements of significant obligors.

         Allstate Life's principal executive offices are located at 3100 Sanders Road, Northbrook, Illinois 60062 and its telephone number is (847) 402-5000.

                COMPUTATION OF RATIO OF EARNINGS TO FIXED CHARGES

         The following table shows the ratio of earnings to fixed charges for Allstate Life and its subsidiaries for the periods indicated:


                                                                         Nine-month
                                                                       periods ended
                                                                        September 30,          Year Ended December 31,
                                                                          --------             -----------------------
                                                                           2005    2004   2004    2003    2002   2001    2000
                                                                           ----    ----   ----    ----    ----   ----    ----
Ratio of earnings to fixed charges(1)(2)(3)                                1.2x    1.2x   1.3x    1.3x    1.2x   1.3x    1.5x

---------------
(1) Allstate Life has authority to issue up to 1,500,000 shares of non-voting preferred stock, par value $100.00 per share. There are currently 49,230 shares of redeemable preferred stock issued and outstanding. Allstate Life is obligated to pay a dividend on those preferred shares.

(2) For the purposes of this computation, earnings consist of income from continuing operations before income taxes and the cumulative effect of change in accounting principle plus fixed charges. Fixed charges consist of the interest factor of annual rental expense, the dividends on redeemable preferred securities and the interest credited to contractholder funds.

(3) Allstate Life continues to sell asset accumulation products that credit interest to the contractholder. This results in a negative impact on the ratio of earnings to fixed charges because the effect of increases in interest credited to contractholders more than offsets the effect of the increases in earnings.


                                 USE OF PROCEEDS

         In connection with the issuance and sale of each series of notes, the issuing trust will use the net proceeds received from the offering of the applicable series of notes to purchase a funding note from Global Funding. Global Funding will use the proceeds received from the sale of such funding note to purchase one or more funding agreements issued by Allstate Life. Allstate Life intends to use the net proceeds from the sale of each funding agreement to purchase investment assets.

                            DESCRIPTION OF THE NOTES

         This prospectus relates to:

         o one or more series of secured medium term notes to be offered primarily to retail investors which are referred to as Allstate Life(R) CoreNotes(R); and

         o one or more series of secured medium term notes to be offered primarily to institutional investors, which one or more newly created separate and distinct Delaware special purpose statutory trusts that may be formed from time to time may offer.

         Allstate Life(R) CoreNotes(R) will be offered from time to time to the public, with payment of principal of, any premium and interest on, and any other amounts due and owing with respect to, the Allstate Life(R) CoreNotes(R) to be secured by one or more applicable funding agreements issued by Allstate Life and assigned absolutely to, and deposited into, the issuing trust by Global Funding.

         The terms of the secured medium term notes are identical in all material respects to the terms of the Allstate Life(R) CoreNotes(R), except that the secured medium term notes:

         o    may be issued as amortizing notes;

         o    may be denominated in one or more foreign currencies;

         o will not contain a survivor's option, permitting optional repayment of notes of a series, subject to certain limitations, prior to maturity, if requested, following the death of the beneficial owner of notes of that series; and

         o may contain a provision providing for the redemption of the notes if Allstate Life is required to pay additional amounts on the related funding agreements pursuant to the applicable pricing supplement and Allstate Life exercises its right to redeem the funding agreements.

         The following is a general description of the terms of the notes. Specific terms of a series of notes will be provided in the applicable prospectus supplement and the applicable pricing supplement which will supplement this prospectus.

         Notes will be issued in one or more series. The terms of each indenture (as defined below) will not limit the amount of notes that the relevant trust may issue. Unless otherwise specified in the applicable prospectus supplement or the applicable pricing supplement, each series of notes will be secured by one or more funding agreements relating to that series of notes.

         Each trust may issue notes at a discount below their stated principal amount, bearing no interest or interest at a rate that at the time of issuance is below market rates.

         Certain federal income tax considerations and other relevant considerations are described in the applicable prospectus supplement or pricing supplement.

         The decision to issue notes to investors and purchase funding agreements or funding notes (in the case of an issuing trust) issued by Allstate Life (or Global Funding in the case of funding notes) rests solely with Global Funding or the issuing trust (in the case of funding notes). Global Funding and the trusts are under no obligation to Allstate Life or any other person or entity to issue any notes or purchase any funding agreements.

                          DESCRIPTION OF THE INDENTURES

         Each series of notes will be issued by a trust pursuant to a separate indenture (each, an "indenture") to be entered into between the issuing trust and J.P. Morgan Trust Company, National Association ("J.P. Morgan Trust Company"), in its capacity as indenture trustee (including any successor, the "indenture trustee"). Each indenture will be subject to and qualified under the Trust Indenture Act. Each indenture will adopt the standard indenture terms, which are filed as an exhibit to the registration statement of which this prospectus is a part and are incorporated into this prospectus by reference.

         The following summary highlights some of the provisions included in the standard indenture terms, but it may not contain all of the information that is important to you. The standard indenture terms are not restated in their entirety and you should read the standard indenture terms, which are attached as an exhibit to the registration statement of which this prospectus forms a part.

Covenants

         Under the applicable indenture, the issuing trust will make certain covenants regarding payment of principal, interest (if any), premium (if any) and other amounts (if any), maintenance of offices or agencies, holding in trust money for note payments, protection of the collateral and delivery of an annual statement as to compliance with conditions, performance of obligations and adherence to covenants under the applicable indenture. Among other covenants, the issuing trust will agree that it will not, so long as any notes of the applicable series are outstanding, except, in any case, as otherwise permitted by the applicable indenture, the applicable trust agreement, or the relevant funding agreement(s):

         o sell, transfer, exchange, assign, lease, convey or otherwise dispose of any of its assets (whenever acquired), including, without limitation, any portion of the collateral securing the obligations under the notes of the relevant series and the applicable indenture;

         o engage in any business or activity other than in connection with, or relating to: the execution and delivery of, and the performance of any obligations under, the applicable trust agreement, the applicable indenture, the applicable administrative services agreement, the applicable terms agreement, the distribution agreement, the applicable support agreement, the applicable funding note and each funding agreement; the issuance and sale of any notes pursuant to the applicable indenture; and the transactions contemplated by, and the activities necessary or incidental to, any of the foregoing;

         o incur, directly or indirectly, any debt except for the applicable series of notes or as otherwise contemplated under the applicable series indenture or under the applicable trust agreement;

         o (A) permit the validity or effectiveness of the applicable indenture or the security interest securing the applicable series of notes to be impaired, or permit such security interest to be amended, hypothecated, subordinated, terminated or discharged;
              (B) permit any person to be released from any covenants or obligations under any funding agreement securing the applicable series of notes, except as expressly permitted under the applicable indenture, the applicable trust agreement or any applicable funding agreement; (C) create, incur, assume, or permit any lien or other encumbrance (other than a lien with respect to the collateral securing the applicable series of notes) on any of its properties or assets (whenever acquired), or any interest therein or the proceeds thereof; or (D) permit a lien with respect to the collateral not to constitute a valid first priority perfected security interest in the collateral securing the applicable series of notes;

         o amend, modify or fail to comply with any material provision of the applicable trust agreement, except for any amendment or modification of the applicable trust agreement expressly permitted thereunder or under the applicable indenture or the applicable funding agreement(s);

         o own any subsidiary or lend or advance any funds to, or make any investment in, any person, except for (A) the investment of any of its funds in the funding note and (B) the investment of any of its funds held by the indenture trustee, a paying agent, the Delaware trustee or the administrator as provided in the applicable indenture or the applicable trust agreement;

         o directly or indirectly declare or pay a distribution or make any distribution or other payment, or redeem or otherwise acquire or retire for value any of its securities other than the applicable series of notes; provided that it may:

                  o declare or pay a distribution or make any distribution or other payment to Global Funding, as its beneficial owner in compliance with the provisions of the applicable trust agreement if it has paid or made provision for the payment of all amounts due to be paid on the applicable series of notes; and

                  o pay all of its debt, liabilities, obligations and expenses, the payment of which is provided for under the applicable support agreement;

         o become required to register as an "investment company" under and as such term is defined in the Investment Company Act of 1940, as amended;

         o enter into any transaction of merger or consolidation, or liquidate or dissolve itself (or, to the fullest extent permitted by law, suffer any liquidation or dissolution), or acquire by purchase or otherwise all or substantially all the business or assets of, or any stock or other evidence of beneficial ownership of, any other person;

         o take any action that would cause Global Funding or any trust not to be either ignored or treated as a grantor trust for U.S. federal income tax purposes;

         o    issue any notes of the applicable series unless:

                  o Allstate Life has affirmed in writing to the issuing trust that it has made changes to its books and records to reflect the granting by the issuing trust of a security interest in, and the making by the issuing trust of an assignment for collateral purposes of, the relevant funding agreement(s) by the issuing trust to the indenture trustee in accordance with the terms of the relevant funding agreement(s) and the applicable indenture; and

                  o it has taken such other steps as may be necessary to cause the indenture trustee's security interest in or assignment for collateral purposes of the relevant collateral to be perfected for purposes of the UCC or effective against its creditors and subsequent purchasers of such collateral pursuant to insurance or other state laws;

         o make any deduction or withholding from the principal of or interest on the applicable series of notes other than amounts that may be required to be withheld or deducted from such payments under the Internal Revenue Code of 1986, as amended (the "Code") or any other applicable tax law, by reason of the payment of any taxes levied or assessed upon any portion of any relevant collateral except to the extent specified in the applicable indenture, any certificate representing a note of such series or any supplemental indenture;

         o have any employees other than the Delaware trustee and the administrator or any other persons necessary to conduct its business and enter into transactions contemplated under the applicable indenture, the applicable trust agreement, the applicable administrative services agreement, the applicable terms agreement, the distribution agreement, the applicable support agreement, the applicable funding note or any applicable funding agreement;

         o    have an interest in any bank account other than:

                  o the accounts required under the applicable indenture, the applicable trust agreement, the applicable terms agreement, the distribution agreement or any applicable funding agreement; and

                  o those accounts expressly permitted by the indenture trustee; provided that any such further accounts or such interest of the issuing trust therein shall be charged or otherwise secured in favor of the indenture trustee on terms acceptable to the indenture trustee;

         o permit any affiliate, employee or officer of Allstate Life or any agent to be a trustee of the issuing trust; or

         o commingle its assets with any assets of Global Funding, any other trust or any of its affiliates, or guarantee any obligation of any of its affiliates.

Events of Default

         The following will be "Events of Default" with respect to the notes of a particular series issued pursuant to the applicable indenture:

         o default in the payment when due and payable of the principal of, or any premium on, any note of such series;

         o default in the payment when due and payable, of any interest on, or any additional amounts with respect to, any note of such series and continuance of such default for a period of five business days;

         o any "Event of Default" (as defined in the funding agreement) by Allstate Life under any funding agreement securing the notes of such series or any Event of Default (as defined in the applicable funding note) under the applicable funding note;

         o the issuing trust fails to observe or perform any covenant contained in the notes of such series or in the applicable indenture for a period of 30 days after the date on which written notice specifying such failure, stating that such notice is a "Notice of Default" thereunder and demanding that the issuing trust remedy the same, will have been given by registered or certified mail, return receipt requested, to the issuing trust by the indenture trustee, or to the issuing trust and the indenture trustee by the holder or holders of at least 25% in aggregate principal amount of the outstanding notes of such series affected thereby;

         o the applicable indenture for any reason shall cease to be in full force and effect or shall be declared null and void, or the indenture trustee shall fail to have or maintain a validly created and first priority perfected security interest (or the equivalent thereof) in the collateral required to secure the notes of such series; or any person shall successfully claim, as finally determined by a court of competent jurisdiction, that any lien on such collateral in favor of the indenture trustee for the benefit of the holders of the notes of such series and any other person for whose benefit the indenture trustee is holding the applicable collateral, is void or is junior to any other lien or that the enforcement thereof is materially limited because of any preference, fraudulent transfer, conveyance or similar law;

         o an involuntary case or other proceeding shall be commenced against the issuing trust seeking liquidation, reorganization or other relief with respect to the issuing trust or its debts under any bankruptcy, insolvency, reorganization or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of the issuing trust or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days; or an order for relief shall be entered against the issuing trust under the federal bankruptcy laws;

         o the issuing trust commences a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency, reorganization or other similar law or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of the issuing trust or any substantial part of its property, or it consents to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or makes a general assignment for the benefit of creditors, or fails generally to pay its debts as they become due, or takes any statutory trust action to authorize any of the foregoing; or

         o any other Event of Default provided in any supplemental indenture or in a note certificate representing the notes of such series.

         If one or more Events of Default shall have occurred and be continuing with respect to the notes of such series, then, and in every such event, unless the principal of all of the notes of such series shall have already become due and payable, either the indenture trustee or the holder or holders of not less than 25% in aggregate principal amount of the notes of such series then outstanding under the applicable indenture by notice in writing to the issuing trust (and to the Indenture Trustee if given by such holders), may declare the entire principal of, and premium on (if any), all the notes of such series and any interest accrued thereon and any other amounts due and owing with respect thereto, to be due and payable immediately, and upon any such declaration the same shall become immediately due and payable; provided that, if any Event of Default specified in the sixth or seventh bullets above occurs with respect to the issuing trust, or if any Event of Default specified in the third bullet above that would cause any funding agreement securing the notes of such series to become automatically and immediately due and payable occurs with respect to Allstate Life, then without any notice to the issuing trust or any other act by the indenture trustee or any holder of any notes of such series, the entire principal of, and premium on (if any), all the notes of such series and the interest accrued thereon and any other amounts due and owing with respect thereto, shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which will be waived by the issuing trust under the applicable indenture.

         If at any time after the principal of the notes of such series, any interest accrued thereon and any other amounts due or owing with respect thereto shall have been so declared due and payable and before any judgment or decree for the payment of the funds due shall have been obtained or entered as hereinafter provided, the issuing trust shall pay or shall deposit with the indenture trustee a sum sufficient to pay all due and payable interest on all the notes of such series, any interest accrued thereon and any other amounts due or owing with respect thereto and the principal of and premium on (if any) any and all notes of such series which shall have become due and payable otherwise than by acceleration (with interest on such principal and, to the extent that payment of such interest is enforceable under applicable law, on overdue interest and any other amounts payable, at the same rate as the rate of interest specified in the note certificates representing the notes of such series to the date of such payment or deposit) and such amount as shall be sufficient to cover reasonable compensation to the indenture trustee and each predecessor indenture trustee, their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the indenture trustee and each predecessor indenture trustee except as a result of negligence or bad faith, and if any and all Events of Default under the applicable indenture, other than the non-payment of the principal of and premium on (if any) the notes of such series which shall have become due by acceleration, shall have been cured, waived or otherwise remedied as provided herein, then and in every such case the applicable holder representative (as defined below), by written notice to the issuing trust and to the indenture trustee, may waive all defaults and rescind and annul such declaration and its consequences, but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default or shall impair any right consequent thereon.

         Upon the occurrence and during the continuation of an Event of Default, the claims of the indenture trustee for its fees and expenses will have priority over the claims of holders of notes of such series with respect to any funds collected by the indenture trustee during such Event of Default, subject to the terms of the applicable indenture.

         Except in the circumstances described in the third bullet point above, an Event of Default under the notes of a series will not constitute an event of default under any related funding agreement. In the absence of a contemporaneous event of default under any applicable funding agreement, the issuing trust will probably not have sufficient amounts to pay fully all amounts due to the holders of the applicable series of notes upon the occurrence of an acceleration event with respect to such series of notes. In such a case, the indenture trustee, acting for the benefit of the holders of the applicable series of notes, will be limited to a proceeding against each applicable funding agreement and the related collateral. However, because under such circumstances Allstate Life would not be under any obligation to accelerate its payment obligations under any such funding agreement, the indenture trustee could only:

         o continue to receive scheduled periodic payments under the collateral, including any applicable funding agreement;

         o dispose of the collateral, including any applicable funding agreement, subject to obtaining the consent of Allstate Life; or

         o    exercise any combination of the foregoing.

         Any such disposition of collateral could be made on unfavorable terms and result in material losses to the holders of the applicable series of notes.

         In addition, in the event of any acceleration under a series of notes, the amounts of cash received under any applicable funding agreement(s), the applicable support agreement and any other sources available to the issuing trust may be insufficient to enable it to satisfy all of its support obligations and other cash obligations. The failure to have sufficient cash to meet these obligations could result in insolvency or other circumstances that could result in material losses to the holders of the applicable series of notes.

Application of Proceeds

         Any funds collected by the indenture trustee following an Event of Default under the applicable indenture in respect of the notes of a series shall be applied in the following order at the date or dates fixed by the indenture trustee and, in case of the distribution of such funds on account of principal, any premium and interest and any other amounts due and owing, upon presentation of the global security or certificates representing the notes of such series and the notation thereon of the payment if only partially paid or upon the surrender thereof if fully paid:

         First: to the payment of costs and expenses, including reasonable compensation to the indenture trustee and each predecessor indenture trustee and their respective agents and attorneys and of all expenses and liabilities incurred, and all advances made, by the indenture trustee and each predecessor indenture trustee except as those adjudicated in a court of competent jurisdiction to be the result of any such indenture trustee's negligence or bad faith, in an aggregate amount of no more than $250,000 for all series of notes outstanding; and provided further, that this provision shall not derogate from the indenture trustee's rights to have the applicable holder representative offer to the indenture trustee reasonable security or indemnity against costs, expenses and liabilities which might be incurred by it in compliance with an order, request or direction, or if the indenture trustee makes an investigation, the indenture trustee may require reasonable indemnity against the costs, expenses or liabilities as a condition precedent and such reasonable expenses shall be paid by the issuing trust, or if such costs, expenses or liabilities are paid by the indenture trustee or any predecessor trustee, such payments shall be reimbursed by the issuing trust on demand;

         Second: to the payment of principal, any premium and interest, any additional amounts and any other amounts then due and owing on the notes of such series, ratably, without preference or priority of any kind, according to the aggregate amounts due and payable on such notes;

         Third: to the payment of any other Obligations then due and owing with respect to such series of notes, ratably, without preference or priority of any kind; and

         Fourth: to the payment of any remaining balance to the issuing trust for distribution by the administrator in accordance with the provisions of the applicable trust agreement.

         Any funds collected by the indenture trustee where no Event of Default exists under an indenture in respect of notes of a series shall be applied in the following order at the date or dates fixed by the indenture trustee and, in case of the distribution of such funds on account of principal, any premium and interest, and any additional amounts, upon presentation, if applicable, of the certificate representing the notes of such series and the notation thereon of the payment if only partially paid or upon the surrender thereof if fully paid:

         First: to the payment of principal, any premium and interest, any additional amounts, and any other amounts then due and owing on the notes of such series, ratably, without preference or priority of any kind, according to the aggregate amounts due and payable on such notes;

         Second: to the payment of any other Obligations then due and owing with respect to such series of notes, ratably, without preference or priority of any kind; and

         Third: to the payment of any remaining balance to the issuing trust for distribution by the administrator in accordance with the provisions of the applicable trust agreement.

         The indenture trustee may make distributions under an indenture in cash or in kind or, on a ratable basis, in any combination thereof.

         Except as provided in the immediately following paragraph, all funds received by the indenture trustee shall, until used or applied as provided in the applicable indenture, be held in trust for the purposes for which they were received. The indenture trustee (and each of its agents and affiliates) shall deposit all cash amounts received by it (or any such agents or affiliates) that are derived from the collateral for the benefit of the holders of the applicable series of notes in a segregated account maintained or controlled by the indenture trustee, consistent with the rating of the outstanding notes of such series. Neither the indenture trustee nor any agent of the applicable trust or the indenture trustee shall be under any liability for interest on any funds received by it under the applicable indenture.

         Any funds deposited with or paid to the indenture trustee or any paying agent for the payment of the principal of, any interest or premium on, or any additional amounts or any other amounts with respect to, any note of a series and not applied but remaining unclaimed for three years after the date upon which such principal, interest, premium, additional amounts or any other amount shall have become due and payable, shall, upon the written request of the applicable trust and unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property law, be repaid to the applicable trust by the indenture trustee or such paying agent, and the holder of any such note shall, unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property laws, thereafter look only to the applicable trust for any payment which such holder may be entitled to collect, and all liability of the indenture trustee or any paying agent with respect to such funds shall thereupon cease.

Trust Certificate of Compliance

         Under each indenture, the trust will furnish to the indenture trustee
on or before     in each year (beginning with    ) a brief certificate as to its
knowledge of the trust's compliance with all conditions and covenants under the applicable indenture (which will be determined without regard to any period of grace or requirement of notice provided under the indenture).

Servicer Reports on Assessment of Compliance With Servicing Criteria and Compliance Statements

         With respect to each trust, pursuant to the terms of the applicable indenture, J.P. Morgan Trust Company, National Association, as the servicer, will be obligated to provide, in connection with each filing of an Annual Report on Form 10-K for the applicable Trust, the required report on an assessment of compliance with the servicing criteria set forth in Item 1122 of Regulation AB and a statement of compliance pursuant to Item 1123 of Regulation AB.


Fees and Expenses Payable Out of Cash Flows From Funding Agreements

         It is expected that funding agreement(s) securing the obligations of any issuing trust under a series of notes will constitute the sole source of payments in respect of the notes of such series. Pursuant to each indenture, any funds collected by the indenture trustee under the applicable series of notes will be applied as described under "--Application of Proceeds" and used in part to pay certain costs and expenses as described in the table below:


---------------- ----------------- ------------------------------------ ---------------- ----------------- --------------------
Payment of Fees  Party Receiving             General Purpose            Source of Funds    Distribution      Amount Payable
                     Fees and                                                                Priority
                     Expenses
---------------- ----------------- ------------------------------------ ---------------- ----------------- --------------------
---------------- ----------------- ------------------------------------ ---------------- ----------------- --------------------
Following        Indenture         Costs and expenses, including        Funds            First priority    Actual expenses
Event of         Trustee           reasonable compensation of the       collected by     (prior to the     (in an aggregate
Default                            indenture trustee, and each          the indenture    payment of any    amount of no more
                                   predecessor indenture trustee and    trustee in       other amounts,    than $250,000 for
                                   their respective agents and          respect of the   including any     all series of
                                   attorneys, and all expenses and      applicable       amounts due and   notes outstanding)
                                   liabilities incurred, and advances   series of notes  owing on the
                                   made, by the indenture trustee and                    notes of the
                                   each predecessor indenture                            applicable
                                   trustee, excluding those resulting                    series)
                                   from negligence or bad faith
---------------- ----------------- ------------------------------------ ---------------- ----------------- --------------------
---------------- ----------------- ------------------------------------ ---------------- ----------------- --------------------
Prior to and     Indenture         All costs and expenses (including    Funds            Third priority    Actual expenses
Following        Trustee           attorneys' fees) incurred by the     collected by     (after the
Event of                           indenture trustee in realizing on    the indenture    payment of all
Default                            the applicable collateral            trustee in       amounts due and
                                                                        respect of the   owing under the
                                                                        applicable       notes of the
                                                                        series of notes  applicable
                                                                                         series)
---------------- ----------------- ------------------------------------ ---------------- ----------------- --------------------



Certain Rights of Holders

         The holder or holders of a majority in aggregate principal amount of the notes of any series at the time outstanding shall have the right to elect a holder representative ("holder representative") who shall have binding authority upon all the holders and who shall direct the time, method, and place of conducting any proceeding for any remedy available to the indenture trustee, or exercising any trust or power conferred on the indenture trustee by the applicable indenture, provided that:

         o such direction shall not be otherwise than in accordance with law and the provisions of the applicable indenture; and

         o the indenture trustee shall have the right to decline to follow any such direction if the indenture trustee, being advised by counsel, shall determine that the action or proceeding so directed may not lawfully be taken or if the indenture trustee in good faith by its board of directors, the executive committee, or a trust committee of directors or responsible officers of the indenture trustee shall determine that the action or proceedings so directed would involve the indenture trustee in personal liability.

         Nothing in an indenture shall impair the right of the indenture trustee in its discretion to take any action deemed proper by the indenture trustee and which is not inconsistent with such direction by the holder or holders of notes of the applicable series.

         No holder of the notes of a series shall have any right to institute any proceedings, judicial or otherwise, with respect to the relevant indenture or any agreement or instrument included in the relevant collateral or for the appointment of a receiver or trustee, unless:

         o such holder has previously given written notice to the indenture trustee of a continuing Event of Default with respect to such series of notes;

         o the holder or holders of notes representing not less than 25% of the aggregate principal amount of the outstanding notes of such series shall have made written request to the indenture trustee to institute proceedings in respect of such Event of Default in its own name as the indenture trustee;

         o such holder or holders have offered to the indenture trustee indemnity or security satisfactory to it against the costs, expenses and liabilities to be incurred in compliance with such request;

         o the indenture trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

         o no direction inconsistent with such written request has been given to the indenture trustee during such 60-day period by the holder or holders of notes representing at least 66 (2)/3% of the aggregate principal amount of the outstanding notes of such series;

it being understood and intended that no holder or holders of notes of a series shall have any right in any manner whatever by virtue of, or by availing of, any provision of the applicable indenture to affect, disturb or prejudice the rights of any other holder of any note of the relevant series or to obtain or to seek to obtain priority or preference over any other holder of the relevant series to enforce any right under such indenture, except in the manner therein provided and for the equal and ratable benefit of all the holders of the notes of the relevant series.

         Since Allstate Life and Global Funding are registrants, purchasers of notes may be able to proceed directly against Allstate Life and Global Funding to enforce their rights under the Federal securities laws and their rights under the Federal securities laws will be no different than if they purchased the underlying funding agreements directly from Allstate Life or the underlying funding notes directly from Global Funding.

Modifications and Amendments

         Modifications and Amendments Without Consent of Holders

         The issuing trust and the indenture trustee may from time to time and at any time enter into an indenture or indentures supplemental to the applicable indenture for one or more of the following purposes without the consent of any holders of the applicable series of notes:

         o to add to the issuing trust's covenants such further covenants, restrictions, conditions or provisions as the issuing trust and the indenture trustee shall consider to be for the protection of each holder of notes of the applicable series, and to make the occurrence, or the occurrence and continuance, of a default in any such additional covenants, restrictions, conditions or provisions an Event of Default permitting the enforcement of all or any of the several remedies provided in the relevant indenture, as described herein; provided that, in respect of any such additional covenant, restriction, condition or provision such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such an Event of Default or may limit the remedies available to the indenture trustee upon such an Event of Default or may limit the right of the applicable holder representative to waive such an Event of Default;

         o to cure any ambiguity or to correct or supplement any provision contained in the relevant indenture or in any applicable supplemental indenture or note certificate which may be defective or inconsistent with any other provision contained in such indenture or in any applicable supplemental indenture or note certificate; or to make such other provisions in regard to matters or questions arising under the relevant indenture or under any applicable supplemental indenture or note certificate as the issuing trust may deem necessary or desirable and which shall not adversely affect the interests of the holders in any material respect; or

         o to evidence and provide for the acceptance of appointment under the relevant indenture by a successor indenture trustee with respect to the notes of the applicable series and to add to or change any of the provisions of such indenture as shall be necessary to provide for or facilitate the issuing trust's administration under the applicable indenture by more than one indenture trustee.

         The issuing trust shall advise all rating agencies that are then rating the medium term note program, the Allstate Life(R) CoreNotes(R) program or the relevant series of notes of any such supplemental indentures.

         Modifications and Amendments With Consent of Holders

         With the consent of the holder or holders of not less than 66 (2)/3% in aggregate principal amount of the outstanding notes of the applicable series, the issuing trust and the indenture trustee may, from time to time and at any time, enter into a supplemental indenture for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the relevant indenture or of any applicable supplemental indenture or note certificate or of modifying in any manner the rights of the holders of notes of such series; provided, that no such supplemental indenture shall:

         o change the final maturity of such series of notes, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or impair or affect the right of any holder of notes of such series to institute suit for the payment thereof without the consent of the holder of each note of such series;

         o modify any of the provisions of the relevant indenture except to increase the percentage of notes of such series required to approve any such supplemental indenture; or

         o permit the creation of any lien ranking prior to or on a parity with the lien of the relevant indenture with respect to any part of the relevant collateral or terminate the lien of such indenture on any property held for the benefit and security of holders of notes of such series or deprive any holder of any note of such series of the security afforded by the lien of the relevant indenture, without the consent of the holder of each note of such series.

         The issuing trust shall advise all rating agencies that are then rating the medium term note program, the Allstate Life(R) CoreNotes(R) program or the relevant series of notes of any such supplemental indentures.

Indenture Trustee

         Under each indenture, if an Event of Default with respect to the applicable series of notes has occurred and is continuing, the indenture trustee is obligated to exercise such of the rights and powers vested in it by such indenture, and to use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

         Each indenture will provide that, except during the continuance of an Event of Default, the indenture trustee need perform only those duties that are specifically set forth therein, and no implied covenants or obligations of the indenture trustee will be read into such indenture.

         No provision of an indenture will be construed to relieve the indenture trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

         o this paragraph does not limit the effect of the second preceding paragraph;

         o in the absence of bad faith on its part, the indenture trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the indenture trustee and conforming to the requirements of the applicable indenture unless a responsible officer (as defined in the applicable indenture) of the indenture trustee has actual knowledge that such statements or opinions are false; provided that the indenture trustee must examine such certificates and opinions to determine whether they conform to the requirements of the applicable indenture;

         o the indenture trustee will not be liable for any error of judgment made in good faith by a responsible officer, unless it is proved that the indenture trustee was negligent in ascertaining the pertinent facts;

         o the indenture trustee will not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction of the applicable holder representative relating to the time, method and place of conducting any proceeding for any remedy available to the indenture trustee, or exercising any trust or power conferred upon the indenture trustee, under the applicable indenture with respect to the notes of the applicable series; and

         o no provision of the applicable indenture will require the indenture trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties thereunder, or in the exercise of any of its rights or powers thereunder, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

         The indenture trustee may resign at any time under any indenture by giving not less than 90 days' prior written notice thereof to the issuing trust and the holders of the applicable series of notes. If no successor indenture trustee shall have accepted appointment within 30 days after the giving of such notice of resignation, the resigning indenture trustee will be permitted to petition any court of competent jurisdiction for the appointment of a successor indenture trustee.

         If at any time:

         o the indenture trustee shall cease to be eligible to serve as indenture trustee under the requirements of the applicable indenture and shall fail to resign after written request;

         o the indenture trustee shall become incapable of acting with respect to the applicable series of notes or shall be adjudged as bankrupt or insolvent, or a receiver or liquidator of the indenture trustee or of its property shall be appointed, or any public officer shall take charge or control of the indenture trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation; or

         o the indenture trustee shall fail to comply with the obligations imposed upon it under Section 310(b) of the Trust Indenture Act with respect to the applicable series of notes after written request therefor by the issuing trust or any holder of such notes who has been a bona fide holder of such notes for at least six months;

then, the issuing trust (except upon the occurrence and during the continuation of an Event of Default) will be permitted to remove the indenture trustee with respect to the applicable series of notes and appoint a successor indenture trustee under the applicable indenture.

         In addition to the right of petition given to the resigning indenture trustee under an indenture and the right of removal given to the issuing trust thereunder as described in the preceding two paragraphs, any holder who has been a holder of notes of such series for at least six months may, on behalf of itself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor indenture trustee under the applicable indenture or the removal of the indenture trustee and the appointment of a successor indenture trustee under the applicable indenture, as the case may be.

         The applicable holder representative may at any time remove the indenture trustee with respect to the notes of such series and appoint a successor indenture trustee with respect to the notes of such series by delivering to the indenture trustee so removed, to the successor indenture trustee so appointed and to the issuing trust the evidence required for such action by the relevant indenture.

         With respect to any series of notes as to which J.P. Morgan Securities Inc. will serve as an agent, the relevant trust will appoint an eligible and unaffiliated entity to serve as indenture trustee, instead of J.P. Morgan Trust Company. In this situation, Global Funding will appoint an eligible and unaffiliated entity to serve as funding note indenture trustee, instead of JPMorgan for the related funding note.

         Pursuant to each indenture, J.P. Morgan Trust Company will perform the functions of the servicer in respect of the programs. J.P. Morgan Trust company is a national banking association and wholly owned subsidiary of J.P. Morgan Chase & Co., a holding company with assets in excess of $1 trillion and operations in more than 50 countries, which operations include investment banking, financial services for consumers and businesses, financial transaction processing, asset and wealth management and private equity.

         J.P. Morgan Trust Company performs as indenture trustee through the Worldwide Securities Services division of the Treasury & Securities Services line of business. JPMorgan Worldwide Securities Services offers a full range of trust and administrative services for various types of securitization transactions from its office at 4 New York Plaza, New York, New York 10004 and other offices worldwide. Asset classes for which JPMorgan Worldwide Securities Services serves as trustee include residential and commercial mortgages, credit cards, auto loans, equipment loans and leases, home equity loans, trade receivables, commercial leases, franchise loans, funding agreement backed note programs and student loans. JPMorgan Worldwide Securities Services is a provider of transaction services to 23,500 clients worldwide for more than $4.5 trillion in global debt. In transactions where J.P. Morgan Trust Company acts as an independent collateral agent, it maintains separate accounts for the collateral of each such transaction. J.P. Morgan Trust Company and its predecessors have served as indenture trustee on transactions involving the securitization of funding agreements since 1994. J.P. Morgan Trust Company currently acts as indenture trustee or paying agent for various funding agreement backed note programs with approximately 169 trusts outstanding.

Meetings of Holders

         A meeting of holders of notes of a series will be permitted to be called at any time and from time to time pursuant to the relevant indenture to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by such indenture to be made, given or taken by such holders of notes of such series.

         Unless otherwise provided in a note certificate representing the notes of a particular series, the indenture trustee may at any time call a meeting of holders of notes of such series for any purpose specified in the preceding paragraph, to be held at such time and at such place in the City of New York or the city in which the Corporate Trust Office (as defined in the applicable indenture) is located. Notice of every meeting of holders of notes of such series, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, must be given not less than 21 nor more than 180 days prior to the date fixed for the meeting.

         Any resolution passed or decision taken at any meeting of holders of notes of a series duly held in accordance with the relevant indenture will be binding on all of the holders of notes of such series, whether or not such holders were present or represented at the meeting.

Nonrecourse Enforcement

         Notwithstanding anything to the contrary contained in an indenture or the notes of a series, other than as described below, none of Allstate Life, its officers, directors, affiliates, employees or agents or any of the trustees of Global Funding or the trusts, beneficial owners or agents, or any of their respective officers, directors, affiliates, employees or agents, all of whom are collectively referred to in this prospectus as the "nonrecourse parties," will be personally liable for the payment of any principal, interest or any other sums at any time owing under the terms of any notes. If any Event of Default shall occur with respect to any notes of any series, the right of the holder or holders of notes of such series and the indenture trustee on behalf of such holder or holders in connection with a claim related to such series of notes will be limited solely to a proceeding against the relevant collateral.

         Neither any such holder or holders nor the indenture trustee on behalf of such holder or holders will have the right to proceed against the nonrecourse parties or the assets of Global Funding or any other trust to enforce the relevant series of notes (except that to the extent they exercise their rights, if any, to seize any relevant funding agreement(s), they may enforce the funding agreement(s) against Allstate Life) or for any deficiency judgment remaining after foreclosure of any property included in the relevant collateral.

         The limitations on the rights of the holders described in the previous two paragraphs will not in any manner or way constitute or be deemed a release of the debt or other obligations of the issuing trust evidenced by the notes of the applicable series or otherwise affect or impair the enforceability against the assets of the issuing trust of the liens, assignments, rights and security interests created by the relevant indenture, the relevant collateral or any other instrument or agreement evidencing, securing or relating to the indebtedness or the obligations of the issuing trust evidenced by the notes of the applicable series. The holders of notes of a series are not precluded from foreclosing upon any property included in the relevant collateral or from any other rights or remedies in law or in equity against the assets of the issuing trust.

         Since Allstate Life and Global Funding are registrants, purchasers of notes may be able to proceed directly against Allstate Life and Global Funding to enforce their rights under the Federal securities laws depending on the particular facts and circumstances and their rights under the Federal securities laws will be no different than if they purchased the underlying funding agreements from Allstate Life or Global Funding.

Notices

         All notices regarding notes of a series will be mailed to the registered owners thereof as their names appear in the applicable note register maintained by the indenture trustee.

Governing Law; Submission to Jurisdiction

         Each indenture and the notes of each series shall (unless specified otherwise in the applicable prospectus supplement) be governed by, and construed in accordance with, the laws of the State of New York, except as required by mandatory provisions of law and except to the extent that the validity or perfection of the ownership of and security interest in the relevant funding agreements of the issuing trust or remedies under the applicable indenture in respect thereof may be governed by the laws of a jurisdiction other than the State of New York. All judicial proceedings brought against a trust or the indenture trustee arising out of or relating to the relevant indenture, any note of the applicable series or any portion of the relevant collateral may be brought in a United States federal court located in New York City, the Borough of Manhattan, provided that the applicable prospectus supplement may specify other jurisdictions as to which the issuing trust may consent to the nonexclusive jurisdiction of courts with respect to such series of notes.

                        DESCRIPTION OF THE FUNDING NOTES

         Each trust will use the net proceeds received from the issuance of the related series of notes to purchase a funding note. Global Funding will use the net proceeds received from the sale of the related funding note to purchase one or more funding agreements issued by Allstate Life. Pursuant to each funding note indenture, Global Funding will immediately pledge and collaterally assign each such funding agreement to and grant a security interest in each such funding agreement and the related collateral in favor of the funding note indenture trustee. Global Funding will immediately thereafter assign absolutely to, and deposit into, the applicable trust each such funding agreement and, in connection with such assignment and deposit, the relevant funding note will be surrendered for cancellation by or on behalf of the applicable trust, and will be cancelled by the funding note indenture trustee, and the pledge and collateral assignment of each funding agreement to, and the security interest in favor of, the funding note indenture trustee will be terminated.

         The funding note will have a principal amount equal to the principal amount of the related funding agreement(s) and the related series of notes. Each funding note will otherwise have payment and other terms substantially similar to the related funding agreement(s) and the related series of notes, except that the terms of each funding note will provide that it will be cancelled immediately upon the sale of, and deposit into, the issuing trust by Global Funding of the related funding agreement(s).

                      DESCRIPTION OF THE FUNDING AGREEMENTS

         This section provides a summary of the material terms and conditions of the funding agreements issued under the programs. Specific terms of the funding agreement(s) issued with respect to a series of notes and the extent to which these general provisions apply to such funding agreement(s) will be provided in the applicable prospectus supplement and pricing supplement to this prospectus. This summary is not complete and you should read the detailed provisions of the funding agreements. A copy of the form of funding agreement is filed as an exhibit to the registration statement (of which this prospectus is a part) and is incorporated into this prospectus by reference.

General

         In connection with the issuance of a series of notes, the issuing trust will acquire one or more funding agreements issued by Allstate Life. The issuing trust will grant a security interest in, pledge and collaterally assign each such funding agreement to the indenture trustee as collateral to secure the obligations under the applicable series of notes.

         Each funding agreement will be issued by Allstate Life to the applicable trust and will be held separately as collateral by the indenture trustee for the benefit of the holders of the applicable series of notes. Each funding agreement will represent Allstate Life's unsecured obligation. Under the funding agreement(s) securing the obligations of a trust under its series of notes, the applicable trust shall pay Allstate Life one or more deposit(s) in an aggregate amount equal to the issue price of the applicable series of notes plus accrued interest, if any, less any commission or compensation payments due to any person. Such deposit(s) shall be made in the currency in which such notes are denominated. Upon receipt of such deposit(s), Allstate Life shall be obligated to establish one or more general account records, each of which is referred to as a "funding account", which will evidence its obligation under the funding agreement(s). Unless otherwise specified in the applicable pricing supplement, the deposit(s) of such obligation(s) will be deemed to be equal to the aggregate face amount of the notes of the applicable series of notes and interest, if any, will accrue on such balance at such rate and upon such terms as is accruing on the applicable series of notes. See "Description of the Notes" in the applicable prospectus supplement. Unless otherwise specified in the applicable pricing supplement, for each funding agreement securing a series of notes other than discount notes, the deposits received pursuant to the funding agreement (as specified in the pricing annex to such funding agreement), less any withdrawals to make payments under such funding agreement (other than additional amounts, if applicable), plus any interest accrued pursuant to such funding agreement, all as set forth in the pricing annex to such funding agreement, is referred to as the "funding account balance". Unless otherwise specified in the applicable pricing supplement, for each funding agreement securing a series of notes that are discount notes, the deposit received pursuant to the funding agreement (as specified in the pricing annex to such funding agreement), less any withdrawals to make payments under such funding agreement (other than additional amounts, if applicable), plus any accrual of discount (determined in accordance with the applicable series of notes), plus, if applicable, any interest accrued pursuant to such funding agreement, all as set forth in the pricing annex to such funding agreement, is referred to as "funding account balance". The obligations of Allstate Life under each funding agreement will constitute its general account obligations and shall not be obligations of any of its separate accounts.

         Under each funding agreement issued under the program, Allstate Life will be obligated to make or cause to be made certain payments as are necessary to permit the issuing trust to meet in full its scheduled payment obligations under the relevant series of notes. Therefore, the currency of denomination, maturity, redemption, repayment and interest rate provisions of the funding agreement(s) issued by Allstate Life to the issuing trust shall be structured so that the payments made by or at the direction of Allstate Life will enable the issuing trust to meet its requisite obligations under the relevant series of notes. The repayment of principal on such funding agreement(s) will occur at the stated date of maturity of the funding agreement(s), or, under certain circumstances specified by the terms of the funding agreement(s), at a date or dates prior to maturity. Amounts received by the issuing trust in respect of interest or principal on the funding agreement(s) held by it will be applied to all payments due the holders of notes of the related series of notes. Additional terms of each applicable funding agreement will be described in the applicable prospectus supplement and pricing supplement.

         A funding agreement is a type of insurance company product in which the purchaser, usually an institutional investor, pays the insurance company a deposit and, in turn, receives scheduled payments of principal and interest. The deposit Allstate Life receives on the issuance of a funding agreement under the programs will be part of its general account and not allocated to any of its separate accounts. Allstate Life's general account is the account which contains all of its assets and liabilities other than those held in its separate accounts. Separate accounts are segregated accounts which are established for certain products that Allstate Life sells. A separate account holds assets and liabilities specifically related to one or more products and segregates these assets and liabilities from the assets and liabilities of all other separate accounts and the assets and liabilities of Allstate Life's general account. Since the deposit made under any funding agreement issued by Allstate Life under the programs will be part of its general account, Allstate Life's obligations under each such funding agreement will be the obligations of its general account, rather than the obligations of any separate account. As such, Allstate Life will invest the proceeds from the sale of funding agreements under the programs in a portfolio of assets which along with its other general account assets will be used to meet its contractual obligations under the funding agreements and its other general account obligations. Allstate Life will earn the spread differential, if any, between the cost of its obligations under such funding agreements and the yield on its invested assets.

         Allstate Life has established internal procedures to ensure that it performs all of its payment obligations under the funding agreements. A specific group of Allstate Life employees will monitor performance of Allstate Life's payment obligations under the funding agreements and will promptly notify the indenture trustee in the event it has not timely made payments under any funding agreement. Under the applicable indenture, the calculation agent will notify Allstate Life of the amount of interest due on any notes of the applicable series prior to any interest payment date. Additionally, in the event that Allstate Life fails timely to make any payment under the applicable funding agreement(s), the indenture trustee will notify Allstate Life of such failure and will have the right to enforce the rights of holders of the applicable series of notes contained in the applicable indenture.

Priority of Funding Agreements

         The funding agreements are unsecured obligations of Allstate Life, an Illinois stock life insurance company. In the event of insolvency of an Illinois insurance company, claims against the insurer's estate are prioritized pursuant to Section 5/205 of the Illinois Insurance Code. Under Section 5/205(1)(d) of the Illinois Insurance Code, claims by "policyholders, beneficiaries, and insureds, under insurance policies, annuity contracts, and funding agreements" receive payment prior to any distribution to general creditors not falling within any other priority class under the Illinois Insurance Code.

         In a properly prepared and presented case in a delinquency proceeding under Article XIII of the Illinois Insurance Code, 215 ILCS Section 5/187 et seq. (the "Illinois Liquidation Act"), the timely and properly filed claims of an owner under the funding agreement (with the possible exception of claims for Additional Amounts, as discussed below) would be entitled to distribution pari passu with claims made by other policyholders, beneficiaries, and insureds under other insurance policies, insurance contracts, annuities and funding agreements issued by Allstate Life, and the claims of the Illinois Life and Health Insurance Guaranty Association, and any similar organization in another state, in accordance with Section 5/205(1)(d) of the Illinois Liquidation Act, and an owner's claims under the funding agreement should not be recharacterized as other than the claims of a policyholder, beneficiary, or insured under an insurance policy, insurance contract, annuity or funding agreement.

         If a funding agreement so provides, Allstate Life may be required to pay Additional Amounts (as such term is defined therein) to the indenture trustee as collateral assignee of the funding agreement. For a discussion regarding payment of Additional Amounts, see "Description of the Notes--Withholding Tax and Payment of Additional Amounts." The language of
Section 205(1)(d) that specifically refers to claims under "funding agreements" has not been interpreted in any Illinois judicial decision. Specifically, there is no authority addressing whether claims under funding agreements for Additional Amounts would be accorded priority under Section 205(1)(d) as claims made by other policyholders, beneficiaries and insureds under other policies, insurance contracts, annuities and funding agreements. Accordingly, although such payments could be viewed as a claim under the funding agreements within the meaning of Section 5/205(1)(d), they may also be argued to be a separate payment obligation. Therefore, while in a proceeding before a court of competent jurisdiction the court might find that a claim for an Additional Amount constitutes a claim under a funding agreement, it also might find that such a claim is not a claim entitled to the priority afforded by Section 5/205(1)(d). If a claim for an Additional Amount does not constitute a claim entitled to the priority afforded by Section 5/205(1)(d), then in a properly prepared and presented case any claim for an Additional Amount would be entitled to the same priority as claims of general creditors of Allstate Life under Section 5/205(1)(g).

         As insurance contracts under Illinois law, funding agreements rank senior to unsecured indebtedness of Allstate Life. Therefore, if Allstate Life were to offer notes directly to investors, holders of such notes would receive an effectively subordinated obligation because of the relative priority of insurance contracts and funding agreements over unsecured indebtedness.

         With respect to any issuance of the notes of a series, the aggregate amount of Allstate Life's liabilities that would rank pari passu with each funding agreement securing such series of notes is disclosed in the financial statements of Allstate Life contained in Allstate Life's most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q filed with the SEC, in each case as of the date of such financial statements. This amount appears in the Consolidated Statements of Financial Position as a liability under the line item entitled "Contractholder funds."

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


         The statutory authorizations for the uses of funding agreements under the Illinois Insurance Code (the "Illinois Insurance Code") are severely limited. The form of funding agreement has been filed with the Illinois Department of Insurance and has been accepted as a funding agreement that is a type of annuity contract without life contingency permitted by Section 5/226.1 of the Illinois Insurance Code. Under that provision, the permitted uses are limited to funding of: (a) ERISA employee benefit plans; (b) an activity of an Internal Revenue Code Section 501(c) organization; (c) a program of a government entity or instrumentality; (d) structured settlement claims; and (e) a program of an institution with assets in excess of $25,000,000. Thus, the market for direct sales of funding agreements is very narrow, essentially limited to large institutional investors under Rule 144A or foreign investors under Regulation S promulgated under the Securities Act, as amended. Moreover, in contrast to medium term notes, funding agreements have no secondary market to provide investors with liquidity or mark-to-market valuation and, therefore, the funding agreement market is much narrower than the universe of investors who can purchase medium term notes.

         In addition, funding agreements are insurance contracts authorized by
Section 5/226.1 of the Illinois Insurance Code. Only licensed insurance agents or the issuing insurance company may sell such contracts. Thus, not only is the market for direct funding agreement sales limited by the specified classes of buyers, but it is restricted also by the limits on the agency force.

         The Illinois Department of Insurance has confirmed that it does not consider the sale of publicly offered funding agreement backed medium term notes to violate the Illinois Insurance Code. In addition, the Illinois Department of Insurance has approved the form of funding agreement to be used in connection with the medium term note program and the Allstate Life(R) CoreNotes(R) program.

Ratings

         The rating by any rating agency of the financial strength of Allstate Life does not mean that such rating agency will rate a funding agreement or the related series of notes. However, unless otherwise indicated in the applicable pricing supplement, each series of notes, the related funding note and the funding agreement(s) securing such series of notes will have an issue credit rating of "AA" from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's"). We expect the program to be rated "Aa2" by Moody's Investors Service, Inc. ("Moody's") and "AA" by Standard & Poor's. If Moody's or Standard & Poor's changes the program rating, the new program rating will be specified in the applicable pricing supplement. Notes of a series will be issued under the program only in the event that, at the time of issuance of such series of notes, at least one nationally recognized rating agency would assign an investment grade rating to such series of notes, the related funding note and the funding agreement(s) securing such series of notes.

Insolvency of Allstate Life

         In the event of insolvency of an Illinois insurance company, claims against the insurer's estate are prioritized pursuant to Section 5/205 of the Illinois Insurance Code. Under Section 5/205(1)(d) of the Illinois Insurance Code, claims by "policyholders, beneficiaries, and insureds, under insurance policies, annuity contracts, and funding agreements" receive payment prior to any distribution to general creditors not falling within any other priority class under the Illinois Insurance Code. The funding agreements are unsecured obligations of Allstate Life.

         Lord, Bissell & Brook LLP, special Illinois insurance regulatory counsel of Allstate Life, has opined that, subject to the limitations, qualifications and assumptions set forth in its opinion letter, in a properly prepared and presented case, (1) in a delinquency proceeding under Article XIII of the Illinois Insurance Code, 215 ILCS Section 5/187 et seq. (the "Illinois Liquidation Act"), the timely and properly filed claims of an owner under the funding agreement (with the possible exception of claims for Additional Amounts, as discussed below) would be entitled to distribution pari passu with claims made by other policyholders, beneficiaries, and insureds under other insurance policies, insurance contracts, annuities and funding agreements issued by Allstate Life, and the claims of the Illinois Life and Health Insurance Guaranty Association, and any similar organization in another state, in accordance with
Section 5 /205(1)(d) of the Illinois Liquidation Act, and (2) an owner's claims under the funding agreement should not be recharacterized as other than the claims of a policyholder, beneficiary, or insured under an insurance policy, insurance contract, annuity or funding agreement.

         If a funding agreement so provides, Allstate Life may be required to pay Additional Amounts (as such term is defined therein) to the indenture trustee as collateral assignee of the funding agreement. Although such payments could be viewed as a claim under the funding agreements within the meaning of
Section 5/205(1)(d), it may also be argued to be a separate payment obligation. Therefore, while in a proceeding before a court of competent jurisdiction the court might find that a claim for an Additional Amount constitutes a claim under a funding agreement, it also might find that such a claim is not a claim entitled to the priority afforded by Section 5 /205(1)(d). Lord, Bissell & Brook LLP has opined that if a claim for an Additional Amount does not constitute a claim entitled to the priority afforded by Section 5/205(1)(d), then in a properly prepared and presented case any claim for an Additional Amount would be entitled to the same priority as claims of general creditors of Allstate Life under Section 5/205(1)(g).

         In the absence of controlling judicial precedents, the opinion of Lord, Bissell & Brook LLP is based on a reasoned analysis of Illinois statutes, as well as application of other states' judicial decisions involving similar or analogous circumstances, and is subject to the limitations, qualifications and assumptions set forth in its opinion letter. Investors should note that in the event of the insolvency of an insurance company, however, the judicial application of statutes governing the distribution of the insurer's general assets has typically proceeded on a case-by-case basis.

         The scope of the Lord, Bissell & Brook LLP opinion regarding a liquidation proceeding with respect to Allstate Life is limited to an Illinois liquidation proceeding and only those claims that are made in domiciliary proceedings in an Illinois court. The opinion of Lord, Bissell & Brook LLP recites basic facts with respect to the funding agreement, the transaction in which the funding agreement is to be issued and the parties to the transaction, and those facts are implicitly assumed in connection with the rendering of the opinion.

        The assumptions, limitations and qualifications in the opinion include, without limitation:

        o that it is limited to the application of the law of the State of Illinois;

        o     that the opinion is rendered solely as of the date thereof;

        o that limited documents were reviewed in issuing the opinion and that no opinion is expressed as to such documents;

        o     that the funding agreement may be issued with a life contingency;

        o that the opinion assumes the veracity and accuracy of the form of the funding agreement reviewed and the funding agreement's enforceability under and compliance with applicable laws, as well as the adherence to the proper legal formalities of and separate corporate distinctions between Allstate Life and the holders of the notes;

        o that there is no Illinois statutory or case law guidance as to the definition of "annuity contract;" and

        o that the terms "policyholders," "beneficiaries" and "insureds" are not defined in the Illinois Liquidation Act.

Payments under Funding Agreements

         Under the terms of each funding agreement securing the obligations under a series of notes, Allstate Life will be obligated to make payments in the amounts necessary to permit the issuing trust to meet in full its scheduled payment obligations under the applicable series of notes.

         Unless otherwise specified in the applicable pricing supplement, the issuing trust will not pay any additional amounts to holders of the notes of a series in the event that any withholding or deduction for or on account of any United States taxes or other governmental charges is required. If the applicable prospectus supplement or the applicable pricing supplement specifies that the issuing trust will pay additional amounts to holders of the notes of the applicable series in the event of certain changes in tax law, including the repeal of the "Portfolio Interest Exemption" from United States Federal withholding taxes for payments to non-U.S. Holders, the relevant funding agreement(s) will provide that Allstate Life will make payments to the issuing trust in the amounts necessary to permit it to pay additional amounts, if any, required to be paid to holders of the particular series of notes. If the payment of additional amounts to holders of a particular series of notes is required as a result of a change in tax law, Allstate Life will be obligated to pay such additional amounts to the issuing trust under the relevant funding agreement(s).

Events of Default

         The following will be "Events of Default" under each funding agreement:

         o default in the payment when due and payable of any principal amount under the funding agreement;

         o default in the payment of any interest accrued when such amounts become due and payable, and continuance of such default for a period of five business days;

         o Allstate Life fails, is unable, or Allstate Life admits in writing its inability, generally to pay its debts as such debts become due; or the board of directors of Allstate Life adopts any action to approve or for the purpose of effecting any of the actions referred to in this paragraph;

         o default in the performance or breach of any one or more of the other covenants of Allstate Life under such funding agreement, and continuance of such default or breach for a period of 45 days after there has been given notice thereof to Allstate Life;

         o a court having jurisdiction in the premises has entered a decree or order for relief in respect of Allstate Life in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect in the United States of America or any other applicable jurisdiction which decree or order is not stayed; or any other similar relief has been granted under any applicable law;

         o an insolvency case has been commenced against Allstate Life under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect in the United States of America or any other applicable jurisdiction and such case shall not have been dismissed or stayed, in each case within 45 days, or a decree or order of a court having jurisdiction in the premises for the appointment of a receiver, liquidator, rehabilitator, conservator, sequestrator, trustee, custodian or other officer having similar powers over Allstate Life, or over all or a substantial part of its property, has been entered; or there has occurred the involuntary appointment of an interim receiver, trustee or other custodian of Allstate Life, for all or a substantial part of its property; or a court having jurisdiction in the premises has entered a decree or order declaring the dissolution of Allstate Life; or a warrant of attachment, execution or similar process has been issued against any substantial part of the property of Allstate Life;

         o the Director of the Illinois Department of Insurance or any other insurance supervisor having jurisdiction over Allstate Life shall have filed a petition seeking any order under the Illinois Insurance Code or other applicable insurance law to rehabilitate, liquidate, or conserve the assets of, or take other similar action with respect to, Allstate Life; or

         o Allstate Life commences a voluntary case or other proceeding seeking liquidation, dissolution, reorganization or other relief with respect to itself or its debts under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect in the United States of America (or any state thereof) or any other applicable jurisdiction, or seeking the appointment of a receiver, liquidator, rehabilitator, sequestrator, conservator or other similar officer of Allstate Life or any substantial part of its property, or consents to the entry of an order for relief in an involuntary case, or to the conversion of an involuntary case to a voluntary case, under any such law, or consents to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of its property; or Allstate Life makes any general assignment for the benefit of creditors.

         If one or more Events of Default shall have occurred and be continuing (other than an Event of Default specified in the third, fourth, fifth, sixth, seventh and eighth bullets above), the indenture trustee as collateral assignee of the funding agreement may, by written notice to Allstate Life, declare the principal of, plus accrued but unpaid interest on and any other amounts then due and owing with respect to, such funding agreement to be due and payable and such amounts will become due and payable on the date the written declaration is given to Allstate Life; provided that if an Event of Default specified in the third, fourth, fifth, sixth, seventh and eighth bullets above occurs, such amounts will be automatically and immediately due and payable without any declaration or other act on the part of the indenture trustee as collateral assignee of the funding agreement; provided further that, without affecting the obligation of Allstate Life to repay such amounts, no such repayment shall be made in preference to other policyholders of Allstate Life.

Representations and Warranties in the Funding Agreement

         In each funding agreement, each party will represent and warrant as follows:

         o the representing party has the power to enter into the funding agreement and to consummate the transactions contemplated thereby;

         o the funding agreement has been duly authorized, executed and delivered by the representing party;

         o assuming the due authorization, execution and delivery thereof by the other party thereto, the funding agreement constitutes a legal, valid and binding obligation of the representing party; and

         o the funding agreement is enforceable against the representing party in accordance with the terms thereof, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights and subject, as to enforceability, to general principles of equity, regardless of whether enforcement is sought in a proceeding in equity or at law.

Restrictions on Transfer

         Each funding agreement will contain provisions prohibiting any transfer or assignment of the funding agreement or any right to receive payments under the funding agreement without the express written consent of Allstate Life and the written affirmation of Allstate Life that it has changed its books and records to reflect the transfer or assignment or right to receive payments under the funding agreement. In connection with the issuance of a series of notes, Allstate Life will consent to the sale and deposit of each relevant funding agreement from the depositor to the issuing trust and the pledge and collateral assignment of, and the grant of a security interest in, each such funding agreement to the indenture trustee, and will affirm that it has changed its books and records to reflect the foregoing.

Termination of Funding Agreements by Allstate Life

         If the applicable pricing supplement specifies that the issuing trust will pay additional amounts to holders of its notes in the event of certain changes in tax law, including the repeal of the "Portfolio Interest Exemption" from United States Federal withholding taxes for payments to non-U.S. Holders, the funding agreement(s) securing such series of notes will provide that Allstate Life may terminate the relevant funding agreement(s) upon the occurrence of certain specified tax events. Unless otherwise specified in the applicable Pricing Supplement, Allstate Life will not be able to unilaterally terminate any funding agreements under any other circumstances. In order to terminate the relevant funding agreement(s) in the event of a certain change in tax law, Allstate Life must give not less than 30 and no more than 75 days prior written notice to the issuing trust and pay such issuing trust the outstanding principal of and accrued but unpaid interest, including any additional amounts due and owing, on the notes of such series or such other amount as is specified in the applicable pricing supplement for such notes. However, Allstate Life may not give notice of termination earlier than 90 days prior to the earliest day when Allstate Life would become obligated to pay any such additional amounts were a payment in respect of the funding agreement(s) then due.

Governing Law

         Each funding agreement will be governed by, and construed in accordance with, the laws of the State of Illinois without regard to conflict of law principles.

                 DESCRIPTION OF SUPPORT AND EXPENSES AGREEMENTS

Support and Expenses Agreements of the Trusts

         This section provides a summary of the material terms and conditions of each support and expenses agreement to be entered into by Allstate Life and the applicable issuing trust (each, a "support agreement"). Each support agreement will incorporate by reference the standard support and expenses agreement terms. The form of support and expenses agreement is included in the form of series instrument. This summary is not complete and you should read the detailed provisions of the standard support and expenses agreement terms, and the applicable support agreement. Copies of the support and expenses agreement terms and the form of series instrument have been filed as exhibits to the registration statement of which this prospectus is a part and are incorporated into this prospectus by reference.

         Under each support agreement, Allstate Life will agree to pay the costs and expenses relating to the offering, sale and issuance of the applicable series of notes, including in connection with the acquisition of the applicable funding agreement(s), and costs, expenses and taxes incurred by the issuing trust other than certain excluded amounts described below, and to indemnify the indenture trustee, the Delaware trustee, the administrator and each other service provider, as well as the issuing trust, with respect to certain matters. No expenses will be payable from the applicable offering proceeds.

         Under each support agreement, Allstate Life will not be obligated to pay any costs, expenses, taxes or other amounts that are considered excluded amounts. Excluded amounts include:

         o any obligation Global Funding or any trust may have to make any payment in accordance with the terms of any funding notes or any notes;

         o any obligation or expense of Global Funding or any trust to the extent that such obligation or expense has actually been paid utilizing funds available from payments under the applicable funding agreement(s) and funding notes, as applicable;

         o any cost, loss, damage, claim, action, suit, expense, disbursement, tax, penalty and liability of any kind or nature whatsoever resulting from or relating to any insurance regulatory or other governmental authority asserting that:

                  o the funding notes or the notes are, or are deemed to be, participations in the funding agreements or contracts of insurance, or

                  o the offer, purchase, sale and/or transfer of the funding notes or the notes and/or the pledge and collateral assignment of, or the grant of a security interest in, any funding agreement, constitute the conduct of the business of insurance or reinsurance in any jurisdiction or require Global Funding, any trust or any holder to be licensed as an insurer, insurance agent or broker in any jurisdiction;

         o any obligation of Global Funding or any trust to pay additional amounts to indemnify any holder of the funding notes or the notes against potential withholding tax liabilities;

         o any cost, loss, damage, claim, expense, tax, penalty or liability of any kind imposed on a service provider to the trust resulting from the bad faith, misconduct or negligence of such service provider;

         o    any income taxes or overhead expenses of any service provider; or

         o any withholding taxes imposed with respect to payments made under any funding agreement or any notes, or any additional amounts paid to any noteholder.

         With respect to any support obligation owed to the Delaware trustee and the administrator, excluded amounts specified in the third bullet point above shall not apply.

Support and Expenses Agreement of Global Funding

         Allstate Life and Global Funding entered into an amended and restated
support and expenses agreement dated as of        , 2005 (the "depositor support
agreement"). Pursuant to the depositor support agreement Allstate Life agreed to pay the costs and expenses relating to the offering, sale and issuance of each funding note and costs, expenses and taxes incurred by Global Funding other than the excluded amounts (as described under " --Support and Expenses Agreements of the Trusts" above). Pursuant to the depositor trust agreement Allstate Life also agreed to indemnify the indenture trustee, the Delaware trustee, the administrator and each other service provider, as well as Global Funding, with respect to certain matters.

         Under the depositor trust agreement, Allstate Life will not be obligated to pay any costs, expenses, taxes or other amounts that are considered excluded amounts.

                DESCRIPTION OF ADMINISTRATIVE SERVICES AGREEMENTS

Administrative Services Agreements of the Trusts

         This section provides a summary of the material terms and conditions of each administrative services agreement to be entered into between the administrator and each trust to be formed in connection with the issuance of a series of notes (each, an "administrative services agreement"). The form of administrative services agreement is included in the form of series instrument. Each administrative services agreement will incorporate by reference the standard administrative services terms. This summary is not complete and you should read the detailed provisions of the standard administrative services terms and the applicable administrative services agreement. Copies of the standard administrative services terms and the form of series instrument have been filed as exhibits to the registration statement of which this prospectus is a part and are incorporated into this prospectus by reference.

         Pursuant to each administrative services agreement, the administrator will perform various financial, statistical, accounting and other services for the issuing trust, including maintenance of books and records, preparation, upon request, of amendments to and waivers under certain documents, holding, maintaining and preserving executed copies of certain documents; upon receipt of notice, taking certain actions to enforce agreements as to which the issuing trust is a party, preparing certain documents for signature by the issuing trust, obtaining services of outside counsel, accountants and/or other outside service providers, other actions incidental or reasonably necessary to accomplish the foregoing and certain other actions specifically directed by the issuing trust. In addition, the administrator will prepare and file with the SEC and, if necessary, execute, on behalf of the issuing trust such documents, forms, certifications or filings as may be required by the Exchange Act.

         Each administrative services agreement will be governed by, and construed in accordance with, the laws of the State of New York.

Administrative Services Agreement of Global Funding

         Global Funding and the administrator executed the amended and restated administrative services agreement of Global Funding, dated as of August 16, 2005 (as amended, restated or modified form time to time, the "depositor administrative services agreement").

         Pursuant to the depositor administrative services agreement, the administrator agreed to perform various financial, statistical, accounting and other services for Global Funding, including maintenance of books and records, preparation, upon request, of amendments to and waivers under certain documents, holding, maintaining and preserving executed copies of certain documents; upon receipt of notice, taking certain actions to enforce agreements as to which Global Funding is a party, preparing certain documents for signature by Global Funding, obtaining services of outside counsel, accountants and/or other outside service providers, other actions incidental or reasonably necessary to accomplish the foregoing and certain other actions specifically directed by Global Funding. In addition, the administrator will prepare and file with the SEC and, if necessary, execute on behalf of Global Funding such documents, forms, certifications or filings as may be required by the Exchange Act.

         The depositor administrative services agreement is governed by, and will be construed in accordance with, the laws of the State of New York.

                              ERISA CONSIDERATIONS

         ERISA imposes certain requirements on "employee benefit plans" (as defined in Section 3(3) of ERISA) subject to ERISA, including entities such as collective investment funds whose underlying assets include the assets of such plans (collectively, "ERISA Plans"), and on those persons who are fiduciaries with respect to ERISA Plans. Investments by ERISA Plans are subject to ERISA's general fiduciary requirements, including the requirement of investment prudence and diversification and the requirement that an ERISA Plan's investments be made in accordance with the documents governing the ERISA Plan. Each fiduciary of an ERISA Plan should consider the fiduciary standards of ERISA in the context of the ERISA Plan's particular circumstances before authorizing an investment in the notes. Accordingly, among other factors, the fiduciary should consider whether the investment would satisfy the prudence and diversification requirements of ERISA and would be consistent with the documents and instruments governing the ERISA Plan.

         Under U.S. Department of Labor regulations at 29 C.F.R. 2510.3-101, as in effect from time to time (the "Plan Asset Regulations"), assets of a trust may be deemed to be "plan assets" of an ERISA Plan or a "plan" such as an individual retirement account or a Keogh plan (as defined in Section 4975(e)(1) of the Code, other than a governmental or church plan described in Section 4975(g)(2) or (3) of the Code) (together with ERISA Plans, "Plans") for purposes of ERISA and Section 4975 of the Code if a Plan or a person investing "plan assets" of a Plan acquires an equity interest in a trust and none of the exceptions contained in the Plan Asset Regulations are applicable. An equity interest is defined under the Plan Asset Regulations as an interest other than an instrument that is treated as indebtedness under applicable local law and has no substantial equity features. There is very little pertinent authority on the issue of what constitutes an equity interest for purposes of the Plan Asset Regulations. Accordingly, whether the notes would be treated as debt or equity for purposes of the Plan Asset Regulations is unclear. Since, however, the holders of notes of a series will have recourse only to the relevant collateral that secures such series of notes, if the notes were treated as equity interests, the related funding agreements would be treated as assets of any Plan holding a note.

         Even if the notes were treated as equity interests for purposes of the Plan Asset Regulations, because (a) each trust expects that the funding agreements will be treated as debt, rather than equity, for federal tax purposes and (b) the funding agreements should not be deemed to have any "substantial equity features," none of the assets underlying the funding agreements should be treated as Plan Assets for purposes of the Plan Asset Regulations. Those conclusions are based, in part, upon the traditional debt features of the funding agreements, including the reasonable expectation of purchasers of the notes that the payments due under the funding agreements will be paid when due, as well as the absence of conversion rights, warrants and other typical equity features.

         Moreover, since the Delaware trustee has no discretionary authority with respect to the funding agreements, even if the funding agreements are treated as assets of a Plan holding a note, the Delaware trustee should not be treated as having acted in a fiduciary capacity with respect to the funding agreements and the treatment of the funding agreements as Plan assets should not, absent other factors that do not appear to be present, give rise to a violation of the prohibited transaction rules of ERISA or Section 4975 of the Code.

         Therefore, subject to the considerations described herein, the notes are eligible for purchase by Plans, any entity whose underlying assets include "plan assets" by reason of any Plan's investment in the entity ("Plan Asset Entity") and any person investing "plan assets" of any Plan.

         Section 406 of ERISA and Section 4975 of the Code also prohibit Plans from engaging in certain transactions involving "plan assets" with persons who are "parties in interest" under ERISA or "disqualified persons" under the Code with respect to such Plans (together, "Parties in Interest"). For example, if either Global Funding, a trust or Allstate Life is a Party in Interest with respect to a Plan (either directly or by reason of its ownership of its subsidiaries), the purchase of the notes of the applicable series by or on behalf of the Plan would likely be a prohibited transaction under Section 406(a)(1) of ERISA and Section 4975(c)(1) of the Code, unless exemptive relief were available under an applicable administrative exemption (see below). A Party in Interest that engages in a prohibited transaction may be subject to excise taxes and other penalties and liabilities under ERISA and the Code.

         The U.S. Department of Labor has issued five prohibited transaction class exemptions ("PTCEs") that may provide exemptive relief for direct or indirect prohibited transactions resulting from the purchase and holding of the notes by or on behalf of a Plan. Those class exemptions are PTCE 96-23 (for certain transactions determined by in-house asset managers), PTCE 95-60 (for certain transactions involving insurance company general accounts), PTCE 91-38 (for certain transactions involving bank collective investment funds), PTCE 90-1 (for certain transactions involving insurance company separate accounts) and PTCE 84-14 (for certain transactions determined by independent qualified professional asset managers). There can be no assurances that any of these class exemptions or any other exemptions will be available with respect to any particular transaction involving the notes. In addition, a purchaser of the notes should be aware that even if the conditions specified in one or more of the above-referenced exemptions are met, the scope of the exemptive relief provided by the exemption might not cover all acts which might be construed as prohibited transactions.

         Accordingly, the notes may not be purchased or held by any Plan, any Plan Asset Entity or any person investing "plan assets" of any Plan, unless the purchase and holding of the notes is exempt under PTCE 96-23, 95-60, 91-38, 90-1 or 84-14. Any purchaser of the notes or any interest therein, including in the secondary market, will be deemed to have represented that, among other things, either it is not a Plan or other Plan Asset Entity and is not purchasing the notes on behalf of or with "plan assets" of any Plan or other Plan Asset Entity; or its purchase and holding of the notes is exempt under PTCE 96-23, 95-60, 91-38, 90-1 or 84-14, and that such representations shall be deemed to be made each day from the date on which the purchaser purchases through and including the date on which the purchaser disposes of the notes.

         Moreover, the notes may not be purchased or held by any Plan, any Plan Asset Entity or any person investing "plan assets" of any Plan if Global Funding, any trust or any of their respective affiliates (a) have investment or administrative discretion with respect to the assets of the Plan used to effect such purchase; (b) have authority or responsibility to give, or regularly give, investment advice with respect to such assets, for a fee and pursuant to an agreement or understanding that such advice (1) will serve as a primary basis for investment decisions with respect to such assets, and (2) will be based on the particular investment needs of such Plan; or (c) unless PTCE 95-60, 91-38 or 90-1 applies, are an employer maintaining or contributing to such Plan.

         Any insurance company proposing to invest assets of its general account in the notes should consider the implications of the United States Supreme Court's decision in John Hancock Mutual Life Insurance Co. v. Harris Trust and Savings Bank, 510 U.S. 86, 114 S. Ct. 517 (1993), in which the United States Supreme Court held that in certain circumstances assets in a life insurance company's general account are treated as assets of a Plan that owns a policy or other contract with such insurance company, as well as the effect of Section 401(c) of ERISA as interpreted by regulations issued by the U.S. Department of Labor in January 2000.

         Due to the complexity of these rules and the penalties that may be imposed upon persons involved in non-exempt prohibited transactions, it is particularly important that fiduciaries or other persons considering purchasing notes on behalf of or with "plan assets" of any Plan or Plan Asset Entity consult with their counsel regarding the potential consequences under ERISA and the Code and the availability of exemptive relief under PTCE 96-23, 95-60, 91-38, 90-1 or 84-14.

         Governmental plans (as defined in Section 3(32) of ERISA) and certain church plans (as defined in Section 3(33) of ERISA), while not subject to the fiduciary responsibility provisions of ERISA or the provisions of Section 4975 of the Code, may nevertheless be subject to state, local or other federal laws that are substantially similar to the foregoing provisions of ERISA and the Code such as Section 503 of the Code. No view is expressed as to whether an investment in the notes (and any continued holding of the notes), or the operation and administration of Global Funding or any trust, is appropriate or permissible for any governmental plan or church plan under Section 503 of the Code, or under any state, local or other law respecting such plan. Any purchaser of the notes or any interest therein, including in the secondary market, will be deemed to have represented that, among other things either (a) it is not a government plan or a church plan or any entity the assets of which are treated as including assets of such plans and it is not purchasing the notes on behalf of or with assets of any such plan or entity or (b) its purchase, holding and disposition of the notes is not in violation of the laws applicable to any such governmental plan or church plan, and such representations shall be deemed to be made each day from the date on which the purchaser purchases, through and including the date on which the purchaser disposes of the notes. Fiduciaries of any such plans should consult with their counsel before purchasing any notes.

         The sale of any notes to a Plan is in no respect a representation by any party or entity that such an investment meets all relevant legal requirements with respect to investments by Plans generally or any particular Plan, or that such an investment is appropriate for Plans generally or any particular Plan.

         Notwithstanding the above, with regard to a particular trust, the sale of notes of the applicable series to Plans, or a person utilizing the plan assets of Plans, might not be allowed, or might only be allowed subject to certain additional conditions, in which case the applicable pricing supplement to this prospectus will disclose the prohibition or such additional conditions.

         THE EMPLOYEE BENEFIT PLAN CONSIDERATIONS SET FORTH ABOVE ARE ONLY INTENDED AS A SUMMARY AND MAY NOT BE APPLICABLE DEPENDING UPON A PLAN'S SPECIFIC FACTS AND CIRCUMSTANCES. PLAN FIDUCIARIES SHOULD CONSULT THEIR OWN ADVISORS WITH RESPECT TO THE ADVISABILITY OF AN INVESTMENT IN THE NOTES, AND POTENTIALLY ADVERSE CONSEQUENCES OF

SUCH INVESTMENT, INCLUDING WITHOUT LIMITATION THE POSSIBLE EFFECTS OF CHANGES IN APPLICABLE LAWS.

                              PLAN OF DISTRIBUTION

         The trusts will offer the notes from time to time for sale to or through the agents identified in the applicable prospectus supplement (collectively, the "Agents"). The trusts may also offer the notes from time to time for sale directly to investors and other purchasers. The distribution of the notes offered under this prospectus may occur in one or more transactions at fixed prices, at market prices prevailing at the time of sale, at prices related to such prevailing market prices or at negotiated prices, all of which may change over time.

         Each trust will use the net proceeds received from the issuance of the related series of notes to purchase a funding note from Global Funding. Each funding note will be cancelled immediately upon the assignment and deposit by Global Funding of the related funding agreement(s) to the issuing trust.

         Global Funding will use the net proceeds received from the sale of the related funding note to purchase one or more funding agreements issued by Allstate Life. Global Funding will immediately assign absolutely to, and deposit into, the issuing trust each such funding agreement.

         In connection with any sale of the notes, the Agents may receive compensation in the form of discounts, concessions or commissions from the issuing trust or from purchasers of the notes for whom they may act as agents. The Agents may sell the notes to or through dealers, and those dealers may receive compensation in the form of discounts, concessions, or commissions from the purchasers for whom they may act as agents. Any Agents that participate in the offering of the notes will be identified and their compensation will be described in the applicable prospectus supplement or the applicable pricing supplement. The applicable prospectus supplement or the applicable pricing supplement will also describe the other terms of the offering, including any discounts or concessions allowed or reallowed or paid to dealers.

         The Agents participating in the distribution of notes will be "underwriters," with respect to the notes being distributed by them and the funding agreements being purchased by the issuing trust, and any discounts or commissions received by them on the sale or resale of notes may be deemed to be underwriting discounts and commissions under the Securities Act. The Agents may be entitled under agreements entered into with a trust, Global Funding and Allstate Life to indemnification against certain civil liabilities, including liabilities under the Securities Act, or to contribution with respect to payments that the Agents may be required to make in respect of such liabilities.

         Global Funding is a statutory issuer of the notes and the funding notes under the Securities Act, and Allstate Life is a statutory issuer of the funding agreements under the Securities Act.

         With respect to any series of notes as to which J.P. Morgan Securities Inc. will serve as an agent, the relevant trust will appoint an eligible and unaffiliated entity to serve as indenture trustee, instead of J.P. Morgan Trust Company. In this situation, Global Funding will appoint an eligible and unaffiliated entity to serve as funding note indenture trustee, instead of J.P. Morgan Trust Company for the related funding note.

         In the ordinary course of its business, the Agents and their affiliates have engaged, and may in the future engage, in investment and commercial banking transactions with Allstate Life and certain of its affiliates.

                                 LEGAL OPINIONS

         Certain matters regarding the notes, funding notes and funding agreements, and their offering will be passed upon:

         o for Allstate Life by Counsel of Allstate Life (as to Illinois law, including the validity of the funding agreements thereunder);

         o for Global Funding and Allstate Life by LeBoeuf, Lamb, Greene & MacRae LLP (as to New York law and United States Federal securities law, including the validity of the notes and the funding notes thereunder, and as to tax law and certain insurance regulatory matters);

         o for Global Funding and Allstate Life by Lord, Bissell & Brook LLP (as to certain Illinois regulatory matters);

         o for Global Funding and Wilmington Trust Company by Richards, Layton & Finger, P.A. (as to Delaware law, including, organization, authority and certain regulatory matters related to Global Funding, the trusts and the Delaware Trustee, certain security interest matters, the enforceability of the trust agreements and the valid issuance of the notes and the funding notes); and

         o for the Agents by Sidley Austin Brown & Wood LLP (as to United States Federal securities law).

         LeBoeuf, Lamb, Greene & MacRae LLP has from time to time represented, and continues to represent, one or more of the Agents. Sidley Austin Brown & Wood LLP has from time to time represented, and continues to represent Allstate Life.

                                     EXPERTS

         The consolidated financial statements and the related consolidated financial statement schedules incorporated in this Prospectus by reference from the Allstate Life Insurance Company Annual Report on Form 10-K for the year ended December 31, 2004 have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report (which report expresses an unqualified opinion and includes an explanatory paragraph relating to a change in method of accounting for certain nontraditional long-duration contracts and for separate accounts in 2004 and changes in the methods of accounting for embedded derivatives in modified coinsurance agreements and variable interest entities in 2003), which is incorporated herein by reference, and have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

         With respect to the unaudited interim financial information for the periods ended March 31, 2005 and 2004, June 30, 2005 and 2004 and September 30, 2005 and 2004 which is incorporated herein by reference, Deloitte & Touche LLP, an independent registered public accounting firm, have applied limited procedures in accordance with the standards of the Public Company Accounting Oversight Board (United States) for a review of such information. However, as stated in their reports included in the Company's Quarterly Reports on Form 10-Q for the quarters ended March 31, 2005, June 30, 2005 and September 30, 2005 and incorporated by reference herein, they did not audit and they do not express an opinion on that interim financial information. Accordingly, the degree of reliance on their reports on such information should be restricted in light of the limited nature of the review procedures applied. Deloitte & Touche LLP are not subject to the liability provisions of Section 11 of the Securities Act of 1933 for their reports on the unaudited interim financial information because those reports are not "reports" or a "part" of the registration statement prepared or certified by an accountant within the meaning of Sections 7 and 11 of the Act.

                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14. Other Expenses of Issuance and Distribution.

         The following table sets forth the expenses to be incurred in connection with the offering described in this registration statement. Except for the Securities and Exchange Commission registration fee, all amounts shown are estimates.


Securities and Exchange Commission registration fee                                                        $
Blue Sky Filing and Counsel Fees
Fees and expenses of Trustees
Printing Registration Statement, prospectus and other documents
Accountants' fees
Rating Agencies' fees
Miscellaneous expenses                                                                                     $


Item 15. Indemnification of Directors and Officers.

Allstate Life Insurance Company

         Under Section 8.75 of the Illinois Business Corporation Act of 1983, Allstate Life Insurance Company is empowered, subject to the procedures and limitations stated therein, to indemnify any person against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with any threatened, pending or completed action, suit or proceeding to which such person is made a party or threatened to be made a party by reason of his being or having been a director, officer, employee or agent of Allstate Life Insurance Company, or serving or having served at the request of Allstate Life Insurance Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise. Section 8.75 further provides that indemnification to which a person may be entitled under any by-law, agreement, vote of stockholders or disinterested directors, or otherwise, and that such indemnification to which a person may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors, officer, employee or agent of Allstate Life Insurance Company who has ceased to serve in such capacity, and shall inure to the benefit of the heirs, executors and administrators of such a person.

         Article VI, Section 1 of the bylaws of Allstate Life Insurance Company provides that Allstate Life Insurance Company will indemnify all of its directors, former directors, officers and former officers, to the fullest extent permitted under law, who were or are a party or are threatened to be made party to any proceeding by reason of the fact that such persons were or are directors or officers of Allstate Life Insurance Company, against liabilities, expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by them. The indemnity shall not be deemed exclusive of any other rights to which directors or officers may be entitled by law or under any articles of incorporation, bylaw, agreement, vote of stockholders or disinterested directors or otherwise. In addition, the indemnity shall inure to the benefit of the legal representatives of directors and officers or of their estates, whether such representatives are court appointed or otherwise designated, and to the benefit of the heirs of such directors and officers. The indemnity shall extend to and include claims for such payments arising out of any proceeding commenced or based on actions of such directors and officers taken prior to the effectiveness of this indemnity; provided that payment of such claims had not been agreed to or denied by Allstate Life Insurance Company before such date. Article IV of the bylaws of The Allstate Corporation provides similar rights of indemnification to all directors, former directors, officers and former officers of Allstate Life Insurance Company, as a subsidiary of The Allstate Corporation.

         The directors and officers of Allstate Life Insurance Company have been provided liability insurance for certain losses arising from claims or charges made against them while acting in their capacities as directors or officers of Allstate Life Insurance Company.

Allstate Life Global Funding

         Pursuant to an amended and restated support and expenses agreement between Allstate Life Insurance Company and Allstate Life Global Funding to be dated on or about the date of effectiveness of this registration statement, Allstate Life Insurance Company will agree to indemnify Wilmington Trust Company as Delaware trustee and AMACAR Pacific Corp. as administrator of Allstate Life Global Funding with respect to certain matters related to the performance of such functions.

         Allstate Life Global Funding will agree, pursuant to an amended and restated administrative services agreement of Allstate Life Global Funding to be dated on or about the date of effectiveness of this registration statement (the "depositor administrative services agreement"), to indemnify AMACAR Pacific Corp., as administrator, and to hold the administrator harmless, from and against certain losses arising out of, in connection with, or resulting from the administrator's right and/or performance of the administrator's duties by the administrator or its agents and employees pursuant to the depositor administrative services agreement. Allstate Life Global Funding will also agree, pursuant to an amended and restated indemnity agreement with Wilmington Trust Company, to indemnify, protect, save and keep harmless Wilmington Trust Company, as Delaware trustee, and its officers, directors, successors, assigns, legal representatives, agents, and servants, from and against certain liabilities relating to or arising out of the amended and restated trust agreement of Allstate Life Global Funding, to be dated on or about the date of effectiveness of this registration statement (as the same may be further amended, restated or modified) or any other agreements to which Allstate Life Global Funding is a party or to which Allstate Life Global Funding becomes a party.

Item 16. Exhibits.

(a)      Exhibits

     Exhibit No. Description

            1.1* Form of Distribution Agreement.

            1.2* Form of Terms Agreement (included in Part E to the Form of
                 Series Instrument filed as Exhibit 4.12).

            1.3* Form of Representations and Indemnity Agreement.

            3.1* Articles of Amendment to the Articles of Incorporation of Allstate Life Insurance Company dated
                 December 29, 1999 (incorporated by reference to Form 10 dated April 24, 2002 (File No. 000-31248)).

            3.2* By-Laws of Allstate Life Insurance Company, Amended and Restated June 28, 2000 (incorporated by reference to Form 10 dated April 24, 2002 (File No. 000-31248)).

            3.3* Certificate of Trust of Allstate Life Global Funding, dated as of June 24, 2002 (incorporated by reference to Registration Statement (File No. 333-101424)).

            3.4* Amended and Restated Certificate of Trust of Allstate Life Global Funding, dated as of April 20, 2004.

            3.5* Form of Certificate of Trust of an Allstate Life Global Funding
                 Trust.

            4.1* Form of Amended and Restated Trust Agreement of Allstate Life Global Funding to be entered into by
                 Wilmington Trust Company, as Delaware Trustee, and AMACAR Pacific Corp., in its capacities as
                 Administrator and Trust Beneficial Owner.

            4.2* Standard Trust Agreement Terms.

            4.3* Form of Trust Agreement of each Issuing Trust to be entered into among Wilmington Trust Company,
                 AMACAR Pacific Corp. and Global Funding (included in Part A to the Form of Series
                 Instrument filed as Exhibit 4.12).

            4.4* Standard Indenture Terms.

                                      II-2

     Exhibit No. Description

            4.5* Form of Indenture to be entered into between each Issuing Trust and J.P. Morgan Trust Company,
                 National Association (included in Part A to the Form of Closing Instrument filed as Exhibit
                 4.13 hereto).

            4.6* Standard Funding Note Indenture Terms.

            4.7* Form of Funding Note Indenture to be entered into between Global Funding and J.P. Morgan Trust
                 Company, National Association (included in Part B to the Form of Closing Instrument filed as
                 Exhibit 4.13 hereto).

            4.8* Form of Global Security for Secured Medium Term Note Program.

            4.9* Form of Definitive Security for Secured Medium Term Note Program.

           4.10* Form of Global Security for Allstate Life(R) CoreNotes(R) Program.

           4.11* Form of Definitive Security for Allstate Life(R) CoreNotes(R) Program.

           4.12* Form of Series Instrument.

           4.13* Form of Closing Instrument.

            5.1* Opinion of Counsel of Allstate Life Insurance Company.

            5.2* Opinion of LeBoeuf, Lamb, Greene & MacRae LLP

              8* Opinion of LeBoeuf, Lamb, Greene & MacRae LLP, as Tax Counsel.

           10.1* Form of Funding Agreement between Allstate Life Insurance Company and Allstate Life Global Funding
                 (incorporated by reference to Registration Statement (File No. 333-101424)).

           10.2* Form of Funding Note related to Secured Medium Term Notes issued under the Allstate Life(R)
                 CoreNotes(R) Program.

           10.3* Form of Funding Note related to Secured Medium Term Notes issued under the Secured Medium Term
                 Note Program.

           10.4* Form of Amended and Restated Support and Expenses Agreement to be entered into between Allstate Life
                 Insurance Company and Allstate Life Global Funding.

           10.5* Standard Support and Expenses Agreement Terms.

           10.6* Form of Support and Expenses Agreement (included in Part C to the Form of Series Instrument filed as
                 Exhibit 4.12).

           10.7* Form of Amended and Restated Administrative Services Agreement to be entered into between Allstate Life
                 Global Funding and AMACAR Pacific Corp.

           10.8* Standard Administrative Services Agreement Terms.

           10.9* Form of Administrative Services Agreement of each Issuing Trust to be entered into between each Issuing
                 Trust and AMACAR Pacific Corp. (included in Part B to the Form of Series Instrument filed as Exhibit 4.12).

          10.10* Form of Name Licensing Agreement between Allstate Insurance Company and Allstate Life Global
                 Funding.

          10.11* Form of Name Licensing Agreement of each Issuing Trust (included in Part D to the Form of Series
                 Instrument filed as Exhibit 4.12).

          10.12* Standard Name Licensing Agreement Terms.

          10.13* Indemnity Agreement, dated as of June 24, 2002, between Allstate Life Global Funding and
                 Wilmington Trust Company (incorporated by reference to Registration Statement (File No.
                 333-101424)).

                                      II-3

     Exhibit No. Description

          10.14* Form of Amended and Restated Indemnity Agreement to be entered into between Allstate Life Global
                 Funding and Wilmington Trust Company (incorporated by reference to Registration Statement (File
                 No. 333-112249)).

              12 Ratio of Earnings to Fixed Charges of Allstate Life Insurance Company.

            23.1 Consent of Independent Registered Public Accounting Firm.

           23.2* Consent of Counsel of Allstate Life Insurance Company (included in Exhibit 5.1).

           23.3* Consents of LeBoeuf, Lamb, Greene & MacRae LLP

           23.4* Consent of Lord, Bissell & Brook LLP.

           23.5* Consent of Richards, Layton & Finger, P.A.

           25.1* Statement of Eligibility under the Trust Indenture Act of 1939 of J.P. Morgan Trust Company,
                 National Association as Indenture Trustee under the Indenture.

           25.2* Statement of Eligibility under the Trust Indenture Act of 1939 of J.P. Morgan Trust Company,
                 National Association as Funding Note Indenture Trustee under the Funding Note Indenture.
------------------

*        To be filed by amendment.

Item 17. Undertakings.

         (a)    The undersigned registrants hereby undertake:

         (1) To file, during any period in which offers or sales are being made of the securities registered hereby, a post-effective amendment to this registration statement:

         (i) To include any prospectus required by section 10(a)(3) of the Securities Act of 1933;

         (ii) To reflect in the prospectus any facts or events arising after the effective date of this registration statement (or the most recent post-effective amendment hereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from low or high end estimated offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b), if, in the aggregate, the changes in volume and price represent no more than 20 percent change in maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement.

         (iii) To include any material information with respect to the plan of distribution not previously disclosed in this registration statement or any material change to such information in this registration statement;

         Provided, however, That:


         (A) The undertakings set forth in paragraphs (i), (ii) and (iii) above do not apply if the registration statement is on Form S-3 or Form F-3 and the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Commission by the registrants pursuant to section 13 or section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in this registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of this registration statement.

         (B) Provided, further, however, that the undertakings set forth in paragraphs (i) and (ii) do not apply if the registration statement is for an offering of asset-backed securities on Form S-1 or Form S-3, and the information required to be included in a post-effective amendment is provided pursuant to
Item 1100(c) of Regulation AB.


         (2) That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser, if the registrants are relying on Rule 430(B):


         (A) Each prospectus filed by the registrants pursuant to Rule 424(b)(3) shall be deemed to be part of this registration statement as of the date the filed prospectus was deemed part of and included in this registration statement; and


         (B) Each prospectus required to be filed pursuant to Rule 424(b)(2),
(b)(5), or (b)(7) as part of this registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii) or (x) for the purpose of providing the information required by section 10(a) of the Securities Act of 1933 shall be deemed to be part of and included in this registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at the date an underwriter, such date shall be deemed to be a new effective date of this registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided , however, that no statement made in this registration statement or prospectus that is part of this registration statement or made in a document incorporated or deemed incorporated by reference into this registration statement or prospectus that is part of this registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in this registration statement or prospectus that was part of this registration statement or made in any such document immediately prior to such effective date.


         (3) That, for the purpose of determining liability of the registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities:


         The undersigned registrants undertake that in a primary offering of securities of the undersigned registrants pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrants will be sellers to the purchaser and will be considered to offer or sell such securities to such purchaser:


         (i) Any preliminary prospectus or prospectus of the undersigned registrants relating to the offering required to be filed pursuant to Rule 424;


         (ii) Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrants or used or referred to by the undersigned registrants;


         (iii) The portion of any other free writing prospectus relating to the offering containing materials information about the undersigned registrants or their securities provided by or on behalf of the undersigned registrants; and


         (iv) Any other communication that is an offer in the offering made by the undersigned registrants to the purchaser.

         (4) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (5) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b) The undersigned registrants hereby further undertake that, for purposes of determining any liability under the Securities Act of 1933, each filing of any annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in this registration statement shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (c) The undersigned registrants hereby undertake to file an application for the purposes of determining eligibility of the trustee to act under Subsection (a) of Section 310 of the Trust Indenture Act in accordance with the rules and regulations prescribed by the Commission under Section 305(b)(2) of the Trust Indenture Act.

          (d) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the provisions discussed in Item 15 above, or otherwise, the undersigned registrants have been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Allstate Life of expenses incurred or paid by its director, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Allstate Life will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

         (e) The undersigned registrants hereby undertake that, for purposes of determining any liability under the Securities Act of 1933, each filing of the annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 of a third party that is incorporated by reference in the registration statement in accordance with Item 1100(c)(1) of Regulation AB (17 CFR 229.1100(c)(1)) shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (f) The undersigned registrants hereby undertake to deliver or cause to be delivered with the prospectus, to each person to whom the prospectus is sent or given, the latest annual report, to security holders that is incorporated by reference in the prospectus and furnished pursuant to and meeting the requirements of Rule 14a-3 or Rule 14c-3 under the Securities Exchange Act of 1934; and, where interim financial information required to be presented by Article 3 of Regulation S-X is not set forth in the prospectus, to deliver, or cause to be delivered to each person to whom the prospectus is sent or given, the latest quarterly report that is specifically incorporated by reference in the prospectus to provide such interim financial information.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, Allstate Life Global Funding certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment no. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Charlotte, State of North Carolina, on November 29, 2005.

                                               ALLSTATE LIFE GLOBAL FUNDING

                                               By: AMACAR Pacific Corp.,
                                               not in its individual capacity,
                                               but solely as administrator*

                                               By:   /s/ EVELYN ECHEVARRIA
                                                     -----------------------
                                                     Name: Evelyn Echevarria
                                                     Title:  Vice President,
                                                     Secretary and Director
---------------
* Allstate Life Global Funding is a statutory trust organized under the laws of the State of Delaware and has no principal executive officer or officers, principal financial officer and controller, principal accounting officer, board of directors or persons performing similar functions, except for the administrator. AMACAR Pacific Corp., as administrator, is the sole provider of administrative services to Allstate Life Global Funding.

     Pursuant to the requirements of the Securities Act of 1933, as amended, Allstate Life Insurance Company certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment no. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Northbrook, and State of Illinois, on November 29, 2005.

                                                ALLSTATE LIFE INSURANCE COMPANY

                                                By: /s/ CASEY J. SYLLA
                                                    -------------------------
                                                    Casey J. Sylla, Chairman of
                                                    the  Board, President and
                                                    Director

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
registration statement has been signed on November 29, 2005 by the following persons in the capacities indicated.

               Signature                                                   Title
           /s/ DAVID A. BIRD                        Senior Vice President and Director of Allstate Life
           -----------------
             David A. Bird

           /s/ DANNY L. HALE                                     Director of Allstate Life
           -----------------
             Danny L. Hale

          /s/ EDWARD M. LIDDY                                    Director of Allstate Life
          -------------------
            Edward M. Liddy

          /s/ JOHN C. LOUNDS                        Senior Vice President and Director of Allstate Life
          ------------------
            John C. Lounds

         /s/ DOUGLAS B. WELCH                       Senior Vice President and Director of Allstate Life
         --------------------
           Douglas B. Welch

          /s/ ROBERT W. PIKE                                     Director of Allstate Life
          ------------------
            Robert W. Pike

         /s/ JOHN C. PINTOZZI             Senior Vice President, Chief Financial Officer and Director of Allstate
         --------------------
           John C. Pintozzi                                  Life (Principal Financial Officer)

         /s/ ERIC A. SIMONSON             Senior Vice President, Chief Investment Officer and Director of Allstate
         --------------------
           Eric A. Simonson                                                 Life

          /s/ KEVIN R. SLAWIN                       Senior Vice President and Director of Allstate Life
          -------------------
            Kevin R. Slawin

          /s/ CASEY J. SYLLA             Chairman of the Board, President and Director of Allstate Life (Principal
          ------------------
            Casey J. Sylla                                           Executive Officer)

        /s/ MICHAEL J. VELOTTA           Senior Vice President, General Counsel, Secretary and Director of Allstate
        ----------------------
          Michael J. Velotta                                                Life

       /s/ THOMAS J. WILSON, II                                  Director of Allstate Life
       ------------------------
         Thomas J. Wilson, II


                                  EXHIBIT INDEX

     Exhibit No. Description

            1.1* Form of Distribution Agreement.

            1.2* Form of Terms Agreement (included in Part E to the Form of Series Instrument filed as Exhibit 4.12).

            1.3* Form of Representations and Indemnity Agreement.

            3.1* Articles of Amendment to the Articles of Incorporation of Allstate Life Insurance Company dated
                 December 29, 1999 (incorporated by reference to Form 10 dated April 24, 2002 (File No. 000-31248)).

            3.2* By-Laws of Allstate Life Insurance Company, Amended and Restated June 28, 2000 (incorporated by reference to Form 10 dated April 24, 2002 (File No. 000-31248)).

            3.3* Certificate of Trust of Allstate Life Global Funding, dated as of June 24, 2002 (incorporated by reference to Registration Statement (File No. 333-101424)).

            3.4* Amended and Restated Certificate of Trust of Allstate Life Global Funding, dated as of April
                 20, 2004.

            3.5* Form of Certificate of Trust of an Allstate Life Global Funding Trust.

            4.1* Form of Amended and Restated Trust Agreement of Allstate Life Global Funding to be entered into by
                 Wilmington Trust Company, as Delaware Trustee, and AMACAR Pacific Corp., in its capacities as
                 Administrator and Trust Beneficial Owner.

            4.2* Standard Trust Agreement Terms.

            4.3* Form of Trust Agreement of each Issuing Trust to be entered into among Wilmington Trust Company,
                 AMACAR Pacific Corp. and Global Funding (included in Part A to the Form of Series
                 Instrument filed as Exhibit 4.12).

            4.4* Standard Indenture Terms.

            4.5* Form of Indenture to be entered into between each Issuing Trust and J.P. Morgan Trust Company,
                 National Association (included in Part A to the Form of Closing Instrument filed as Exhibit
                 4.13 hereto).

            4.6* Standard Funding Note Indenture Terms.

            4.7* Form of Funding Note Indenture to be entered into between Global Funding and J.P. Morgan
                 Trust Company, National Association (included in Part B to the Form of Closing
                 Instrument filed as Exhibit 4.13 hereto).

            4.8* Form of Global Security for Secured Medium Term Note Program.

            4.9* Form of Definitive Security for Secured Medium Term Note Program.

           4.10* Form of Global Security for Allstate Life(R) CoreNotes(R) Program.

           4.11* Form of Definitive Security for Allstate Life(R) CoreNotes(R) Program.

           4.12* Form of Series Instrument.

           4.13* Form of Closing Instrument.

            5.1* Opinion of Counsel of Allstate Life Insurance Company.

            5.2* Opinion of LeBoeuf, Lamb, Greene & MacRae LLP

              8* Opinion of LeBoeuf, Lamb, Greene & MacRae LLP, as Tax Counsel.

                                      II-9

     Exhibit No. Description

           10.1* Form of Funding Agreement between Allstate Life Insurance Company and Allstate Life Global Funding
                 (incorporated by reference to Registration Statement (File No. 333-101424)).

           10.2* Form of Funding Note related to Secured Medium Term Notes issued under the Allstate Life(R)
                 CoreNotes(R) Program.

           10.3* Form of Funding Note related to Secured Medium Term Notes issued under the Secured Medium Term
                 Note Program.

           10.4* Form of Amended and Restated Support and Expenses Agreement to be entered into between Allstate
                 Life Insurance Company and Allstate Life Global Funding.

           10.5* Standard Support and Expenses Agreement Terms.

           10.6* Form of Support and Expenses Agreement (included in Part C to the Form of Series Instrument filed as Exhibit 4.12).

           10.7* Form of Amended and Restated Administrative Services Agreement to be entered into between Allstate
                 Life Global Funding and AMACAR Pacific Corp.

           10.8* Standard Administrative Services Agreement Terms.

           10.9* Form of Administrative Services Agreement of each Issuing Trust to be entered into between each Issuing
                 Trust and AMACAR Pacific Corp. (included in Part B to the Form of Series Instrument filed as Exhibit 4.12).

          10.10* Form of Name Licensing Agreement between Allstate Insurance Company and Allstate Life Global Funding.

          10.11* Form of Name Licensing Agreement of each Issuing Trust (included in Part D to the Form of Series Instrument filed as Exhibit 4.12).

          10.12* Standard Name Licensing Agreement Terms.

          10.13* Indemnity Agreement, dated as of June 24, 2002, between Allstate Life Global Funding and Wilmington Trust
                 Company (incorporated by reference to Registration Statement (File No. 333-101424)).

          10.14* Form of Amended and Restated Indemnity Agreement to be entered into between Allstate Life Global
                 Funding and Wilmington Trust Company (incorporated by reference to Registration Statement (File
                 No. 333-112249)).

              12 Ratio of Earnings to Fixed Charges of Allstate Life Insurance Company.

            23.1 Consent of Independent Registered Public Accounting Firm.

           23.2* Consent of Counsel of Allstate Life Insurance Company (included in Exhibit 5.1).

           23.3* Consents of LeBoeuf, Lamb, Greene & MacRae LLP

           23.4* Consent of Lord, Bissell & Brook LLP.

           23.5* Consent of Richards, Layton & Finger, P.A.

           25.1* Statement of Eligibility under the Trust Indenture Act of 1939 of J.P. Morgan Trust Company,
                 National Association as Indenture Trustee under the Indenture.

           25.2* Statement of Eligibility under the Trust Indenture Act of 1939 of J.P. Morgan Trust Company,
                 National Association as Funding Note Indenture Trustee under the Funding Note Indenture.
------------------

*        To be filed by amendment.

                                     II-10